                                   Hartford Life Insurance Companies


                                               SEPARATE
                                               ACCOUNTS
                                                  AND
                                              MUTUAL FUNDS


                                             ANNUAL REPORT
                                            DECEMBER 31, 1996





                                                             [LOGO]

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 TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
Letter to Contractholders.......................................................     1
Performance Summary of Hartford Mutual Funds....................................     2
Investment Review...............................................................     3

HARTFORD LIFE INSURANCE COMPANIES SEPARATE ACCOUNT FINANCIAL STATEMENTS AND
  NOTES TO FINANCIAL STATEMENTS
  Hartford Life Insurance Company DC Variable Account-I.........................    12
  Hartford Life Insurance Company Separate Account One..........................    20
  Hartford Life Insurance Company Separate Account Two..........................    28
  Hartford Life Insurance Company Separate Account Variable Life One............    46
  Hartford Life Insurance Company Separate Account Variable Life Two............    54
  Hartford Life Insurance Company Separate Account Five.........................    62
  ITT Hartford Life and Annuity Insurance Company Separate Account One..........    70
  ITT Hartford Life and Annuity Insurance Company Separate Account Variable Life
   One..........................................................................    78
  ITT Hartford Life and Annuity Insurance Company Separate Account Variable Life
   Two..........................................................................    86
  ITT Hartford Life and Annuity Insurance Company Separate Account Five.........    94

HARTFORD MUTUAL FUNDS
  Statements of Net Assets as of December 31, 1996:
    Hartford Bond Fund, Inc.....................................................   102
    Hartford Stock Fund, Inc....................................................   104
    HVA Money Market Fund, Inc..................................................   106
    Hartford Advisers Fund, Inc.................................................   108
    Hartford U.S. Government Money Market Fund, Inc.............................   111
    Hartford Capital Appreciation Fund, Inc.....................................   112
    Hartford Mortgage Securities Fund, Inc......................................   115
    Hartford Index Fund, Inc....................................................   117
    Hartford International Opportunities Fund, Inc..............................   122
    Hartford Dividend and Growth Fund, Inc......................................   125
    Hartford International Advisers Fund, Inc...................................   127
    Hartford Small Company Fund, Inc............................................   132
  Statement of Operations for the Year Ended December 31, 1996:
    Hartford Mutual Funds.......................................................   134
  Statements of Changes in Net Assets for the Years Ended December 31, 1996 and
   December 31, 1995:
    Hartford Mutual Funds.......................................................   136
  Notes to Financial Statements:
    Hartford Mutual Funds.......................................................   140

Hartford Mutual Funds Financial Highlights......................................   146

 Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Accounts.

 This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

--------------------------------------------------------------------------------
 LETTER TO CONTRACTHOLDERS

 Dear Contractholders,

 Although 1996 began and ended with the same "slow growth/low inflation" forecast, perceptions about the rate of economic growth and how it would affect the direction of Federal Reserve policy shifted rapidly during the year. Over the first six months of the year, bonds bore the brunt of shifting expectations. Prices tumbled as economic growth accelerated and inflation fears intensified. Stock investors, anticipating that a stronger economy could lead to stronger earnings, disregarded rising interest rates and pushed the major stock indexes to a series of new all-time highs. But even stocks proved vulnerable in July, giving up the bulk of their first half gains as interest rates moved above 7% and earnings forecasts were reduced. Then sharply slower third quarter growth reversed the downward trend in bonds and rekindled the rally in stocks. For the full year, stocks as measured by the S&P 500, returned just under 23% as cash flows into stock mutual funds shattered previous records. Bonds, as measured by the Shearson Lehman Aggregate Bond Index, more than made up for earlier losses, finishing the year with a positive return of better than 3.5%. But progress was far from even among market sectors. In general, high quality, large-cap stocks did the best. In the bond markets, mortgage-backed and asset-backed securities outperformed government and corporate issues. In contrast to stocks, lower quality issues were the best performers within the corporate bond sector.

 As noted above, the consensus outlook still calls for slow growth and low inflation, which is precisely the background the financial markets want. But forecasts range widely, from a reacceleration of growth and inflationary pressures to additional slowing or even recession. As a result, we expect that the markets will continue concentrating on each new release of economic data looking for evidence of any shift from the central, slow growth forecast. Given that economic progress rarely proceeds smoothly, but rather fluctuates around a central trend, they are likely to find it. Fourth quarter growth forecasts, which as recently as November were being revised down from about a 2.5% annual rate to 1.5% or less, are now being revised up to 3% or more. Accordingly, we expect that the sharp changes in direction that characterized the financial markets throughout 1996 will continue into 1997.

                       [SIG]                            [SIG]
          Lowndes A. Smith                         Joseph H. Gareau
              CHAIRMAN                                PRESIDENT

                                                                          [LOGO]

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 PERFORMANCE SUMMARY OF HARTFORD MUTUAL FUNDS

FUNDS
                                                   TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31,
                          1996    1995    1994    1993    1992     1991     1990     1989    1988     1987     1986    1985

Bond....................  3.54%  18.49%  (3.95)% 10.24%    5.53%  16.43%    8.39%   12.10%   7.60%   (0.01)%  12.19%  20.62%
Stock................... 24.33   34.10   (1.89)  14.34    10.04   24.58    (3.87)   26.02   19.00     5.41    12.33   31.49
HVA Money Market........  5.09    5.74    3.95    2.94     3.63    6.01     8.09     9.10    7.40     6.49     6.77    8.53
Advisers................ 16.62   28.34   (2.74)  12.25     8.30   20.33     1.26    21.72   14.24     6.08    12.70   26.85
Capital Appreciation.... 20.70   30.25    2.50   20.80    16.98   53.99   (10.90)   24.11   26.37    (4.31)    9.03   36.18
U.S. Government Money
 Market.................  4.87    5.52    3.67    2.68     3.22    5.61     7.52     8.43    6.92     5.75     6.29    8.07
Mortgage Securities.....  4.99   16.17   (1.61)   6.31     4.64   14.71     9.70    13.13    8.38     2.64    11.13   20.61
Index................... 22.09   36.55    0.94    9.12     6.82   29.53    (3.99)   30.47   16.35   (12.91)    --      --
International
 Opportunities.......... 12.91   13.93   (1.94)  33.73    (4.43)  13.00   (11.76)    --      --       --       --      --
Dividend and Growth..... 22.91   36.37    1.96    --       --      --       --       --      --       --       --      --
International
 Advisers............... 12.25   15.84    --      --       --      --       --       --      --       --       --      --
Small Company........... 18.12*   --      --      --       --      --       --       --      --       --       --      --
MARKET INDICES

Standard & Poor's 500
 Stock Index............ 22.95%  37.52%   1.31%  10.06%    7.61%  30.39%   (3.11)%  31.62%  16.60%    5.49%   18.66%  31.70%
Shearson Lehman
 Gov't/Corp. Bond
 Index..................  2.90   19.24   (3.51)  11.03     7.58   16.13     8.28    14.24    7.58     2.29    15.62   21.30
90-Day Treasury Bills...  5.29    5.80    4.14    3.12     3.70    5.90     7.95     8.67    6.56     5.97     6.41    7.97
EAFEGDP.................  7.63   11.16    7.81   33.56    (9.65)  10.73     --       --      --       --       --      --
Frank Russell 2000
 Index.................. 16.51   28.45   (1.82)  18.71    18.41   46.04   (19.48)   16.26   25.02    (8.80)    5.68   31.04
Frank Russell 2500
 Index.................. 19.04   31.70   (1.07)  16.54    16.18   46.69   (14.88)   19.43   21.39     1.75    12.62    --
Shearson Lehman Brothers
 Mortgage Backed Bond
 Index..................  5.35   16.80   (1.61)   6.84     8.96   15.72    10.72    15.35    8.55     2.81     --      --

 The inception dates of the Funds are as follows: Bond and Stock--August 31, 1977, HVA Money Market--June 30, 1980, Advisers and U.S. Government Money Market--March 31, 1983, Capital Appreciation--April 2, 1984, Mortgage Securities--January 1, 1985, Index--May 1, 1987, International
 Opportunities--July 2, 1990, Dividend and Growth--March 8, 1994, International Advisers--March 1, 1995, and Small Company--August 9, 1996.

 *Annualized.

 The performance figures for mutual funds do not include insurance charges that are included in the unit values of individual plans.

 Total return consists of any change in the market price of securities owned by the various mutual funds, as well as income from dividends or interest. Calculations assume reinvestment of all distributions. Performance figures represent past results and are not a guarantee of future performance. An investor's unit, when redeemed, may be worth more or less than the original cost. Results do not take into account personal income taxes and capital gains taxes where applicable. Market indices are included as a broad measure of market performance and no direct comparison with the funds is intended.

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 INVESTMENT REVIEW - HARTFORD BOND FUND, INC.

 DECEMBER 31, 1996

 For the twelve months ended December 31, 1996, Hartford Bond Fund returned 3.5% (net of mutual fund expenses) outperforming the 2.9% return of the Shearson Lehman Government/Corporate Bond Index. We began the year with duration neutral to the index and significantly shorter than the average amount our peers, believing that the bond market was overextended and vulnerable to a correction. We maintained our neutral duration as interest rates moved up throughout the first half. Keying off the strength in the equity market we overweighted corporates. We also overweighted mortgage securities, finding particularly good value in discount fifteen-year paper.

 Expecting that the pace of economic growth would slow in the second half of the year, we extended duration, maintaining it in a range of 5% to 12% above that of the Index. Following a modification of the fund's investment policies permitting investment of up to 20% of the fund's assets in BB rated securities (the highest non-investment grade classification), we established a position in BB securities. This was a benefit to performance both because the sector outperformed the broad market and because of superior security selection with the sector. At year-end, we were evenly weighted relative to our benchmark in high yield issues.

 At year-end, bonds remained within their trading range, but appeared fairly priced without the excess optimism that characterized late 1995. Looking ahead, we expect the market to remain volatile as investors continue to monitor the economic data and speculate about potential changes in Federal Reserve policy. Although rates may not yet have established a top to their recent trading range, we expect that our overweighting in corporates and mortgages will provide some offset to our longer duration if rates back up. Longer term, we think the chances of weaker than expected economic growth may be greater than the "Street" currently thinks. Accordingly, we expect to maintain duration above that of the Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BOND        LGC
1/1/1986        10,000     10,000
1986            11,219     11,562
1987            11,218     11,827
1988            12,070     12,723
1989            13,531     14,535
1990            14,666     15,739
1991            17,076     18,277
1992            18,020     19,663
1993            19,865     21,831
1994            19,081     21,065
1995            22,609     25,118
12/31/1996      23,405     25,846

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 INVESTMENT REVIEW - HARTFORD STOCK FUND, INC.

 DECEMBER 31, 1996

 For the twelve months ended December 31, 1996, Hartford Stock Fund returned 24.4% (net of mutual fund expenses). The Fund outperformed its benchmark as the S&P 500 Index returned 23.0%.

 While the U.S. equity market in 1995 was helped by falling interest rates and rising bond prices for most of the year, U.S. equities in 1996 were basically on their own as interest rates actually rose during the first half of the year and then fell during the second half as evidence of an economic slowdown mounted. The ride in 1996 was not as smooth as the one in 1995 with a major bump in the road during July from which many small cap growth companies never recovered.

 The major factors underlying good performance during 1996 were earnings growth and size, with large cap stocks outdistancing small cap stocks by a wide margin. Strong performers during the year included energy service, electronics, banks, brokers, computers, cosmetics and household products and aerospace. Weak groups included media and entertainment, electric and telephone utilities, paper and forest products, metals and mining and restaurants.

 In 1996, the Stock Fund was helped by an emphasis on large companies; an overweight in technology, financial services, heath care and aerospace; strong performance by a number of the top ten holdings like GENERAL ELECTRIC, CITICORP, IBM, TRAVELERS and PROCTOR & GAMBLE; and pretty good stock selection. We also were fortunate to have had three of our holdings become the target of take-over bids during the year: U.S. Healthcare, Conrail, and MCI. We did have a few disappointments. Wal-Mart, and McDonald's, two of our top ten names, both lagged the market as their U.S. results were below expectations.

 Going forward, we remain optimistic about the U.S. equity market. Inflation remains under control, economic growth is moderate, corporate earnings growth looks reasonable and valuations do not look overly exuberant except in certain relatively isolated cases. We expect cash flows into the market to remain strong and takeover activity to continue. We also expect companies to continue to be aggressive buyers of their own stocks. While 1995 and 1996 have been spectacular back to back years, we see no reason to back away from the market, unless interest rates begin a sustained move upward as a result of very rapid economic growth. Right now, we see nothing on the horizon that indicates such a problem.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               STOCK     S&P 500
1/1/1986        10,000     10,000
1986            11,233     11,866
1987            11,841     12,491
1988            14,090     14,565
1989            17,757     19,170
1990            17,070     18,574
1991            21,265     24,219
1992            23,400     26,062
1993            26,756     28,684
1994            26,250     29,059
1995            35,202     39,963
12/31/1996      43,780     49,134

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 INVESTMENT REVIEW - HARTFORD ADVISERS FUND, INC.

 DECEMBER 31, 1996

 For the twelve months ended December 31, 1996, Hartford Advisers Fund returned 16.6% (net of mutual fund expenses). The Fund outperformed its Composite benchmark, which returned 13.9%. The Composite Index is a combination of three indices with the following weightings: 55% S&P 500 Index, 35% Lehman Brothers Government/Corporate Bond Index (LGC), and 10% 90-day Treasury Bill Index.

 The most significant factor in the Fund's outperformance versus its benchmark for the year was the high equity ratio in a year when stocks outperformed bonds by a wide margin. The S&P 500 Index returned 23.0% for the year while the Lehman Brothers Government Corporate Index returned 2.9%.

 During 1996, the yield on the 30 Year Treasury Bond, which began the year at 5.9%, rose to 7.2% and ended the year at 6.7%. Although this level of volatility is more subdued than the volatility of 1994, 1994, and 1995, it still marks a level of unease in the fixed income markets which seems remarkable in light of the low and stable level of inflation. In spite of the market's discomfort with the general level of interest rates, 1996 was a year during which investors were increasingly comfortable with other types of bond market risk. Corporate bonds of all quality ratings performed well relative to Treasury securities of similar duration as investors became increasingly comfortable with credit risk. Mortgage securities outperformed their Treasury equivalents as investors became less concerned with refinancing risk. In summary, higher yielding alternatives to Treasury securities performed well as investors sought higher yields.

 Recognizing the strong equity performance during 1996, we reduced the equity ratio in the fourth quarter by 5%. The equity ratio, which had risen to 70% of portfolio value was reduced to 65%. This new commitment still reflects our view that the equity market is likely to provide competitive performance during 1997, but does remove a few of the chips from the table. We expect bonds to outperform cash during 1997 so we will keep the non-equity portion of the portfolio invested to a large extent in fixed income securities rather than permitting the cash portion allocation to rise.

 (Please refer to the Investment Review for the Stock Fund for a review of the Advisers Fund's equity component and a review of the overall equity market.)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             ADVISERS    S&P 500      LGC
1/1/1986        10,000     10,000     10,000
1986            11,270     11,866     11,562
1987            11,955     12,491     11,827
1988            13,658     14,565     12,723
1989            16,624     19,170     14,535
1990            16,834     18,574     15,739
1991            20,256     24,219     18,277
1992            21,937     26,062     19,663
1993            24,624     28,684     21,831
1994            23,950     29,059     21,065
1995            30,737     39,963     25,118
12/31/1996      35,836     49,134     25,846

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 INVESTMENT REVIEW - HARTFORD CAPITAL APPRECIATION FUND, INC.

 DECEMBER 31, 1996

 For the twelve months ended December 3, 1996, Hartford Capital Appreciation Fund returned 20.7% (net of mutual fund expenses), matching its composite benchmark. The Composite Index is comprised of 40% S&P 500 Index and 60% Russell 2500 Index.

 The market environment in 1996 was favorable for larger capitalization companies and unforgiving toward smaller companies where any glitch in earnings progress, virtually regardless of degree, was generally rewarded with an immediate negative judgment by the market. Fortunately, the Fund had fewer of the latter ilk than many in our peer group, but by virtue of our barbell, off the beaten path, smaller cap approach, we were significantly underrepresented in the very large capitalization stocks that carried the day during the year, and during 1995 as well. As to whether the concentration of investment flows to this genre has been due to "MegaCap Mania" resulting from chasing of performance-or to prudent recognition of investment value--only time will tell. The truth probably lies somewhere in between these extremes.

 The Fund's strategy remains dual-faceted. We maintain an emphasis on smaller companies with dynamic earnings growth prospects, and couple that with an opportunistic trading approach to larger cap stocks where we see a catalyst for outperformance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             CAPITAL APPRECIATION   S&P 500   RUSSELL 2500
1/1/1986                   10,000     10,000        10,000
1986                       10,903     11,866        11,198
1987                       10,433     12,491        10,674
1988                       13,184     14,565        13,100
1989                       16,363     19,170        15,645
1990                       14,579     18,574        13,317
1991                       22,451     24,219        19,538
1992                       26,263     26,062        22,699
1993                       31,726     28,684        26,454
1994                       32,519     29,059        26,171
1995                       42,356     39,963        34,467
12/31/1996                 51,124     49,134        41,029

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 INVESTMENT REVIEW - HARTFORD MORTGAGE SECURITIES FUND, INC.

 DECEMBER 31, 1996

 For the twelve months ended December 31, 1996, Hartford Mortgage Securities Fund returned 5.07% (net of mutual fund expenses) compared to 5.35% for its benchmark the Lehman Mortgage Backed Securities Index (LEH MBS).

 Mortgages outperformed other sectors of the bond market over the first six months of the year when interest rates rose about 100 basis points as the markets reacted to stronger than expected economic growth. Mortgage securities continued to outperform in the third quarter, but gave back some of their advantage in the fourth quarter as the market rallied and prepayment fears increased.

 During the year, fund performance benefited from holdings in non-Agency CMOs, which did well as spreads tightened. Performance was also boosted by holdings of seasoned paper and by our ongoing strategy of holding trading costs to a minimum. As a result, fund performance was higher than that of the Index, but not by enough to offset expenses.

 As 1996 closed, bonds appeared to be fairly priced relative to expected inflation. We expect that the market will continue to be volatile as investors continue focusing on, and at times overreacting to, the monthly releases of economic data. At year-end duration and yield curve sensitivity in the fund were positioned about equal to those of the Index. The additional yield we obtained from "up in coupon" trades made late in the year will benefit the fund if rates move higher.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MORTGAGE SECURITIES    LEHMAN MBS
1/1/86                  10,000          10,000
1986                    11,113          11,343
1987                    11,406          11,830
1988                    12,362          12,861
1989                    13,985          14,835
1990                    15,342          16,426
1991                    17,599          19,008
1992                    18,415          20,333
1993                    19,577          21,723
1994                    19,262          21,374
1995                    22,377          24,964
12/31/96                23,511          26,300

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 INVESTMENT REVIEW - HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.

 DECEMBER 31, 1996

 For the twelve months ended December 31, 1996, Hartford International Opportunities Fund returned 12.9% (net of mutual fund expenses). The Fund outperformed its benchmark, the Morgan Stanley Capital International--Europe Australia Far East--Gross Domestic Product Weighted Index (EAFE GDP Net), which returned 7.6%.

 In general, markets throughout the world were up during 1995, led by the U.S. In the U.S., stocks (S&P 500 Index) returned 23.0% for the year. In Japan, (the world's second largest equity market), by contrast, total returns were down more than 11% in local currency and over 15% in U.S. dollars. Much of this decline came late in the year as Japanese local investors became increasingly pessimistic about the future economic growth about the deregulation of the financial system. The portfolio's lower than index weighting in Japan boosted relative performance.

 The European markets, on the whole, posted strong returns, driven by falling interest rates and expected economic and earnings acceleration in 1997. The U.K. equity market (the world's third largest) provided a return in local currency of almost 16% and a total return of more than 27% in U.S. dollars. Latin American markets also ended the year on positive note. Brazil, in particular, had a very strong showing, returning more than 50% in local currency and almost 43% in U.S. dollars.

 The Fund's largest country weightings are in Japan, the U.K. and Germany. Relative to its benchmark, the Fund's underweighting in Japan was the strongest positive contributor to relative outperformance, and stock selection in Japan was so strong. The Fund's underweighting in the U.K. hurt relative performance, but stock selection was positive there as well. Stock selection in Canada, Germany and Brazil made positive contributions to performance.

 Although the market has become very pessimistic on the outlook for Japan, much of the data about the current state of the economy shows continued moderate growth and low inflation. Moreover, results for Japan's fiscal semi-annual period ended September 30, which were finished being reported in December, produced earnings exceeding, on average, the companies' and analysts' forecasts. Our overall view on Japan remains relatively cautious given the structural challenges ahead and the relatively soft economic picture, but at the moment excessive pessimism seems to rule and we have been buying on market weakness.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 INTERNATIONAL
                 OPPORTUNITIES           EAFEGDP
7/2/90                         10,000       10,000
1990                            8,824        8,469
1991                            9,971        9,376
1992                            9,529        8,471
1993                           12,744       11,314
1994                           12,496       12,198
1995                           14,237       13,559
12/31/96                       16,078       14,594

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 INVESTMENT REVIEW - HARTFORD DIVIDEND AND GROWTH FUND, INC.

 DECEMBER 31, 1996

 Hartford Dividend and Growth Fund's return was 22.9% (net of mutual fund expenses) for the twelve months ended December 31, 1996, essentially matching the S&P 500 Index's return of 23.0%.

 Sector allocation in 1996 was extremely important, as returns varied widely across groups. Overall, the Fund's sector allocation was a negative contributor to performance versus the S&P 500 of the year, but strong stock selection in many areas made up for this deficit.

 The top three performing sectors for the year were information technology, finance, and industrial & commercial. The Fund's overweighting in finance and strong stock selection in the group were important contributors to its return for the year. The finance sector offered companies with attractive dividend yields and growth opportunities which are consistent with the Fund's conservative approach. In contrast, the Fund was underweighted in both the soaring technology sector and the industrial & commercial names and overweighted in the lagging utility group. An overweighted position in utilities and an underweighted position in technology are also consistent with the Fund's bias toward conservative high yielding companies. Stock selection in health care was particularly strong.

 Large cap stocks once again outperformed small caps in the period, a positive for the Fund.

 The U.S. economic expansion is now almost six years old, and still shows few signs of excess. Growth is moderate, inflation is well under control, leading to a relatively stable interest rate environment. Corporate profits, driven by a continuing focus on cost control and productivity gains, should show moderate gains again in 1997. In short, the backdrop is constructive for equities. The primary concern is the enthusiasm already built into the market, i.e., recent returns. Looking ahead, it is difficult to make a case for equity returns in line with 1995 and 1996, but there also does not seem to be anything looming to create a sustained downdraft. We expect that the Fund's conservative approach and stock selection focus can continue to provide attractive results to investors.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           DIVIDEND AND GROWTH    S&P 500
3/8/94                   10,000     10,000
3/31/94                   9,707      9,554
6/30/94                   9,935      9,594
9/30/94                  10,419     10,062
12/31/94                 10,196     10,060
3/31/95                  11,034     11,039
6/30/95                  11,831     12,091
9/30/95                  12,945     13,051
12/31/95                 13,903     13,837
3/31/96                  14,793     14,580
6/30/96                  16,379     16,051
9/30/96                  18,691     18,216
12/31/96                 22,974     22,397

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 INVESTMENT REVIEW - HARTFORD INTERNATIONAL ADVISERS FUND, INC.

 DECEMBER 31, 1996

 Hartford International Advisers Fund returned 11.8% for the year ended December 31, 1996 (net of mutual fund expenses). The Fund outperformed its Composite benchmark, which returned 8.9%. The Composite Index is a combination of three indices with the following weightings: 55% Morgan Stanley Capital International--Europe Australia Far East--Gross Domestic Product--Weighted Index (EAFE GDP Net), 35% Salomon Brothers non-U.S. World Government Bond Hedged Index, and 10% 90-day Treasury Bill Index (55/35/10).

 1996 was a great year for the global bond markets that gained 11.8%, fueled by spectacular interest rate declines in Italy (3.3.%), Spain (2.9%), and Sweden (2.6%). Interestingly, interest rates in the U.S. actually increased 0.85%-- the only OECD country to experience rising interest rates.

 For the year, the dollar appreciated 10% on average against the Yen and Mark. At the present levels, we believe the U.S. dollar is fairly valued against these major global competitors.

 We expect the moderate global economic growth and low inflation macroeconomic environment to continue into the first quarter of 1997. We anticipate that the U.S. economy should continue its late 1996 trend of moderate real GDP growth and inflation. After years of slow economic growth, the European economy should accelerate in 1997. Low interest rates, competitive currencies, rising capital investment and confident consumers will propel real GDP, on average, higher than 1996. Inflation is near record low levels across the continent. In Japan, a modest economic recovery continues to unfold within a structural deflation cycle. After growing above 3% over 1996, the economy will decelerate towards 2% in 1997. Moderate private consumption and strong investment will offset the anticipated contraction in fiscal policy.

 As in 1996, we are still positive on the global economic cycle and believe equities and fixed income securities will outperform cash in the first quarter. Accordingly, the Fund begins 1997 with an asset allocation mix of 57% equities, 38% bonds, and 5% cash.

 (Please refer to the Investment Review for International Opportunities Fund for a review of International Advisers Fund's equity component and a review of the overall international equity market.)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           55% EAFEGDP,
                                     35% Salomon World Government
                   International
                        Advisers   Bond Index, 10% 90-Day T-Bills
3/1/95                    10,000                           10,000
3/31/95                   10,296                           10,331
6/30/95                   10,703                           10,649
9/30/95                   11,040                           10,997
12/31/95                  11,584                           11,374
3/31/96                   11,943                           11,626
6/30/96                   12,630                           12,212
9/30/96                   13,455                           12,827
12/31/96                  14,120                           14,610

--------------------------------------------------------------------------------
 INVESTMENT REVIEW - HARTFORD SMALL COMPANY FUND, INC.

 DECEMBER 31, 1996

 The Hartford Small Company Fund returned 4.7% for the four month period ended December 31, 1996 (net of mutual fund expenses). (The Fund began operations on August 9, 1996.) The Fund underperformed its benchmark, the Russell 2000 Index, which returned 9.3% for the same period.

 Small cap stocks lagged the broader market during the period since inception of the Fund, and indeed during all of 1996. For the four months ending December 31, 1996, small stocks, as represented by the Russell 2000 Index, returned 9.3%, while large stocks, as represented by the S&P 500 Index, returned 14.4%. Similarly, for the year, the small cap universe, as represented by the Russell 2000 Index, lagged the S&P 500 Index by 6.5%.

 In addition, 1996 was characterized by exceptional volatility among sectors of small company stocks. Technology stocks did exceedingly well in the first half but were decimated in July and August. Retail stocks did well in the summer but were crushed in the fourth quarter as the holiday selling season did not live up to early promise. Health care was weak all year, while the financial and oil service sectors were strong all year. The favored list grew smaller and smaller as the year progressed and the market favored the very biggest of the NASDAQ stocks. Indeed, the ten largest stocks in the NASDAQ Composite, measured by market capitalization, provided over 50% of NASDAQ's total return for the year.

 Sector performance will remain critical for the Fund, as the nature of the small cap market will lead, at least to some degree, to sector concentration. Excellent small companies congregate in certain industries that do not demand scale economies. Focused product lines, closeness to the customer, rapid innovation and response times are all areas where small companies excel. Consequently, the portfolio will generally have significant weightings in the technology, health care, specialty finance, and retail sectors. These are areas of the market where the best entrepreneurs gather, and where the Fund will continue to be well represented.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                         SMALL COMPANY FUND
Value on 12/31/96:
Small Company Fund                                                                                                       $11,598
Russell 2000                                                                                                             $12,050
                                                                                                              Small Company Fund
8/9/1996                                                                                                                  10,000
9/30/1996                                                                                                                 10,824
12/31/1996                                                                                                                11,598
$10,000 Initial Investment made 8/9/96
AVERAGE ANNUAL TOTAL RETURNS
                                                                                                              SMALL COMPANY FUND
S.I. 8/9/96                                                                                                               18.12%
Past performance is not predictive of future performance.
Performance is net of mutual fund expenses and does not reflect charges and expenses of the insurance contract.

                                         SMALL COMPANY FUND
Value on 12/31/96:
Small Company Fund
Russell 2000
                                                                                                          Russell 2000
8/9/1996                                                                                                        10,000
9/30/1996                                                                                                       10,331
12/31/1996                                                                                                      12,050
$10,000 Initial Investment made 8/9/96
AVERAGE ANNUAL TOTAL RETURNS
                                                                                                          RUSSELL 2000
S.I. 8/9/96                                                                                                     12.94%
Past performance is not predictive of future performance.
Performance is net of mutual fund expenses and does not reflect charges and expenses of the insurance contract.

--------------------------------------------------------------------------------
 DC Variable Account-I
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1996

                                                      MONEY
                           BOND FUND   STOCK FUND  MARKET FUND ADVISERS FUND
                          SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ----------- ------------ ----------- -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                          36,630,491
    Cost                          $ 35,842,725
    Market Value......... $36,600,822      --          --           --
  Hartford Stock Fund,
   Inc.
    Shares                         112,771,720
    Cost                          $358,055,173
    Market Value.........     --      $467,180,532     --           --
  HVA Money Market Fund,
   Inc.
    Shares                          26,308,693
    Cost                          $ 26,308,693
    Market Value.........     --           --      $26,308,693      --
  Hartford Advisers Fund,
   Inc.
    Shares                         264,552,549
    Cost                          $460,796,557
    Market Value.........     --           --          --      $573,954,692
  Hartford U.S.
   Government Money
   Market Fund, Inc.
    Shares                          10,138,003
    Cost                          $ 10,138,003
    Market Value.........     --           --          --           --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                          99,224,493
    Cost                          $298,009,606
    Market Value.........     --           --          --           --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                          24,393,672
    Cost                          $ 25,728,715
    Market Value.........     --           --          --           --
  Hartford Index Fund,
   Inc.
    Shares                          31,899,273
    Cost                          $ 57,483,905
    Market Value.........     --           --          --           --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                          46,063,637
    Cost                          $ 55,897,887
    Market Value.........     --           --          --           --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                          20,115,213
    Cost                          $ 27,291,576
    Market Value.........     --           --          --           --
  Calvert Responsibly
   Invested Balanced
   Portfolio
    Shares                          12,321,200
    Cost                          $ 20,030,965
    Market Value.........     --           --          --           --
  Due from Hartford Life
   Insurance Company.....      3,075       --         142,386       --
  Receivable from fund
   shares sold...........     --            52,104     --           147,989
                          ----------- ------------ ----------- -------------
  Total Assets........... 36,603,897   467,232,636 26,451,079   574,102,681
                          ----------- ------------ ----------- -------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....     --            52,556     --           147,843
  Payable for fund shares
   purchased.............      3,016       --         142,822       --
                          ----------- ------------ ----------- -------------
  Total Liabilities......      3,016        52,556    142,822       147,843
                          ----------- ------------ ----------- -------------
  Net Assets (variable
   annuity contract
   liabilities).......... $36,600,881 $467,180,080 $26,308,257 $573,954,838
                          ----------- ------------ ----------- -------------
                          ----------- ------------ ----------- -------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........  8,711,395    42,244,480  9,608,844   136,231,813
  Unit Values*...........   4.201495     11.058962   2.737922      4.213075
  Contract Liability..... $36,600,881 $467,180,080 $26,308,257 $573,954,838

* Unit value amounts represent an average of individual unit values, which differ within each sub-account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            U.S. GOVERNMENT        CAPITAL          MORTGAGE                    INTERNATIONAL     DIVIDEND AND
                           MONEY MARKET FUND  APPRECIATION FUND  SECURITIES FUND  INDEX FUND  OPPORTUNITIES FUND   GROWTH FUND
                              SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT
                          ------------------- -----------------  ---------------  ----------- ------------------  -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                          36,630,491
    Cost                          $ 35,842,725
    Market Value.........       --                  --                --              --            --                 --
  Hartford Stock Fund,
   Inc.
    Shares                         112,771,720
    Cost                          $358,055,173
    Market Value.........       --                  --                --              --            --                 --
  HVA Money Market Fund,
   Inc.
    Shares                          26,308,693
    Cost                          $ 26,308,693
    Market Value.........       --                  --                --              --            --                 --
  Hartford Advisers Fund,
   Inc.
    Shares                         264,552,549
    Cost                          $460,796,557
    Market Value.........       --                  --                --              --            --                 --
  Hartford U.S.
   Government Money
   Market Fund, Inc.
    Shares                          10,138,003
    Cost                          $ 10,138,003
    Market Value.........     $10,138,003           --                --              --            --                 --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                          99,224,493
    Cost                          $298,009,606
    Market Value.........       --              $388,397,409          --              --            --                 --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                          24,393,672
    Cost                          $ 25,728,715
    Market Value.........       --                  --             $25,754,107        --            --                 --
  Hartford Index Fund,
   Inc.
    Shares                          31,899,273
    Cost                          $ 57,483,905
    Market Value.........       --                  --                --          $75,976,731       --                 --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                          46,063,637
    Cost                          $ 55,897,887
    Market Value.........       --                  --                --              --         $64,806,010           --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                          20,115,213
    Cost                          $ 27,291,576
    Market Value.........       --                  --                --              --            --             $31,126,682
  Calvert Responsibly
   Invested Balanced
   Portfolio
    Shares                          12,321,200
    Cost                          $ 20,030,965
    Market Value.........       --                  --                --              --            --                 --
  Due from Hartford Life
   Insurance Company.....         17,763             238,588             9,131        57,690         111,593           126,649
  Receivable from fund
   shares sold...........       --                  --                --              --            --                 --
                          ------------------- -----------------  ---------------  ----------- ------------------  -------------
  Total Assets...........     10,155,766         388,635,997        25,763,238    76,034,421      64,917,603        31,253,331
                          ------------------- -----------------  ---------------  ----------- ------------------  -------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --                  --                --              --            --                 --
  Payable for fund shares
   purchased.............         15,658             238,602             9,494        57,682         111,606           126,646
                          ------------------- -----------------  ---------------  ----------- ------------------  -------------
  Total Liabilities......         15,658             238,602             9,494        57,682         111,606           126,646
                          ------------------- -----------------  ---------------  ----------- ------------------  -------------
  Net Assets (variable
   annuity contract
   liabilities)..........     $10,140,108       $388,397,395       $25,753,744    $75,976,739    $64,805,997       $31,126,685
                          ------------------- -----------------  ---------------  ----------- ------------------  -------------
                          ------------------- -----------------  ---------------  ----------- ------------------  -------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........      5,320,771          59,278,959        10,596,940    49,989,096      43,557,985        20,897,317
  Unit Values*...........       1.905760            6.552028          2.430300      1.519867        1.487810          1.489507
  Contract Liability.....     $10,140,108       $388,397,395       $25,753,744    $75,976,739    $64,805,997       $31,126,685

                                 CALVERT
                           RESPONSIBLY INVESTED
                            BALANCED PORTFOLIO
                               SUB-ACCOUNT
                           --------------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --
  Hartford Stock Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --
  HVA Money Market Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --
  Hartford Advisers Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --
  Hartford U.S.
   Government Money
   Market Fund, Inc.

    Shares

    Cost
    Market Value.........        --
  Hartford Capital
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --
  Hartford Mortgage
   Securities Fund, Inc.

    Shares

    Cost
    Market Value.........        --
  Hartford Index Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --
  Hartford International
   Opportunities Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --
  Hartford Dividend and
   Growth Fund, Inc.

    Shares

    Cost
    Market Value.........        --
  Calvert Responsibly
   Invested Balanced
   Portfolio

    Shares

    Cost
    Market Value.........      $21,857,810
  Due from Hartford Life
   Insurance Company.....           15,228
  Receivable from fund
   shares sold...........        --
                           --------------------
  Total Assets...........       21,873,038
                           --------------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        --
  Payable for fund shares
   purchased.............           12,561
                           --------------------
  Total Liabilities......           12,561
                           --------------------
  Net Assets (variable
   annuity contract
   liabilities)..........      $21,860,477
                           --------------------
                           --------------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........       10,159,826
  Unit Values*...........         2.151659
  Contract Liability.....      $21,860,477

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 DC VARIABLE ACCOUNT-I
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                         MONEY
                            BOND FUND    STOCK FUND   MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------  -----------   -------------
INVESTMENT INCOME:
  Dividends..............  $ 2,238,559   $ 6,422,402  $1,124,158     $14,926,754
EXPENSES:
  Mortality and expense
   undertakings..........     (359,682)   (4,158,806)   (225,683)     (5,268,073)
                           -----------   -----------  -----------   -------------
    Net investment income
     (loss)..............    1,878,877     2,263,596     898,475       9,658,681
                           -----------   -----------  -----------   -------------
CAPITAL GAINS INCOME.....      --         14,883,740      --          10,564,590
                           -----------   -----------  -----------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      166,958    66,841,431      --          58,999,565
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (1,199,667)    1,283,218      --          (4,260,635)
                           -----------   -----------  -----------   -------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........   (1,032,709)   68,124,649      --          54,738,930
                           -----------   -----------  -----------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $   846,168   $85,271,985  $  898,475     $74,962,201
                           -----------   -----------  -----------   -------------
                           -----------   -----------  -----------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                        MORTGAGE
                             U.S. GOVERNMENT           CAPITAL         SECURITIES                    INTERNATIONAL      DIVIDEND AND
                            MONEY MARKET FUND     APPRECIATION FUND       FUND        INDEX FUND   OPPORTUNITIES FUND   GROWTH FUND
                               SUB-ACCOUNT           SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                           --------------------   -----------------   -------------   -----------  ------------------   ------------
INVESTMENT INCOME:
  Dividends..............        $435,060            $ 2,299,307       $1,611,566     $ 1,247,638      $1,123,831        $  488,044
EXPENSES:
  Mortality and expense
   undertakings..........         (91,624)            (3,391,411)        (256,552)       (519,448)       (586,368)         (189,015)
                                 --------         -----------------   -------------   -----------  ------------------   ------------
    Net investment income
     (loss)..............         343,436             (1,092,104)       1,355,014         728,190         537,463           299,029
                                 --------         -----------------   -------------   -----------  ------------------   ------------
CAPITAL GAINS INCOME.....        --                   18,716,143          --              935,734       1,423,334           208,419
                                 --------         -----------------   -------------   -----------  ------------------   ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        --                   29,382,290          (18,537)      5,514,280       2,372,529           289,777
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        --                   12,195,355         (351,685)      4,693,033       2,008,357         3,206,970
                                 --------         -----------------   -------------   -----------  ------------------   ------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........        --                   41,577,645         (370,222)     10,207,313       4,380,886         3,496,747
                                 --------         -----------------   -------------   -----------  ------------------   ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....        $343,436            $59,201,684       $  984,792     $11,871,237      $6,341,683        $4,004,195
                                 --------         -----------------   -------------   -----------  ------------------   ------------
                                 --------         -----------------   -------------   -----------  ------------------   ------------

                                 CALVERT
                           RESPONSIBLY INVESTED
                            BALANCED PORTFOLIO
                               SUB-ACCOUNT
                           --------------------
INVESTMENT INCOME:
  Dividends..............       $  473,813
EXPENSES:
  Mortality and expense
   undertakings..........         (194,334)
                               -----------
    Net investment income
     (loss)..............          279,479
                               -----------
CAPITAL GAINS INCOME.....        1,166,308
                               -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        1,416,934
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         (711,714)
                               -----------
    Net realized and
     unrealized gain
     (loss) on
     investments.........          705,220
                               -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       $2,151,007
                               -----------
                               -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 DC Variable Account-I
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                         MONEY
                            BOND FUND    STOCK FUND   MARKET FUND     ADVISERS FUND
                           SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
                           -----------  ------------  ------------    -------------
OPERATIONS:
  Net investment income
   (loss)................  $ 1,878,877  $  2,263,596  $    898,475    $   9,658,681
  Capital gains income...      --         14,883,740       --            10,564,590
  Net realized gain
   (loss) on security
   transactions..........      166,958    66,841,431       --            58,999,565
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (1,199,667)    1,283,218       --            (4,260,635)
                           -----------  ------------  ------------    -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      846,168    85,271,985       898,475       74,962,201
                           -----------  ------------  ------------    -------------
UNIT TRANSACTIONS:
  Purchases..............    3,515,268    37,974,254     2,412,011       55,548,282
  Net transfers..........   (2,237,323)      448,728     3,187,090      (13,204,076)
  Surrenders.............     (892,123)   (9,114,856)     (918,482)     (11,940,914)
                           -----------  ------------  ------------    -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      385,822    29,308,126     4,680,619       30,403,292
                           -----------  ------------  ------------    -------------
  Total increase
   (decrease) in net
   assets................    1,231,990   114,580,111     5,579,094      105,365,493
NET ASSETS:
  Beginning of period....   35,368,891   352,599,969    20,729,163      468,589,345
                           -----------  ------------  ------------    -------------
  End of period..........  $36,600,881  $467,180,080  $ 26,308,257    $ 573,954,838
                           -----------  ------------  ------------    -------------
                           -----------  ------------  ------------    -------------

HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                         MONEY
                            BOND FUND    STOCK FUND   MARKET FUND     ADVISERS FUND
                           SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
                           -----------  ------------  ------------    -------------
OPERATIONS:
  Net investment income
   (loss)................  $ 1,720,508  $  3,267,676  $    941,736    $  10,021,212
  Capital gains income...      --         10,831,040       --             4,358,491
  Net realized gain
   (loss) on security
   transactions..........     (339,180)      (54,314)      --                75,118
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    3,665,224    69,832,568       --            81,907,322
                           -----------  ------------  ------------    -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    5,046,552    83,876,970       941,736       96,362,143
                           -----------  ------------  ------------    -------------
UNIT TRANSACTIONS:
  Purchases..............    3,288,728    34,201,304     2,505,970       52,514,435
  Net transfers..........     (610,025)  (13,265,561)   (1,811,345)     (26,837,016)
  Surrenders.............   (4,164,050)  (20,089,201)   (4,919,611)     (17,046,664)
                           -----------  ------------  ------------    -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   (1,485,347)      846,542    (4,224,986)       8,630,755
                           -----------  ------------  ------------    -------------
  Total increase
   (decrease) in net
   assets................    3,561,205    84,723,512    (3,283,250)     104,992,898
NET ASSETS:
  Beginning of period....   31,807,686   267,876,457    24,012,413      363,596,447
                           -----------  ------------  ------------    -------------
  End of period..........  $35,368,891  $352,599,969  $ 20,729,163    $ 468,589,345
                           -----------  ------------  ------------    -------------
                           -----------  ------------  ------------    -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            U.S. GOVERNMENT         CAPITAL          MORTGAGE                    INTERNATIONAL
                           MONEY MARKET FUND   APPRECIATION FUND  SECURITIES FUND  INDEX FUND  OPPORTUNITIES FUND
                              SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                          -------------------  -----------------  ---------------  ----------- ------------------
OPERATIONS:
  Net investment income
   (loss)................     $   343,436        $ (1,092,104)      $ 1,355,014    $   728,190    $   537,463
  Capital gains income...       --                 18,716,143          --              935,734      1,423,334
  Net realized gain
   (loss) on security
   transactions..........       --                 29,382,290           (18,537)     5,514,280      2,372,529
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --                 12,195,355          (351,685)     4,693,033      2,008,357
                          -------------------  -----------------  ---------------  ----------- ------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         343,436          59,201,684           984,792     11,871,237      6,341,683
                          -------------------  -----------------  ---------------  ----------- ------------------
UNIT TRANSACTIONS:
  Purchases..............       1,337,245          53,044,599         2,661,238     10,324,537     10,623,622
  Net transfers..........         259,211          (3,808,589)       (3,090,374)     8,456,897      1,472,637
  Surrenders.............        (330,706)         (6,625,610)         (648,434)    (1,299,479)     (1,089,816)
                          -------------------  -----------------  ---------------  ----------- ------------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       1,265,750          42,610,400        (1,077,570)    17,481,955     11,006,443
                          -------------------  -----------------  ---------------  ----------- ------------------
  Total increase
   (decrease) in net
   assets................       1,609,186         101,812,084           (92,778)    29,353,192     17,348,126
NET ASSETS:
  Beginning of period....       8,530,922         286,585,311        25,846,522     46,623,547     47,457,871
                          -------------------  -----------------  ---------------  ----------- ------------------
  End of period..........     $10,140,108        $388,397,395       $25,753,744    $75,976,739    $64,805,997
                          -------------------  -----------------  ---------------  ----------- ------------------
                          -------------------  -----------------  ---------------  ----------- ------------------

                            U.S. GOVERNMENT         CAPITAL          MORTGAGE                    INTERNATIONAL
                           MONEY MARKET FUND   APPRECIATION FUND  SECURITIES FUND  INDEX FUND  OPPORTUNITIES FUND
                              SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                          -------------------  -----------------  ---------------  ----------- ------------------
OPERATIONS:
  Net investment income
   (loss)................     $   353,894        $   (437,656)      $ 1,308,123    $   572,511    $   203,987
  Capital gains income...       --                 10,643,508          --               11,084        398,201
  Net realized gain
   (loss) on security
   transactions..........       --                      7,253            12,159          8,314            (24)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --                 47,212,298         1,978,276      9,882,350      4,748,990
                          -------------------  -----------------  ---------------  ----------- ------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         353,894          57,425,403         3,298,558     10,474,259      5,351,154
                          -------------------  -----------------  ---------------  ----------- ------------------
UNIT TRANSACTIONS:
  Purchases..............       1,272,247          45,563,679         2,927,551      6,364,336     10,718,211
  Net transfers..........        (452,592)          1,352,403        (1,600,604)     3,808,836    (12,867,024)
  Surrenders.............      (1,052,797)        (13,938,589)         (706,307)      (710,423)       (952,636)
                          -------------------  -----------------  ---------------  ----------- ------------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        (233,142)         32,977,493           620,640      9,462,749     (3,101,449)
                          -------------------  -----------------  ---------------  ----------- ------------------
  Total increase
   (decrease) in net
   assets................         120,752          90,402,896         3,919,198     19,937,008      2,249,705
NET ASSETS:
  Beginning of period....       8,410,170         196,182,415        21,927,324     26,686,539     45,208,166
                          -------------------  -----------------  ---------------  ----------- ------------------
  End of period..........     $ 8,530,922        $286,585,311       $25,846,522    $46,623,547    $47,457,871
                          -------------------  -----------------  ---------------  ----------- ------------------
                          -------------------  -----------------  ---------------  ----------- ------------------

                                                       CALVERT
                               DIVIDEND AND      RESPONSIBLY INVESTED
                               GROWTH FUND        BALANCED PORTFOLIO
                               SUB-ACCOUNT           SUB-ACCOUNT
                           --------------------  --------------------
OPERATIONS:
  Net investment income
   (loss)................      $   299,029           $   279,479
  Capital gains income...          208,419             1,166,308
  Net realized gain
   (loss) on security
   transactions..........          289,777             1,416,934
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        3,206,970              (711,714)
                           --------------------  --------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        4,004,195             2,151,007
                           --------------------  --------------------
UNIT TRANSACTIONS:
  Purchases..............        4,720,731             3,423,700
  Net transfers..........       15,166,440              (640,735)
  Surrenders.............         (496,007)             (453,414)
                           --------------------  --------------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       19,391,164             2,329,551
                           --------------------  --------------------
  Total increase
   (decrease) in net
   assets................       23,395,359             4,480,558
NET ASSETS:
  Beginning of period....        7,731,326            17,379,919
                           --------------------  --------------------
  End of period..........      $31,126,685           $21,860,477
                           --------------------  --------------------
                           --------------------  --------------------
                                                       CALVERT
                               DIVIDEND AND      RESPONSIBLY INVESTED
                               GROWTH FUND        BALANCED PORTFOLIO
                               SUB-ACCOUNT           SUB-ACCOUNT
                           --------------------  --------------------
OPERATIONS:
  Net investment income
   (loss)................      $    39,056           $   879,579
  Capital gains income...        --                      505,861
  Net realized gain
   (loss) on security
   transactions..........           (1,256)                6,838
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................          628,136             2,139,789
                           --------------------  --------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............          665,936             3,532,067
                           --------------------  --------------------
UNIT TRANSACTIONS:
  Purchases..............          558,780             3,167,984
  Net transfers..........        6,590,369              (811,408)
  Surrenders.............          (83,759)             (385,880)
                           --------------------  --------------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        7,065,390             1,970,696
                           --------------------  --------------------
  Total increase
   (decrease) in net
   assets................        7,731,326             5,502,763
NET ASSETS:
  Beginning of period....        --                   11,877,156
                           --------------------  --------------------
  End of period..........      $ 7,731,326           $17,379,919
                           --------------------  --------------------
                           --------------------  --------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 DC VARIABLE ACCOUNT-I
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1996

 1.  ORGANIZATION:

    DC Variable Account-I (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividends and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Hartford and Calvert Responsibly Invested Series mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1996.

    c) FEDERAL INCOME TAXES--For Federal income tax purposes, the Account intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income to variable annuity contractholders and otherwise complying with the requirements for regulated investment companies. Accordingly, no provision for Federal income taxes has been made. For purposes of determining net realized taxable gains to be distributed, the capital gains and losses of each Sub-Account within the Account are combined. Distribution of any net realized capital gains so determined will be made to the contract owners of the Sub-Account having net realized capital gains. The cumulative realized losses used to offset realized capital gains in each Sub-Account will be considered in the determination of future distributions of realized capital gains to each Sub-Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of up to 1.25% of the Account's average daily net assets.

    b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable contractholders' accounts, in accordance with the terms of the contracts.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO HARTFORD LIFE INSURANCE COMPANY
DC VARIABLE ACCOUNT-I AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets and liabilities of Hartford Life Insurance Company DC Variable Account-I (the Account) as of December 31, 1996, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial posi-tion of Hartford Life Insurance Company DC Variable
 Account-I as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

 Hartford, Connecticut
 February 14, 1997

--------------------------------------------------------------------------------
 Separate Account One
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1996

                            BOND FUND    STOCK FUND
                           SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                           1,632,984
    Cost                            $1,625,317
    Market Value.........  $ 1,631,661       --
  Hartford Stock Fund,
   Inc.
    Shares                           1,279,592
    Cost                            $3,041,582
    Market Value.........      --        $ 5,300,977
  HVA Money Market Fund,
   Inc.
    Shares                           2,455,737
    Cost                            $2,455,737
    Market Value.........      --            --
  Hartford Advisers Fund,
   Inc.
    Shares                           7,564,701
    Cost                            $9,714,171
    Market Value.........      --            --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                           1,999,247
    Cost                            $3,915,777
    Market Value.........      --            --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                           3,197,957
    Cost                            $3,461,367
    Market Value.........      --            --
  Hartford Index Fund,
   Inc.
    Shares                              97,519
    Cost                             $137,206
    Market Value.........      --            --
Due from Hartford Life
  Insurance Company......       86,183           653
Receivable from fund
  shares sold............      --            --
                           -----------   -----------
Total Assets.............    1,717,844     5,301,630
                           -----------   -----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --            --
  Payable for fund shares
   purchased.............       86,183           653
                           -----------   -----------
  Total Liabilities......       86,183           653
                           -----------   -----------
  Net Assets (variable
   life insurance
   contract
   liabilities)..........  $ 1,631,661   $ 5,300,977
                           -----------   -----------
                           -----------   -----------
  Units Owned by
   Participants..........      769,016     1,328,031
  Unit Price.............  $  2.121752   $  3.991606

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             MONEY                         CAPITAL          MORTGAGE
                          MARKET FUND  ADVISERS FUND  APPRECIATION FUND  SECURITIES FUND INDEX FUND
                          SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT
                          -----------  -------------  -----------------  --------------- -----------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                           1,632,984
    Cost                            $1,625,317
    Market Value.........     --            --             --                  --            --
  Hartford Stock Fund,
   Inc.
    Shares                           1,279,592
    Cost                            $3,041,582
    Market Value.........     --            --             --                  --            --
  HVA Money Market Fund,
   Inc.
    Shares                           2,455,737
    Cost                            $2,455,737
    Market Value......... $2,455,737        --             --                  --            --
  Hartford Advisers Fund,
   Inc.
    Shares                           7,564,701
    Cost                            $9,714,171
    Market Value.........     --        $16,411,846        --                  --            --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                           1,999,247
    Cost                            $3,915,777
    Market Value.........     --            --           $7,825,711            --            --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                           3,197,957
    Cost                            $3,461,367
    Market Value.........     --            --             --               $ 3,376,307      --
  Hartford Index Fund,
   Inc.
    Shares                              97,519
    Cost                             $137,206
    Market Value.........     --            --             --                  --        $  232,267
Due from Hartford Life
  Insurance Company......      9,237            254           1,134                  51      --
Receivable from fund
  shares sold............     --            --             --                  --            24,640
                          -----------  -------------  -----------------  --------------- -----------
Total Assets.............  2,464,974     16,412,100       7,826,845           3,376,358     256,907
                          -----------  -------------  -----------------  --------------- -----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....     --            --             --                  --            24,640
  Payable for fund shares
   purchased.............     11,928            256           1,225               3,080      --
                          -----------  -------------  -----------------  --------------- -----------
  Total Liabilities......     11,928            256           1,225               3,080      24,640
                          -----------  -------------  -----------------  --------------- -----------
  Net Assets (variable
   life insurance
   contract
   liabilities).......... $2,453,046    $16,411,844      $7,825,620         $ 3,373,278  $  232,267
                          -----------  -------------  -----------------  --------------- -----------
                          -----------  -------------  -----------------  --------------- -----------
  Units Owned by
   Participants..........  1,437,302      5,049,031       1,694,958           1,580,608      78,862
  Unit Price............. $ 1.706702    $  3.250494      $ 4.617000         $  2.134165  $ 2.945248

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT ONE
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                            BOND FUND    STOCK FUND
                           SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------
INVESTMENT INCOME:
  Dividends..............   $ 99,959     $    77,218
EXPENSES:
  Mortality and expense
   undertakings..........    (14,082)        (43,979)
                           -----------   -----------
    Net investment income
     (loss)..............     85,877          33,239
                           -----------   -----------
CAPITAL GAINS INCOME.....     --             195,246
                           -----------   -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     (3,746)         23,047
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (43,706)        761,366
                           -----------   -----------
    Net realized and
     unrealized gain
     (loss) on
     investments.........    (47,452)        784,413
                           -----------   -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $ 38,425     $ 1,012,898
                           -----------   -----------
                           -----------   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                              MONEY                           CAPITAL           MORTGAGE
                           MARKET FUND   ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND
                           SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   -------------   -----------------   ---------------   -----------
INVESTMENT INCOME:
  Dividends..............    $130,958     $  462,515        $   50,251          $217,320         $ 4,372
EXPENSES:
  Mortality and expense
   undertakings..........     (23,315)      (143,705)          (65,799)          (30,588)         (2,055)
                           -----------   -------------   -----------------   ---------------   -----------
    Net investment income
     (loss)..............     107,643        318,810           (15,548)          186,732           2,317
                           -----------   -------------   -----------------   ---------------   -----------
CAPITAL GAINS INCOME.....      --            359,796           443,649           --                2,992
                           -----------   -------------   -----------------   ---------------   -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      --            431,574            42,830               687           3,779
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --          1,204,135           856,429           (50,978)         28,647
                           -----------   -------------   -----------------   ---------------   -----------
    Net realized and
     unrealized gain
     (loss) on
     investments.........      --          1,635,709           899,259           (50,291)         32,426
                           -----------   -------------   -----------------   ---------------   -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $107,643     $2,314,315        $1,327,360          $136,441         $37,735
                           -----------   -------------   -----------------   ---------------   -----------
                           -----------   -------------   -----------------   ---------------   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Separate Account One
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                             BOND FUND     STOCK FUND
                            SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   -----------
OPERATIONS:
  Net investment income
   (loss)................    $    85,877   $    33,239
  Capital gains income...       --             195,246
  Net realized gain
   (loss) on security
   transactions..........         (3,746)       23,047
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        (43,706)      761,366
                           -------------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         38,425     1,012,898
                           -------------   -----------
UNIT TRANSACTIONS:
  Net transfers..........       (173,115)      102,684
  Surrenders.............         (7,288)     (132,660)
  Net loan withdrawals...        (21,258)      (86,390)
  Cost of insurance and
   other fees............        (18,325)      (36,723)
                           -------------   -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       (219,986)     (153,089)
                           -------------   -----------
  Total increase
   (decrease) in net
   assets................       (181,561)      859,809
NET ASSETS:
  Beginning of period....      1,813,222     4,441,168
                           -------------   -----------
  End of period..........    $ 1,631,661   $ 5,300,977
                           -------------   -----------
                           -------------   -----------

HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995

                             BOND FUND     STOCK FUND
                            SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   -----------
OPERATIONS:
  Net investment income
   (loss)................    $    84,715   $    55,694
  Capital gains income...       --             153,099
  Net realized gain
   (loss) on security
   transactions..........          4,292        56,375
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        154,611       921,139
                           -------------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        243,618     1,186,307
                           -------------   -----------
UNIT TRANSACTIONS:
  Net transfers..........        316,804      (164,722)
  Surrenders.............       (145,617)     (201,816)
  Net loan withdrawals...        (70,051)      (70,797)
  Cost of insurance and
   other fees............        (21,923)      (40,596)
                           -------------   -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         79,213      (477,931)
                           -------------   -----------
  Total increase
   (decrease) in net
   assets................        322,831       708,376
NET ASSETS:
  Beginning of period....      1,490,391     3,732,792
                           -------------   -----------
  End of period..........    $ 1,813,222   $ 4,441,168
                           -------------   -----------
                           -------------   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                              MONEY                           CAPITAL           MORTGAGE
                           MARKET FUND   ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND
                           SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   -------------   -----------------   ---------------   -----------
OPERATIONS:
  Net investment income
   (loss)................  $  107,643     $   318,810       $  (15,548)        $  186,732       $  2,317
  Capital gains income...      --             359,796          443,649            --               2,992
  Net realized gain
   (loss) on security
   transactions..........      --             431,574           42,830                687          3,779
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --           1,204,135          856,429            (50,978)        28,647
                           -----------   -------------   -----------------   ---------------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     107,643       2,314,315        1,327,360            136,441         37,735
                           -----------   -------------   -----------------   ---------------   -----------
UNIT TRANSACTIONS:
  Net transfers..........     641,843        (504,209)        (235,710)           (48,159)        69,128
  Surrenders.............  (1,102,403)     (1,032,859)         114,483           (111,600)       (29,698)
  Net loan withdrawals...    (114,450)       (229,470)        (137,347)           (65,890)        --
  Cost of insurance and
   other fees............     (40,348)       (159,464)         (44,885)           (37,139)        (1,839)
                           -----------   -------------   -----------------   ---------------   -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (615,358)     (1,926,002)        (303,459)          (262,788)        37,591
                           -----------   -------------   -----------------   ---------------   -----------
  Total increase
   (decrease) in net
   assets................    (507,715)        388,313        1,023,901           (126,347)        75,326
NET ASSETS:
  Beginning of period....   2,960,761      16,023,531        6,801,719          3,499,625        156,941
                           -----------   -------------   -----------------   ---------------   -----------
  End of period..........  $2,453,046     $16,411,844       $7,825,620         $3,373,278       $232,267
                           -----------   -------------   -----------------   ---------------   -----------
                           -----------   -------------   -----------------   ---------------   -----------

                              MONEY                           CAPITAL           MORTGAGE
                           MARKET FUND   ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND
                           SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   -------------   -----------------   ---------------   -----------
OPERATIONS:
  Net investment income
   (loss)................  $  140,260     $   401,575       $    3,059         $  194,131       $  2,323
  Capital gains income...      --             167,329          302,062            --                  72
  Net realized gain
   (loss) on security
   transactions..........      --             254,170           86,124              1,992         34,111
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --           2,787,295        1,196,865            288,183         25,314
                           -----------   -------------   -----------------   ---------------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     140,260       3,610,369        1,588,110            484,306         61,820
                           -----------   -------------   -----------------   ---------------   -----------
UNIT TRANSACTIONS:
  Net transfers..........     403,260        (352,659)          28,785            (64,736)       (77,047)
  Surrenders.............    (318,000)       (699,062)        (127,746)          (136,108)          (791)
  Net loan withdrawals...    (198,045)       (343,038)        (231,488)           (69,099)        --
  Cost of insurance and
   other fees............    (141,010)       (187,787)         (48,115)           (44,918)        (2,377)
                           -----------   -------------   -----------------   ---------------   -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (253,795)     (1,582,546)        (378,564)          (314,861)       (80,215)
                           -----------   -------------   -----------------   ---------------   -----------
  Total increase
   (decrease) in net
   assets................    (113,535)      2,027,823        1,209,546            169,445        (18,395)
NET ASSETS:
  Beginning of period....   3,074,296      13,995,708        5,592,173          3,330,180        175,336
                           -----------   -------------   -----------------   ---------------   -----------
  End of period..........  $2,960,761     $16,023,531       $6,801,719         $3,499,625       $156,941
                           -----------   -------------   -----------------   ---------------   -----------
                           -----------   -------------   -----------------   ---------------   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT ONE
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1996

 1.  ORGANIZATION:

    Separate Account One (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividends and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1996.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable life insurance contracts, provides the mortality and expense undertakings and, with respect to the Account, receives an annual fee of 0.90% of the Account's average daily net assets.

    b) DEDUCTION OF OTHER FEES--In accordance with the terms of the contracts, the Company makes deductions for the cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contractholders' accounts in accordance with the terms of the contract.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ONE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets and liabilities of Hartford Life Insurance Company Separate Account One (the Account) as of December 31, 1996, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hartford Life Insurance Company Separate Account One as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

 Hartford, Connecticut
 February 14, 1997

--------------------------------------------------------------------------------
 Separate Account Two
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1996

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ------------  --------------  ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                           209,901,213
    Cost                            $213,818,503
    Market Value.........  $209,731,192        --            --
  Hartford Stock Fund,
   Inc.
    Shares                           325,077,171
    Cost                            $942,043,980
    Market Value.........       --       $1,346,700,441      --
  HVA Money Market Fund,
   Inc.
    Shares                           282,828,485
    Cost                            $282,828,485
    Market Value.........       --             --        $282,828,485
  Hartford Advisers Fund,
   Inc.
    Shares                         1,337,021,547
    Cost                          $2,233,276,156
    Market Value.........       --             --            --
  Hartford U.S.
   Government Money
   Market Fund, Inc.
    Shares                             1,592,137
    Cost                              $1,592,137
    Market Value.........       --             --            --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                           366,806,192
    Cost                          $1,062,106,327
    Market Value.........       --             --            --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                           189,233,708
    Cost                            $203,956,416
    Market Value.........       --             --            --
  Hartford Index Fund,
   Inc.
    Shares                           111,179,449
    Cost                            $184,665,755
    Market Value.........       --             --            --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                           291,990,802
    Cost                            $336,561,408
    Market Value.........       --             --            --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                           209,596,491
    Cost                            $268,301,179
    Market Value.........       --             --            --
  Due from Hartford Life
   Insurance Company.....       389,971        --          1,275,023
  Receivable from fund
   shares sold...........       --            1,214,364      --
                           ------------  --------------  ------------
  Total Assets...........   210,121,163   1,347,914,805  284,103,508
                           ------------  --------------  ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --            1,203,942      --
  Payable for fund shares
   purchased.............       391,131        --          1,269,939
                           ------------  --------------  ------------
  Total Liabilities......       391,131       1,203,942    1,269,939
                           ------------  --------------  ------------
  Net Assets (variable
   annuity contract
   liabilities)..........  $209,730,032  $1,346,710,863  $282,833,569
                           ------------  --------------  ------------
                           ------------  --------------  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                      MORTGAGE                    INTERNATIONAL
                                             U.S. GOVERNMENT          CAPITAL        SECURITIES                   OPPORTUNITIES
                           ADVISERS FUND    MONEY MARKET FUND    APPRECIATION FUND      FUND        INDEX FUND        FUND
                            SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT
                          ---------------  -------------------   -----------------  -------------  ------------ -----------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                           209,901,213
    Cost                            $213,818,503
    Market Value.........       --               --                    --                --             --            --
  Hartford Stock Fund,
   Inc.
    Shares                           325,077,171
    Cost                            $942,043,980
    Market Value.........       --               --                    --                --             --            --
  HVA Money Market Fund,
   Inc.
    Shares                           282,828,485
    Cost                            $282,828,485
    Market Value.........       --               --                    --                --             --            --
  Hartford Advisers Fund,
   Inc.
    Shares                         1,337,021,547
    Cost                          $2,233,276,156
    Market Value.........  $2,900,708,354        --                    --                --             --            --
  Hartford U.S.
   Government Money
   Market Fund, Inc.
    Shares                             1,592,137
    Cost                              $1,592,137
    Market Value.........       --             $1,592,137              --                --             --            --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                           366,806,192
    Cost                          $1,062,106,327
    Market Value.........       --               --               $1,435,800,482         --             --            --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                           189,233,708
    Cost                            $203,956,416
    Market Value.........       --               --                    --           $199,787,272        --            --
  Hartford Index Fund,
   Inc.
    Shares                           111,179,449
    Cost                            $184,665,755
    Market Value.........       --               --                    --                --        $264,803,879       --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                           291,990,802
    Cost                            $336,561,408
    Market Value.........       --               --                    --                --             --        $410,796,017
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                           209,596,491
    Cost                            $268,301,179
    Market Value.........       --               --                    --                --             --            --
  Due from Hartford Life
   Insurance Company.....       --               --                    --                --             --            --
  Receivable from fund
   shares sold...........          7,791            3,686                505,615           6,461        195,459        294,275
                          ---------------  -------------------   -----------------  -------------  ------------ -----------------
  Total Assets...........  2,900,716,145        1,595,823          1,436,306,097     199,793,733    264,999,338    411,090,292
                          ---------------  -------------------   -----------------  -------------  ------------ -----------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....          9,064            3,303                505,676           2,327        196,318        294,299
  Payable for fund shares
   purchased.............       --               --                    --                --             --            --
                          ---------------  -------------------   -----------------  -------------  ------------ -----------------
  Total Liabilities......          9,064            3,303                505,676           2,327        196,318        294,299
                          ---------------  -------------------   -----------------  -------------  ------------ -----------------
  Net Assets (variable
   annuity contract
   liabilities)..........  $2,900,707,081      $1,592,520         $1,435,800,421    $199,791,406   $264,803,020   $410,795,993
                          ---------------  -------------------   -----------------  -------------  ------------ -----------------
                          ---------------  -------------------   -----------------  -------------  ------------ -----------------


                           DIVIDEND AND
                           GROWTH FUND
                           SUB-ACCOUNT
                           ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Stock Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  HVA Money Market Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Advisers Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford U.S.
   Government Money
   Market Fund, Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Capital
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Mortgage
   Securities Fund, Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Index Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford International
   Opportunities Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Dividend and
   Growth Fund, Inc.

    Shares

    Cost
    Market Value.........  $324,333,800
  Due from Hartford Life
   Insurance Company.....      278,410
  Receivable from fund
   shares sold...........      --
                           ------------
  Total Assets...........  324,612,210
                           ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --
  Payable for fund shares
   purchased.............      278,289
                           ------------
  Total Liabilities......      278,289
                           ------------
  Net Assets (variable
   annuity contract
   liabilities)..........  $324,333,921
                           ------------
                           ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 DECEMBER 31, 1996

                               CALVERT
                             RESPONSIBLY
                              INVESTED
                              BALANCED       INTERNATIONAL       SMALL            SMITH BARNEY
                              PORTFOLIO      ADVISERS FUND   COMPANY FUND    CASH PORTFOLIO CLASS A
                             SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT
                           ---------------   -------------   -------------   ----------------------
ASSETS:
Investments:
  Calvert Responsibly
   Invested Balanced
   Portfolio
    Shares                          1,499,952
    Cost                          $ 2,391,011
    Market Value.........    $2,660,914           --              --               --
  Hartford International
   Advisers Fund, Inc.
    Shares                         25,549,431
    Cost                          $28,919,492
    Market Value.........       --            $29,805,457         --               --
  Hartford Small Company
   Fund, Inc.
    Shares                         12,669,842
    Cost                          $13,471,629
    Market Value.........       --                --          $13,546,087          --
  Smith Barney Cash
   Portfolio Class A
    Shares                            580,242
    Cost                          $  580,242
    Market Value.........       --                --              --               $580,243
  Smith Barney
   Appreciation Fund,
   Inc.
    Shares                             13,454
    Cost                          $   98,474
    Market Value.........       --                --              --               --
  Smith Barney Government
   Portfolio Class A
    Shares                             39,801
    Cost                          $   39,801
    Market Value.........       --                --              --               --
  TCI Advantage Fund
    Shares                             27,440
    Cost                          $  166,872
    Market Value.........       --                --              --               --
  TCI Growth Fund
    Shares                            111,230
    Cost                          $ 1,287,905
    Market Value.........       --                --              --               --
  Fidelity VIP Overseas
   Portfolio
    Shares                             56,298
    Cost                          $  979,269
    Market Value.........       --                --              --               --
  Fidelity VIP II Asset
   Manager Portfolio
    Shares                            108,305
    Cost                          $ 1,688,636
    Market Value.........       --                --              --               --
  Fidelity VIP II
   Contrafund Portfolio
    Shares                            402,873
    Cost                          $ 5,743,454
    Market Value.........       --                --              --               --
  Fidelity VIP Growth
   Portfolio
    Shares                            225,301
    Cost                          $ 6,630,047
    Market Value.........       --                --              --               --
  Dividends receivable...       --                --              --                    689
  Due from Hartford Life
   Insurance Company.....        20,342           233,723         306,594          --
  Receivable from fund
   shares sold...........       --                --              --                  1,097
                           ---------------   -------------   -------------         --------
  Total Assets...........     2,681,256        30,039,180      13,852,681           582,029
                           ---------------   -------------   -------------         --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --                --              --                  1,098
  Payable for fund shares
   purchased.............        20,027           230,006         306,589          --
                           ---------------   -------------   -------------         --------
  Total Liabilities......        20,027           230,006         306,589             1,098
                           ---------------   -------------   -------------         --------
  Net Assets (variable
   annuity contract
   liabilities)..........    $2,661,229       $29,809,174     $13,546,092          $580,931
                           ---------------   -------------   -------------         --------
                           ---------------   -------------   -------------         --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                           SMITH BARNEY        SMITH BARNEY                                            FIDELITY VIP
                           APPRECIATION    GOVERNMENT PORTFOLIO          TCI                TCI          OVERSEAS
                               FUND              CLASS A            ADVANTAGE FUND      GROWTH FUND     PORTFOLIO
                            SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT
                          ---------------  --------------------   ------------------  ---------------  ------------
ASSETS:
Investments:
  Calvert Responsibly
   Invested Balanced
   Portfolio
    Shares                          1,499,952
    Cost                          $ 2,391,011
    Market Value.........     --                 --                     --                  --            --
  Hartford International
   Advisers Fund, Inc.
    Shares                         25,549,431
    Cost                          $28,919,492
    Market Value.........     --                 --                     --                  --            --
  Hartford Small Company
   Fund, Inc.
    Shares                         12,669,842
    Cost                          $13,471,629
    Market Value.........     --                 --                     --                  --            --
  Smith Barney Cash
   Portfolio Class A
    Shares                            580,242
    Cost                          $  580,242
    Market Value.........     --                 --                     --                  --            --
  Smith Barney
   Appreciation Fund,
   Inc.
    Shares                             13,454
    Cost                          $   98,474
    Market Value.........  $  172,850            --                     --                  --            --
  Smith Barney Government
   Portfolio Class A
    Shares                             39,801
    Cost                          $   39,801
    Market Value.........     --                $   39,801              --                  --            --
  TCI Advantage Fund
    Shares                             27,440
    Cost                          $  166,872
    Market Value.........     --                 --                  $    172,596           --            --
  TCI Growth Fund
    Shares                            111,230
    Cost                          $ 1,287,905
    Market Value.........     --                 --                     --              $  1,138,990      --
  Fidelity VIP Overseas
   Portfolio
    Shares                             56,298
    Cost                          $  979,269
    Market Value.........     --                 --                     --                  --         $1,060,645
  Fidelity VIP II Asset
   Manager Portfolio
    Shares                            108,305
    Cost                          $ 1,688,636
    Market Value.........     --                 --                     --                  --            --
  Fidelity VIP II
   Contrafund Portfolio
    Shares                            402,873
    Cost                          $ 5,743,454
    Market Value.........     --                 --                     --                  --            --
  Fidelity VIP Growth
   Portfolio
    Shares                            225,301
    Cost                          $ 6,630,047
    Market Value.........     --                 --                     --                  --            --
  Dividends receivable...     --                        56              --                  --            --
  Due from Hartford Life
   Insurance Company.....     --                 --                           113              1,084         318
  Receivable from fund
   shares sold...........         123                   17              --                  --            --
                          ---------------          -------               --------     ---------------  ------------
  Total Assets...........     172,973               39,874                172,709          1,140,074   1,060,963
                          ---------------          -------               --------     ---------------  ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....         112                   32              --                  --            --
  Payable for fund shares
   purchased.............     --                 --                           114              1,084         374
                          ---------------          -------               --------     ---------------  ------------
  Total Liabilities......         112                   32                    114              1,084         374
                          ---------------          -------               --------     ---------------  ------------
  Net Assets (variable
   annuity contract
   liabilities)..........  $  172,861           $   39,842           $    172,595       $  1,138,990   $1,060,589
                          ---------------          -------               --------     ---------------  ------------
                          ---------------          -------               --------     ---------------  ------------

                                              FIDELITY VIP
                            FIDELITY VIP II        II        FIDELITY VIP
                             ASSET MANAGER     CONTRAFUND       GROWTH
                               PORTFOLIO        PORTFOLIO      PORTFOLIO
                              SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           -----------------  -------------  -------------
ASSETS:
Investments:
  Calvert Responsibly
   Invested Balanced
   Portfolio

    Shares

    Cost
    Market Value.........        --                --             --
  Hartford International
   Advisers Fund, Inc.

    Shares

    Cost
    Market Value.........        --                --             --
  Hartford Small Company
   Fund, Inc.

    Shares

    Cost
    Market Value.........        --                --             --
  Smith Barney Cash
   Portfolio Class A

    Shares

    Cost
    Market Value.........        --                --             --
  Smith Barney
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                --             --
  Smith Barney Government
   Portfolio Class A

    Shares

    Cost
    Market Value.........        --                --             --
  TCI Advantage Fund

    Shares

    Cost
    Market Value.........        --                --             --
  TCI Growth Fund

    Shares

    Cost
    Market Value.........        --                --             --
  Fidelity VIP Overseas
   Portfolio

    Shares

    Cost
    Market Value.........        --                --             --
  Fidelity VIP II Asset
   Manager Portfolio

    Shares

    Cost
    Market Value.........    $  1,833,607          --             --
  Fidelity VIP II
   Contrafund Portfolio

    Shares

    Cost
    Market Value.........        --           $  6,671,576        --
  Fidelity VIP Growth
   Portfolio

    Shares

    Cost
    Market Value.........        --                --        $  7,015,865
  Dividends receivable...        --                --             --
  Due from Hartford Life
   Insurance Company.....           1,331            7,363          5,867
  Receivable from fund
   shares sold...........        --                --             --
                           -----------------  -------------  -------------
  Total Assets...........       1,834,938        6,678,939      7,021,732
                           -----------------  -------------  -------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        --                --             --
  Payable for fund shares
   purchased.............             923            7,344          5,867
                           -----------------  -------------  -------------
  Total Liabilities......             923            7,344          5,867
                           -----------------  -------------  -------------
  Net Assets (variable
   annuity contract
   liabilities)..........    $  1,834,015     $  6,671,595   $  7,015,865
                           -----------------  -------------  -------------
                           -----------------  -------------  -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Separate Account Two
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 DECEMBER 31, 1996

                                                        UNITS
                                                       OWNED BY       UNIT        CONTRACT
                                                     PARTICIPANTS     PRICE      LIABILITY
                                                     ------------   ---------  --------------
 DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION
  PERIOD:
 INDIVIDUAL SUB-ACCOUNTS:
   Bond Fund Qualified 1.00%.......................       286,137   $3.705223  $    1,060,201
   Bond Fund Non-Qualified 1.00%...................     2,004,675    3.648889       7,314,837
   Bond Fund 1.25%.................................    96,857,176    1.922173     186,176,248
   Bond Fund .25%..................................        58,462    1.279841          74,822
   Stock Fund Qualified 1.00%......................       829,845    6.828860       5,666,897
   Stock Fund Non-Qualified 1.00%..................     3,406,617    6.529899      22,244,866
   Stock Fund 1.25%................................   333,175,709    3.546656   1,181,659,627
   Stock Fund .25%.................................     1,094,565    1.863616       2,039,847
   Money Market Fund Qualified 1.00%...............     1,361,999    2.465145       3,357,527
   Money Market Fund Non-Qualified 1.00%...........    13,210,943    2.466312      32,582,307
   Money Market Fund 1.25%.........................   151,978,017    1.586516     241,115,556
   Money Market Fund .25%..........................       107,272    1.177980         126,364
   Advisers Fund Qualified 1.00%...................     3,530,743    4.341094      15,327,287
   Advisers Fund Non-Qualified 1.00%...............    12,468,636    4.341094      54,127,522
   Advisers Fund 1.25%.............................   953,997,531    2.905301   2,771,649,980
   Advisers Fund .25%..............................     1,035,316    1.620437       1,677,664
   U.S. Government Money Market Fund Qualified
    1.00%..........................................        13,096    1.964748          25,730
   U.S. Government Money Market Fund 1.25%.........        46,108    1.520714          70,117
   Capital Appreciation Fund Qualified 1.00%.......       887,736    6.732095       5,976,324
   Capital Appreciation Fund Non-Qualified 1.00%...     2,634,097    6.728893      17,724,557
   Capital Appreciation Fund 1.25%.................   330,579,796    4.010163   1,325,678,867
   Capital Appreciation Growth Fund .25%...........     2,393,968    1.929665       4,619,555
   Mortgage Securities Fund Qualified 1.00%........       754,527    2.494635       1,882,270
   Mortgage Securities Fund Non-Qualified 1.00%....     8,165,242    2.494635      20,369,299
   Mortgage Securities Fund 1.25%..................    89,097,727    1.948580     173,614,049
   Mortgage Securities Fund .25%...................        16,088    1.259955          20,270
   Index Fund 1.00%................................        38,885    1.121353          43,604
   Index Fund Non-Qualified 1.00%..................       105,698    1.121353         118,525
   Index Fund 1.25%................................    87,611,122    2.845170     249,268,537
   Index Fund .25%.................................       208,930    1.823336         380,949
   International Opportunities Fund Qualified
    1.00%..........................................       374,127    1.506694         563,694
   International Opportunities Fund Non-Qualified
    1.00%..........................................     1,951,162    1.506641       2,939,701
   International Opportunities Fund 1.25%..........   266,961,904    1.482397     395,743,525
   International Opportunities Fund .25%...........       796,396    1.658799       1,321,061
   Dividend and Growth Fund Qualified 1.00%........       291,489    1.661695         484,366
   Dividend and Growth Fund Non-Qualified 1.00%....     1,241,381    1.661695       2,062,797
   Dividend and Growth Fund 1.25%..................   190,957,704    1.650056     315,090,906
   Dividend and Growth Fund .25%...................       278,866    1.697062         473,253
   International Advisers Fund 1.00%...............        18,539    1.271482          23,572

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                        UNITS
                                                       OWNED BY       UNIT        CONTRACT
                                                     PARTICIPANTS     PRICE      LIABILITY
                                                     ------------   ---------  --------------
 INDIVIDUAL SUB-ACCOUNTS -- (CONTINUED)
   International Advisers Fund Non-Qualified
    1.00%..........................................       347,573   $1.271482  $      441,933
   International Advisers Fund 1.25%...............    23,174,203    1.265665      29,330,778
   International Advisers Fund .25%................        10,000    1.289112          12,891
   Hartford Small Company Fund 1.00%...............        10,000    1.067381          10,674
   Hartford Small Company Fund Non-Qualified
    1.00%..........................................       109,746    1.067381         117,140
   Hartford Small Company Fund 1.25%...............    12,562,718    1.066345      13,396,192
   Hartford Small Company Fund .25%................        20,632    1.070487          22,086
   Smith Barney Cash Portfolio Class A Qualified
    1.00%..........................................        78,105    2.668734         208,440
   Smith Barney Cash Portfolio Class A
    Non-Qualified 1.00%............................       134,883    2.761578         372,491
   Smith Barney Appreciation Fund, Inc. Qualified
    1.00%..........................................        23,313    7.414916         172,861
   Smith Barney Government Portfolio Class A
    Qualified 1.00%................................        16,556    2.406571          39,842
                                                                               --------------
   Sub-total Individual Sub-Accounts...............                             7,088,822,408
                                                                               --------------
 GROUP SUB-ACCOUNTS:
   Bond Fund Qualified 1.00% QP....................     1,156,525    4.339730       5,019,007
   Bond Fund 1.25% DCII............................     1,655,052    4.186875       6,929,497
   Bond Fund .15% DCII.............................       305,789    3.988350       1,219,594
   Stock Fund Qualified 1.00% QP...................     3,371,997   11.419696      38,507,182
   Stock Fund Qualified .825% QP...................     1,236,665    9.187655      11,362,056
   Stock Fund Non-Qualified 1.00% NQ...............        84,854    8.960086         760,298
   Stock Fund Non-Qualified .825% NQ...............       789,689    9.203794       7,268,133
   Stock Fund 1.25% DCII...........................     4,885,027   11.016763      53,817,180
   Stock Fund .15% DCII............................       873,948    8.647926       7,557,838
   Money Market Fund Qualified .375% QP............         2,493    3.094168           7,714
   Money Market Fund 1.25% DCII....................     1,332,772    2.724852       3,631,605
   Money Market Fund .15% DCII.....................       321,329    2.679247         860,920
   Advisers Fund 1.25% DCII........................    10,504,581    4.201072      44,130,500
   Advisers Fund .15% DCII.........................       603,382    4.875465       2,941,770
   U.S. Government Money Market Fund 1.25% DCII....       586,557    1.898594       1,113,633
   U.S. Government Money Market Fund .15% DCII.....        54,540    2.211389         120,609
   Capital Appreciation Fund 1.25% DCII............    10,979,149    6.532522      71,721,533
   Capital Appreciation Fund .15% DCII.............       783,105    7.500897       5,873,989
   Mortgage Securities Fund 1.25% DCII.............     1,140,765    2.421049       2,761,848
   Mortgage Securities Fund .15% DCII..............       143,045    2.761199         394,976
   Index Fund 1.25% DCII...........................     4,377,886    2.848016      12,468,289
   Index Fund .15% DCII............................       354,223    3.118020       1,104,474
   International Opportunities Fund 1.25% DCII.....     5,995,783    1.482607       8,889,390
   International Opportunities Fund .15% DCII......       437,734    1.592168         696,947
   Dividend and Growth Fund........................     3,874,337    1.484086       5,749,849
   Calvert Responsibly Invested Balanced Portfolio
    1.25% DCII.....................................     1,192,706    2.020652       2,410,043

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 DECEMBER 31, 1996

                                                        UNITS
                                                       OWNED BY       UNIT        CONTRACT
                                                     PARTICIPANTS     PRICE      LIABILITY
                                                     ------------   ---------  --------------
 GROUP SUB-ACCOUNTS -- (CONTINUED)
   TCI Advantage Portfolio.........................       144,148   $1.134354  $      163,515
   TCI Growth Fund Portfolio.......................     1,107,888    1.021217       1,131,394
   Fidelity VIP Overseas Portfolio.................       920,778    1.151840       1,060,589
   Fidelity VIP II Asset Manager Portfolio.........     1,491,046    1.230019       1,834,015
   Fidelity VIP II Contrafund Portfolio............     5,069,393    1.316054       6,671,595
   Fidelity VIP II Growth Portfolio................     5,773,053    1.215278       7,015,865
                                                                               --------------
   Sub-total Group Sub-Accounts....................                               315,195,847
                                                                               --------------
 TOTAL ACCUMULATION PERIOD.........................                             7,404,018,255
                                                                               --------------
 ANNUITY CONTRACTS IN THE ANNUITY PERIOD:
 INDIVIDUAL SUB-ACCOUNTS:
   Bond Fund Non-Qualified 1.00%...................            27    3.648889              99
   Bond Fund 1.25%.................................       183,085    1.922173         351,921
   Stock Fund Non-Qualified 1.00%..................         9,504    6.529899          62,059
   Stock Fund 1.25%................................       305,133    3.546656       1,082,200
   Money Market Fund Qualified 1.00%...............        12,037    2.465145          29,672
   Money Market Fund Non-Qualified 1.00%...........        90,874    2.466312         224,124
   Money Market Fund 1.25%.........................       293,556    1.586516         465,731
   Advisers Fund Qualified 1.00%...................         4,038    4.341094          17,529
   Advisers Fund Non-Qualified 1.00%...............        61,575    4.341094         267,305
   Advisers Fund 1.25%.............................       863,489    2.905301       2,508,695
   U.S. Government Money Market Fund Qualified
    1.00%..........................................        10,951    1.964748          21,515
   Capital Appreciation Fund Non-Qualified 1.00%...         3,442    6.728893          23,158
   Capital Appreciation Fund 1.25%.................       150,348    4.010163         602,921
   Mortgage Securities Fund Non-Qualified 1.00%....        80,072    2.494635         199,751
   Mortgage Securities Fund 1.25%..................        81,728    1.948580         159,253
   Index Fund 1.25%................................        53,288    2.845170         151,614
   International Opportunities Fund 1.25%..........       184,639    1.482397         273,708
   Dividend and Growth Fund 1.25%..................       120,079    1.650056         198,136
                                                                               --------------
   Sub-total Individual Sub-Accounts...............                                 6,639,391
                                                                               --------------
 GROUP SUB-ACCOUNTS:
   Bond Fund Qualified 1.00% QP....................        68,667    4.339730         297,996
   Bond Fund 1.25% DCII............................       290,717    4.186875       1,217,195
   Bond Fund 1.00% DCII............................        11,681    4.322597          50,493
   Bond Fund .15% DCII.............................         4,544    3.988350          18,122
   Stock Fund Qualified 1.00% QP...................       228,666   11.419696       2,611,302
   Stock Fund Qualified .825% QP...................        50,529    9.187655         464,243
   Stock Fund Non-Qualified 1.00% NQ...............           569    8.960086           5,099
   Stock Fund Non-Qualified .825% NQ...............        50,740    9.203794         467,004

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                        UNITS
                                                       OWNED BY       UNIT        CONTRACT
                                                     PARTICIPANTS     PRICE      LIABILITY
                                                     ------------   ---------  --------------
 GROUP SUB-ACCOUNTS -- (CONTINUED)
   Stock Fund 1.25% DCII...........................       997,034   $11.016763 $   10,984,089
   Stock Fund 1.00% DCII...........................         3,994   11.383947          45,472
   Stock Fund .15% DCII............................        12,196    8.647926         105,471
   Money Market Fund 1.25% DCII....................       158,559    2.724852         432,049
   Advisers Fund 1.25% DCII........................     1,889,915    4.201072       7,939,668
   Advisers Fund .15% DCII.........................        24,441    4.875465         119,161
   U.S. Government Money Market Fund 1.25% DCII....       126,892    1.898594         240,916
   Capital Appreciation Fund 1.25% DCII............       537,157    6.532522       3,508,989
   Capital Appreciation Fund .15% DCII.............         9,403    7.500897          70,528
   Mortgage Securities Fund 1.25% DCII.............       160,959    2.421049         389,689
   Index Fund 1.25% DCII...........................       440,396    2.848016       1,254,255
   Index Fund .15% DCII............................         4,097    3.118020          12,773
   International Opportunities Fund 1.25% DCII.....       227,628    1.482607         337,483
   International Opportunities Fund .15% DCII......        19,146    1.592168          30,484
   Dividend and Growth Fund........................       185,039    1.484086         274,614
   Calvert Responsibly Invested Balanced Portfolio
    1.25% DCII.....................................       124,309    2.020652         251,186
   TCI Advantage Fund..............................         8,005    1.134354           9,080
   TCI Growth Fund.................................         7,438    1.021217           7,596
                                                                               --------------
   Sub-total Group Sub-Accounts....................                                31,144,957
                                                                               --------------
 TOTAL ANNUITY PERIOD..............................                                37,784,348
                                                                               --------------
 GRAND TOTAL.......................................                            $7,441,802,603
                                                                               --------------
                                                                               --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Separate Account Two
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                           MONEY
                            BOND FUND      STOCK FUND   MARKET FUND
                           SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                           ------------   ------------  -----------
INVESTMENT INCOME:
  Dividends..............  $ 12,893,843   $ 18,086,005  $12,430,899
EXPENSES:
  Mortality and expense
   undertakings..........    (2,481,229)   (13,978,363)  (2,990,459)
                           ------------   ------------  -----------
    Net investment income
     (loss)..............    10,412,614      4,107,642    9,440,440
                           ------------   ------------  -----------
CAPITAL GAINS INCOME.....       --          41,100,004      --
                           ------------   ------------  -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (262,277)     3,161,056      --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (5,517,884)   189,613,138      --
                           ------------   ------------  -----------
    Net realized and
     unrealized gain
     (loss) on
     investments.........    (5,780,161)   192,774,194      --
                           ------------   ------------  -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $  4,632,453   $237,981,840  $ 9,440,440
                           ------------   ------------  -----------
                           ------------   ------------  -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                             U.S. GOVERNMENT           CAPITAL           MORTGAGE
                           ADVISERS FUND    MONEY MARKET FUND     APPRECIATION FUND   SECURITIES FUND
                            SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT
                           -------------   --------------------   -----------------   ---------------
INVESTMENT INCOME:
  Dividends..............  $  75,797,664         $ 73,159           $  8,578,529        $13,309,238
EXPENSES:
  Mortality and expense
   undertakings..........    (32,375,755)         (17,750)           (15,329,687)        (2,542,139)
                           -------------         --------         -----------------   ---------------
    Net investment income
     (loss)..............     43,421,909           55,409             (6,751,158)        10,767,099
                           -------------         --------         -----------------   ---------------
CAPITAL GAINS INCOME.....     53,115,059         --                   70,324,118           --
                           -------------         --------         -----------------   ---------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      1,874,522         --                    2,065,427           (435,741)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    276,364,776         --                  154,074,827         (2,844,443)
                           -------------         --------         -----------------   ---------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........    278,239,298         --                  156,140,254         (3,280,184)
                           -------------         --------         -----------------   ---------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $ 374,776,266         $ 55,409           $219,713,214        $ 7,486,915
                           -------------         --------         -----------------   ---------------
                           -------------         --------         -----------------   ---------------

                                           INTERNATIONAL      DIVIDEND AND
                            INDEX FUND   OPPORTUNITIES FUND   GROWTH FUND
                           SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           ------------  ------------------   ------------
INVESTMENT INCOME:
  Dividends..............  $  4,491,244     $ 7,252,292       $  5,391,238
EXPENSES:
  Mortality and expense
   undertakings..........    (2,695,725)     (4,681,021)        (2,723,447)
                           ------------  ------------------   ------------
    Net investment income
     (loss)..............     1,795,519       2,571,271          2,667,791
                           ------------  ------------------   ------------
CAPITAL GAINS INCOME.....     3,292,866       9,589,596          2,810,352
                           ------------  ------------------   ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       140,503          91,466             (3,931)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    36,167,970      28,439,913         38,471,770
                           ------------  ------------------   ------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........    36,308,473      28,531,379         38,467,839
                           ------------  ------------------   ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $ 41,396,858     $40,692,246       $ 43,945,982
                           ------------  ------------------   ------------
                           ------------  ------------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                 CALVERT                                                  SMITH BARNEY
                           RESPONSIBLY INVESTED   INTERNATIONAL         SMALL            CASH PORTFOLIO
                            BALANCED PORTFOLIO    ADVISERS FUND      COMPANY FUND            CLASS A
                               SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT*          SUB-ACCOUNT
                           --------------------   -------------   ------------------   -------------------
INVESTMENT INCOME:
  Dividends..............        $ 57,279          $  879,182          $ 9,954               $27,809
EXPENSES:
  Mortality and expense
   undertakings..........         (27,872)           (234,636)         (27,632)               (5,756)
                                 --------         -------------        -------               -------
    Net investment income
     (loss)..............          29,407             644,546          (17,678)               22,053
                                 --------         -------------        -------               -------
CAPITAL GAINS INCOME.....         140,994             595,787          --                   --
                                 --------         -------------        -------               -------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........           6,518              (3,562)             922              --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................          78,661             708,119           74,459              --
                                 --------         -------------        -------               -------
    Net realized and
     unrealized gain
     (loss) on
     investments.........          85,179             704,557           75,381              --
                                 --------         -------------        -------               -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....        $255,580          $1,944,890          $57,703               $22,053
                                 --------         -------------        -------               -------
                                 --------         -------------        -------               -------

* From inception, August 9, 1996, to December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                               SMITH BARNEY
                                                GOVERNMENT                                  FIDELITY VIP    FIDELITY VIP II
                            SMITH BARNEY        PORTFOLIO           TCI            TCI        OVERSEAS       ASSET MANAGER
                          APPRECIATION FUND      CLASS A       ADVANTAGE FUND  GROWTH FUND    PORTFOLIO        PORTFOLIO
                             SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
                          -----------------   --------------   --------------  -----------  -------------  ------------------
INVESTMENT INCOME:
  Dividends..............      $16,634            $2,077           $6,903       $ 100,570      $ 3,709          $ 27,849
EXPENSES:
  Mortality and expense
   undertakings..........       (1,599)             (431)          (1,529)        (13,692)      (8,486)          (13,608)
                               -------            ------           ------      -----------  -------------       --------
    Net investment income
     (loss)..............       15,035             1,646            5,374          86,878       (4,777)           14,241
                               -------            ------           ------      -----------  -------------       --------
CAPITAL GAINS INCOME.....      --                 --               --              --            4,080          --
                               -------            ------           ------      -----------  -------------       --------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          174            --                 (110)            527          985               (71)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       11,776            --                4,528        (155,560)      77,918           126,112
                               -------            ------           ------      -----------  -------------       --------
    Net realized and
     unrealized gain
     (loss) on
     investments.........       11,950            --                4,418        (155,033)      78,903           126,041
                               -------            ------           ------      -----------  -------------       --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $26,985            $1,646           $9,792       $ (68,155)     $78,206          $140,282
                               -------            ------           ------      -----------  -------------       --------
                               -------            ------           ------      -----------  -------------       --------

                                             FIDELITY
                           FIDELITY VIP II      VIP
                             CONTRAFUND       GROWTH
                              PORTFOLIO      PORTFOLIO
                             SUB-ACCOUNT    SUB-ACCOUNT
                           ---------------  -----------
INVESTMENT INCOME:
  Dividends..............     $ 21,249       $ 73,883
EXPENSES:
  Mortality and expense
   undertakings..........      (56,903)       (63,705)
                           ---------------  -----------
    Net investment income
     (loss)..............      (35,654)        10,178
                           ---------------  -----------
CAPITAL GAINS INCOME.....      --             115,329
                           ---------------  -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         (377)        (6,795)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      910,896        420,263
                           ---------------  -----------
    Net realized and
     unrealized gain
     (loss) on
     investments.........      910,519        413,468
                           ---------------  -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $874,865       $538,975
                           ---------------  -----------
                           ---------------  -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Separate Account Two
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                             MONEY
                            BOND FUND      STOCK FUND     MARKET FUND
                           SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           ------------  --------------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $ 10,412,614  $    4,107,642  $  9,440,440
  Capital gains income...       --           41,100,004       --
  Net realized gain
   (loss) on security
   transactions..........      (262,277)      3,161,056       --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (5,517,884)    189,613,138       --
                           ------------  --------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     4,632,453     237,981,840     9,440,440
                           ------------  --------------  -------------
UNIT TRANSACTIONS:
  Purchases..............    27,446,873     174,128,189    70,557,174
  Net transfers..........   (16,819,459)     27,816,288    67,229,895
  Surrenders.............   (16,860,465)    (57,921,128)  (52,794,253)
  Net annuity
   transactions..........       (32,192)       (176,096)     (239,109)
                           ------------  --------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (6,265,243)    143,847,253    84,753,707
                           ------------  --------------  -------------
  Total increase
   (decrease) in net
   assets................    (1,632,790)    381,829,093    94,194,147
NET ASSETS:
  Beginning of period....   211,362,822     964,881,770   188,639,422
                           ------------  --------------  -------------
  End of period..........  $209,730,032  $1,346,710,863  $282,833,569
                           ------------  --------------  -------------
                           ------------  --------------  -------------

HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                             MONEY
                            BOND FUND      STOCK FUND     MARKET FUND
                           SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           ------------  --------------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $  9,356,706  $    8,102,133  $  9,540,693
  Capital gains income...       --           26,305,598       --
  Net realized gain
   (loss) on security
   transactions..........       117,877       2,168,121       --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    18,122,724     184,154,644       --
                           ------------  --------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    27,597,307     220,730,496     9,540,693
                           ------------  --------------  -------------
UNIT TRANSACTIONS:
  Purchases..............    18,860,293     101,236,958    48,515,026
  Net transfers..........    17,461,966      34,337,542   (83,703,644)
  Surrenders.............   (12,010,919)    (38,089,217)  (27,263,647)
  Net annuity
   transactions..........       (33,972)        563,526      (138,249)
                           ------------  --------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    24,277,368      98,048,809   (62,590,514)
                           ------------  --------------  -------------
  Total increase
   (decrease) in net
   assets................    51,874,675     318,779,305   (53,049,821)
NET ASSETS:
  Beginning of period....   159,488,147     646,102,465   241,689,243
                           ------------  --------------  -------------
  End of period..........  $211,362,822  $  964,881,770  $188,639,422
                           ------------  --------------  -------------
                           ------------  --------------  -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            U.S. GOVERNMENT         CAPITAL         MORTGAGE                     INTERNATIONAL
                           ADVISERS FUND   MONEY MARKET FUND   APPRECIATION FUND SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND
                            SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                          --------------- -------------------- ----------------- --------------- ------------- ------------------
OPERATIONS:
  Net investment income
   (loss)................ $   43,421,909       $   55,409       $   (6,751,158)   $ 10,767,099   $   1,795,519    $  2,571,271
  Capital gains income...     53,115,059        --                  70,324,118        --             3,292,866       9,589,596
  Net realized gain
   (loss) on security
   transactions..........      1,874,522        --                   2,065,427        (435,741)        140,503          91,466
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    276,364,776        --                 154,074,827      (2,844,443)     36,167,970      28,439,913
                          ---------------     -----------      ----------------- --------------- ------------- ------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    374,776,266           55,409          219,713,214       7,486,915      41,396,858      40,692,246
                          ---------------     -----------      ----------------- --------------- ------------- ------------------
UNIT TRANSACTIONS:
  Purchases..............    322,583,889          216,658          200,411,434       9,051,920      47,675,352      43,044,896
  Net transfers..........     (3,947,049)        (124,960)             495,679     (19,016,015)     21,152,822      20,223,935
  Surrenders.............   (150,653,853)         (77,729)         (60,449,676)    (19,091,976)    (10,892,469)     (21,614,763)
  Net annuity
   transactions..........        730,038          (18,734)             658,118         (55,176)         75,085         141,714
                          ---------------     -----------      ----------------- --------------- ------------- ------------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    168,713,025           (4,765)         141,115,555     (29,111,247)     58,010,790      41,795,782
                          ---------------     -----------      ----------------- --------------- ------------- ------------------
  Total increase
   (decrease) in net
   assets................    543,489,291           50,644          360,828,769     (21,624,332)     99,407,648      82,488,028
NET ASSETS:
  Beginning of period....  2,357,217,790        1,541,876        1,074,971,652     221,415,738     165,395,372     328,307,965
                          ---------------     -----------      ----------------- --------------- ------------- ------------------
  End of period.......... $2,900,707,081       $1,592,520       $1,435,800,421    $199,791,406   $ 264,803,020    $410,795,993
                          ---------------     -----------      ----------------- --------------- ------------- ------------------
                          ---------------     -----------      ----------------- --------------- ------------- ------------------

                                            U.S. GOVERNMENT         CAPITAL         MORTGAGE                     INTERNATIONAL
                           ADVISERS FUND   MONEY MARKET FUND   APPRECIATION FUND SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND
                            SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                          --------------- -------------------- ----------------- --------------- ------------- ------------------
OPERATIONS:
  Net investment income
   (loss)................ $   47,996,996       $   56,945       $   (2,372,963)   $ 11,548,045   $   1,542,554    $  1,106,594
  Capital gains income...     21,614,744        --                  34,687,769        --                38,706       2,695,768
  Net realized gain
   (loss) on security
   transactions..........      1,643,658        --                   2,276,572        (490,628)        969,630        (488,089)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    410,209,012        --                 168,562,628      18,815,991      34,721,169      32,521,726
                          ---------------     -----------      ----------------- --------------- ------------- ------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    481,464,410           56,945          203,154,006      29,873,408      37,272,059      35,835,999
                          ---------------     -----------      ----------------- --------------- ------------- ------------------
UNIT TRANSACTIONS:
  Purchases..............    189,985,618          247,760          164,142,420       9,787,879      22,856,837      27,669,493
  Net transfers..........     (5,608,414)          17,612          104,275,366     (15,085,789)     14,885,934     (24,115,834)
  Surrenders.............   (110,192,361)         (76,250)         (29,551,158)    (16,689,694)     (4,088,509)     (12,086,298)
  Net annuity
   transactions..........        487,625           84,208              482,089          13,331          84,999         124,982
                          ---------------     -----------      ----------------- --------------- ------------- ------------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     74,672,468          273,330          239,348,717     (21,974,273)     33,739,261      (8,407,657)
                          ---------------     -----------      ----------------- --------------- ------------- ------------------
  Total increase
   (decrease) in net
   assets................    556,136,878          330,275          442,502,723       7,899,135      71,011,320      27,428,342
NET ASSETS:
  Beginning of period....  1,801,080,912        1,211,601          632,468,929     213,516,603      94,384,052     300,879,623
                          ---------------     -----------      ----------------- --------------- ------------- ------------------
  End of period.......... $2,357,217,790       $1,541,876       $1,074,971,652    $221,415,738   $ 165,395,372    $328,307,965
                          ---------------     -----------      ----------------- --------------- ------------- ------------------
                          ---------------     -----------      ----------------- --------------- ------------- ------------------

                           DIVIDEND AND
                            GROWTH FUND
                            SUB-ACCOUNT
                           -------------
OPERATIONS:
  Net investment income
   (loss)................  $  2,667,791
  Capital gains income...     2,810,352
  Net realized gain
   (loss) on security
   transactions..........        (3,931)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    38,471,770
                           -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    43,945,982
                           -------------
UNIT TRANSACTIONS:
  Purchases..............    99,649,393
  Net transfers..........    73,409,821
  Surrenders.............    (8,580,693)
  Net annuity
   transactions..........       330,214
                           -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   164,808,735
                           -------------
  Total increase
   (decrease) in net
   assets................   208,754,717
NET ASSETS:
  Beginning of period....   115,579,204
                           -------------
  End of period..........  $324,333,921
                           -------------
                           -------------
                           DIVIDEND AND
                            GROWTH FUND
                            SUB-ACCOUNT
                           -------------
OPERATIONS:
  Net investment income
   (loss)................  $  1,044,698
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........         4,933
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    18,047,295
                           -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    19,096,926
                           -------------
UNIT TRANSACTIONS:
  Purchases..............    37,005,986
  Net transfers..........    31,702,670
  Surrenders.............    (2,159,189)
  Net annuity
   transactions..........        77,507
                           -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    66,626,974
                           -------------
  Total increase
   (decrease) in net
   assets................    85,723,900
NET ASSETS:
  Beginning of period....    29,855,304
                           -------------
  End of period..........  $115,579,204
                           -------------
                           -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1996

                               CALVERT
                             RESPONSIBLY
                              INVESTED
                              BALANCED       INTERNATIONAL         SMALL             SMITH BARNEY
                              PORTFOLIO      ADVISERS FUND      COMPANY FUND      DAILY DIVIDEND FUND
                             SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT***         SUB-ACCOUNT
                           ---------------   -------------   ------------------   -------------------
OPERATIONS:
  Net investment income
   (loss)................    $     29,407    $    644,546       $   (17,678)           $ 22,053
  Capital gains income...         140,994         595,787          --                  --
  Net realized gain
   (loss) on security
   transactions..........           6,518          (3,562)              922            --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................          78,661         708,119            74,459            --
                           ---------------   -------------   ------------------        --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         255,580       1,944,890            57,703              22,053
                           ---------------   -------------   ------------------        --------
UNIT TRANSACTIONS:
  Purchases..............         501,957      10,618,419         4,333,960                  25
  Net transfers..........          86,346      10,257,798         9,203,248            --
  Surrenders.............         (81,242)       (609,471)          (48,819)            (10,494)
  Net annuity
   transactions..........         135,085         --               --                  --
                           ---------------   -------------   ------------------        --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         642,146      20,266,746        13,488,389             (10,469)
                           ---------------   -------------   ------------------        --------
  Total increase
   (decrease) in net
   assets................         897,726      22,211,636        13,546,092              11,584
NET ASSETS:
  Beginning of period....       1,763,503       7,597,538          --                   569,347
                           ---------------   -------------   ------------------        --------
  End of period..........    $  2,661,229    $ 29,809,174       $13,546,092            $580,931
                           ---------------   -------------   ------------------        --------
                           ---------------   -------------   ------------------        --------

HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1995

                               CALVERT
                             RESPONSIBLY
                              INVESTED                          SMITH BARNEY
                              BALANCED       INTERNATIONAL     CASH PORTFOLIO        SMITH BARNEY
                              PORTFOLIO      ADVISERS FUND        CLASS A          APPRECIATION FUND
                             SUB-ACCOUNT     SUB-ACCOUNT*       SUB-ACCOUNT           SUB-ACCOUNT
                           ---------------   -------------   ------------------   -------------------
OPERATIONS:
  Net investment income
   (loss)................    $     87,446    $    164,074       $    26,340            $  1,041
  Capital gains income...          50,438         --               --                    11,468
  Net realized gain
   (loss) on security
   transactions..........           1,044           6,279          --                       148
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         184,034         177,844          --                    20,104
                           ---------------   -------------   ------------------        --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         322,962         348,197            26,340              32,761
                           ---------------   -------------   ------------------        --------
UNIT TRANSACTIONS:
  Purchases..............         394,157       2,632,312          --                        50
  Net transfers..........          19,199       4,663,681           (10,709)           --
  Surrenders.............         (28,010)        (46,652)          (92,200)             (1,598)
  Net annuity
   transactions..........          30,857         --               --                  --
                           ---------------   -------------   ------------------        --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         416,203       7,249,341          (102,909)             (1,548)
                           ---------------   -------------   ------------------        --------
  Total increase
   (decrease) in net
   assets................         739,165       7,597,538           (76,569)             31,213
NET ASSETS:
  Beginning of period....       1,024,338         --                645,916             117,221
                           ---------------   -------------   ------------------        --------
  End of period..........    $  1,763,503    $  7,597,538       $   569,347            $148,434
                           ---------------   -------------   ------------------        --------
                           ---------------   -------------   ------------------        --------

  * From inception, March 31, 1995, to December 31, 1995.
 ** From inception, July 1, 1995, to December 31, 1995.
*** From inception, August 9, 1996, to December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                               SMITH BARNEY
                                                GOVERNMENT          TCI                        FIDELITY VIP      FIDELITY VIP II
                            SMITH BARNEY        PORTFOLIO        ADVANTAGE         TCI           OVERSEAS         ASSET MANAGER
                          APPRECIATION FUND      CLASS A            FUND       GROWTH FUND      PORTFOLIO           PORTFOLIO
                             SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT
                          -----------------   --------------   --------------  -----------  ------------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................     $ 15,035           $ 1,646          $  5,374     $   86,878       $   (4,777)         $   14,241
  Capital gains income...      --                 --               --              --                4,080            --
  Net realized gain
   (loss) on security
   transactions..........          174            --                  (110)           527              985                 (71)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       11,776            --                 4,528       (155,560)          77,918             126,112
                              --------           -------       --------------  -----------  ------------------  ------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       26,985             1,646             9,792        (68,155)          78,206             140,282
                              --------           -------       --------------  -----------  ------------------  ------------------
UNIT TRANSACTIONS:
  Purchases..............      --                 --                52,991        278,606          196,292             268,755
  Net transfers..........      --                 --                63,519        248,714          626,400           1,181,511
  Surrenders.............       (2,558)           (4,273)             (218)       (13,223)         (27,202)            (95,811)
  Net annuity
   transactions..........      --                 --                  (410)          (374)        --                  --
                              --------           -------       --------------  -----------  ------------------  ------------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       (2,558)           (4,273)          115,882        513,723          795,490           1,354,455
                              --------           -------       --------------  -----------  ------------------  ------------------
  Total increase
   (decrease) in net
   assets................       24,427            (2,627)          125,674        445,568          873,696           1,494,737
NET ASSETS:
  Beginning of period....      148,434            42,469            46,921        693,422          186,893             339,278
                              --------           -------       --------------  -----------  ------------------  ------------------
  End of period..........     $172,861           $39,842          $172,595     $1,138,990       $1,060,589          $1,834,015
                              --------           -------       --------------  -----------  ------------------  ------------------
                              --------           -------       --------------  -----------  ------------------  ------------------

                            SMITH BARNEY                                        FIDELITY
                             GOVERNMENT                                            VIP       FIDELITY VIP II     FIDELITY VIP II
                              PORTFOLIO            TCI              TCI         OVERSEAS      ASSET MANAGER         CONTRAFUND
                               CLASS A        ADVANTAGE FUND    GROWTH FUND     PORTFOLIO       PORTFOLIO           PORTFOLIO
                             SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT**   SUB-ACCOUNT**   SUB-ACCOUNT**      SUB-ACCOUNT**
                          -----------------   --------------   --------------  -----------  ------------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................     $  1,938           $   549          $ (2,133)    $     (491)      $   (1,491)         $   19,233
  Capital gains income...      --                 --               --              --             --                  --
  Net realized gain
   (loss) on security
   transactions..........      --                    (90)              938           (240)             456                (577)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --                  1,195             6,645          3,459           18,860              17,225
                              --------           -------       --------------  -----------  ------------------  ------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        1,938             1,654             5,450          2,728           17,825              35,881
                              --------           -------       --------------  -----------  ------------------  ------------------
UNIT TRANSACTIONS:
  Purchases..............      --                 15,135            30,024         21,829           32,160              89,641
  Net transfers..........      --                 40,646           669,352        172,761          300,031           1,871,915
  Surrenders.............       (7,562)          (19,236)          (20,127)       (10,425)         (10,738)            (11,744)
  Net annuity
   transactions..........      --                  8,722             8,723         --             --                  --
                              --------           -------       --------------  -----------  ------------------  ------------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       (7,562)           45,267           687,972        184,165          321,453           1,949,812
                              --------           -------       --------------  -----------  ------------------  ------------------
  Total increase
   (decrease) in net
   assets................       (5,624)           46,921           693,422        186,893          339,278           1,985,693
NET ASSETS:
  Beginning of period....       48,093            --               --              --             --                  --
                              --------           -------       --------------  -----------  ------------------  ------------------
  End of period..........     $ 42,469           $46,921          $693,422     $  186,893       $  339,278          $1,985,693
                              --------           -------       --------------  -----------  ------------------  ------------------
                              --------           -------       --------------  -----------  ------------------  ------------------

                                             FIDELITY
                           FIDELITY VIP II      VIP
                             CONTRAFUND       GROWTH
                              PORTFOLIO      PORTFOLIO
                             SUB-ACCOUNT    SUB-ACCOUNT
                           ---------------  -----------
OPERATIONS:
  Net investment income
   (loss)................    $  (35,654)    $   10,178
  Capital gains income...       --             115,329
  Net realized gain
   (loss) on security
   transactions..........          (377)        (6,795)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       910,896        420,263
                           ---------------  -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       874,865        538,975
                           ---------------  -----------
UNIT TRANSACTIONS:
  Purchases..............       928,554      1,249,738
  Net transfers..........     3,162,455      3,357,091
  Surrenders.............      (279,972)      (334,425)
  Net annuity
   transactions..........       --              --
                           ---------------  -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     3,811,037      4,272,404
                           ---------------  -----------
  Total increase
   (decrease) in net
   assets................     4,685,902      4,811,379
NET ASSETS:
  Beginning of period....     1,985,693      2,204,486
                           ---------------  -----------
  End of period..........    $6,671,595     $7,015,865
                           ---------------  -----------
                           ---------------  -----------

                            FIDELITY VIP
                               GROWTH
                              PORTFOLIO
                            SUB-ACCOUNT**
                           ---------------
OPERATIONS:
  Net investment income
   (loss)................    $   (6,603)
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........        (2,056)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       (34,445)
                           ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       (43,104)
                           ---------------
UNIT TRANSACTIONS:
  Purchases..............       120,267
  Net transfers..........     2,148,417
  Surrenders.............       (21,094)
  Net annuity
   transactions..........       --
                           ---------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     2,247,590
                           ---------------
  Total increase
   (decrease) in net
   assets................     2,204,486
NET ASSETS:
  Beginning of period....       --
                           ---------------
  End of period..........    $2,204,486
                           ---------------
                           ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Separate Account Two
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1996

 1.  ORGANIZATION:

    Separate Account Two (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividends and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Hartford, Smith Barney, TCI, Fidelity and Calvert Responsibily Invested Series mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1996.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of up to 1.25% of the Account's average daily net assets.

    b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets and liabilities of Hartford Life Insurance Company Separate Account Two (the Account) as of December 31, 1996, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hartford Life Insurance Company Separate Account Two as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

 Hartford, Connecticut
 February 14, 1997

--------------------------------------------------------------------------------
 Separate Account Variable Life One
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1996

                                                           MONEY
                            BOND FUND     STOCK FUND    MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   ------------   ------------   -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                          2,687,282
    Cost                          $ 2,631,020
    Market Value.........  $2,685,106        --             --             --
  Hartford Stock Fund,
   Inc.
    Shares                          3,505,678
    Cost                          $11,740,314
    Market Value.........      --        $14,523,007        --             --
  HVA Money Market Fund,
   Inc.
    Shares                         21,462,703
    Cost                          $21,462,703
    Market Value.........      --            --         $21,462,703        --
  Hartford Advisers Fund,
   Inc.
    Shares                          4,560,663
    Cost                          $ 8,504,445
    Market Value.........      --            --             --          $9,894,495
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                          5,157,901
    Cost                          $17,295,440
    Market Value.........      --            --             --             --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                          1,303,872
    Cost                          $ 1,346,063
    Market Value.........      --            --             --             --
  Hartford Index Fund,
   Inc.
    Shares                          2,546,926
    Cost                          $ 5,238,540
    Market Value.........      --            --             --             --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                          6,198,604
    Cost                          $ 7,856,691
    Market Value.........      --            --             --             --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                          2,089,543
    Cost                          $ 2,922,702
    Market Value.........      --            --             --             --
  Fidelity VIP Equity
   Income Fund
    Shares                            228,727
    Cost                          $ 4,438,947
    Market Value.........      --            --             --             --
  Fidelity VIP Overseas
   Fund
    Shares                             52,389
    Cost                          $  912,742
    Market Value.........      --            --             --             --
  Fidelity VIP II Asset
   Manager Fund
    Shares                             38,692
    Cost                          $  619,842
    Market Value.........      --            --             --             --
  Due from Hartford Life
   Insurance Company.....         126         13,544      1,547,822         76,303
  Receivable from fund
   shares sold...........      --            --             --             --
                           -----------   ------------   ------------   -------------
  Total Assets...........   2,685,232     14,536,551     23,010,525      9,970,798
                           -----------   ------------   ------------   -------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --            --             --             --
  Payable for fund shares
   purchased.............         122         13,659      1,547,471         76,799
                           -----------   ------------   ------------   -------------
  Total Liabilities......         122         13,659      1,547,471         76,799
                           -----------   ------------   ------------   -------------
  Net Assets (variable
   life contract
   liabilities)..........  $2,685,110    $14,522,892    $21,463,054     $9,893,999
                           -----------   ------------   ------------   -------------
                           -----------   ------------   ------------   -------------
Units Outstanding........   2,176,786      8,115,365     18,251,689      6,326,595
Accumulation Unit Value
  at end of year.........  $ 1.233518    $  1.789555    $  1.175949     $ 1.563874

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                          2,687,282
    Cost                          $ 2,631,020
    Market Value.........        --                 --               --              --                 --
  Hartford Stock Fund,
   Inc.
    Shares                          3,505,678
    Cost                          $11,740,314
    Market Value.........        --                 --               --              --                 --
  HVA Money Market Fund,
   Inc.
    Shares                         21,462,703
    Cost                          $21,462,703
    Market Value.........        --                 --               --              --                 --
  Hartford Advisers Fund,
   Inc.
    Shares                          4,560,663
    Cost                          $ 8,504,445
    Market Value.........        --                 --               --              --                 --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                          5,157,901
    Cost                          $17,295,440
    Market Value.........     $20,189,726           --               --              --                 --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                          1,303,872
    Cost                          $ 1,346,063
    Market Value.........        --              $1,376,588          --              --                 --
  Hartford Index Fund,
   Inc.
    Shares                          2,546,926
    Cost                          $ 5,238,540
    Market Value.........        --                 --           $6,066,192          --                 --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                          6,198,604
    Cost                          $ 7,856,691
    Market Value.........        --                 --               --            $8,720,692           --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                          2,089,543
    Cost                          $ 2,922,702
    Market Value.........        --                 --               --              --              $3,233,400
  Fidelity VIP Equity
   Income Fund
    Shares                            228,727
    Cost                          $ 4,438,947
    Market Value.........        --                 --               --              --                 --
  Fidelity VIP Overseas
   Fund
    Shares                             52,389
    Cost                          $  912,742
    Market Value.........        --                 --               --              --                 --
  Fidelity VIP II Asset
   Manager Fund
    Shares                             38,692
    Cost                          $  619,842
    Market Value.........        --                 --               --              --                 --
  Due from Hartford Life
   Insurance Company.....          56,080               138          11,236             3,856             6,837
  Receivable from fund
   shares sold...........        --                 --               --              --                 --
                           -----------------   ---------------   -----------   ------------------   ------------
  Total Assets...........      20,245,806         1,376,726       6,077,428         8,724,548         3,240,237
                           -----------------   ---------------   -----------   ------------------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        --                 --               --              --                 --
  Payable for fund shares
   purchased.............          56,023               137          11,392             3,909             6,885
                           -----------------   ---------------   -----------   ------------------   ------------
  Total Liabilities......          56,023               137          11,392             3,909             6,885
                           -----------------   ---------------   -----------   ------------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........     $20,189,783        $1,376,589      $6,066,036        $8,720,639        $3,233,352
                           -----------------   ---------------   -----------   ------------------   ------------
                           -----------------   ---------------   -----------   ------------------   ------------
Units Outstanding........      11,564,044         1,112,101       3,461,603         5,827,532         2,133,538
Accumulation Unit Value
  at end of year.........     $  1.745910        $ 1.237827      $ 1.752378        $ 1.496455        $ 1.515489

                              FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                             EQUITY INCOME        OVERSEAS        ASSET MANAGER
                               PORTFOLIO          PORTFOLIO         PORTFOLIO
                              SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                           ------------------   -------------   ------------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Hartford Stock Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  HVA Money Market Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Hartford Advisers Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Hartford Capital
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Hartford Mortgage
   Securities Fund, Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Hartford Index Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Hartford International
   Opportunities Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Hartford Dividend and
   Growth Fund, Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Fidelity VIP Equity
   Income Fund

    Shares

    Cost
    Market Value.........      $4,810,134           --               --
  Fidelity VIP Overseas
   Fund

    Shares

    Cost
    Market Value.........        --               $ 987,009          --
  Fidelity VIP II Asset
   Manager Fund

    Shares

    Cost
    Market Value.........        --                 --              $ 655,053
  Due from Hartford Life
   Insurance Company.....          65,465           --                 24,687
  Receivable from fund
   shares sold...........        --                   5,676          --
                           ------------------   -------------      ----------
  Total Assets...........       4,875,599           992,685           679,740
                           ------------------   -------------      ----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        --                   5,788          --
  Payable for fund shares
   purchased.............          64,505           --                 24,921
                           ------------------   -------------      ----------
  Total Liabilities......          64,505             5,788            24,921
                           ------------------   -------------      ----------
  Net Assets (variable
   life contract
   liabilities)..........      $4,811,094         $ 986,897         $ 654,819
                           ------------------   -------------      ----------
                           ------------------   -------------      ----------
Units Outstanding........       3,511,186           811,791           518,972
Accumulation Unit Value
  at end of year.........      $ 1.370219         $1.215706         $1.261761

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT VARIABLE LIFE ONE
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   -----------   -------------
INVESTMENT INCOME:
  Dividends..............   $130,339     $   166,505    $617,137      $  203,460
                           -----------   -----------   -----------   -------------
    Net investment income
     (loss)..............    130,339         166,505     617,137         203,460
                           -----------   -----------   -----------   -------------
CAPITAL GAINS INCOME.....     --             309,113      --             107,033
                           -----------   -----------   -----------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     (2,539)        (10,306)     --               1,174
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (35,847)      1,824,641      --             815,705
                           -----------   -----------   -----------   -------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........    (38,386)      1,814,335      --             816,879
                           -----------   -----------   -----------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $ 91,953     $ 2,289,953    $617,137      $1,127,372
                           -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------
INVESTMENT INCOME:
  Dividends..............     $   94,066           $61,146        $ 80,193          $120,669          $ 41,572
                           -----------------       -------       -----------        --------        ------------
    Net investment income
     (loss)..............         94,066            61,146          80,193           120,669            41,572
                           -----------------       -------       -----------        --------        ------------
CAPITAL GAINS INCOME.....        567,054           --               33,058           118,054             2,804
                           -----------------       -------       -----------        --------        ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        (15,665)               21           2,355            (1,547)              678
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      1,913,546               195         656,725           544,630           305,389
                           -----------------       -------       -----------        --------        ------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........      1,897,881               216         659,080           543,083           306,067
                           -----------------       -------       -----------        --------        ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $2,559,001           $61,362        $772,331          $781,806          $350,443
                           -----------------       -------       -----------        --------        ------------
                           -----------------       -------       -----------        --------        ------------

                              FIDELITY VIP      FIDELITY VIP    FIDELITY VIP II
                             EQUITY INCOME        OVERSEAS       ASSET MANAGER
                               PORTFOLIO          PORTFOLIO        PORTFOLIO
                              SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                           ------------------   -------------   ----------------
INVESTMENT INCOME:
  Dividends..............       $ 28,598           $ 2,647          $ 4,226
                                --------        -------------       -------
    Net investment income
     (loss)..............         28,598             2,647            4,226
                                --------        -------------       -------
CAPITAL GAINS INCOME.....         11,171             2,911          --
                                --------        -------------       -------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         (3,448)            1,350              884
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        333,297            71,916           32,712
                                --------        -------------       -------
    Net realized and
     unrealized gain
     (loss) on
     investments.........        329,849            73,266           33,596
                                --------        -------------       -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       $369,618           $78,824          $37,822
                                --------        -------------       -------
                                --------        -------------       -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Separate Account Variable Life One
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                            MONEY
                            BOND FUND     STOCK FUND     MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   ------------   -------------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $  130,339    $    166,505   $     617,137   $  203,460
  Capital gains income...      --             309,113        --            107,033
  Net realized gain
   (loss) on security
   transactions..........      (2,539)        (10,306)       --              1,174
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (35,847)      1,824,641        --            815,705
                           -----------   ------------   -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      91,953       2,289,953         617,137    1,127,372
                           -----------   ------------   -------------  -------------
UNIT TRANSACTIONS:
  Purchases..............     177,130       1,770,443      78,140,461    1,889,169
  Net transfers..........     932,335       4,457,656     (62,761,807)   2,840,668
  Surrenders.............     (69,207)       (362,933)       (814,963)    (264,048)
  Net loan withdrawals...     (22,111)       (179,201)     (2,187,733)     (50,031)
  Cost of insurance......     (76,606)       (391,509)     (1,139,390)    (289,178)
                           -----------   ------------   -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     941,541       5,294,456      11,236,568    4,126,580
                           -----------   ------------   -------------  -------------
  Total increase
   (decrease) in net
   assets................   1,033,494       7,584,409      11,853,705    5,253,952
NET ASSETS:
  Beginning of period....   1,651,616       6,938,483       9,609,349    4,640,047
                           -----------   ------------   -------------  -------------
  End of period..........  $2,685,110    $ 14,522,892   $  21,463,054   $9,893,999
                           -----------   ------------   -------------  -------------
                           -----------   ------------   -------------  -------------

HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                            MONEY
                            BOND FUND     STOCK FUND     MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   ------------   -------------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $   72,383    $     97,045   $     305,022   $  121,941
  Capital gains income...      --              85,946        --             30,081
  Net realized gain
   (loss) on security
   transactions..........       7,394           5,809        --              2,907
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      97,007       1,009,567        --            667,925
                           -----------   ------------   -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     176,784       1,198,367         305,022      822,854
                           -----------   ------------   -------------  -------------
UNIT TRANSACTIONS:
  Purchases..............      80,111         891,394      30,911,497      599,791
  Net transfers..........   1,202,083       3,494,521     (22,537,618)   1,102,448
  Surrenders.............     (16,941)       (130,094)       (212,380)    (101,194)
  Net loan withdrawals...     (73,159)        (82,429)     (5,589,429)     (26,807)
  Cost of insurance and
   other fees............     (33,808)       (192,045)       (484,560)    (126,639)
                           -----------   ------------   -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   1,158,286       3,981,347       2,087,510    1,447,599
                           -----------   ------------   -------------  -------------
  Total increase
   (decrease) in net
   assets................   1,335,070       5,179,714       2,392,532    2,270,453
NET ASSETS:
  Beginning of period....     316,546       1,758,769       7,216,817    2,369,594
                           -----------   ------------   -------------  -------------
  End of period..........  $1,651,616    $  6,938,483   $   9,609,349   $4,640,047
                           -----------   ------------   -------------  -------------
                           -----------   ------------   -------------  -------------

* From inception, May 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPTIAL          MORTGAGE                      INTERNATIONAL     DIVIDEND AND
                          APPRECIATION FUND  SECURITIES FUND   INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND
                             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                          -----------------  ---------------  ------------  ------------------  ------------
OPERATIONS:
  Net investment income
   (loss)................    $    94,066       $   61,146     $     80,193      $  120,669       $   41,572
  Capital gains income...        567,054          --                33,058         118,054            2,804
  Net realized gain
   (loss) on security
   transactions..........        (15,665)              21            2,355          (1,547)             678
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      1,913,546              195          656,725         544,630          305,389
                          -----------------  ---------------  ------------  ------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      2,559,001           61,362          772,331         781,806          350,443
                          -----------------  ---------------  ------------  ------------------  ------------
UNIT TRANSACTIONS:
  Purchases..............      3,679,346          125,959        2,296,903       1,694,971          278,275
  Net transfers..........      7,290,692          552,359        3,171,094       2,966,744        2,674,253
  Surrenders.............       (485,609)         (13,643)         (96,179)       (285,131)         (20,374)
  Net loan withdrawals...       (245,321)          (8,001)      (1,375,343)        (69,836)         (67,575)
  Cost of insurance......       (644,012)         (28,469)        (200,560)       (306,356)         (42,548)
                          -----------------  ---------------  ------------  ------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      9,595,096          628,205        3,795,915       4,000,392        2,822,031
                          -----------------  ---------------  ------------  ------------------  ------------
  Total increase
   (decrease) in net
   assets................     12,154,097          689,567        4,568,246       4,782,198        3,172,474
NET ASSETS:
  Beginning of period....      8,035,686          687,022        1,497,790       3,938,441           60,878
                          -----------------  ---------------  ------------  ------------------  ------------
  End of period..........    $20,189,783       $1,376,589     $  6,066,036      $8,720,639       $3,233,352
                          -----------------  ---------------  ------------  ------------------  ------------
                          -----------------  ---------------  ------------  ------------------  ------------

                               CAPITAL          MORTGAGE                      INTERNATIONAL     DIVIDEND AND
                          APPRECIATION FUND  SECURITIES FUND   INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND
                             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                          -----------------  ---------------  ------------  ------------------  ------------
OPERATIONS:
  Net investment income
   (loss)................    $    48,724       $   39,041     $     16,866      $   46,972       $      536
  Capital gains income...        159,934          --                   117          19,345          --
  Net realized gain
   (loss) on security
   transactions..........            (91)              66              232           1,947               67
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        998,680           47,911          170,588         351,014            5,309
                          -----------------  ---------------  ------------  ------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      1,207,247           87,018          187,803         419,278            5,912
                          -----------------  ---------------  ------------  ------------------  ------------
UNIT TRANSACTIONS:
  Purchases..............      1,865,000            9,664          258,782         968,432           30,236
  Net transfers..........      2,860,807          112,099          942,414         909,391           37,813
  Surrenders.............       (209,729)          (6,610)         (20,596)       (161,497)         (12,610)
  Net loan withdrawals...        (53,870)         --               (30,128)        (39,629)         --
  Cost of insurance and
   other fees............       (276,771)          (9,804)         (42,284)       (150,874)            (473)
                          -----------------  ---------------  ------------  ------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      4,185,437          105,349        1,108,188       1,525,823           54,966
                          -----------------  ---------------  ------------  ------------------  ------------
  Total increase
   (decrease) in net
   assets................      5,392,684          192,367        1,295,991       1,945,101           60,878
NET ASSETS:
  Beginning of period....      2,643,002          494,655          201,799       1,993,340          --
                          -----------------  ---------------  ------------  ------------------  ------------
  End of period..........    $ 8,035,686       $  687,022     $  1,497,790      $3,938,441       $   60,878
                          -----------------  ---------------  ------------  ------------------  ------------
                          -----------------  ---------------  ------------  ------------------  ------------

                              FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                           EQUITY INCOME FUND   OVERSEAS FUND   ASSET MANAGER FUND
                              SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                           ------------------   -------------   ------------------
OPERATIONS:
  Net investment income
   (loss)................      $   28,598         $  2,647           $  4,226
  Capital gains income...          11,171            2,911           --
  Net realized gain
   (loss) on security
   transactions..........          (3,448)           1,350                884
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         333,297           71,916             32,712
                           ------------------   -------------        --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         369,618           78,824             37,822
                           ------------------   -------------        --------
UNIT TRANSACTIONS:
  Purchases..............         889,845          203,728             94,706
  Net transfers..........       3,109,762          760,222            513,253
  Surrenders.............         (64,856)         (18,172)           (14,935)
  Net loan withdrawals...        (111,464)         (91,281)            (1,047)
  Cost of insurance......         (97,433)         (22,781)           (11,950)
                           ------------------   -------------        --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       3,725,854          831,716            580,027
                           ------------------   -------------        --------
  Total increase
   (decrease) in net
   assets................       4,095,472          910,540            617,849
NET ASSETS:
  Beginning of period....         715,622           76,357             36,970
                           ------------------   -------------        --------
  End of period..........      $4,811,094         $986,897           $654,819
                           ------------------   -------------        --------
                           ------------------   -------------        --------
                              FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                           EQUITY INCOME FUND   OVERSEAS FUND   ASSET MANAGER FUND
                              SUB-ACCOUNT*      SUB-ACCOUNT*       SUB-ACCOUNT*
                           ------------------   -------------   ------------------
OPERATIONS:
  Net investment income
   (loss)................      $    5,067         $ --               $--
  Capital gains income...        --                 --               --
  Net realized gain
   (loss) on security
   transactions..........              (7)             140                229
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................          37,890            2,351              2,499
                           ------------------   -------------        --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............          42,950            2,491              2,728
                           ------------------   -------------        --------
UNIT TRANSACTIONS:
  Purchases..............         206,082           18,683             12,310
  Net transfers..........         474,024           67,416             34,943
  Surrenders.............          (7,434)         (12,233)           (13,011)
  Net loan withdrawals...        --                 --               --
  Cost of insurance and
   other fees............        --                 --               --
                           ------------------   -------------        --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         672,672           73,866             34,242
                           ------------------   -------------        --------
  Total increase
   (decrease) in net
   assets................         715,622           76,357             36,970
NET ASSETS:
  Beginning of period....        --                 --               --
                           ------------------   -------------        --------
  End of period..........      $  715,622         $ 76,357           $ 36,970
                           ------------------   -------------        --------
                           ------------------   -------------        --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT VARIABLE LIFE ONE
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1996

 1.  ORGANIZATION:

    Separate Account Variable Life One (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of twenty two sub-accounts. These financial statements include twelve sub-accounts which invest solely in Hartford Mutual Funds and Fidelity Mutual Funds (the Funds). The other ten sub-accounts, which invest in Putnam Variable Trust Funds, are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in the Funds as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1996.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contractholders' accounts in accordance with the terms of the contracts.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VARIABLE LIFE ONE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets and liabilities of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account and Fidelity VIP II Asset Manager Portfolio Sub-Account (constituting Hartford Life Insurance Company Separate Account Variable Life
 One) (the Accounts) as of December 31, 1996, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended (except for Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account and Fidelity VIP II Asset Manager Portfolio Sub-Account which reflect the year ended December 31, 1996 and the period from inception, May 1, 1995, to December 31, 1995). These financial statements are the responsibility of the Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account and Fidelity VIP II Asset Manager portfolio Sub-Account (constituting Hartford Life Insurance Company Separate Account Variable Life One) as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended (except for Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account and Fidelity VIP II Asset Manager Portfolio Sub-Account which reflect the year ended December 31, 1996 and the period from inception, May 1, 1995, to December 31, 1995) in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP
 Hartford, Connecticut
 February 14, 1997

--------------------------------------------------------------------------------
 Separate Account Variable Life Two
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1996

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   -----------   -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                           210,016
    Cost                          $ 207,615
    Market Value.........  $  209,845        --            --            --
  Hartford Stock Fund,
   Inc.
    Shares                           418,860
    Cost                          $1,591,017
    Market Value.........      --        $1,735,215        --            --
  HVA Money Market Fund,
   Inc.
    Shares                         4,011,957
    Cost                          $4,011,957
    Market Value.........      --            --        $4,011,957        --
  Hartford Advisers Fund,
   Inc.
    Shares                           650,907
    Cost                          $1,318,380
    Market Value.........      --            --            --         $1,412,163
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                           592,785
    Cost                          $2,144,337
    Market Value.........      --            --            --            --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                            41,659
    Cost                          $  43,453
    Market Value.........      --            --            --            --
  Hartford Index Fund,
   Inc.
    Shares                           503,923
    Cost                          $1,088,477
    Market Value.........      --            --            --            --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                           915,353
    Cost                          $1,230,395
    Market Value.........      --            --            --            --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                           354,764
    Cost                          $ 510,504
    Market Value.........      --            --            --            --
  Fidelity VIP Equity
   Income Fund
    Shares                            74,513
    Cost                          $1,446,293
    Market Value.........      --            --            --            --
  Fidelity VIP Overseas
   Fund
    Shares                             8,870
    Cost                          $ 158,416
    Market Value.........      --            --            --            --
  Fidelity VIP II Asset
   Manager Fund
    Shares                            18,740
    Cost                          $ 296,387
    Market Value.........      --            --            --            --
  Due from Hartford Life
   Insurance Company.....           5           602       349,108             49
  Receivable from fund
   shares sold...........      --            --            --            --
                           -----------   -----------   -----------   -------------
  Total Assets...........     209,850     1,735,817     4,361,065      1,412,212
                           -----------   -----------   -----------   -------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --            --            --            --
  Payable for fund shares
   purchased.............      --               500       349,072        --
                           -----------   -----------   -----------   -------------
  Total Liabilities......      --               500       349,072        --
                           -----------   -----------   -----------   -------------
  Net Assets (variable
   annuity contract
   liabilities)..........  $  209,850    $1,735,317    $4,011,993     $1,412,212
                           -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........     170,124       969,692     3,411,705        903,022
  Unit Price.............  $ 1.233518    $ 1.789555    $ 1.175949     $ 1.563874

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                                   FIDELITY VIP
                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND      EQUITY
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND    INCOME FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                           210,016
    Cost                          $ 207,615
    Market Value.........       --                  --               --              --                 --             --
  Hartford Stock Fund,
   Inc.
    Shares                           418,860
    Cost                          $1,591,017
    Market Value.........       --                  --               --              --                 --             --
  HVA Money Market Fund,
   Inc.
    Shares                         4,011,957
    Cost                          $4,011,957
    Market Value.........       --                  --               --              --                 --             --
  Hartford Advisers Fund,
   Inc.
    Shares                           650,907
    Cost                          $1,318,380
    Market Value.........       --                  --               --              --                 --             --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                           592,785
    Cost                          $2,144,337
    Market Value.........     $2,320,358            --               --              --                 --             --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                            41,659
    Cost                          $  43,453
    Market Value.........       --               $   43,983          --              --                 --             --
  Hartford Index Fund,
   Inc.
    Shares                           503,923
    Cost                          $1,088,477
    Market Value.........       --                  --           $1,200,230          --                 --             --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                           915,353
    Cost                          $1,230,395
    Market Value.........       --                  --               --            $1,287,791           --             --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                           354,764
    Cost                          $ 510,504
    Market Value.........       --                  --               --              --              $  548,968        --
  Fidelity VIP Equity
   Income Fund
    Shares                            74,513
    Cost                          $1,446,293
    Market Value.........       --                  --               --              --                 --          $1,567,001
  Fidelity VIP Overseas
   Fund
    Shares                             8,870
    Cost                          $ 158,416
    Market Value.........       --                  --               --              --                 --             --
  Fidelity VIP II Asset
   Manager Fund
    Shares                            18,740
    Cost                          $ 296,387
    Market Value.........       --                  --               --              --                 --             --
  Due from Hartford Life
   Insurance Company.....            298            --                   16                 1               540          1,039
  Receivable from fund
   shares sold...........       --                  --               --              --                 --             --
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  Total Assets...........      2,320,656             43,983       1,200,246         1,287,792           549,508      1,568,040
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --                        1          --              --                 --             --
  Payable for fund shares
   purchased.............       --                  --               --              --                     500          2,295
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  Total Liabilities......       --                        1          --              --                     500          2,295
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  Net Assets (variable
   annuity contract
   liabilities)..........     $2,320,656         $   43,982      $1,200,246        $1,287,792        $  549,008     $1,565,745
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........      1,329,195             35,531         684,924           860,563           362,266      1,142,697
  Unit Price.............     $ 1.745910         $ 1.237827      $ 1.752378        $ 1.496455        $ 1.515489     $ 1.370219

                                          FIDELITY VIP
                           FIDELITY VIP        II
                             OVERSEAS        ASSET
                               FUND       MANAGER FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Stock Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --             --
  HVA Money Market Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Advisers Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Capital
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Mortgage
   Securities Fund, Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Index Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford International
   Opportunities Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Dividend and
   Growth Fund, Inc.

    Shares

    Cost
    Market Value.........      --             --
  Fidelity VIP Equity
   Income Fund

    Shares

    Cost
    Market Value.........      --             --
  Fidelity VIP Overseas
   Fund

    Shares

    Cost
    Market Value.........   $  167,116        --
  Fidelity VIP II Asset
   Manager Fund

    Shares

    Cost
    Market Value.........      --          $  317,271
  Due from Hartford Life
   Insurance Company.....        4,898        --
  Receivable from fund
   shares sold...........      --                  17
                           ------------   ------------
  Total Assets...........      172,014        317,288
                           ------------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --               4,447
  Payable for fund shares
   purchased.............        4,954        --
                           ------------   ------------
  Total Liabilities......        4,954          4,447
                           ------------   ------------
  Net Assets (variable
   annuity contract
   liabilities)..........   $  167,060     $  312,841
                           ------------   ------------
                           ------------   ------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........      137,419        247,940
  Unit Price.............   $ 1.215706     $ 1.261761

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT VARIABLE LIFE TWO
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   -----------   -------------
INVESTMENT INCOME:
  Dividends..............     $4,617       $  9,981      $ 56,534      $ 16,365
                           -----------   -----------   -----------   -------------
    Net investment income
     (loss)..............      4,617          9,981        56,534        16,365
                           -----------   -----------   -----------   -------------
  Capital gains income...     --             --            --            --
                           -----------   -----------   -----------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          9            (88)       --               975
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      2,231        144,184        --            93,783
                           -----------   -----------   -----------   -------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........      2,240        144,096        --            94,758
                           -----------   -----------   -----------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $6,857       $154,077      $ 56,534      $111,123
                           -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                                    FIDELITY
                                                                                                                      VIP
                                                                                                                     EQUITY
                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND     INCOME
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND    PORTFOLIO
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------   ----------
INVESTMENT INCOME:
  Dividends..............      $  5,970           $  1,084         $ 9,179          $  9,122           $4,704       $ --
                               --------             ------       -----------         -------        ------------   ----------
    Net investment income
     (loss)..............         5,970              1,084           9,179             9,122            4,704         --
                               --------             ------       -----------         -------        ------------   ----------
  Capital gains income...       --                 --               --              --                 --             --
                               --------             ------       -----------         -------        ------------   ----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........           512            --                2,901               296              938             77
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       176,020                530         111,747            57,397           38,465        120,671
                               --------             ------       -----------         -------        ------------   ----------
    Net realized and
     unrealized gain
     (loss) on
     investments.........       176,532                530         114,648            57,693           39,403        120,748
                               --------             ------       -----------         -------        ------------   ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $182,502           $  1,614         $123,827         $ 66,815           $44,107      $120,748
                               --------             ------       -----------         -------        ------------   ----------
                               --------             ------       -----------         -------        ------------   ----------


                           FIDELITY
                             VIP       FIDELITY VIP II
                           OVERSEAS     ASSET MANAGER
                           PORTFOLIO      PORTFOLIO
                           SUB-ACCOUNT    SUB-ACCOUNT
                           --------   ------------------
INVESTMENT INCOME:
  Dividends..............   $--            $--
                           --------        -------
    Net investment income
     (loss)..............    --            --
                           --------        -------
  Capital gains income...    --            --
                           --------        -------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        7            (450)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    8,702          20,884
                           --------        -------
    Net realized and
     unrealized gain
     (loss) on
     investments.........    8,709          20,434
                           --------        -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $8,709         $20,434
                           --------        -------
                           --------        -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Separate Account Variable Life Two
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                             MONEY
                            BOND FUND    STOCK FUND       MARKET FUND     ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           -----------   -----------   -----------------  -------------
OPERATIONS:
  Net investment income
   (loss)................   $  4,617     $    9,981       $   56,534       $   16,365
  Net realized gain
   (loss) on security
   transactions..........          9            (88)        --                    975
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      2,231        144,184         --                 93,783
                           -----------   -----------   -----------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      6,857        154,077           56,534          111,123
                           -----------   -----------   -----------------  -------------
UNIT TRANSACTIONS:
  Purchases..............     24,540        128,400       21,595,898          163,384
  Net transfers..........    184,962      1,479,101      (17,911,483)       1,195,723
  Surrenders.............     (2,166)        (4,782)        (350,401)         (21,798)
  Loan withdrawals.......     --            (22,053)         (23,407)         (21,530)
  Cost of insurance......     (4,343)       (21,092)        (286,663)         (14,690)
                           -----------   -----------   -----------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    202,993      1,559,574        3,023,944        1,301,089
                           -----------   -----------   -----------------  -------------
  Total increase
   (decrease) in net
   assets................    209,850      1,713,651        3,080,478        1,412,212
NET ASSETS:
  Beginning of period....     --             21,666          931,515          --
                           -----------   -----------   -----------------  -------------
  End of period..........   $209,850     $1,735,317       $4,011,993       $1,412,212
                           -----------   -----------   -----------------  -------------
                           -----------   -----------   -----------------  -------------

HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION, AUGUST 14, 1995, TO DECEMBER 31, 1995

                                            MONEY           CAPTIAL
                           STOCK FUND    MARKET FUND   APPRECIATION FUND   INDEX FUND
                           SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           -----------   -----------   -----------------  -------------
OPERATIONS:
  Net investment income
   (loss)................   $      7     $    7,711       $ --             $        7
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         14         --             --                      6
                           -----------   -----------   -----------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         21          7,711         --                     13
                           -----------   -----------   -----------------  -------------
UNIT TRANSACTIONS:
  Purchases..............     --          1,795,344         --                --
  Net transfers..........     21,645       (824,475)         122,583           47,913
  Surrenders.............     --            (47,065)        --                --
  Cost of insurance and
   other fees............     --             --             --                --
                           -----------   -----------   -----------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     21,645        923,804          122,583           47,913
                           -----------   -----------   -----------------  -------------
  Total increase
   (decrease) in net
   assets................     21,666        931,515          122,583           47,926
NET ASSETS:
  Beginning of period....     --             --             --                --
                           -----------   -----------   -----------------  -------------
  End of period..........   $ 21,666     $  931,515       $  122,583       $   47,926
                           -----------   -----------   -----------------  -------------
                           -----------   -----------   -----------------  -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPTIAL             MORTGAGE                       INTERNATIONAL     DIVIDEND AND
                           APPRECIATION FUND    SECURITIES FUND    INDEX FUND   OPPORTUNITIES FUND   GROWTH FUND
                              SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                          -------------------  ------------------  -----------  -------------------  ------------
OPERATIONS:
  Net investment income
   (loss)................     $    5,970            $ 1,084        $    9,179       $    9,122         $  4,704
  Net realized gain
   (loss) on security
   transactions..........            512            --                  2,901              296              938
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        176,020                530           111,747           57,397           38,465
                          -------------------       -------        -----------  -------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        182,502              1,614           123,827           66,815           44,107
                          -------------------       -------        -----------  -------------------  ------------
UNIT TRANSACTIONS:
  Purchases..............        341,337              6,471            50,114           95,211           13,008
  Net transfers..........      1,756,480             37,915         1,092,579        1,031,056          560,046
  Surrenders.............        (21,886)            (1,050)          (92,837)          (3,592)         (47,416)
  Loan withdrawals.......        (21,502)           --                 --               (8,130)         (12,999)
  Cost of insurance......        (38,858)              (968)          (21,363)         (33,663)          (7,738)
                          -------------------       -------        -----------  -------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      2,015,571             42,368         1,028,493        1,080,882          504,901
                          -------------------       -------        -----------  -------------------  ------------
  Total increase
   (decrease) in net
   assets................      2,198,073             43,982         1,152,320        1,147,697          549,008
NET ASSETS:
  Beginning of period....        122,583            --                 47,926          140,095           --
                          -------------------       -------        -----------  -------------------  ------------
  End of period..........     $2,320,656            $43,982        $1,200,246       $1,287,792         $549,008
                          -------------------       -------        -----------  -------------------  ------------
                          -------------------       -------        -----------  -------------------  ------------

                             INTERNATIONAL        FIDELITY VIP
                          OPPORTUNITIES FUND   EQUITY INCOME FUND
                              SUB-ACCOUNT         SUB-ACCOUNT
                          -------------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................     $ --                  $--
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --                       37
                          -------------------       -------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       --                       37
                          -------------------       -------
UNIT TRANSACTIONS:
  Purchases..............       --                  --
  Net transfers..........        140,095              4,133
  Surrenders.............       --                  --
  Cost of insurance and
   other fees............       --                  --
                          -------------------       -------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        140,095              4,133
                          -------------------       -------
  Total increase
   (decrease) in net
   assets................        140,095              4,170
NET ASSETS:
  Beginning of period....       --                  --
                          -------------------       -------
  End of period..........     $  140,095            $ 4,170
                          -------------------       -------
                          -------------------       -------

                              FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                           EQUITY INCOME FUND   OVERSEAS FUND   ASSET MANAGER FUND
                              SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                           ------------------   -------------   ------------------
OPERATIONS:
  Net investment income
   (loss)................      $ --               $ --               $--
  Net realized gain
   (loss) on security
   transactions..........              77                7               (450)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         120,671            8,702             20,884
                           ------------------   -------------        --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         120,748            8,709             20,434
                           ------------------   -------------        --------
UNIT TRANSACTIONS:
  Purchases..............         116,685           12,350              1,532
  Net transfers..........       1,369,018          146,928            299,311
  Surrenders.............         (27,120)             361             (5,819)
  Loan withdrawals.......              (4)          --               --
  Cost of insurance......         (17,752)          (1,288)            (2,617)
                           ------------------   -------------        --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       1,440,827          158,351            292,407
                           ------------------   -------------        --------
  Total increase
   (decrease) in net
   assets................       1,561,575          167,060            312,841
NET ASSETS:
  Beginning of period....           4,170           --               --
                           ------------------   -------------        --------
  End of period..........      $1,565,745         $167,060           $312,841
                           ------------------   -------------        --------
                           ------------------   -------------        --------
OPERATIONS:
  Net investment income
   (loss)................
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................
  Net increase (decrease)
   in net assets
   resulting from
   operations............
UNIT TRANSACTIONS:
  Purchases..............
  Net transfers..........
  Surrenders.............
  Cost of insurance and
   other fees............
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........
  Total increase
   (decrease) in net
   assets................
NET ASSETS:
  Beginning of period....
  End of period..........

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT VARIABLE LIFE TWO
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1996

 1.  ORGANIZATION:

    Separate Account Variable Life Two (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of twenty-two sub-accounts. These financial statements include twelve sub-accounts which invest solely in Hartford Mutual Funds and Fidelity Mutual Funds (the Funds). The other ten sub-accounts, which invest in Putnam Variable Trust Funds, are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in the Funds as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividends and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Hartford, and Fidelity mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1996.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contractholders' accounts in accordance with the terms of the contracts.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VARIABLE LIFE TWO AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets and liabilities of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account and Fidelity VIP II Asset Manager Portfolio Sub-Account (constituting Hartford Life Insurance Company Separate Account Variable Life
 Two) (the Accounts) as of December 31, 1996, and the related statement of operations for the year then ended and statements of changes in net assets for the year ended December 31, 1996 and the period from inception, August 14, 1995, to December 31, 1995. These financial statements are the responsibility of the Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account and Fidelity VIP II Asset Manager Portfolio Sub-Account (constituting Hartford Life Insurance Company Separate Account Variable Life Two) as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for the year ended December 31, 1996 and the period from inception, August 14, 1995, to December 31, 1995, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP
 Hartford, Connecticut
 February 14, 1997

--------------------------------------------------------------------------------
 Separate Account Five
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1996

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------  -------------  -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                          3,204,154
    Cost                          $ 3,201,875
    Market Value.........  $3,201,557        --            --             --
  Hartford Stock Fund,
   Inc.
    Shares                          4,046,255
    Cost                          $14,445,997
    Market Value.........      --        $16,762,464       --             --
  HVA Money Market Fund,
   Inc.
    Shares                         18,194,558
    Cost                          $18,194,558
    Market Value.........      --            --        $18,194,558        --
  Hartford Advisers Fund,
   Inc.
    Shares                         15,863,012
    Cost                          $31,226,954
    Market Value.........      --            --            --         $34,415,277
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                          7,552,475
    Cost                          $26,324,937
    Market Value.........      --            --            --             --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                          1,379,266
    Cost                          $ 1,451,666
    Market Value.........      --            --            --             --
  Hartford Index Fund,
   Inc.
    Shares                          3,815,813
    Cost                          $ 7,914,027
    Market Value.........      --            --            --             --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                          5,868,103
    Cost                          $ 7,704,778
    Market Value.........      --            --            --             --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                          7,537,339
    Cost                          $10,244,388
    Market Value.........      --            --            --             --
  Hartford International
   Advisers Fund, Inc.
    Shares                          1,221,409
    Cost                          $ 1,394,539
    Market Value.........      --            --            --             --
  Hartford Small Company
   Fund, Inc.
    Shares                               920
    Cost                          $    1,000
    Market Value.........      --            --            --             --
  Due from Hartford Life
   Insurance Company.....      --            --            479,254         15,617
  Receivable from fund
   shares sold...........      --            --            --             --
                           -----------   -----------  -------------  -------------
  Total Assets...........   3,201,557    16,762,464     18,673,812     34,430,894
                           -----------   -----------  -------------  -------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....           1             2        --             --
  Payable for fund shares
   purchased.............      --            --            478,486         14,540
                           -----------   -----------  -------------  -------------
  Total Liabilities......           1             2        478,486         14,540
                           -----------   -----------  -------------  -------------
  Net Assets (variable
   life contract
   liabilities)..........  $3,201,556    $16,762,462   $18,195,326    $34,416,354
                           -----------   -----------  -------------  -------------
                           -----------   -----------  -------------  -------------

  Units Outstanding......   2,612,019    10,156,716     16,382,399     23,148,107
  Accumulation Unit Value
   at end of period......  $ 1.225702    $ 1.650382    $  1.110663    $  1.486795

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPITAL          MORTGAGE                     INTERNATIONAL     DIVIDEND AND  INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND   ADVISERS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                          -----------------  ---------------  -----------  ------------------  ------------  -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                          3,204,154
    Cost                          $ 3,201,875
    Market Value.........       --                --              --             --                --            --
  Hartford Stock Fund,
   Inc.
    Shares                          4,046,255
    Cost                          $14,445,997
    Market Value.........       --                --              --             --                --            --
  HVA Money Market Fund,
   Inc.
    Shares                         18,194,558
    Cost                          $18,194,558
    Market Value.........       --                --              --             --                --            --
  Hartford Advisers Fund,
   Inc.
    Shares                         15,863,012
    Cost                          $31,226,954
    Market Value.........       --                --              --             --                --            --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                          7,552,475
    Cost                          $26,324,937
    Market Value.........    $29,562,879          --              --             --                --            --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                          1,379,266
    Cost                          $ 1,451,666
    Market Value.........       --             $1,456,188         --             --                --            --
  Hartford Index Fund,
   Inc.
    Shares                          3,815,813
    Cost                          $ 7,914,027
    Market Value.........       --                --          $9,088,388         --                --            --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                          5,868,103
    Cost                          $ 7,704,778
    Market Value.........       --                --              --           $8,255,715          --            --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                          7,537,339
    Cost                          $10,244,388
    Market Value.........       --                --              --             --            $11,663,429       --
  Hartford International
   Advisers Fund, Inc.
    Shares                          1,221,409
    Cost                          $ 1,394,539
    Market Value.........       --                --              --             --                --         $1,424,872
  Hartford Small Company
   Fund, Inc.
    Shares                               920
    Cost                          $    1,000
    Market Value.........       --                --              --             --                --            --
  Due from Hartford Life
   Insurance Company.....         31,237          --              --                    2           15,985       --
  Receivable from fund
   shares sold...........       --                --                   8         --                --            --
                          -----------------  ---------------  -----------  ------------------  ------------  -------------
  Total Assets...........     29,594,116        1,456,188      9,088,396        8,255,717       11,679,414     1,424,872
                          -----------------  ---------------  -----------  ------------------  ------------  -------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --                --                  10         --                --            --
  Payable for fund shares
   purchased.............         29,080          --              --             --                 14,678       --
                          -----------------  ---------------  -----------  ------------------  ------------  -------------
  Total Liabilities......         29,080          --                  10         --                 14,678       --
                          -----------------  ---------------  -----------  ------------------  ------------  -------------
  Net Assets (variable
   life contract
   liabilities)..........    $29,565,036       $1,456,188     $9,088,386       $8,255,717      $11,664,736    $1,424,872
                          -----------------  ---------------  -----------  ------------------  ------------  -------------
                          -----------------  ---------------  -----------  ------------------  ------------  -------------

  Units Outstanding......     18,871,644        1,192,377      5,473,068        6,298,911        6,997,635     1,100,267
  Accumulation Unit Value
   at end of period......    $  1.566638       $ 1.221248     $ 1.660565       $ 1.310658      $  1.666954    $ 1.295024

                              SMALL
                           COMPANY FUND
                           SUB-ACCOUNT
                           ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford Stock Fund,
   Inc.

    Shares

    Cost
    Market Value.........     --
  HVA Money Market Fund,
   Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford Advisers Fund,
   Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford Capital
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford Mortgage
   Securities Fund, Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford Index Fund,
   Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford International
   Opportunities Fund,
   Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford Dividend and
   Growth Fund, Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford International
   Advisers Fund, Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford Small Company
   Fund, Inc.

    Shares

    Cost
    Market Value.........      $983
  Due from Hartford Life
   Insurance Company.....     --
  Receivable from fund
   shares sold...........     --
                              -----
  Total Assets...........       983
                              -----
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....     --
  Payable for fund shares
   purchased.............     --
                              -----
  Total Liabilities......     --
                              -----
  Net Assets (variable
   life contract
   liabilities)..........      $983
                              -----
                              -----
  Units Outstanding......     --
  Accumulation Unit Value
   at end of period......     -$-

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT FIVE
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND  ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------   -----------  -------------
INVESTMENT INCOME:
  Dividends..............   $154,157     $   173,109    $711,690     $  654,458
                           -----------   -----------   -----------  -------------
    Net investment income
     (loss)..............    154,157         173,109     711,690        654,458
                           -----------   -----------   -----------  -------------
CAPITAL GAINS INCOME.....     --             247,892      --            263,891
                           -----------   -----------   -----------  -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       (352)            (96)     --             (3,790)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (26,709)      2,003,388      --          2,721,905
                           -----------   -----------   -----------  -------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........    (27,061)      2,003,292      --          2,718,115
                           -----------   -----------   -----------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   $127,096     $ 2,424,293    $711,690     $3,636,464
                           -----------   -----------   -----------  -------------
                           -----------   -----------   -----------  -------------

* From inception, August 9, 1996, to December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPITAL          MORTGAGE                     INTERNATIONAL     DIVIDEND AND  INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND   ADVISERS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                          -----------------  ---------------  -----------  ------------------  ------------  -------------
INVESTMENT INCOME:
  Dividends..............    $  141,479          $74,538      $   121,461       $104,616        $  166,958      $39,973
                          -----------------      -------      -----------       --------       ------------  -------------
    Net investment income
     (loss)..............       141,479           74,538          121,461        104,616           166,958       39,973
                          -----------------      -------      -----------       --------       ------------  -------------
CAPITAL GAINS INCOME.....       852,649          --                55,597         71,613            66,764       28,703
                          -----------------      -------      -----------       --------       ------------  -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         3,905             (264)           3,624           (826)              582       (2,872)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     2,844,514           (3,548)       1,040,510        450,264         1,210,967       25,925
                          -----------------      -------      -----------       --------       ------------  -------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........     2,848,419           (3,812)       1,044,134        449,438         1,211,549       23,053
                          -----------------      -------      -----------       --------       ------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $3,842,547          $70,726      $ 1,221,192       $625,667        $1,445,271      $91,729
                          -----------------      -------      -----------       --------       ------------  -------------
                          -----------------      -------      -----------       --------       ------------  -------------

                              SMALL
                           COMPANY FUND
                           SUB-ACCOUNT*
                           ------------
INVESTMENT INCOME:
  Dividends..............      $ --
                                ---
    Net investment income
     (loss)..............     --
                                ---
CAPITAL GAINS INCOME.....     --
                                ---
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       (17)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     --
                                ---
    Net realized and
     unrealized gain
     (loss) on
     investments.........       (17)
                                ---
  Net increase (decrease)
   in net assets
   resulting from
   operations............      $(17)
                                ---
                                ---

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Separate Account Five
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                        MONEY
                           BOND FUND    STOCK FUND   MARKET FUND     ADVISERS FUND
                          SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
                          -----------  ------------  ------------  -----------------
OPERATIONS:
  Net investment income
   (loss)................ $  154,157   $   173,109   $   711,690      $   654,458
  Capital gains income...     --           247,892       --               263,891
  Net realized gain
   (loss) on security
   transactions..........       (352)          (96)      --                (3,790)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (26,709)    2,003,388       --             2,721,905
                          -----------  ------------  ------------  -----------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    127,096     2,424,293       711,690        3,636,464
                          -----------  ------------  ------------  -----------------
UNIT TRANSACTIONS:
  Purchases..............     --           --         82,517,329         --
  Net transfers..........  2,030,523    10,080,041   (71,001,713)      21,840,419
  Surrenders.............    (39,577)     (209,688)     (280,151)        (444,541)
  Net loan withdrawals...     12,868       (96,267)   (5,090,962)        (483,514)
  Cost of insurance and
   other fees............    (15,332)      (75,894)     (144,970)        (155,225)
                          -----------  ------------  ------------  -----------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........  1,988,482     9,698,192     5,999,533       20,757,139
                          -----------  ------------  ------------  -----------------
  Total increase in net
   assets................  2,115,578    12,122,485     6,711,223       24,393,603
NET ASSETS:
  Beginning of period....  1,085,978     4,639,977    11,484,103       10,022,751
                          -----------  ------------  ------------  -----------------
  End of period.......... $3,201,556   $16,762,462   $18,195,326      $34,416,354
                          -----------  ------------  ------------  -----------------
                          -----------  ------------  ------------  -----------------

HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FROM INCEPTION, JANUARY 10, 1995, TO DECEMBER 31, 1995

                                                        MONEY
                           BOND FUND    STOCK FUND   MARKET FUND     ADVISERS FUND
                          SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
                          -----------  ------------  ------------  -----------------
OPERATIONS:
  Net investment income
   (loss)................ $   20,875   $    32,551   $   194,388      $    99,305
  Capital gains income...     --               403       --                   120
  Net realized gain
   (loss) on security
   transactions..........      1,207             9       --                  (866)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     26,392       313,078       --               466,421
                          -----------  ------------  ------------  -----------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     48,474       346,041       194,388          564,980
                          -----------  ------------  ------------  -----------------
UNIT TRANSACTIONS:
  Purchases..............     --           --         46,855,863         --
  Net transfers..........  1,057,360     4,397,905   (32,905,541)       9,588,547
  Surrenders.............    (17,899)      (36,191)     (186,484)         (46,331)
  Net loan withdrawal....       (127)      (58,548)   (2,423,958)         (67,424)
  Cost of insurance and
   other fees............     (1,830)       (9,230)      (50,165)         (17,021)
                          -----------  ------------  ------------  -----------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........  1,037,504     4,293,936    11,289,715        9,457,771
                          -----------  ------------  ------------  -----------------
  Total increase in net
   assets................  1,085,978     4,639,977    11,484,103       10,022,751
NET ASSETS:
  Beginning of period....     --           --            --              --
                          -----------  ------------  ------------  -----------------
  End of period.......... $1,085,978   $ 4,639,977   $11,484,103      $10,022,751
                          -----------  ------------  ------------  -----------------
                          -----------  ------------  ------------  -----------------

 * From inception, August 9, 1996, to December 31, 1996.
** From inception, March 1,1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL          MORTGAGE                     INTERNATIONAL     DIVIDEND AND  INTERNATIONAL
                           APPRECIATION FUND  SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND   ADVISERS FUND
                              SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           -----------------  ---------------  -----------  ------------------  ------------  -------------
OPERATIONS:
  Net investment income
   (loss)................     $   141,479       $   74,538     $  121,461       $  104,616      $   166,958    $   39,973
  Capital gains income...         852,649          --              55,597           71,613           66,764        28,703
  Net realized gain
   (loss) on security
   transactions..........           3,905             (264)         3,624             (826)             582        (2,872)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       2,844,514           (3,548)     1,040,510          450,264        1,210,967        25,925
                           -----------------  ---------------  -----------  ------------------  ------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       3,842,547           70,726      1,221,192          625,667        1,445,271        91,729
                           -----------------  ---------------  -----------  ------------------  ------------  -------------
UNIT TRANSACTIONS:
  Purchases..............        --                --              --             --                --            --
  Net transfers..........      15,368,388          847,165      6,030,465        5,773,754        7,935,692     1,218,628
  Surrenders.............        (398,849)         (36,769)      (173,115)         (98,814)        (137,508)      (13,045)
  Net loan withdrawals...        (232,211)          (1,547)      (142,073)         (48,108)         (65,640)           (4)
  Cost of insurance and
   other fees............        (142,060)          (7,811)       (38,685)         (34,733)         (46,158)       (5,555)
                           -----------------  ---------------  -----------  ------------------  ------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      14,595,268          801,038      5,676,592        5,592,099        7,686,386     1,200,024
                           -----------------  ---------------  -----------  ------------------  ------------  -------------
  Total increase in net
   assets................      18,437,815          871,764      6,897,784        6,217,766        9,131,657     1,291,753
NET ASSETS:
  Beginning of period....      11,127,221          584,424      2,190,602        2,037,951        2,533,079       133,119
                           -----------------  ---------------  -----------  ------------------  ------------  -------------
  End of period..........     $29,565,036       $1,456,188     $9,088,386       $8,255,717      $11,664,736    $1,424,872
                           -----------------  ---------------  -----------  ------------------  ------------  -------------
                           -----------------  ---------------  -----------  ------------------  ------------  -------------

                                CAPITAL          MORTGAGE                     INTERNATIONAL     DIVIDEND AND  INTERNATIONAL
                           APPRECIATION FUND  SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND   ADVISERS FUND
                              SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT**
                           -----------------  ---------------  -----------  ------------------  ------------  -------------
OPERATIONS:
  Net investment income
   (loss)................     $    30,005       $   12,566     $   15,754       $    8,088      $    20,358    $    3,677
  Capital gains income...             541          --                   4               92          --            --
  Net realized gain
   (loss) on security
   transactions..........             997              843            333             (114)            (289)          196
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         393,427            8,070        133,851          100,674          208,074         4,408
                           -----------------  ---------------  -----------  ------------------  ------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         424,970           21,479        149,942          108,740          228,143         8,281
                           -----------------  ---------------  -----------  ------------------  ------------  -------------
UNIT TRANSACTIONS:
  Purchases..............        --                --              --             --                --            --
  Net transfers..........      10,836,491          579,334      2,068,160        1,981,409        2,362,955       137,448
  Surrenders.............         (62,476)         (15,266)       (23,814)         (19,876)         (23,348)      (12,345)
  Net loan withdrawal....         (51,314)         --              --              (28,680)         (30,134)      --
  Cost of insurance and
   other fees............         (20,450)          (1,123)        (3,686)          (3,642)          (4,537)         (265)
                           -----------------  ---------------  -----------  ------------------  ------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      10,702,251          562,945      2,040,660        1,929,211        2,304,936       124,838
                           -----------------  ---------------  -----------  ------------------  ------------  -------------
  Total increase in net
   assets................      11,127,221          584,424      2,190,602        2,037,951        2,533,079       133,119
NET ASSETS:
  Beginning of period....        --                --              --             --                --            --
                           -----------------  ---------------  -----------  ------------------  ------------  -------------
  End of period..........     $11,127,221       $  584,424     $2,190,602       $2,037,951      $ 2,533,079    $  133,119
                           -----------------  ---------------  -----------  ------------------  ------------  -------------
                           -----------------  ---------------  -----------  ------------------  ------------  -------------

                               SMALL
                           COMPANY FUND
                           SUB-ACCOUNT*
                           -------------
OPERATIONS:
  Net investment income
   (loss)................    $ --
  Capital gains income...      --
  Net realized gain
   (loss) on security
   transactions..........      --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         (17)
                           -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         (17)
                           -------------
UNIT TRANSACTIONS:
  Purchases..............       1,000
  Net transfers..........      --
  Surrenders.............      --
  Net loan withdrawals...      --
  Cost of insurance and
   other fees............      --
                           -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       1,000
                           -------------
  Total increase in net
   assets................         983
NET ASSETS:
  Beginning of period....      --
                           -------------
  End of period..........    $    983
                           -------------
                           -------------
OPERATIONS:
  Net investment income
   (loss)................
  Capital gains income...
  Net realized gain
   (loss) on security
   transactions..........
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................
  Net increase (decrease)
   in net assets
   resulting from
   operations............
UNIT TRANSACTIONS:
  Purchases..............
  Net transfers..........
  Surrenders.............
  Net loan withdrawal....
  Cost of insurance and
   other fees............
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........
  Total increase in net
   assets................
NET ASSETS:
  Beginning of period....
  End of period..........

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT FIVE
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1996

 1.  ORGANIZATION:

    Separate Account Five (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividends and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1996.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contractholders' accounts in accordance with the terms of the contracts.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FIVE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets and liabilities of Hartford Life Insurance Company Separate Account Five (the Account) as of December 31, 1996, and the related statement of operations for the year then ended and statements of changes in net assets for the year ended December 31, 1996 and the period from inception, January 10, 1995, to December 31, 1995. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hartford Life Insurance Company Separate Account Five as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for the year ended December 31, 1996 and the period from inception, January 10, 1995, to December 31, 1995, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP
 Hartford, Connecticut
 February 14, 1997

--------------------------------------------------------------------------------
 Separate Account One
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1996

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ------------  -------------- -------------  --------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                           146,680,858
    Cost                          $ 148,239,686
    Market Value.........  $146,562,046        --            --             --
  Hartford Stock Fund,
   Inc.
    Shares                           271,887,690
    Cost                          $ 913,615,438
    Market Value.........       --       $1,126,351,852      --             --
  HVA Money Market Fund,
   Inc.
    Shares                           175,190,619
    Cost                          $ 175,190,619
    Market Value.........       --             --       $175,190,619        --
  Hartford Advisers Fund,
   Inc.
    Shares                         1,051,147,592
    Cost                          $1,923,124,930
    Market Value.........       --             --            --        $2,280,496,234
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                           362,247,751
    Cost                          $1,189,356,294
    Market Value.........       --             --            --             --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                            70,696,564
    Cost                          $  75,908,313
    Market Value.........       --             --            --             --
  Hartford Index Fund,
   Inc.
    Shares                            92,073,741
    Cost                          $ 183,476,281
    Market Value.........       --             --            --             --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                           344,709,798
    Cost                          $ 426,801,178
    Market Value.........       --             --            --             --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                           321,883,841
    Cost                          $ 426,809,084
    Market Value.........       --             --            --             --
  Hartford International
   Advisers Fund, Inc.
    Shares                            61,562,041
    Cost                          $  70,125,043
    Market Value.........       --             --            --             --
  Hartford Small Company
   Fund, Inc.
    Shares                            24,332,525
    Cost                          $  25,804,555
    Market Value.........       --             --            --             --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....       231,542       1,132,655    2,178,434       1,927,732
  Receivable from fund
   shares sold...........       --             --            --             --
                           ------------  -------------- -------------  --------------
  Total Assets...........   146,793,588   1,127,484,507  177,369,053   2,282,423,966
                           ------------  -------------- -------------  --------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....       --             --            --             --
  Payable for fund shares
   purchased.............       231,377       1,133,406    2,179,631       1,928,798
                           ------------  -------------- -------------  --------------
  Total Liabilities......       231,377       1,133,406    2,179,631       1,928,798
                           ------------  -------------- -------------  --------------
  Net Assets (variable
   annuity contract
   liabilities)..........  $146,562,211  $1,126,351,101 $175,189,422   $2,280,495,168
                           ------------  -------------- -------------  --------------
                           ------------  -------------- -------------  --------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
   Participants..........    76,247,196     317,415,842  110,350,169     784,325,850
  Unit Price.............  $   1.922173  $     3.546656 $   1.586516   $    2.905301
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
   Participants..........           993         165,311       73,818         616,973
  Unit Price.............  $   1.922173  $     3.546656 $   1.586516   $    2.905301

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPITAL          MORTGAGE                       INTERNATIONAL     DIVIDEND AND   INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND   ADVISERS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                           146,680,858
    Cost                          $ 148,239,686
    Market Value.........       --                --               --              --                 --             --
  Hartford Stock Fund,
   Inc.
    Shares                           271,887,690
    Cost                          $ 913,615,438
    Market Value.........       --                --               --              --                 --             --
  HVA Money Market Fund,
   Inc.
    Shares                           175,190,619
    Cost                          $ 175,190,619
    Market Value.........       --                --               --              --                 --             --
  Hartford Advisers Fund,
   Inc.
    Shares                         1,051,147,592
    Cost                          $1,923,124,930
    Market Value.........       --                --               --              --                 --             --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                           362,247,751
    Cost                          $1,189,356,294
    Market Value.........  $1,417,957,241         --               --              --                 --             --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                            70,696,564
    Cost                          $  75,908,313
    Market Value.........       --             $74,639,312         --              --                 --             --
  Hartford Index Fund,
   Inc.
    Shares                            92,073,741
    Cost                          $ 183,476,281
    Market Value.........       --                --          $ 219,298,474        --                 --             --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                           344,709,798
    Cost                          $ 426,801,178
    Market Value.........       --                --               --           $484,965,320          --             --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                           321,883,841
    Cost                          $ 426,809,084
    Market Value.........       --                --               --              --            $498,089,494        --
  Hartford International
   Advisers Fund, Inc.
    Shares                            61,562,041
    Cost                          $  70,125,043
    Market Value.........       --                --               --              --                 --         $71,817,046
  Hartford Small Company
   Fund, Inc.
    Shares                            24,332,525
    Cost                          $  25,804,555
    Market Value.........       --                --               --              --                 --             --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....       1,472,703         --                 22,023           69,084          823,408        --
  Receivable from fund
   shares sold...........       --                 211,277         --              --                 --               8,352
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Total Assets...........   1,419,429,944       74,850,589      219,320,497      485,034,404      498,912,902     71,825,398
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....       --                 211,658         --              --                 --               8,339
  Payable for fund shares
   purchased.............       1,352,793         --                 18,249           69,086          822,396        --
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Total Liabilities......       1,352,793          211,658           18,249           69,086          822,396          8,339
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Net Assets (variable
   annuity contract
   liabilities)..........  $1,418,077,151      $74,638,931    $ 219,302,248     $484,965,318     $498,090,506    $71,817,059
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
   Participants..........     353,465,926       38,304,268       77,074,176      326,953,712      301,766,912     56,742,550
  Unit Price.............  $     4.010163      $  1.948580    $    2.845170     $   1.482397     $   1.650056    $  1.265665
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
   Participants..........         154,899         --                  4,609          195,708           95,876        --
  Unit Price.............  $     4.010163      $  --          $    2.845170     $   1.482397     $   1.650056    $   --

                               SMALL
                           COMPANY FUND
                            SUB-ACCOUNT
                           -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Stock Fund,
   Inc.

    Shares

    Cost
    Market Value.........       --
  HVA Money Market Fund,
   Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Advisers Fund,
   Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Capital
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Mortgage
   Securities Fund, Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Index Fund,
   Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford International
   Opportunities Fund,
   Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Dividend and
   Growth Fund, Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford International
   Advisers Fund, Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Small Company
   Fund, Inc.

    Shares

    Cost
    Market Value.........   $26,015,363
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....       258,025
  Receivable from fund
   shares sold...........       --
                           -------------
  Total Assets...........    26,273,388
                           -------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....       --
  Payable for fund shares
   purchased.............       257,859
                           -------------
  Total Liabilities......       257,859
                           -------------
  Net Assets (variable
   annuity contract
   liabilities)..........   $26,015,529
                           -------------
                           -------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
   Participants..........    24,396,916
  Unit Price.............   $  1.066345
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
   Participants..........       --
  Unit Price.............   $   --

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                MONEY
                             BOND FUND       STOCK FUND      MARKET FUND   ADVISERS FUND
                            SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                           --------------   -------------   -------------  -------------
INVESTMENT INCOME:
  Dividends..............    $  7,667,536   $  12,967,705     $7,255,862   $  53,001,953
EXPENSES:
  Mortality and expense
   undertakings..........      (1,488,067)    (10,228,549)    (1,796,887)    (22,645,062)
                           --------------   -------------   -------------  -------------
    Net investment income
     (loss)..............       6,179,469       2,739,156      5,458,975      30,356,891
                           --------------   -------------   -------------  -------------
CAPITAL GAINS INCOME.....        --            23,889,792        --           32,217,082
                           --------------   -------------   -------------  -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         (12,579)        125,474        --                5,867
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (2,390,902)    143,331,264        --          201,866,663
                           --------------   -------------   -------------  -------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........      (2,403,481)    143,456,738        --          201,872,530
                           --------------   -------------   -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $  3,775,988   $ 170,085,686     $5,458,975   $ 264,446,503
                           --------------   -------------   -------------  -------------
                           --------------   -------------   -------------  -------------

* From inception, August 9, 1996, to December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPITAL          MORTGAGE                           INTERNATIONAL        DIVIDEND AND
                          APPRECIATION FUND  SECURITIES FUND    INDEX FUND      OPPORTUNITIES FUND       GROWTH FUND
                             SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                          -----------------  ---------------  ---------------  ---------------------  -----------------
INVESTMENT INCOME:
  Dividends..............   $  7,386,029       $4,153,578       $   3,067,328       $ 7,701,529          $    7,499,405
EXPENSES:
  Mortality and expense
   undertakings..........    (13,299,773)        (807,142)         (1,842,489)       (4,929,997)             (3,769,755)
                          -----------------  ---------------  ---------------  ---------------------  -----------------
    Net investment income
     (loss)..............     (5,913,744)       3,346,436           1,224,839         2,771,532               3,729,650
                          -----------------  ---------------  ---------------  ---------------------  -----------------
CAPITAL GAINS INCOME.....     50,334,274          --                1,690,389         8,880,986               3,429,737
                          -----------------  ---------------  ---------------  ---------------------  -----------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        (93,060)          11,668             238,066             7,755                  (2,773)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    142,164,193         (882,583)         25,487,376        31,201,375              53,771,055
                          -----------------  ---------------  ---------------  ---------------------  -----------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........    142,071,133         (870,915)         25,725,442        31,209,130              53,768,282
                          -----------------  ---------------  ---------------  ---------------------  -----------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   $186,491,663       $2,475,521       $  28,640,670       $42,861,648          $   60,927,669
                          -----------------  ---------------  ---------------  ---------------------  -----------------
                          -----------------  ---------------  ---------------  ---------------------  -----------------

                            INTERNATIONAL      SMALL
                            ADVISERS FUND   COMPANY FUND
                             SUB-ACCOUNT    SUB-ACCOUNT*
                           ---------------  ------------
INVESTMENT INCOME:
  Dividends..............    $2,027,740       $ 19,636
EXPENSES:
  Mortality and expense
   undertakings..........      (527,485)       (53,227)
                           ---------------  ------------
    Net investment income
     (loss)..............     1,500,255        (33,591)
                           ---------------  ------------
CAPITAL GAINS INCOME.....     1,446,895         --
                           ---------------  ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          (563)         1,014
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     1,479,032        210,808
                           ---------------  ------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........     1,478,469        211,822
                           ---------------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $4,425,619       $178,231
                           ---------------  ------------
                           ---------------  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Separate Account One
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                MONEY
                            BOND FUND       STOCK FUND       MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                          -------------   ---------------   -------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................ $   6,179,469   $     2,739,156   $   5,458,975  $    30,356,891
  Capital gains income...      --              23,889,792        --             32,217,082
  Net realized gain
   (loss) on security
   transactions..........       (12,579)          125,474        --                  5,867
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (2,390,902)      143,331,264        --            201,866,663
                          -------------   ---------------   -------------  ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     3,775,988       170,085,686       5,458,975      264,446,503
                          -------------   ---------------   -------------  ---------------
UNIT TRANSACTIONS:
  Purchases..............    50,521,787       328,658,597     170,409,309      548,125,217
  Net transfers..........     6,860,514       111,488,442     (87,853,221)     158,897,610
  Surrenders.............    (5,504,050)      (23,567,485)    (14,470,700)     (70,519,197)
  Net annuity
   transactions..........         1,807           394,242           8,095          766,829
                          -------------   ---------------   -------------  ---------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    51,880,058       416,973,796      68,093,483      637,270,459
                          -------------   ---------------   -------------  ---------------
  Total increase
   (decrease) in net
   assets................    55,656,046       587,059,482      73,552,458      901,716,962
NET ASSETS:
  Beginning of period....    90,906,165       539,291,619     101,636,964    1,378,778,206
                          -------------   ---------------   -------------  ---------------
  End of period.......... $ 146,562,211   $ 1,126,351,101   $ 175,189,422  $ 2,280,495,168
                          -------------   ---------------   -------------  ---------------
                          -------------   ---------------   -------------  ---------------

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                MONEY
                            BOND FUND       STOCK FUND       MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                          -------------   ---------------   -------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................ $   3,623,445   $     3,565,344   $   2,459,135  $    24,292,959
  Capital gains income...      --              10,042,632        --             10,002,290
  Net realized gain
   (loss) on security
   transactions..........        (1,975)             (399)       --                 (7,267)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     6,900,317        83,219,709        --            206,272,399
                          -------------   ---------------   -------------  ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    10,521,787        96,827,286       2,459,135      240,560,381
                          -------------   ---------------   -------------  ---------------
UNIT TRANSACTIONS:
  Purchases..............    25,372,374       158,137,004      80,712,314      270,288,399
  Net transfers..........     4,295,703        52,451,790     (20,394,095)      82,728,374
  Surrenders.............    (3,251,644)      (10,089,748)     (6,391,220)     (40,365,223)
  Net annuity
   transactions..........      --                  21,071         103,096          437,471
                          -------------   ---------------   -------------  ---------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    26,416,433       200,520,117      54,030,095      313,089,021
                          -------------   ---------------   -------------  ---------------
  Total increase
   (decrease) in net
   assets................    36,938,220       297,347,403      56,489,230      553,649,402
NET ASSETS:
  Beginning of period....    53,967,945       241,944,216      45,147,734      825,128,804
                          -------------   ---------------   -------------  ---------------
  End of period.......... $  90,906,165   $   539,291,619   $ 101,636,964  $ 1,378,778,206
                          -------------   ---------------   -------------  ---------------
                          -------------   ---------------   -------------  ---------------

 * From inception, August 9, 1996, to December 31, 1996.
** From inception, March 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPITAL          MORTGAGE                       INTERNATIONAL     DIVIDEND AND   INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND   ADVISERS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $   (5,913,744)     $ 3,346,436    $   1,224,839     $  2,771,532     $  3,729,650    $ 1,500,255
  Capital gains income...      50,334,274         --              1,690,389        8,880,986        3,429,737      1,446,895
  Net realized gain
   (loss) on security
   transactions..........         (93,060)          11,668          238,066            7,755           (2,773)          (563)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     142,164,193         (882,583)      25,487,376       31,201,375       53,771,055      1,479,032
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     186,491,663        2,475,521       28,640,670       42,861,648       60,927,669      4,425,619
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
UNIT TRANSACTIONS:
  Purchases..............     403,482,054       13,476,913       83,760,185      110,673,155      205,512,019     37,280,366
  Net transfers..........     129,133,556        2,655,230       33,248,800       47,078,167      101,413,217     19,003,957
  Surrenders.............     (30,210,654)      (2,722,173)      (3,699,700)     (11,782,890)      (7,316,597)    (1,178,598)
  Net annuity
   transactions..........         288,203         --                    203           81,416          146,210             31
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     502,693,159       13,409,970      113,309,488      146,049,848      299,754,849     55,105,756
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Total increase
   (decrease) in net
   assets................     689,184,822       15,885,491      141,950,158      188,911,496      360,682,518     59,531,375
NET ASSETS:
  Beginning of period....     728,892,329       58,753,440       77,352,090      296,053,822      137,407,988     12,285,684
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  End of period..........  $1,418,077,151      $74,638,931    $ 219,302,248     $484,965,318     $498,090,506    $71,817,059
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
                          -----------------  ---------------  -------------  ------------------  -------------  -------------

                               CAPITAL          MORTGAGE                       INTERNATIONAL     DIVIDEND AND   INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND   ADVISERS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT**
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $   (1,415,627)     $ 2,738,167    $     502,406     $    860,408     $  1,039,600    $   242,325
  Capital gains income...      17,026,540         --                  8,809        1,900,624          --             --
  Net realized gain
   (loss) on security
   transactions..........         (36,921)           8,806           (2,982)          18,072           (3,380)           560
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      92,059,097        4,247,716       10,397,357       26,882,909       17,906,285        212,972
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     107,633,089        6,994,689       10,905,590       29,662,013       18,942,505        455,857
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
UNIT TRANSACTIONS:
  Purchases..............     245,731,245        8,572,589       31,929,411       55,473,427       67,833,419      8,715,018
  Net transfers..........      82,630,293       (2,398,278)      14,672,676        9,777,060       30,210,279      3,144,229
  Surrenders.............     (12,124,223)      (2,985,486)      (1,214,487)      (6,662,350)      (1,756,293)       (29,420)
  Net annuity
   transactions..........         225,634         --                  9,937          147,629          --             --
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     316,462,949        3,188,825       45,397,537       58,735,766       96,287,405     11,829,827
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Total increase
   (decrease) in net
   assets................     424,096,038       10,183,514       56,303,127       88,397,779      115,229,910     12,285,684
NET ASSETS:
  Beginning of period....     304,796,291       48,569,926       21,048,963      207,656,043       22,178,078        --
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  End of period..........  $  728,892,329      $58,753,440    $  77,352,090     $296,053,822     $137,407,988    $12,285,684
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
                          -----------------  ---------------  -------------  ------------------  -------------  -------------

                               SMALL
                           COMPANY FUND
                           SUB-ACCOUNT*
                           -------------
OPERATIONS:
  Net investment income
   (loss)................   $   (33,591)
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........         1,014
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       210,808
                           -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       178,231
                           -------------
UNIT TRANSACTIONS:
  Purchases..............    14,704,067
  Net transfers..........    11,169,302
  Surrenders.............       (36,071)
  Net annuity
   transactions..........       --
                           -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    25,837,298
                           -------------
  Total increase
   (decrease) in net
   assets................    26,015,529
NET ASSETS:
  Beginning of period....       --
                           -------------
  End of period..........   $26,015,529
                           -------------
                           -------------
OPERATIONS:
  Net investment income
   (loss)................
  Capital gains income...
  Net realized gain
   (loss) on security
   transactions..........
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................
  Net increase (decrease)
   in net assets
   resulting from
   operations............
UNIT TRANSACTIONS:
  Purchases..............
  Net transfers..........
  Surrenders.............
  Net annuity
   transactions..........
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........
  Total increase
   (decrease) in net
   assets................
NET ASSETS:
  Beginning of period....
  End of period..........

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1996

 1.  ORGANIZATION:

    Separate Account One (the Account) is a separate investment account within ITT Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividends and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1996.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of 1.25% of the Account's average daily net assets.

    b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable contractholders' accounts, in accordance with the terms of the contracts.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets and liabilities of ITT Hartford Life and Annuity Insurance Company Separate Account One (the Account) as of December 31, 1996, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ITT Hartford Life and Annuity Insurance Company Separate Account One as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP
 Hartford, Connecticut
 February 14, 1997

--------------------------------------------------------------------------------
 Separate Account Variable Life One
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1996

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   -----------   -------------
ASSETS
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                            1,145
    Cost                            $1,132
    Market Value.........   $   1,144        --            --            --
  Hartford Stock Fund,
   Inc.
    Shares                             298
    Cost                            $1,173
    Market Value.........      --         $   1,234        --            --
  HVA Money Market Fund,
   Inc.
    Shares                         411,950
    Cost                          $411,950
    Market Value:              --            --         $ 411,950        --
  Hartford Advisers Fund,
   Inc.
    Shares                             486
    Cost                            $1,007
    Market Value.........      --            --            --          $   1,055
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                             692
    Cost                            $2,664
    Market Value.........      --            --            --            --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                             971
    Cost                            $1,014
    Market Value.........      --            --            --            --
  Hartford Index Fund,
   Inc.
    Shares                             478
    Cost                            $1,074
    Market Value.........      --            --            --            --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                           3,027
    Cost                            $4,190
    Market Value.........      --            --            --            --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                           2,863
    Cost                            $4,419
    Market Value.........      --            --            --            --
  Fidelity VIP Equity
   Income Portfolio
    Shares                              85
    Cost                            $1,730
    Market Value.........      --            --            --            --
  Fidelity VIP Overseas
   Portfolio
    Shares                              55
    Cost                            $1,000
    Market Value.........      --            --            --            --
  Fidelity VIP II Asset
   Manager Portfolio
    Shares                              62
    Cost                            $1,000
    Market Value.........      --            --            --            --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....      --            --           227,457        --
  Receivable from shares
   sold..................      --            --            --            --
                           -----------   -----------   -----------   -------------
  Total Assets...........       1,144         1,234       639,407          1,055
                           -----------   -----------   -----------   -------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....      --            --            --            --
  Payable for fund shares
   purchased                   --            --           227,391        --
                           -----------   -----------   -----------   -------------
  Total Liabilities......      --            --           227,391        --
                           -----------   -----------   -----------   -------------
  Net Assets (variable
   annuity contract
   liabilities)..........   $   1,144     $   1,234     $ 412,016      $   1,055
                           -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........         927           690       350,368            674
  Unit Price.............   $1.233518     $1.789555     $1.175949      $1.563874

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL          MORTGAGE                     INTERNATIONAL     DIVIDEND AND
                           APPRECIATION FUND  SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND
                              SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                           -----------------  ---------------  -----------  ------------------  ------------
ASSETS
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                            1,145
    Cost                            $1,132
    Market Value.........        --                --              --             --                --
  Hartford Stock Fund,
   Inc.
    Shares                             298
    Cost                            $1,173
    Market Value.........        --                --              --             --                --
  HVA Money Market Fund,
   Inc.
    Shares                         411,950
    Cost                          $411,950
    Market Value:                --                --              --             --                --
  Hartford Advisers Fund,
   Inc.
    Shares                             486
    Cost                            $1,007
    Market Value.........        --                --              --             --                --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                             692
    Cost                            $2,664
    Market Value.........      $    2,710          --              --             --                --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                             971
    Cost                            $1,014
    Market Value.........        --              $    1,025        --             --                --
  Hartford Index Fund,
   Inc.
    Shares                             478
    Cost                            $1,074
    Market Value.........        --                --           $   1,139         --                --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                           3,027
    Cost                            $4,190
    Market Value.........        --                --              --            $   4,258          --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                           2,863
    Cost                            $4,419
    Market Value.........        --                --              --             --              $   4,431
  Fidelity VIP Equity
   Income Portfolio
    Shares                              85
    Cost                            $1,730
    Market Value.........        --                --              --             --                --
  Fidelity VIP Overseas
   Portfolio
    Shares                              55
    Cost                            $1,000
    Market Value.........        --                --              --             --                --
  Fidelity VIP II Asset
   Manager Portfolio
    Shares                              62
    Cost                            $1,000
    Market Value.........        --                --              --             --                --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....        --                --              --             --                --
  Receivable from shares
   sold..................        --                --              --             --                --
                           -----------------  ---------------  -----------      ----------      ------------
  Total Assets...........           2,710             1,025         1,139            4,258            4,431
                           -----------------  ---------------  -----------      ----------      ------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....        --                --              --             --                --
  Payable for fund shares
   purchased                     --                --              --             --                --
                           -----------------  ---------------  -----------      ----------      ------------
  Total Liabilities......        --                --              --             --                --
                           -----------------  ---------------  -----------      ----------      ------------
  Net Assets (variable
   annuity contract
   liabilities)..........      $    2,710        $    1,025     $   1,139        $   4,258        $   4,431
                           -----------------  ---------------  -----------      ----------      ------------
                           -----------------  ---------------  -----------      ----------      ------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........           1,552               828           650            2,846            2,924
  Unit Price.............      $ 1.745910        $ 1.237827     $1.752378        $1.496455        $1.515489

                                                    FIDELITY VIP     FIDELITY VIP II
                                FIDELITY VIP          OVERSEAS        ASSET MANAGER
                           EQUITY INCOME PORTFOLIO    PORTFOLIO         PORTFOLIO
                                 SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
                           -----------------------  -------------   ------------------
ASSETS
Investments:
  Hartford Bond Fund,
   Inc.

    Shares

    Cost
    Market Value.........         --                    --               --
  Hartford Stock Fund,
   Inc.

    Shares

    Cost
    Market Value.........         --                    --               --
  HVA Money Market Fund,
   Inc.

    Shares

    Cost
    Market Value:                 --                    --               --
  Hartford Advisers Fund,
   Inc.

    Shares

    Cost
    Market Value.........         --                    --               --
  Hartford Capital
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........         --                    --               --
  Hartford Mortgage
   Securities Fund, Inc.

    Shares

    Cost
    Market Value.........         --                    --               --
  Hartford Index Fund,
   Inc.

    Shares

    Cost
    Market Value.........         --                    --               --
  Hartford International
   Opportunities Fund,
   Inc.

    Shares

    Cost
    Market Value.........         --                    --               --
  Hartford Dividend and
   Growth Fund, Inc.

    Shares

    Cost
    Market Value.........         --                    --               --
  Fidelity VIP Equity
   Income Portfolio

    Shares

    Cost
    Market Value.........         $    1,784            --               --
  Fidelity VIP Overseas
   Portfolio

    Shares

    Cost
    Market Value.........         --                  $   1,044          --
  Fidelity VIP II Asset
   Manager Portfolio

    Shares

    Cost
    Market Value.........         --                    --              $   1,050
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....                 12            --               --
  Receivable from shares
   sold..................         --                    --               --
                                  ----------        -------------      ----------
  Total Assets...........              1,796              1,044             1,050
                                  ----------        -------------      ----------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....         --                    --               --
  Payable for fund shares
   purchased                              12            --               --
                                  ----------        -------------      ----------
  Total Liabilities......                 12            --               --
                                  ----------        -------------      ----------
  Net Assets (variable
   annuity contract
   liabilities)..........         $    1,784          $   1,044         $   1,050
                                  ----------        -------------      ----------
                                  ----------        -------------      ----------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........              1,302                859               832
  Unit Price.............         $ 1.370219          $1.215706         $1.261761

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT VARIABLE LIFE ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FOR THE PERIOD FROM INCEPTION, OCTOBER 3, 1996, TO DECEMBER 31, 1996

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   -----------   -------------
INVESTMENT INCOME:
  Dividends..............   $     17     $        3     $    137      $        7
                                 ---            ---        -----             ---
    Net investment income
     (loss)..............         17              3          137               7
                                 ---            ---        -----             ---
CAPITAL GAINS INCOME.....     --             --           --             --
                                 ---            ---        -----             ---
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     --             --           --             --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         12             61       --                  48
                                 ---            ---        -----             ---
    Net realized and
     unrealized gain
     (loss) on
     investments.........         12             61       --                  48
                                 ---            ---        -----             ---
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $     29     $       64     $    137      $       55
                                 ---            ---        -----             ---
                                 ---            ---        -----             ---

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------
INVESTMENT INCOME:
  Dividends..............     $        3           $    14        $      5          $      8          $     11
                                     ---               ---             ---               ---               ---
    Net investment income
     (loss)..............              3                14               5                 8                11
                                     ---               ---             ---               ---               ---
CAPITAL GAINS INCOME.....       --                 --               --              --                  --
                                     ---               ---             ---               ---               ---
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       --                 --               --              --                  --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................             46                11              65                68                12
                                     ---               ---             ---               ---               ---
    Net realized and
     unrealized gain
     (loss) on
     investments.........             46                11              65                68                12
                                     ---               ---             ---               ---               ---
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $       49           $    25        $     70          $     76          $     23
                                     ---               ---             ---               ---               ---
                                     ---               ---             ---               ---               ---

                              FIDELITY VIP      FIDELITY VIP    FIDELITY VIP II
                             EQUITY INCOME        OVERSEAS       ASSET MANAGER
                               PORTFOLIO          PORTFOLIO        PORTFOLIO
                              SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                           ------------------   -------------   ----------------
INVESTMENT INCOME:
  Dividends..............       $     --           $    --          $    --
                                     ---               ---              ---
    Net investment income
     (loss)..............       --                  --              --
                                     ---               ---              ---
CAPITAL GAINS INCOME.....       --                  --              --
                                     ---               ---              ---
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       --                  --              --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................             54                44               50
                                     ---               ---              ---
    Net realized and
     unrealized gain
     (loss) on
     investments.........             54                44               50
                                     ---               ---              ---
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       $     54           $    44          $    50
                                     ---               ---              ---
                                     ---               ---              ---

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Separate Account Variable Life One
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD FROM INCEPTION, OCTOBER 3, 1996, TO DECEMBER 31, 1996

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND  ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------   -----------  --------------
OPERATIONS:
  Net investment income
   (loss)................    $   17        $    3       $     137       $    7
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        12            61          --               48
                           -----------   -----------   -----------      ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        29            64             137           55
                           -----------   -----------   -----------      ------
UNIT TRANSACTIONS:
  Purchases..............     1,000         1,000         436,756        1,000
  Net transfers..........       115           170         (18,268)      --
  Surrenders.............     --            --             (2,162)      --
  Cost of insurance......     --            --             (4,447)      --
                           -----------   -----------   -----------      ------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     1,115         1,170         411,879        1,000
                           -----------   -----------   -----------      ------
  Total increase
   (decrease) in net
   assets................     1,144         1,234         412,016        1,055
NET ASSETS:
  Beginning of period....     --            --             --           --
                           -----------   -----------   -----------      ------
  End of period..........    $1,144        $1,234       $ 412,016       $1,055
                           -----------   -----------   -----------      ------
                           -----------   -----------   -----------      ------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPTIAL          MORTGAGE                     INTERNATIONAL     DIVIDEND AND
                          APPRECIATION FUND  SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND
                             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                          -----------------  ---------------  -----------  ------------------  ------------
OPERATIONS:
  Net investment income
   (loss)................      $    3            $   14         $    5           $    8           $   11
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................          46                11             65               68               12
                               ------            ------       -----------        ------           ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............          49                25             70               76               23
                               ------            ------       -----------        ------           ------
UNIT TRANSACTIONS:
  Purchases..............       1,000             1,000          1,000            1,000            1,000
  Net transfers..........       1,661            --                 69            3,182            3,436
  Surrenders.............     --                 --              --             --                   (11)
  Cost of insurance......     --                 --              --             --                   (17)
                               ------            ------       -----------        ------           ------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       2,661             1,000          1,069            4,182            4,408
                               ------            ------       -----------        ------           ------
  Total increase
   (decrease) in net
   assets................       2,710             1,025          1,139            4,258            4,431
NET ASSETS:
  Beginning of period....     --                 --              --             --                --
                               ------            ------       -----------        ------           ------
  End of period..........      $2,710            $1,025         $1,139           $4,258           $4,431
                               ------            ------       -----------        ------           ------
                               ------            ------       -----------        ------           ------

                                FIDELITY VIP            FIDELITY VIP          FIDELITY VIP II
                           EQUITY INCOME PORTFOLIO   OVERSEAS PORTFOLIO   ASSET MANAGER PORTFOLIO
                                 SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
                           -----------------------   ------------------   -----------------------
OPERATIONS:
  Net investment income
   (loss)................        --$                      -$-                   --$
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................              54                      44                     50
                                   ------                  ------                 ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............              54                      44                     50
                                   ------                  ------                 ------
UNIT TRANSACTIONS:
  Purchases..............           1,000                   1,000                  1,000
  Net transfers..........             760                 --                    --
  Surrenders.............             (13)                --                    --
  Cost of insurance......             (17)                --                    --
                                   ------                  ------                 ------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........           1,730                   1,000                  1,000
                                   ------                  ------                 ------
  Total increase
   (decrease) in net
   assets................           1,784                 --                    --
NET ASSETS:
  Beginning of period....        --                       --                    --
                                   ------                  ------                 ------
  End of period..........          $1,784                  $1,044                 $1,050
                                   ------                  ------                 ------
                                   ------                  ------                 ------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT VARIABLE LIFE ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1996

 1.  ORGANIZATION:

    Separate Account Variable Life One (the Account) is a separate investment account within ITT Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of twenty two sub-accounts. These financial statements include twelve sub-accounts which invest solely in Hartford Mutual Funds and Fidelity Mutual Funds (the Funds). The other ten sub-accounts, which invest in the Putnam Variable Trust Funds, are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in the Funds as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividends and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1996.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contractholders' accounts in accordance with the terms of the contracts.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT VARIABLE LIFE ONE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets and liabilities of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account and Fidelity VIP II Asset Manager Portfolio Sub-Account (constituting ITT Hartford Life and Annuity Insurance Company Separate Account Variable Life One) (the Accounts) as of December 31, 1996, and the related statements of operations and changes in net assets for the period from inception, October 3, 1996, to December 31, 1996. These financial statements are the responsibility of the Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account and Fidelity VIP II Asset Manager Portfolio Sub-Account (constituting ITT Hartford Life and Annuity Insurance Company Separate Account Variable Life One) as of December 31, 1996, the results of its operations and the changes in its net assets for the period from inception, October 3, 1996, to December 31, 1996, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP
 Hartford, Connecticut
 February 14, 1997

--------------------------------------------------------------------------------
 Separate Account Variable Life Two
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1996

                                                           MONEY
                            BOND FUND     STOCK FUND    MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   ------------   ------------   -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                         64,640
    Cost                          $65,072
    Market Value.........  $   64,588        --             --             --
  Hartford Stock Fund,
   Inc.
    Shares                            258
    Cost                           $1,003
    Market Value.........      --        $     1,067        --             --
  HVA Money Market Fund,
   Inc.
    Shares                         47,513
    Cost                          $47,513
    Market Value.........      --            --         $    47,513        --
  Hartford Advisers Fund,
   Inc.
    Shares                          9,232
    Cost                          $20,157
    Market Value.........      --            --             --          $   20,029
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                            267
    Cost                           $1,002
    Market Value.........      --            --             --             --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                            971
    Cost                           $1,014
    Market Value.........      --            --             --             --
  Hartford Index Fund,
   Inc.
    Shares                            450
    Cost                           $1,005
    Market Value.........      --            --             --             --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                         14,515
    Cost                          $20,130
    Market Value.........      --            --             --             --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                            690
    Cost                           $1,006
    Market Value.........      --            --             --             --
  Fidelity VIP Equity
   Income Fund
    Shares                             50
    Cost                           $1,000
    Market Value.........      --            --             --             --
  Fidelity VIP Overseas
   Fund
    Shares                             55
    Cost                           $1,000
    Market Value.........      --            --             --             --
  Fidelity VIP II Asset
   Manager Fund
    Shares                             62
    Cost                           $1,000
    Market Value.........      --            --             --             --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....      --            --               2,039        --
  Receivable from fund
   shares sold...........      --            --             --             --
                           -----------   ------------   ------------   -------------
  Total Assets...........      64,588          1,067         49,552         20,029
                           -----------   ------------   ------------   -------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....      --            --             --             --
  Payable for fund shares
   purchased.............      --            --               2,038        --
                           -----------   ------------   ------------   -------------
  Total Liabilities......      --            --               2,038        --
                           -----------   ------------   ------------   -------------
  Net Assets (variable
   annuity contract
   liabilities)..........  $   64,588    $     1,067    $    47,514     $   20,029
                           -----------   ------------   ------------   -------------
                           -----------   ------------   ------------   -------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........      52,360            596         40,404         12,807
  Unit Price.............  $ 1.233518    $  1.789555    $  1.175949     $ 1.563874

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                         64,640
    Cost                          $65,072
    Market Value.........        --                 --               --              --                 --
  Hartford Stock Fund,
   Inc.
    Shares                            258
    Cost                           $1,003
    Market Value.........        --                 --               --              --                 --
  HVA Money Market Fund,
   Inc.
    Shares                         47,513
    Cost                          $47,513
    Market Value.........        --                 --               --              --                 --
  Hartford Advisers Fund,
   Inc.
    Shares                          9,232
    Cost                          $20,157
    Market Value.........        --                 --               --              --                 --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                            267
    Cost                           $1,002
    Market Value.........     $     1,044           --               --              --                 --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                            971
    Cost                           $1,014
    Market Value.........        --              $    1,025          --              --                 --
  Hartford Index Fund,
   Inc.
    Shares                            450
    Cost                           $1,005
    Market Value.........        --                 --           $    1,071          --                 --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                         14,515
    Cost                          $20,130
    Market Value.........        --                 --               --            $   20,421           --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                            690
    Cost                           $1,006
    Market Value.........        --                 --               --              --              $    1,068
  Fidelity VIP Equity
   Income Fund
    Shares                             50
    Cost                           $1,000
    Market Value.........        --                 --               --              --                 --
  Fidelity VIP Overseas
   Fund
    Shares                             55
    Cost                           $1,000
    Market Value.........        --                 --               --              --                 --
  Fidelity VIP II Asset
   Manager Fund
    Shares                             62
    Cost                           $1,000
    Market Value.........        --                 --               --              --                 --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....        --                 --               --              --                 --
  Receivable from fund
   shares sold...........        --                 --               --              --                 --
                           -----------------   ---------------   -----------       ----------       ------------
  Total Assets...........           1,044             1,025           1,071            20,421             1,068
                           -----------------   ---------------   -----------       ----------       ------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....        --                 --               --              --                 --
  Payable for fund shares
   purchased.............        --                 --               --              --                 --
                           -----------------   ---------------   -----------       ----------       ------------
  Total Liabilities......        --                 --               --              --                 --
                           -----------------   ---------------   -----------       ----------       ------------
  Net Assets (variable
   annuity contract
   liabilities)..........     $     1,044        $    1,025      $    1,071        $   20,421        $    1,068
                           -----------------   ---------------   -----------       ----------       ------------
                           -----------------   ---------------   -----------       ----------       ------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........             598               828             611            13,646               705
  Unit Price.............     $  1.745910        $ 1.237827      $ 1.752378        $ 1.496455        $ 1.515489

                              FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                             EQUITY INCOME        OVERSEAS        ASSET MANAGER
                               PORTFOLIO          PORTFOLIO         PORTFOLIO
                              SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                           ------------------   -------------   ------------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Hartford Stock Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  HVA Money Market Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Hartford Advisers Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Hartford Capital
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Hartford Mortgage
   Securities Fund, Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Hartford Index Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Hartford International
   Opportunities Fund,
   Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Hartford Dividend and
   Growth Fund, Inc.

    Shares

    Cost
    Market Value.........        --                 --               --
  Fidelity VIP Equity
   Income Fund

    Shares

    Cost
    Market Value.........      $    1,056           --               --
  Fidelity VIP Overseas
   Fund

    Shares

    Cost
    Market Value.........        --               $   1,044          --
  Fidelity VIP II Asset
   Manager Fund

    Shares

    Cost
    Market Value.........        --                 --              $   1,050
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....        --                 --               --
  Receivable from fund
   shares sold...........        --                 --               --
                               ----------       -------------      ----------
  Total Assets...........           1,056             1,044             1,050
                               ----------       -------------      ----------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....        --                 --               --
  Payable for fund shares
   purchased.............        --                 --               --
                               ----------       -------------      ----------
  Total Liabilities......        --                 --               --
                               ----------       -------------      ----------
  Net Assets (variable
   annuity contract
   liabilities)..........      $    1,056         $   1,044         $   1,050
                               ----------       -------------      ----------
                               ----------       -------------      ----------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Units Owned by
   Participants..........             771               859               832
  Unit Price.............      $ 1.370219         $1.215706         $1.261761

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT VARIABLE LIFE TWO
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FOR THE PERIOD FROM INCEPTION, OCTOBER 3, 1996, TO DECEMBER 31, 1996

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   -----------   -------------
INVESTMENT INCOME:
  Dividends..............   $    389     $        3     $    286      $       53
                               -----            ---        -----           -----
    Net investment income
     (loss)..............        389              3          286              53
                               -----            ---        -----           -----
CAPITAL GAINS INCOME.....     --             --           --             --
                               -----            ---        -----           -----
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     --             --           --             --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       (484)            64       --                (129)
                               -----            ---        -----           -----
    Net gain (loss) on
     investments.........       (484)            64       --                (129)
                               -----            ---        -----           -----
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $    (95)    $       67     $    286      $      (76)
                               -----            ---        -----           -----
                               -----            ---        -----           -----

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------
INVESTMENT INCOME:
  Dividends..............     $        2           $    14        $      5          $     25          $      6
                                     ---               ---             ---             -----               ---
    Net investment income
     (loss)..............              2                14               5                25                 6
                                     ---               ---             ---             -----               ---
CAPITAL GAINS INCOME.....       --                 --               --              --                  --
                                     ---               ---             ---             -----               ---
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       --                 --               --              --                  --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................             42                11              66               291                62
                                     ---               ---             ---             -----               ---
    Net gain (loss) on
     investments.........             42                11              66               291                62
                                     ---               ---             ---             -----               ---
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $       44           $    25        $     71          $    316          $     68
                                     ---               ---             ---             -----               ---
                                     ---               ---             ---             -----               ---

                              FIDELITY VIP      FIDELITY VIP    FIDELITY VIP II
                             EQUITY INCOME        OVERSEAS       ASSET MANAGER
                               PORTFOLIO          PORTFOLIO        PORTFOLIO
                              SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                           ------------------   -------------   ----------------
INVESTMENT INCOME:
  Dividends..............       $     --           $    --          $    --
                                     ---               ---              ---
    Net investment income
     (loss)..............       --                  --              --
                                     ---               ---              ---
CAPITAL GAINS INCOME.....       --                  --              --
                                     ---               ---              ---
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       --                  --              --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................             56                44               50
                                     ---               ---              ---
    Net gain (loss) on
     investments.........             56                44               50
                                     ---               ---              ---
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       $     56           $    44          $    50
                                     ---               ---              ---
                                     ---               ---              ---

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Separate Account Variable Life Two
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD FROM INCEPTION, OCTOBER 3, 1996, TO DECEMBER 31, 1996

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   -----------   -----------   ---------------
OPERATIONS:
  Net investment income
   (loss)................    $  389        $    3       $     286        $    53
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (484)           64              --           (129)
                           -----------   -----------   -----------       -------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       (95)           67             286            (76)
                           -----------   -----------   -----------       -------
UNIT TRANSACTIONS:
  Purchases..............     1,000         1,000         176,110          1,000
  Net transfers..........    63,683            --        (127,365)        19,105
  Surrenders.............        --            --          (1,225)            --
  Cost of insurance......        --            --            (292)            --
                           -----------   -----------   -----------       -------
  Total increase
   (decrease) in net
   assets resulting from
   unit transactions.....    64,683         1,000          47,228         20,105
                           -----------   -----------   -----------       -------
  Total increase
   (decrease) in net
   assets................    64,588         1,067          47,514         20,029
NET ASSETS:
  Beginning of period....        --            --              --             --
                           -----------   -----------   -----------       -------
  End of period..........    $64,588       $1,067       $  47,514        $20,029
                           -----------   -----------   -----------       -------
                           -----------   -----------   -----------       -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPTIAL          MORTGAGE                     INTERNATIONAL     DIVIDEND AND     FIDELITY VIP
                          APPRECIATION FUND  SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND   EQUITY INCOME FUND
                             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                          -----------------  ---------------  -----------  ------------------  ------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................      $    2            $   14         $    5           $   25           $    6           $   --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................          42                11             66              291               62               56
                               ------            ------       -----------       -------           ------           ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............          44                25             71              316               68               56
                               ------            ------       -----------       -------           ------           ------
UNIT TRANSACTIONS:
  Purchases..............       1,000             1,000          1,000            1,000            1,000            1,000
  Net transfers..........          --                --             --           19,105               --               --
  Surrenders.............          --                --             --               --               --               --
  Cost of insurance......          --                --             --               --               --               --
                               ------            ------       -----------       -------           ------           ------
  Total increase
   (decrease) in net
   assets resulting from
   unit transactions.....       1,000             1,000          1,000           20,105            1,000            1,000
                               ------            ------       -----------       -------           ------           ------
  Total increase
   (decrease) in net
   assets................       1,044             1,025          1,071           20,421            1,068            1,056
NET ASSETS:
  Beginning of period....          --                --             --               --               --               --
                               ------            ------       -----------       -------           ------           ------
  End of period..........      $1,044            $1,025         $1,071           $20,421          $1,068           $1,056
                               ------            ------       -----------       -------           ------           ------
                               ------            ------       -----------       -------           ------           ------

                           FIDELITY VIP    FIDELITY VIP II
                           OVERSEAS FUND  ASSET MANAGER FUND
                            SUB-ACCOUNT      SUB-ACCOUNT
                           -------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................      $   --           $   --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................          44               50
                               ------           ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............          44               50
                               ------           ------
UNIT TRANSACTIONS:
  Purchases..............       1,000            1,000
  Net transfers..........          --               --
  Surrenders.............          --               --
  Cost of insurance......          --               --
                               ------           ------
  Total increase
   (decrease) in net
   assets resulting from
   unit transactions.....       1,000            1,000
                               ------           ------
  Total increase
   (decrease) in net
   assets................       1,044            1,050
NET ASSETS:
  Beginning of period....          --               --
                               ------           ------
  End of period..........      $1,044           $1,050
                               ------           ------
                               ------           ------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT VARIABLE LIFE TWO
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1996

 1.  ORGANIZATION:

    Separate Account Variable Life Two (the Account) is a separate investment account within ITT Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of twenty two sub-accounts. These financial statements include twelve sub-accounts which invest solely in Hartford Mutual Funds and Fidelity Mutual Funds (the Funds). The other ten sub-accounts, which invest in Putnam Variable Trust Funds, are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in the Funds as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividends and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Hartford, and Fidelity mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1996.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contractholders' accounts in accordance with the terms of the contracts.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT VARIABLE LIFE TWO AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets and liabilities of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account and Fidelity VIP II Asset Manager Portfolio Sub-Account (constituting ITT Hartford Life and Annuity Insurance Company Separate Account Variable Life Two) (the Accounts) as of December 31, 1996, and the related statements of operations and changes in net assets for the period from inception, October 3, 1996, to December 31, 1996. These financial statements are the responsibility of the Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account and Fidelity VIP II Asset Manager Portfolio Sub-Account (constituting ITT Hartford Life and Annuity Insurance Company Separate Account Variable Life Two) as of December 31, 1996, the results of its operations and the changes in its net assets for the period from inception, October 3, 1996, to December 31, 1996, in conformity with generally accepted accounting principles.

                                                             Arthur Andersen LLP
 Hartford, Connecticut
 February 14, 1997

--------------------------------------------------------------------------------
 Separate Account Five
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1996

                                                           MONEY       ADVISERS
                            BOND FUND     STOCK FUND    MARKET FUND      FUND
                           SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           ------------   -----------   -----------   ----------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                          1,733,002
    Cost                           $1,722,027
    Market Value.........   $1,731,599        --            --           --
  Hartford Stock Fund,
   Inc.
    Shares                          3,685,895
    Cost                          $13,390,058
    Market Value.........      --         $15,269,591       --           --
  HVA Money Market Fund,
   Inc.
    Shares                         11,631,670
    Cost                          $11,631,670
    Market Value.........      --             --        $11,631,670      --
  Hartford Advisers Fund,
   Inc.
    Shares                          9,927,031
    Cost                          $19,803,664
    Market Value.........      --             --            --        $21,536,990
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                          6,094,455
    Cost                          $21,579,746
    Market Value.........      --             --            --           --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                            645,107
    Cost                             $677,597
    Market Value.........      --             --            --           --
  Hartford Index Fund,
   Inc.
    Shares                          2,206,702
    Cost                           $4,694,671
    Market Value.........      --             --            --           --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                          4,738,342
    Cost                           $6,240,236
    Market Value.........      --             --            --           --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                          6,650,828
    Cost                           $9,181,128
    Market Value.........      --             --            --           --
  Hartford International
   Advisers Fund, Inc.
    Shares                          1,205,995
    Cost                           $1,379,739
    Market Value.........      --             --            --           --
  Hartford Small Company
   Fund, Inc.
    Shares                             10,665
    Cost                              $11,338
    Market Value.........      --             --            --           --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....      --             --           440,244       --
  Receivable from fund
   shares sold...........            2        --            --                7
                           ------------   -----------   -----------   ----------
  Total Assets...........    1,731,601    15,269,591    12,071,914    21,536,997
                           ------------   -----------   -----------   ----------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....      --                110        --              132
  Payable for fund shares
   purchased.............      --             --           440,250       --
                           ------------   -----------   -----------   ----------
  Total Liabilities......      --                110       440,250          132
                           ------------   -----------   -----------   ----------
  Net Assets (variable
   life contract
   liabilities)..........   $1,731,601    $15,269,481   $11,631,664   $21,536,865
                           ------------   -----------   -----------   ----------
                           ------------   -----------   -----------   ----------
  Units Outstanding......    1,412,742     9,252,090    10,472,721    14,485,431
  Accumulation Unit Value
   at end of period......   $ 1.225702    $ 1.650382    $ 1.110663    $1.486795

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPITAL                                      INTERNATIONAL      DIVIDEND
                            APPRECIATION        MORTGAGE                    OPPORTUNITIES         AND       INTERNATIONAL
                                FUND         SECURITIES FUND   INDEX FUND        FUND         GROWTH FUND   ADVISERS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           ---------------   ---------------   ----------  ----------------   -----------   -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                          1,733,002
    Cost                           $1,722,027
    Market Value.........       --                --              --            --                --             --
  Hartford Stock Fund,
   Inc.
    Shares                          3,685,895
    Cost                          $13,390,058
    Market Value.........       --                --              --            --                --             --
  HVA Money Market Fund,
   Inc.
    Shares                         11,631,670
    Cost                          $11,631,670
    Market Value.........       --                --              --            --                --             --
  Hartford Advisers Fund,
   Inc.
    Shares                          9,927,031
    Cost                          $19,803,664
    Market Value.........       --                --              --            --                --             --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                          6,094,455
    Cost                          $21,579,746
    Market Value.........    $23,855,706          --              --            --                --             --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                            645,107
    Cost                             $677,597
    Market Value.........       --              $ 681,088         --            --                --             --
  Hartford Index Fund,
   Inc.
    Shares                          2,206,702
    Cost                           $4,694,671
    Market Value.........       --                --           $5,255,854       --                --             --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                          4,738,342
    Cost                           $6,240,236
    Market Value.........       --                --              --          $6,666,277          --             --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                          6,650,828
    Cost                           $9,181,128
    Market Value.........       --                --              --            --            $10,291,624        --
  Hartford International
   Advisers Fund, Inc.
    Shares                          1,205,995
    Cost                           $1,379,739
    Market Value.........       --                --              --            --                --          $1,406,891
  Hartford Small Company
   Fund, Inc.
    Shares                             10,665
    Cost                              $11,338
    Market Value.........       --                --              --            --                --             --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....       --                      1              4        --                     3               4
  Receivable from fund
   shares sold...........       --                --              --            --                --             --
                           ---------------   ---------------   ----------  ----------------   -----------   -------------
  Total Assets...........    23,855,706           681,089      5,255,858       6,666,277      10,291,627       1,406,895
                           ---------------   ---------------   ----------  ----------------   -----------   -------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....           493           --              --                   4          --             --
  Payable for fund shares
   purchased.............       --                --              --            --                --             --
                           ---------------   ---------------   ----------  ----------------   -----------   -------------
  Total Liabilities......           493           --              --                   4          --             --
                           ---------------   ---------------   ----------  ----------------   -----------   -------------
  Net Assets (variable
   life contract
   liabilities)..........    $23,855,213        $ 681,089      $5,255,858     $6,666,273      $10,291,627     $1,406,895
                           ---------------   ---------------   ----------  ----------------   -----------   -------------
                           ---------------   ---------------   ----------  ----------------   -----------   -------------
  Units Outstanding......    15,227,011           557,697      3,165,103       5,086,205       6,173,912       1,086,383
  Accumulation Unit Value
   at end of period......    $ 1.566638         $1.221248      $1.660565      $ 1.310658      $ 1.666954      $ 1.295024


                              SMALL
                           COMPANY FUND
                           SUB-ACCOUNT
                           ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford Stock Fund,
   Inc.

    Shares

    Cost
    Market Value.........     --
  HVA Money Market Fund,
   Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford Advisers Fund,
   Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford Capital
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford Mortgage
   Securities Fund, Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford Index Fund,
   Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford International
   Opportunities Fund,
   Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford Dividend and
   Growth Fund, Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford International
   Advisers Fund, Inc.

    Shares

    Cost
    Market Value.........     --
  Hartford Small Company
   Fund, Inc.

    Shares

    Cost
    Market Value.........    $11,402
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....     --
  Receivable from fund
   shares sold...........     --
                           ------------
  Total Assets...........     11,402
                           ------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....     --
  Payable for fund shares
   purchased.............     --
                           ------------
  Total Liabilities......     --
                           ------------
  Net Assets (variable
   life contract
   liabilities)..........    $11,402
                           ------------
                           ------------
  Units Outstanding......     --
  Accumulation Unit Value
   at end of period......     --

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT FIVE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                        MONEY
                                                       MARKET      ADVISERS
                           BOND FUND    STOCK FUND      FUND         FUND
                           SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT
                           ----------   -----------   ---------   -----------
INVESTMENT INCOME:
  Dividends..............    $61,277    $   140,710    $404,912   $  357,873
                           ----------   -----------   ---------   -----------
    Net investment income
     (loss)..............     61,277        140,710    404,912       357,873
                           ----------   -----------   ---------   -----------
CAPITAL GAINS INCOME.....     --            185,013      --          116,357
                           ----------   -----------   ---------   -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       (451)           524      --              415
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      2,527      1,657,996      --        1,542,513
                           ----------   -----------   ---------   -----------
    Net realized and
     unrealized gain
     (loss) on
     investments.........      2,076      1,658,520      --        1,542,928
                           ----------   -----------   ---------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $63,353    $ 1,984,243    $404,912   $2,017,158
                           ----------   -----------   ---------   -----------
                           ----------   -----------   ---------   -----------

* From inception, August 9, 1996, to December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPITAL         MORTGAGE                 INTERNATIONAL     DIVIDEND     INTERNATIONAL
                             APPRECIATION     SECURITIES      INDEX     OPPORTUNITIES        AND         ADVISERS        SMALL
                                 FUND            FUND         FUND           FUND        GROWTH FUND       FUND       COMPANY FUND
                             SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT*
                           ----------------   -----------   ---------   --------------   -----------   ------------   ------------
INVESTMENT INCOME:
  Dividends..............     $  100,190        $24,643     $ 56,990       $75,641       $  128,284       $33,540         $ 1
                           ----------------   -----------   ---------   --------------   -----------   ------------       ---
    Net investment income
     (loss)..............        100,190         24,643       56,990        75,641          128,284       33,540            1
                           ----------------   -----------   ---------   --------------   -----------   ------------       ---
CAPITAL GAINS INCOME.....        542,857         --           18,617        46,012           41,509       28,341        --
                           ----------------   -----------   ---------   --------------   -----------   ------------       ---
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         (2,788)          (687)       3,838           (26)            (280)          38        --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      2,060,719            577      523,283       366,466          967,296       22,219           64
                           ----------------   -----------   ---------   --------------   -----------   ------------       ---
    Net realized and
     unrealized gain
     (loss) on
     investments.........      2,057,931           (110)     527,121       366,440          967,016       22,257           64
                           ----------------   -----------   ---------   --------------   -----------   ------------       ---
  Net increase (decrease)
   in net assets
   resulting from
   operations............     $2,700,978        $24,533     $602,728       $488,093      $1,136,809       $84,138         $65
                           ----------------   -----------   ---------   --------------   -----------   ------------       ---
                           ----------------   -----------   ---------   --------------   -----------   ------------       ---

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Separate Account Five
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                         MONEY
                           BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                          SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                          -----------  ------------  -------------  -------------
OPERATIONS:
  Net investment income
   (loss)................ $   61,277   $    140,710  $     404,912   $   357,873
  Capital gains income...     --            185,013       --             116,357
  Net realized gain
   (loss) on security
   transactions..........       (451)           524       --                 415
  Net unrealized
   appreciation
   (depreciation) of
   investments during
   the period............      2,527      1,657,996       --           1,542,513
                          -----------  ------------  -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     63,353      1,984,243        404,912     2,017,158
                          -----------  ------------  -------------  -------------
UNIT TRANSACTIONS:
  Purchases..............     --                 29     68,474,293        17,409
  Net transfers..........  1,407,699      9,799,913    (59,831,330)   15,943,206
  Surrenders.............    (40,106)      (233,750)      (203,050)     (281,648)
  Net loan withdrawals...     --            (71,384)    (1,787,588)      (82,526)
  Cost of insurance and
   other fees............     (5,636)       (53,381)       (82,442)      (79,595)
                          -----------  ------------  -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........  1,361,957      9,441,427      6,569,883    15,516,846
                          -----------  ------------  -------------  -------------
  Total increase
   (decrease) in net
   assets................  1,425,310     11,425,670      6,974,795    17,534,004
NET ASSETS:
  Beginning of period....    306,291      3,843,811      4,656,869     4,002,861
                          -----------  ------------  -------------  -------------
  End of period.......... $1,731,601   $ 15,269,481  $  11,631,664   $21,536,865
                          -----------  ------------  -------------  -------------
                          -----------  ------------  -------------  -------------

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION, JANUARY 10, 1995, TO DECEMBER 31,
  1995

                                                         MONEY
                           BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                          SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                          -----------  ------------  -------------  -------------
OPERATIONS:
  Net investment income
   (loss)................ $    5,592   $     24,153  $      74,755   $    40,874
  Capital gains income...     --                403       --                 120
  Net realized gain
   (loss) on security
   transactions..........        275            (94)      --                (649)
  Net unrealized
   appreciation
   (depreciation) of
   investments during
   the period............      7,044        221,539       --             190,815
                          -----------  ------------  -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     12,911        246,001         74,755       231,160
                          -----------  ------------  -------------  -------------
UNIT TRANSACTIONS:
  Purchases..............     --            --          23,888,562       --
  Net transfers..........    306,533      3,642,384    (18,864,634)    3,814,765
  Surrenders.............    (12,757)       (33,294)       (48,453)      (36,276)
  Net loan withdrawals...     --             (5,495)      (372,799)      --
  Cost of insurance and
   other fees............       (396)        (5,785)       (20,562)       (6,788)
                          -----------  ------------  -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    293,380      3,597,810      4,582,114     3,771,701
                          -----------  ------------  -------------  -------------
  Total increase
   (decrease) in net
   assets................    306,291      3,843,811      4,656,869     4,002,861
NET ASSETS:
  Beginning of period....     --            --            --             --
                          -----------  ------------  -------------  -------------
  End of period.......... $  306,291   $  3,843,811  $   4,656,869   $ 4,002,861
                          -----------  ------------  -------------  -------------
                          -----------  ------------  -------------  -------------

 * From inception, August 1, 1996, to December 31, 1996.
** From inception, March 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPITAL          MORTGAGE                     INTERNATIONAL     DIVIDEND AND  INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND   ADVISERS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                          -----------------  ---------------  -----------  ------------------  ------------  --------------
OPERATIONS:
  Net investment income
   (loss)................    $   100,190        $ 24,643      $   56,990       $   75,641      $   128,284     $   33,540
  Capital gains income...        542,857         --               18,617           46,012           41,509         28,341
  Net realized gain
   (loss) on security
   transactions..........         (2,788)           (687)          3,838              (26)            (280)            38
  Net unrealized
   appreciation
   (depreciation) of
   investments during
   the period............      2,060,719             577         523,283          366,466          967,296         22,219
                          -----------------  ---------------  -----------  ------------------  ------------  --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      2,700,978          24,533         602,728          488,093        1,136,809         84,138
                          -----------------  ---------------  -----------  ------------------  ------------  --------------
UNIT TRANSACTIONS:
  Purchases..............             29         --               --             --                --             --
  Net transfers..........     14,180,908         513,118       4,159,498        5,005,094        7,624,232      1,187,324
  Surrenders.............       (360,928)        (14,119)        (66,581)        (107,782)        (155,061)       (10,618)
  Net loan withdrawals...        (88,831)             (1)        (65,105)         (24,312)         (39,663)        (7,147)
  Cost of insurance and
   other fees............        (88,601)         (2,230)        (18,114)         (23,891)         (32,690)        (4,435)
                          -----------------  ---------------  -----------  ------------------  ------------  --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     13,642,577         496,768       4,009,698        4,849,109        7,396,818      1,165,124
                          -----------------  ---------------  -----------  ------------------  ------------  --------------
  Total increase
   (decrease) in net
   assets................     16,343,555         521,301       4,612,426        5,337,202        8,533,627      1,249,262
NET ASSETS:
  Beginning of period....      7,511,658         159,788         643,432        1,329,071        1,758,000        157,633
                          -----------------  ---------------  -----------  ------------------  ------------  --------------
  End of period..........    $23,855,213        $681,089      $5,255,858       $6,666,273      $10,291,627     $1,406,895
                          -----------------  ---------------  -----------  ------------------  ------------  --------------
                          -----------------  ---------------  -----------  ------------------  ------------  --------------

                               CAPITAL          MORTGAGE                     INTERNATIONAL     DIVIDEND AND  INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND   ADVISERS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT**
                          -----------------  ---------------  -----------  ------------------  ------------  --------------
OPERATIONS:
  Net investment income
   (loss)................    $    17,693        $  4,015      $    4,467       $    4,790      $    13,879     $    3,923
  Capital gains income...            541         --                    4               92          --             --
  Net realized gain
   (loss) on security
   transactions..........          1,253             105             (49)              20              425            301
  Net unrealized
   appreciation
   (depreciation) of
   investments during
   the period............        215,241           2,911          37,902           59,577          143,200          4,932
                          -----------------  ---------------  -----------  ------------------  ------------  --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        234,728           7,031          42,324           64,479          157,504          9,156
                          -----------------  ---------------  -----------  ------------------  ------------  --------------
UNIT TRANSACTIONS:
  Purchases..............       --               --               --             --                --             --
  Net transfers..........      7,349,141         165,306         617,882        1,282,924        1,624,852        160,888
  Surrenders.............        (45,663)        (12,284)        (15,806)         (16,386)         (21,482)       (12,083)
  Net loan withdrawals...        (16,773)        --                  (36)        --                    (36)           (34)
  Cost of insurance and
   other fees............         (9,775)           (265)           (932)          (1,946)          (2,838)          (294)
                          -----------------  ---------------  -----------  ------------------  ------------  --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      7,276,930         152,757         601,108        1,264,592        1,600,496        148,477
                          -----------------  ---------------  -----------  ------------------  ------------  --------------
  Total increase
   (decrease) in net
   assets................      7,511,658         159,788         643,432        1,329,071        1,758,000        157,633
NET ASSETS:
  Beginning of period....       --               --               --             --                --             --
                          -----------------  ---------------  -----------  ------------------  ------------  --------------
  End of period..........    $ 7,511,658        $159,788      $  643,432       $1,329,071      $ 1,758,000     $  157,633
                          -----------------  ---------------  -----------  ------------------  ------------  --------------
                          -----------------  ---------------  -----------  ------------------  ------------  --------------

                              SMALL
                           COMPANY FUND
                           SUB-ACCOUNT*
                           ------------
OPERATIONS:
  Net investment income
   (loss)................    $     1
  Capital gains income...     --
  Net realized gain
   (loss) on security
   transactions..........     --
  Net unrealized
   appreciation
   (depreciation) of
   investments during
   the period............         64
                           ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         65
                           ------------
UNIT TRANSACTIONS:
  Purchases..............      1,000
  Net transfers..........     10,337
  Surrenders.............     --
  Net loan withdrawals...     --
  Cost of insurance and
   other fees............     --
                           ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     11,337
                           ------------
  Total increase
   (decrease) in net
   assets................     11,402
NET ASSETS:
  Beginning of period....     --
                           ------------
  End of period..........    $11,402
                           ------------
                           ------------
OPERATIONS:
  Net investment income
   (loss)................
  Capital gains income...
  Net realized gain
   (loss) on security
   transactions..........
  Net unrealized
   appreciation
   (depreciation) of
   investments during
   the period............
  Net increase (decrease)
   in net assets
   resulting from
   operations............
UNIT TRANSACTIONS:
  Purchases..............
  Net transfers..........
  Surrenders.............
  Net loan withdrawals...
  Cost of insurance and
   other fees............
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........
  Total increase
   (decrease) in net
   assets................
NET ASSETS:
  Beginning of period....
  End of period..........

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT FIVE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1996

 1.  ORGANIZATION:

    Separate Account Five (the Account) is a separate investment account within ITT Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividends and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Hartford mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1996.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contractholders' accounts in accordance with the terms of the contracts.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT FIVE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets and liabilities of ITT Hartford Life and Annuity Insurance Company Separate Account Five (the Account) as of December 31, 1996, and the related statement of operations for the year then ended and statements of changes in net assets for the year ended December 31, 1996 and the period from inception, January 10, 1995, to December 31, 1995. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ITT Hartford Life and Annuity Insurance Company Separate Account Five as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for the year ended December 31, 1996 and the period from inception, January 10, 1995, to December 31, 1995, in conformity with generally accepted accounting principles.
                                                             ARTHUR ANDERSEN LLP
 Hartford, Connecticut
 February 14, 1997

--------------------------------------------------------------------------------
 HARTFORD BOND FUND, INC.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

  PRINCIPAL                                      MARKET
   AMOUNT                                         VALUE
 -----------                                  -------------
 U.S. TREASURIES & FEDERAL AGENCIES -- 37.9%
              U.S. TREASURY NOTES -- 17.1%
 $ 5,100,000    5.00% due 02/15/99..........  $   5,005,971
   6,100,000    5.00% due 01/31/98..........      6,039,000
   2,000,000    5.88% due 08/15/98..........      1,997,500
   4,700,000    5.88% due 10/31/98..........      4,694,125
   3,000,000    5.88% due 02/15/04..........      2,921,250
   1,000,000    6.00% due 08/31/97..........      1,000,938
   4,000,000    6.00% due 05/31/98..........      4,002,500
   4,000,000    6.13% due 08/31/98..........      4,011,252
     750,000    6.25% due 05/31/00..........        753,281
   3,300,000    6.25% due 07/31/98..........      3,315,470
   1,000,000    6.75% due 05/31/99..........      1,016,875
   6,000,000    6.75% due 06/30/99..........      6,105,000
   2,450,000    6.88% due 07/31/99..........      2,499,767
   8,000,000    6.88% due 08/31/99..........      8,165,000
   5,900,000    6.88% due 05/15/06..........      6,082,534
     750,000    7.00% due 07/15/06..........        779,297
   4,900,000    7.25% due 02/15/98..........      4,965,846
   4,500,000    7.50% due 10/31/99..........      4,667,346
     600,000    7.88% due 11/15/04..........        654,750
                                              -------------
                                                 68,677,702
                                              -------------
              U.S. TREASURY BONDS -- 10.7%
   5,800,000    6.50% due 11/15/26..........      5,691,250
   2,500,000    6.75% due 08/15/26..........      2,517,188
   6,000,000    6.88% due 08/15/25..........      6,114,378
   3,900,000    8.13% due 08/15/19..........      4,506,938
  17,350,000    8.75% due 05/15/17..........     21,156,156
   2,500,000    8.88% due 08/15/17..........      3,085,938
                                              -------------
                                                 43,071,848
                                              -------------
              U.S. TREASURY STRIPS -- 3.0%
   9,900,000    10.75% due 02/15/03.........     12,118,224
                                              -------------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION -- 7.1%
              Pass-Throughs
  22,211,776    6.00% due 01/25/12 -
                05/01/26....................     21,292,988
   4,574,991    6.50% due 09/01/10 -
                01/11/11....................      4,492,069
              Multifamily Dus
   2,971,991    6.48% due 12/01/05..........      2,926,639
                                              -------------
                                                 28,711,696
                                              -------------
              Total U.S. treasuries &
                Federal agencies............  $ 152,579,470
                                              -------------
                                              -------------
 CORPORATE BONDS AND NOTES -- 40.8%
              CABLE -- 4.4%
              Continental Cablevision, Inc.
   1,000,000    9.50% due 08/01/13..........  $   1,146,727
              Lenfest Communications
   1,000,000    8.38% due 11/01/05..........        966,250
              Rogers Cablesystems
   4,000,000    9.63% due 08/01/02..........      4,180,000
              Rogers Cablesystems
   1,000,000    10.00% due 12/01/07.........      1,055,000
              TCI Communications, Inc.
   5,000,000    7.88% due 02/15/26..........      4,324,975
              Tele-Communications, Inc.
   5,000,000    6.58% due 02/15/05..........      4,992,760
              Tele-Communications, Inc.
   1,000,000    8.65% due 09/15/04..........      1,023,856
                                              -------------
                                                 17,689,568
                                              -------------
              CONSUMER SERVICES -- 0.7%
              ADT Operations
   2,665,000    8.25% due 08/01/00..........      2,781,676
                                              -------------
              ENERGY & SERVICES -- 2.5%
              Tenneco, Inc.
   6,850,000    8.20% due 11/15/99..........      7,166,943

  PRINCIPAL                                      MARKET
   AMOUNT                                         VALUE
 -----------                                  -------------
 CORPORATE BONDS AND NOTES -- (CONTINUED)
              ENERGY & SERVICES --
              (CONTINUED)
              Union Oil Co. of California
 $ 2,500,000    9.38% due 02/15/11..........  $   2,985,320
                                              -------------
                                                 10,152,263
                                              -------------
              FINANCIAL SERVICES -- 16.4%
              Ahmanson (H.F.) & Co.
   5,500,000    6.35% due 09/01/98..........      5,517,699
              American Reinsurance
   5,000,000    7.45% due 12/15/26..........      4,979,963
              Bank of New York Co, Inc.
   3,000,000    7.63% due 07/15/02..........      3,123,855
              Capital Holding Corp.
   4,800,000    0.00% due 02/07/97..........      4,946,880
              Charles Schwab Corp.
   3,000,000    6.63% due 08/04/98..........      3,018,387
              Chase Manhattan Corp.
   3,000,000    7.75% due 11/01/99..........      3,103,386
              Ford Motor Credit Co.
   3,000,000    7.75% due 11/15/02..........      3,131,031
              General Motors Acceptance
              Corp.
   4,000,000    5.88% due 01/12/99..........      3,976,500
              Lehman Brothers Inc.
   3,000,000    10.00% due 05/15/99.........      3,217,902
              Lehman Brothers Inc.
  10,125,000    7.36% due 12/15/03..........     10,239,097
              Massachusetts Mutual Life
              Insurance Co.
  11,750,000    7.63% due 11/15/23..........     11,758,930
              Mellon Financial Co.
   4,000,000    6.30% due 06/01/00..........      3,978,708
              Phoenix Home Life
   2,750,000    6.95% due 12/01/06*.........      2,708,442
              Salomon Brothers Inc.
   2,500,000    7.00% due 01/20/98..........      2,519,213
                                              -------------
                                                 66,219,993
                                              -------------
              GAMING -- 2.0%
              Grand Casinos
   5,000,000    10.13% due 12/01/03.........      5,050,000
              Trump Atlantic
   3,000,000    11.25% due 05/01/06.........      2,970,000
                                              -------------
                                                  8,020,000
                                              -------------
              HOME BUILDING -- 0.5%
              U.S. Home Corp.
   2,000,000    7.95% due 03/01/01..........      1,952,332
                                              -------------
              INDUSTRIAL MATERIALS -- 1.0%
              Acetex Corp.
   1,000,000    9.75% due 10/01/03..........        987,500
              Borden Chemical
   1,000,000    9.50% due 05/01/05..........      1,027,500
              Newport News*
   2,000,000    8.63% due 12/01/06..........      2,045,000
                                              -------------
                                                  4,060,000
                                              -------------
              MEDIA & SERVICES -- 2.2%
              Paramount Communications
   3,000,000    8.25% due 08/01/22..........      2,814,204
              Turner Broadcasting
   5,900,000    7.40% due 02/01/04..........      5,870,600
                                              -------------
                                                  8,684,804
                                              -------------
              MINING & METALS -- 0.5%
              Freeport-McMoran, Inc.
   1,900,000    8.75% due 02/15/04..........      1,974,149
                                              -------------
              PAPER & FOREST PRODUCTS --
              1.3%
              Buckeye Cellulos
   3,000,000    9.25% due 09/15/08..........      3,090,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  PRINCIPAL                                      MARKET
   AMOUNT                                         VALUE
 -----------                                  -------------
 CORPORATE BONDS AND NOTES -- (CONTINUED)
              PAPER & FOREST PRODUCTS --
              (CONTINUED)
              Georgia-Pacific Corp.
 $ 2,000,000    9.85% due 06/15/97..........  $   2,034,870
                                              -------------
                                                  5,124,870
                                              -------------
              REAL ESTATE -- 1.9%
              Duke Realty LP
   5,000,000    7.25% due 09/22/02..........      5,047,045
              ERP Operating LP
   2,500,000    6.25% due 12/22/97..........      2,505,088
                                              -------------
                                                  7,552,133
                                              -------------
              RETAIL -- 1.7%
              K Mart Corp.
   5,000,000    8.96% due 12/10/19..........      4,312,500
              Stop and Shop Companies, Inc.
   2,150,000    9.75% due 02/01/02..........      2,399,467
                                              -------------
                                                  6,711,967
                                              -------------
              TECHNOLOGY -- 0.4%
              Digital Equipment Corp.
   2,000,000    7.75% due 04/01/23..........      1,751,266
                                              -------------
              TRANSPORTATION -- 0.6%
              Continental Airlines
   2,500,000    9.50% due 12/15/01..........      2,534,375
                                              -------------
              UTILITIES -- 4.7%
              Bell Telephone Co. of
              Pennsylvania
   3,000,000    8.35% due 12/15/30..........      3,580,797
              Chesapeake & Potomac Telephone
              Co.
   1,500,000    8.30% due 08/01/31..........      1,683,957
              El Paso Electric Co.
   2,000,000    9.40% due 05/01/11..........      2,140,000
              El Paso Electric Co.
   1,000,000    8.90% due 02/01/06..........      1,055,000
              Long Island Lighting Co.
   1,835,000    7.63% due 04/15/98..........      1,851,632
              Niagara Mohawk First Mortgage
   2,000,000    7.75% due 05/15/06..........      1,871,632
              Public Service EI-MBIA
   7,000,000    6.75% due 01/01/16..........      6,593,769
                                              -------------
                                                 18,776,787
                                              -------------
              Total corporate bonds and
                notes.......................  $ 163,986,183
                                              -------------
                                              -------------
 FOREIGN/YANKEE BONDS AND NOTES -- 9.8%
              FOREIGN CORPORATIONS -- 4.2%
              Abbey National First
              Capital-Yankee
   7,575,000    8.20% due 10/15/04..........  $   8,136,467
              Societe Generale
   3,490,000    9.88% due 07/15/03..........      4,009,315
              Southern Investments UK PLC
   5,000,000    6.80% due 12/01/06..........      4,894,140
                                              -------------
                                                 17,039,922
                                              -------------
              FOREIGN GOVERNMENTS -- 5.6%
              Banco Nacional Com Ext
   5,000,000    7.25% due 02/02/04..........      4,467,500
              KFW International Finance Inc.
   5,000,000    7.00% due 03/01/13..........      4,994,570
              Province of Manitoba Debenture
   5,000,000    9.63% due 12/01/18..........      6,296,300
              Quebec Province
   4,000,000    9.13% due 03/01/00..........      4,314,448
              Quebec Province
   2,400,000    7.13% due 02/09/24..........      2,292,096
                                              -------------
                                                 22,364,914
                                              -------------
              Total foreign/yankee bonds and
                notes.......................  $  39,404,836
                                              -------------
                                              -------------
  PRINCIPAL                                      MARKET
   AMOUNT                                         VALUE
 -----------                                  -------------
 ASSET-BACKED SECURITIES -- 3.5%
              FOREIGN GOVERNMENTS --
              (CONTINUED)
              Chemical Master Credit Card
              Trust
              Series 96-1, Class A
 $11,400,000    5.55% due 09/15/03..........  $  11,077,380
              Oakwood Mortgage Investors,
              Inc.
              Series 94-A, Class B1
   3,023,857    8.40% due 02/15/15..........      3,064,546
                                              -------------
              Total asset-backed
                securities..................  $  14,141,926
                                              -------------
                                              -------------
 SUPRANATIONAL -- 2.0%
              Interamer Development Bank
   7,400,000    8.50% due 05/01/01..........  $   7,992,881
                                              -------------
                                              -------------
 ENHANCED EQUIPMENT TRUST CERTIFICATES -- 1.9%
              Norwest Airlines Trust Series
              2
   2,472,000    11.30% due 06/21/14.........  $   3,009,257
              U.S. Air Inc. Series Class A
   4,870,190    6.76% due 04/15/08..........      4,741,665
                                              -------------
                                              $   7,750,922
                                              -------------
                                              -------------
 SHORT-TERM SECURITIES -- 7.3%
              COMMERCIAL PAPER -- 2.5%
              Houston Industries Financial
   5,000,000    6.15% due 01/02/97..........  $   4,999,146
              Houston Lighting & Power
   5,000,000    6.00% due 01/03/97..........      4,998,333
                                              -------------
                                                  9,997,479
                                              -------------
              REPURCHASE AGREEMENT -- 4.8%
  19,391,000  Interest in $108,163,000 joint
                repurchase agreement dated
                12/31/96 with State Street
                Bank 6.70% due 01/02/97;
                maturity amount $19,398,218;
                (Collateralized by
                $53,860,000 U.S. Treasury
                Note 7.5% due 02/15/05 and
                $54,303,000 U.S. Treasury
                Note 8.875% due 08/15/17)...     19,391,000
                                              -------------
              Total short-term securities...  $  29,388,479
                                              -------------
                                              -------------
DIVERSIFICATION OF ASSETS:
Total U.S. treasuries & Federal agencies
  (cost $151,466,093)........................   37.9 %  $152,579,470
Total corporate bonds and notes (cost
  $171,455,212)..............................   40.8     163,986,183
Total foreign/yankee bonds and notes (cost
  $30,232,722)...............................    9.8      39,404,836
Total asset-backed securities (cost
  $13,836,082)...............................    3.5      14,141,926
Total supranational (cost $7,899,616)........    2.0       7,992,881
Total enhanced equipment trust certificates
  (cost $7,645,763)..........................    1.9       7,750,922
Total short-term securities (cost
  $29,388,479)...............................    7.3      29,388,479
                                               ------   ------------
Total investment in securities
  (Identified cost $411,923,967).............  103.2     415,244,697
Excess of liabilities over cash and
  receivables................................   (3.2 )   (12,696,897)
                                               ------   ------------
Net assets (applicable to $1.00 per share
  based on 402,874,209 shares outstanding)...  100.0 %  $402,547,800
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.10 per share; authorized
  800,000,000 shares; outstanding 402,874,209
  shares.............................................   $ 40,287,421
Capital surplus......................................    367,142,717
Undistributed net investment income..................          6,188
Undistributed net realized loss on investments.......     (8,209,256)
Unrealized appreciation of investments...............      3,320,730
                                                        ------------
Net assets, applicable to shares outstanding.........   $402,547,800
                                                        ------------
                                                        ------------

* Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD STOCK FUND, INC.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                                  MARKET
   SHARES                                          VALUE
 -----------                                  ---------------
 COMMON STOCKS -- 95.0%
              AEROSPACE & DEFENSE -- 3.8%
     700,000  Boeing Co.....................  $    74,462,500
     587,000  United Technologies Corp......       38,742,000
                                              ---------------
                                                  113,204,500
                                              ---------------
              BUSINESS SERVICES -- 0.8%
     400,000  Fluor Corp....................       25,100,000
                                              ---------------
              COMMUNICATIONS EQUIPMENT --
              3.0%
    *280,000  Cisco Systems, Inc............       17,815,000
     545,000  General Motors Corp. Class
                H...........................       30,656,250
     343,529  Lucent Technologies, Inc......       15,888,216
     430,000  Motorola, Inc.................       26,391,250
                                              ---------------
                                                   90,750,716
                                              ---------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 3.9%
     580,000  Adaptec, Inc..................       23,200,000
     300,000  International Business
                Machines Corp...............       45,300,000
     900,000  Xerox Corp....................       47,362,500
                                              ---------------
                                                  115,862,500
                                              ---------------
              CONSUMER DURABLES -- 0.7%
     400,000  Goodyear Tire & Rubber Co.....       20,550,000
                                              ---------------
              CONSUMER NON-DURABLES -- 4.9%
     250,000  Colgate Palmolive Co..........       23,062,500
     205,000  Gillette Co...................       15,938,750
     310,000  Kimberly-Clark Corp...........       29,527,500
     300,000  NIKE, Inc. Class B............       17,925,000
     550,000  Proctor & Gamble Co...........       59,125,000
                                              ---------------
                                                  145,578,750
                                              ---------------
              CONSUMER SERVICES -- 3.5%
     374,548  Autotote (Unregistered
                Shares).....................          323,048
      80,000  Circus Circus Enterprises.....        2,750,000
     160,000  Hasbro, Inc...................        6,220,000
   1,560,000  McDonalds Corp................       70,590,000
   1,207,600  Mirage Resorts................       26,114,350
                                              ---------------
                                                  105,997,398
                                              ---------------
              ELECTRONICS -- 5.3%
   1,225,000  General Electric Co...........      121,121,875
     285,000  Intel Corp....................       37,317,188
                                              ---------------
                                                  158,439,063
                                              ---------------
              ENERGY & SERVICES -- 10.3%
     530,000  Amoco Corp....................       42,665,000
     500,000  Chevron Corp..................       32,500,000
     640,000  Exxon Corp....................       62,720,000
     400,000  Repsol S.A. ADR...............       15,250,000
     370,000  Royal Dutch Petroleum Co......       63,177,500
     410,000  Schlumberger Ltd..............       40,948,750
     379,783  Total S.A. ADR................       15,286,266
     578,778  Union Pacific Resources Group,
                Inc.........................       16,929,257
     440,000  Unocal Corp...................       17,875,000
                                              ---------------
                                                  307,351,773
                                              ---------------
              FINANCIAL SERVICES -- 15.5%
     255,000  Ace Ltd.......................       15,331,875
     790,000  Allstate Corp.................       45,721,250
     890,000  American Express Co...........       50,285,000
     300,000  American International Group,
                Inc.........................       32,475,000

   SHARES                                         MARKET
 -----------                                       VALUE
                                              ---------------
              FINANCIAL SERVICES --
              (CONTINUED)
    *350,000  Associates First Capital Co.
                Class A.....................  $    15,443,750
     171,200  Bank of Boston Corp...........       10,999,600
     670,000  Citicorp......................       69,010,000
     185,000  First Bank System, Inc........       12,626,250
     310,000  Marsh & McLennan Co...........       32,240,000
     570,000  Merrill Lynch & Co., Inc......       46,455,000
     380,000  NationsBank Corp..............       37,145,000
     500,000  State Street Boston Corp......       32,250,000
   1,420,000  Travelers Group, Inc. (The)...       64,432,500
                                              ---------------
                                                  464,415,225
                                              ---------------
              FOOD, BEVERAGE & TOBACCO --
              1.8%
     260,000  Kellogg Co....................       17,062,500
     950,000  Sara Lee Corp.................       35,387,500
                                              ---------------
                                                   52,450,000
                                              ---------------
              FOREIGN STOCKS - JAPAN -- 1.2%
     315,000  Eisai Co. Ltd.................        6,187,645
     250,000  Fuji Bank Ltd.................        3,640,045
     300,000  Matsushita Electric Industrial
                Co..........................        4,884,983
     300,000  Nomura Securities Co. Ltd.....        4,497,286
     260,000  Sankyo Co. Ltd................        7,347,290
     250,000  Sanwa Bank Ltd................        3,403,119
     300,000  Takeda Chemical Industries
                Ltd.........................        6,280,692
                                              ---------------
                                                   36,241,060
                                              ---------------
              HEALTH CARE -- 14.0%
     820,000  Abbott Laboratories...........       41,615,000
     750,000  American Home Products
                Corp........................       43,968,750
     310,000  Bristol-Myers Squibb Co.......       33,712,500
     525,000  Columbia/HCA Healthcare
                Corp........................       21,393,750
     835,000  Johnson & Johnson.............       41,541,250
     660,000  Merck & Co., Inc..............       52,305,000
     450,000  Pfizer, Inc...................       37,293,750
     605,000  Pharmacia & Upjohn, Inc.......       23,973,125
     460,000  Rhone-Poulenc S.A. ADR........       15,582,500
     590,000  SmithKline Beecham PLC ADR....       40,120,000
    *630,000  Tenet Healthcare Corp.........       13,781,250
     471,400  Vencor, Inc...................       14,908,025
     500,000  Warner-Lambert Co.............       37,500,000
                                              ---------------
                                                  417,694,900
                                              ---------------
              INDUSTRIAL MATERIALS -- 5.7%
     185,000  Aluminum Company of America...       11,793,750
     600,000  Crown Cork & Seal, Inc........       32,625,000
     530,000  Dow Chemical Co...............       41,538,750
     290,000  du Pont (ei) de Nemours &
                Co..........................       27,368,750
     335,000  International Paper Co........       13,525,625
     645,000  Phelps Dodge Corp.............       43,537,500
                                              ---------------
                                                  170,389,375
                                              ---------------
              MANUFACTURING -- 2.2%
     426,000  Caterpillar, Inc..............       32,056,500
     255,000  Ingersoll-Rand Co.............       11,347,500
     280,000  Minnesota Mining &
                Manufacturing Co............       23,205,000
                                              ---------------
                                                   66,609,000
                                              ---------------
              MEDIA & SERVICES -- 4.0%
     810,000  Gannett Co., Inc..............       60,648,750
     764,437  Gaylord Entertainment Class
                A...........................       17,486,496
  *1,225,000  Viacom, Inc. Class B..........       42,721,875
                                              ---------------
                                                  120,857,121
                                              ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SHARES                                         MARKET
 -----------                                       VALUE
                                              ---------------
 COMMON STOCKS -- (CONTINUED)
              RETAIL -- 5.6%
     450,000  CVS Corp......................  $    18,618,750
     585,000  Home Depot, Inc. (The)........       29,323,125
     300,000  Saks Holding, Inc.............        8,100,000
     660,000  Sears, Roebuck & Co...........       30,442,500
    *650,000  Toys "R" Us, Inc..............       19,500,000
   2,720,000  Wal-Mart Stores, Inc..........       62,220,000
                                              ---------------
                                                  168,204,375
                                              ---------------
              SOFTWARE & SERVICES -- 5.1%
     250,000  Automatic Data Processing
                Inc.........................       10,718,750
    *315,000  Computer Sciences Corp........       25,869,375
    *825,000  Electronic Data Systems
                Corp........................       35,681,250
     840,000  First Data Corp...............       30,660,000
    *450,000  Microsoft Corp................       37,181,250
    *300,000  Oracle Systems Corp...........       12,525,000
                                              ---------------
                                                  152,635,625
                                              ---------------
              TRANSPORTATION -- 2.0%
   1,300,000  Southwest Airlines Co.........       28,762,500
     300,000  Toyota Motor Corp.............        8,606,875
     400,000  Union Pacific Corp............       24,050,000
                                              ---------------
                                                   61,419,375
                                              ---------------
              UTILITIES -- 1.7%
     900,000  SBC Communications, Inc.......       46,575,000
      80,000  Texas Utilities Co............        3,260,000
                                              ---------------
                                                   49,835,000
                                              ---------------
              Total common stocks...........  $ 2,843,585,756
                                              ---------------
                                              ---------------
  PRINCIPAL                                       MARKET
   AMOUNT                                          VALUE
 -----------                                  ---------------
 SHORT-TERM SECURITIES -- 4.9%

              REPURCHASE AGREEMENT
 $88,781,000  Interest in $399,594,000 joint
                repurchase agreement dated
                12/31/96 with State Street
                Bank 6.7693% due 01/02/97;
                maturity amount $88,814,388
                (Collateralized by
                $218,2121,000 U.S. Treasury
                Note 6.25% due 06/30/98 and
                $280,160,000 U.S. Treasury
                Strip (principal) 0% due
                05/15/19)...................  $    88,781,000
  56,753,000  Interest in $300,000,000 joint
                repurchase agreement dated
                12/31/96 with First Boston
                6.75% due 01/02/97; maturity
                amount $56,774,282;
                (Collaterlized by
                $301,035,000 U.S. Treasury
                Note 6.25% due 10/31/01)....       56,753,000
                                              ---------------
              Total short-term securities...  $   145,534,000
                                              ---------------
                                              ---------------

 DIVERSIFICATION OF ASSETS:
 Total common stocks (cost $2,174,279,133)....   95.0 %  $2,843,585,756
 Total short-term securities (cost
   $145,534,000)..............................    4.9       145,534,000
                                                ------   --------------
 Total investment in securities
   (Identified cost $2,319,813,134)...........   99.9     2,989,119,756
 Excess of cash and receivables over
   liabilities................................    0.1         5,088,835
                                                ------   --------------
 Net assets (applicable to $4.14271 per share
   based on 722,765,582 shares outstanding)...  100.0%   $2,994,208,591
                                                ------   --------------
                                                ------   --------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; authorized
   2,000,000,000 shares; outstanding 722,765,582
   shares.............................................   $   72,276,558
 Capital surplus......................................    2,090,786,868
 Undistributed net investment income..................          197,231
 Undistributed net realized gain on investments.......      161,641,312
 Unrealized appreciation of investments...............      669,306,622
                                                         --------------
 Net assets, applicable to shares outstanding.........   $2,994,208,591
                                                         --------------
                                                         --------------

 * Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HVA MONEY MARKET FUND, INC.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                                     AMORTIZED
  PRINCIPAL                                           COST AND
   AMOUNT                                              VALUE
 -----------                                       --------------
 SHORT-TERM SECURITIES -- 86.7%
              COMMERCIAL PAPER -- 73.6%
              A T & T Corp.
 $10,000,000    5.35% due 03/03/97...............  $    9,909,347
              Abbey National North America
  10,000,000    5.32% due 03/11/97...............       9,898,033
              American Home Products Corp.
  10,000,000    5.35% due 02/11/97...............       9,939,069
              American Home Products Corp.
   5,000,000    5.36% due 02/11/97...............       4,969,478
              Aristar Inc.
   5,000,000    5.37% due 02/19/97...............       4,963,454
              Bankers Trust Corp.
  10,000,000    5.29% due 05/30/97...............       9,781,053
              Bankers Trust Corp.
   5,000,000    5.34% due 06/04/97...............       4,885,783
              BFCE U.S. Finance Corp.
  10,000,000    5.36% due 01/07/97...............       9,991,067
              Bradford & Bingley Building Society
  10,000,000    5.32% due 04/14/97...............       9,847,789
              Countrywide Home Loan
   5,000,000    5.44% due 01/13/97...............       4,990,933
              Countrywide Home Loan
  10,000,000    5.35% due 01/08/97...............       9,989,597
              Daimler Benz N.A. Corp.
   5,000,000    5.62% due 02/19/97...............       4,961,753
              Daimler Benz N.A. Corp.
  10,000,000    5.62% due 02/19/97...............       9,923,506
              Dean Witter, Discover Co.
  10,000,000    5.38% due 01/02/97...............       9,998,506
              Eksportfinans A/S
   4,000,000    5.31% due 02/10/97...............       3,976,400
              Electronic Data Systems Corp.
   5,000,000    5.30% due 02/20/97...............       4,963,194
              Electronic Data Systems Corp.
  10,000,000    5.43% due 03/21/97...............       9,880,842
              Finova Capital Corp.
  10,000,000    5.39% due 01/29/97...............       9,958,078
              General Electric Capital Corp.
   5,000,000    5.61% due 02/03/97...............       4,974,288
              General Electric Capital Corp.
   5,000,000    5.55% due 01/15/97...............       4,989,208
              General Motors Acceptance Corp.
   5,000,000    5.62% due 01/21/97...............       4,984,389
              Goldman Sachs Group LP
  10,000,000    5.31% due 03/03/97...............       9,910,025
              Johnson Controls, Inc.
   5,000,000    5.39% due 01/24/97...............       4,982,782
              Johnson Controls, Inc.
  10,246,000    5.37% due 01/23/97...............      10,212,376
              Merrill Lynch & Co., Inc.
   5,000,000    5.33% due 03/10/97...............       4,949,661
              Merrill Lynch & Co., Inc.
  10,000,000    5.32% due 01/21/97...............       9,970,444
              Monsanto Co.
  10,100,000    5.31% due 01/10/97...............      10,086,592
              National Fuel Gas Co.
   9,700,000    5.38% due 01/06/97...............       9,692,752
              National Fuel Gas Co.
   5,000,000    5.35% due 02/12/97...............       4,968,792
              Nationwide Building Society
   5,000,000    5.63% due 02/27/97...............       4,955,429
              Nationwide Building Society
  10,000,000    5.36% due 01/24/97...............       9,965,756

                                                     AMORTIZED
  PRINCIPAL                                           COST AND
   AMOUNT                                              VALUE
 -----------                                       --------------
              COMMERCIAL PAPER -- (CONTINUED)
              Nordbanken North America
 $ 5,000,000    5.40% due 03/07/97...............  $    4,951,250
              Nordbanken North America
   5,000,000    5.36% due 05/12/97...............       4,902,478
              Nordbanken North America
   7,402,000    5.38% due 02/28/97...............       7,337,841
              NYNEX Corp.
  14,200,000    5.43% due 03/18/97...............      14,037,221
              Pacific Dunlop Asia Ltd.
   5,000,000    5.36% due 05/06/97...............       4,906,944
              Pacific Dunlop Asia Ltd.
   5,000,000    5.38% due 02/04/97...............       4,974,594
              Pacific Dunlop Ltd.
   5,000,000    5.48% due 02/28/97...............       4,955,856
              PHH Corp.
  10,000,000    5.38% due 01/13/97...............       9,982,067
              Rubbermaid Inc.
  10,000,000    5.34% due 04/01/97...............       9,866,500
              Sanwa Business Credit Corp.
   5,000,000    5.40% due 01/15/97...............       4,989,500
              Sanwa Business Credit Corp.
  10,000,000    5.52% due 01/15/97...............       9,978,533
              Sears Roebuck Acceptance Corp.
  10,000,000    5.32% due 03/19/97...............       9,886,211
              Sharp Electronics Corp.
  10,000,000    5.41% due 03/14/97...............       9,891,800
              Sharp Electronics Corp.
   5,000,000    5.30% due 02/14/97...............       4,967,611
              Sumitomo Bank, Ltd., NY Branch
   5,000,000    5.58% due 01/30/97...............       4,977,545
              Sumitomo Bank, Ltd., NY Branch
  10,000,000    5.47% due 02/24/97...............       9,917,950
              Svenska Handelsbanken Inc.
  15,000,000    5.42% due 03/24/97...............      14,814,817
              Tambrands, Inc.
   6,000,000    5.45% due 04/23/97...............       5,898,267
              Tambrands, Inc.
   9,000,000    5.34% due 04/29/97...............       8,842,470
              Transamerica Finance Group, Inc.
   7,000,000    5.41% due 01/30/97...............       6,969,494
              Westpac Capital Corp.
   5,000,000    5.38% due 02/07/97...............       4,972,353
                                                   --------------
              Total commercial paper.............     399,491,678
                                                   --------------
              U.S. GOVERNMENT & AGENCY
              OBLIGATIONS -- 1.9%
              U.S. Treasury Notes
  10,000,000    6.88% due 02/28/97...............      10,023,588
                                                   --------------
              REPURCHASE AGREEMENT -- 11.2%
  60,871,000  Interest in $108,163,000 joint
                repurchase agreement dated
                12/31/96 with State Street Bank
                6.70% due 01/02/97; maturity
                amount $60,893,658; (Collaterized
                by $53,860,000 U.S. Treasury Note
                7.5% due 02/15/05 and $54,303,000
                U.S. Treasury Note 8.875% due
                08/15/17)........................      60,871,000
                                                   --------------
              Total short-term securities........  $  470,386,266
                                                   --------------
                                                   --------------
 CORPORATE NOTES -- 11.9%
              American Honda Finance Corp.
   5,000,000    5.53% due 08/15/97...............       5,000,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     AMORTIZED
  PRINCIPAL                                           COST AND
   AMOUNT                                              VALUE
 -----------                                       --------------
 CORPORATE NOTES -- (CONTINUED)
              American Honda Corp.**
 $10,000,000    5.53% due 02/07/97...............  $    9,999,464
              Aristar, Inc.
  10,000,000    7.38% due 02/15/97...............      10,016,764
              Bear Stearns Companies, Inc.
   5,000,000    5.81% due 04/08/97...............       5,002,345
              Chrysler Financial Corp.
   4,000,000    5.86% due 07/31/97...............       4,004,078
              Commercial Credit Group, Inc.
   5,000,000    6.75% due 01/15/97...............       5,002,028
              General Motors Acceptance Corp.
   5,200,000    5.72% due 04/11/97...............       5,202,877
              General Motors Acceptance Corp.
   5,000,000    7.88% due 02/28/97...............       5,020,290
              Greyhound Financial Corp.
   5,000,000    8.25% due 03/11/97...............       5,020,333
              Wells Fargo
  10,200,000    5.59% due 09/05/97...............      10,205,359
                                                   --------------
              Total corporate notes..............  $   64,473,538
                                                   --------------
                                                   --------------

                                                           AMORTIZED
                                                            COST AND
                                                             VALUE
                                                         --------------
 DIVERSIFICATION OF ASSETS:
 Total short-term securities (cost
   $470,386,266)..............................   86.7%   $  470,386,266
 Total corporate notes (cost $64,473,538).....   11.9        64,473,538
                                                ------   --------------
 Total investment in securities
   (Identified cost $534,859,804)*............   98.6%      534,859,804
 Excess of cash and receivables over
   liabilities................................    1.4         7,725,772
                                                ------   --------------
 Net assets (applicable to $1.00 per share
   based on 542,585,576 shares outstanding)...  100.0%   $  542,585,576
                                                ------   --------------
                                                ------   --------------
 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; authorized
   800,000,000 shares; outstanding 542,585,576
   shares.............................................   $   54,258,558
 Capital surplus......................................      488,327,018
                                                         --------------
 Net assets, applicable to shares outstanding.........   $  542,585,576
                                                         --------------
                                                         --------------

 * Aggregate cost for Federal income tax purposes.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD ADVISERS FUND, INC.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                                  MARKET
   SHARES                                          VALUE
 -----------                                  ---------------
 COMMON STOCKS -- 65.8%
              AEROSPACE & DEFENSE -- 2.6%
     940,000  Boeing Co.....................  $    99,992,500
     833,000  United Technologies Corp......       54,978,000
                                              ---------------
                                                  154,970,500
                                              ---------------
              BUSINESS SERVICES -- 0.6%
     570,000  Fluor Corp....................       35,767,500
                                              ---------------
              COMMUNICATIONS EQUIPMENT --
              2.0%
    *350,000  Cisco Systems, Inc............       22,268,750
     730,000  General Motors Class H........       41,062,500
     487,746  Lucent Technologies Corp......       22,558,253
     550,000  Motorola, Inc.................       33,756,250
                                              ---------------
                                                  119,645,753
                                              ---------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 2.7%
     810,000  Adaptec, Inc..................       32,400,000
     400,000  International Business
                Machines Corp...............       60,400,000
   1,260,000  Xerox Corp....................       66,307,500
                                              ---------------
                                                  159,107,500
                                              ---------------
              CONSUMER DURABLES -- 0.5%
     550,000  Goodyear Tire & Rubber Co.....       28,256,250
                                              ---------------
              CONSUMER NON-DURABLES -- 3.2%
     350,000  Colgate Palmolive Co..........       32,287,500
     250,000  Gillette Co...................       19,437,500
     420,000  Kimberly-Clark Corp...........       40,005,000
     350,000  NIKE, Inc. Class B............       20,912,500
     700,000  Proctor & Gamble Co...........       75,250,000
                                              ---------------
                                                  187,892,500
                                              ---------------
              CONSUMER SERVICES -- 2.5%
     561,821  Autotote Unregistered
                Shares......................          484,571
     120,000  Circus Circus Enterprises.....        4,125,000
     240,000  Hasbro, Inc...................        9,330,000
   2,110,000  McDonalds Corp................       95,477,500
  *1,641,600  Mirage Resorts................       35,499,600
                                              ---------------
                                                  144,916,671
                                              ---------------
              ELECTRONICS -- 3.8%
   1,665,000  General Electric Corp.........      164,626,875
     450,000  Intel Corp....................       58,921,875
                                              ---------------
                                                  223,548,750
                                              ---------------
              ENERGY & SERVICES -- 7.1%
     750,000  Amoco Corp....................       60,375,000
     700,000  Chevron Corp..................       45,500,000
     885,000  Exxon Corp....................       86,730,000
     530,000  Repsol SA ADR.................       20,206,250
     480,000  Royal Dutch Petroleum Co......       81,960,000
     570,000  Schlumberger Ltd..............       56,928,750
     500,000  Total S.A. ADR................       20,125,000
     830,000  Union Pacific Resources Group,
                Inc.........................       24,277,500
     570,000  Unocal Corp...................       23,156,250
                                              ---------------
                                                  419,258,750
                                              ---------------
              FINANCIAL SERVICES -- 10.7%
     370,000  Ace Ltd.......................       22,246,250
   1,080,000  Allstate Corp.................       62,505,000
   1,230,000  American Express Co...........       69,495,000

   SHARES                                         MARKET
 -----------                                       VALUE
                                              ---------------
              FINANCIAL SERVICES --
              (CONTINUED)

     415,000  American International Group,
                Inc.........................  $    44,923,750
    *460,000  Associates First Capital Corp.
                Class A.....................       20,297,500
     251,300  Bank of Boston Corp...........       16,146,025
     850,000  Citicorp......................       87,550,000
     265,000  First Bank System, Inc........       18,086,250
     400,000  Marsh & McLennan Co...........       41,600,000
     800,000  Merrill Lynch & Co., Inc......       65,200,000
     550,000  NationsBank Corp..............       53,762,500
     600,000  State Street Boston Corp......       38,700,000
   1,900,000  Travelers Group, Inc. (The)...       86,212,500
                                              ---------------
                                                  626,724,775
                                              ---------------
              FOOD, BEVERAGE & TOBACCO --
              1.1%
     240,000  Kellogg Co....................       15,750,000
   1,300,000  Sara Lee Corp.................       48,425,000
                                              ---------------
                                                   64,175,000
                                              ---------------
              FOREIGN STOCKS - JAPAN -- 1.1%
     472,000  Eisai Co. Ltd.................        9,271,646
     375,000  Fuji Bank Ltd.................        5,460,067
     450,000  Matsushita Electric Industrial
                Co..........................        7,327,474
     450,000  Nomura Securities Co. Ltd.....        6,745,929
     400,000  Sankyo Co. Ltd................       11,303,523
     375,000  Sanwa Bank Ltd................        5,104,678
     370,000  Takeda Chemical Industries
                Ltd.........................        7,746,187
     450,000  Toyota Motor Corp.............       12,910,312
                                              ---------------
                                                   65,869,816
                                              ---------------
              HEALTH CARE -- 9.6%
   1,110,000  Abbott Laboratories...........       56,332,500
   1,015,000  American Home Products
                Corp........................       59,504,375
     430,000  Bristol-Myers Squibb Co.......       46,762,500
     745,000  Columbia/HCA Healthcare
                Corp........................       30,358,750
   1,150,000  Johnson & Johnson.............       57,212,500
     865,000  Merck & Co., Inc..............       68,551,250
     600,000  Pfizer, Inc...................       49,725,000
     725,000  Pharmacia & Upjohn, Inc.......       28,728,125
     650,000  Rhone-Poulenc S.A. ADR........       22,018,750
     800,000  SmithKline Beecham PLC ADR....       54,400,000
    *870,000  Tenet Healthcare Corp.........       19,031,250
     672,200  Vencor, Inc...................       21,258,325
     700,000  Warner-Lambert Co.............       52,500,000
                                              ---------------
                                                  566,383,325
                                              ---------------
              INDUSTRIAL MATERIALS -- 4.0%
     245,000  Aluminum Company of America...       15,618,750
     800,000  Crown Cork & Seal, Inc........       43,500,000
     765,000  Dow Chemical Co...............       59,956,875
     450,000  du Pont (ei) de Nemours &
                Co..........................       42,468,750
     400,000  International Paper Co........       16,150,000
     800,000  Phelps Dodge Corp.............       54,000,000
                                              ---------------
                                                  231,694,375
                                              ---------------
              MANUFACTURING -- 1.6%
     550,000  Caterpillar, Inc..............       41,387,500
     400,000  Ingersoll-Rand Co.............       17,800,000
     420,000  Minnesota Mining &
                Manufacturing Co............       34,807,500
                                              ---------------
                                                   93,995,000
                                              ---------------
              MEDIA & SERVICES -- 2.7%
   1,070,000  Gannett Co., Inc..............       80,116,250
   1,111,088  Gaylord Entertainment Co.
                Class A.....................       25,416,127

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SHARES                                         MARKET
 -----------                                       VALUE
                                              ---------------
 COMMON STOCKS -- (CONTINUED)
              MEDIA & SERVICES --
              (CONTINUED)
  *1,600,000  Viacom, Inc. Class B..........  $    55,800,000
                                              ---------------
                                                  161,332,377
                                              ---------------
              RETAIL -- 4.0%
     630,000  CVS Corp......................       26,066,250
     815,000  Home Depot, Inc. (The)........       40,851,875
     400,000  Saks Holding Inc..............       10,800,000
     915,000  Sears, Roebuck & Co...........       42,204,375
    *900,000  Toys "R" Us, Inc..............       27,000,000
   3,710,000  Wal-Mart Stores, Inc..........       84,866,250
                                              ---------------
                                                  231,788,750
                                              ---------------
              SOFTWARE & SERVICES -- 3.6%
     250,000  Automatic Data Processing,
                Inc.........................       10,718,750
    *510,000  Computer Sciences Corp........       41,883,750
  *1,175,000  Electronic Data Systems
                Corp........................       50,818,750
   1,200,000  First Data Corp...............       43,800,000
    *590,000  Microsoft Corp................       48,748,750
    *425,000  Oracle Systems Corp...........       17,743,750
                                              ---------------
                                                  213,713,750
                                              ---------------
              TRANSPORTATION -- 1.2%
   1,700,000  Southwest Airlines Co.........       37,612,500
     580,000  Union Pacific Corp............       34,872,500
                                              ---------------
                                                   72,485,000
                                              ---------------
              UTILITIES -- 1.2%
   1,250,000  SBC Communications, Inc.......       64,687,500
     120,000  Texas Utilities Co............        4,890,000
                                              ---------------
                                                   69,577,500
                                              ---------------
              Total common stocks...........  $ 3,871,103,842
                                              ---------------
                                              ---------------

  PRINCIPAL
   AMOUNT
 -----------
 U.S. TREASURIES & FEDERAL AGENCIES -- 24.0%
              U.S. TREASURY BONDS -- 3.9%
 $214,000,000   7.25% due 05/15/16..........      225,970,732
                                              ---------------
              U.S. TREASURY NOTES -- 16.2%
 100,000,000    5.75% due 08/15/03..........       97,000,000
 100,000,000    5.88% due 10/31/98..........       99,875,000
 200,000,000    6.25% due 05/31/00..........      200,875,000
 100,000,000    6.50% due 08/15/05..........      100,687,500
  75,000,000    6.50% due 10/15/06..........       75,421,875
 175,000,000    7.50% due 11/15/01..........      184,242,275
  75,000,000    7.50% due 02/15/05..........       80,226,600
 110,000,000    7.75% due 12/31/99..........      115,018,750
                                              ---------------
                                                  953,347,000
                                              ---------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 1.9%
 114,696,688    6.50% due
                06/15/23-03/15/26...........      109,762,699
   4,191,434    9.00% due
                06/20/16-07/20/16...........        4,441,578
                                              ---------------
                                                  114,204,277
                                              ---------------
              FEDERAL HOME LOAN MORTGAGE
              CORPORATION -- 2.0%
 123,765,015    6.50% due
                08/01/25-05/01/26...........      118,330,930
                                              ---------------
              Total U.S. treasuries &
                Federal agencies............  $ 1,411,852,939
                                              ---------------
                                              ---------------
  PRINCIPAL                                       MARKET
   AMOUNT                                          VALUE
 -----------                                  ---------------
 CORPORATE BONDS AND NOTES -- 6.0%
              COMPUTERS & OFFICE
              EQUIPMENT -- 0.2%
              Honeywell Inc.
 $13,135,000    6.60% due 04/15/01..........  $    13,145,272
                                              ---------------
              ENERGY & SERVICES -- 0.3%
              Husky Oil Ltd.
  15,000,000    6.88% due 11/15/03..........       14,913,510
                                              ---------------
              FINANCIAL SERVICES -- 3.9%
              Associates Corp. N.A.
  15,000,000    6.50% due 10/15/02..........       14,872,110
              Bank of Boston Corp.
  10,000,000    6.63% due 02/01/04..........        9,785,450
              Banponce Corp.
   4,825,000    6.75% due 12/15/05..........       14,064,566
              Bayerische Landesbank NY
  15,000,000    5.63% due 02/26/01..........       14,574,375
              Belgium Credit National
  20,000,000    7.00% due 11/14/05..........       19,400,000
              Browning-Ferris Industries
  15,000,000    6.10% due 01/15/03..........       14,487,165
              Chase Manhattan Corp.
  10,000,000    8.50% due 02/15/02..........       10,738,300
              CIT Group Holdings
  20,000,000    6.75% due 05/14/01..........       20,221,740
              Fairfax Financial Holdings
  10,000,000    7.75% due 12/15/03..........       10,248,640
              First Interstate Bank
  12,000,000    9.00% due 11/15/04..........       12,775,056
              Ford Motor Credit Co.
  10,000,000    5.63% due 12/15/98..........        9,889,980
              General Motors Acceptance
              Corp.
  15,000,000    5.63% due 02/01/99..........       14,816,310
              Great Western Financial
  10,000,000    8.63% due 12/01/98..........       10,353,710
              Home Savings America
  15,000,000    6.00% due 11/01/00..........       14,656,530
              London Insurance Group
  20,500,000    6.88% due 09/15/05..........       20,131,246
              Travelers Group, Inc. (The)
  10,000,000    6.25% due 12/01/05..........        9,434,130
              Travelers/Aetna P&C
  10,000,000    6.75% due 04/15/01..........       10,044,290
                                              ---------------
                                                  230,493,598
                                              ---------------
              HEALTH CARE -- 0.2%
              Zeneca Group PLC
  10,000,000    6.30% due 06/15/03..........        9,743,750
                                              ---------------
              INDUSTRIAL MATERIALS -- 0.3%
              Phillips Electronics
  15,000,000    7.20% due 06/01/26..........       15,182,130
              Postal Square LP
   4,523,092    8.95% due 06/15/22..........        5,337,294
                                              ---------------
                                                   20,519,424
                                              ---------------
              MEDIA & SERVICES -- 0.5%
              360 Communications Co.
  15,000,000    7.13% due 03/01/03..........       14,829,510
              Tele-Communications, Inc.
  15,000,000    7.25% due 08/01/05..........       14,081,250
                                              ---------------
                                                   28,910,760
                                              ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD ADVISERS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

  PRINCIPAL                                       MARKET
   AMOUNT                                          VALUE
 -----------                                  ---------------
 CORPORATE BONDS AND NOTES -- 6.0%
              UTILITIES -- 0.6%
              Hydro Quebec
 $15,000,000    7.38% due 02/01/03..........  $    15,453,300
              Pacific Gas & Electric
  11,000,000    7.88% due 03/01/02..........       11,489,764
              Southern California Gas Co.
  10,000,000    5.75% due 11/15/03..........        9,380,200
                                              ---------------
                                                   36,323,264
                                              ---------------
              Total corporate bonds and
                notes.......................  $   354,049,578
                                              ---------------
                                              ---------------
 FOREIGN GOVERNMENT BONDS -- 0.5%
              City Of Naples Italy
  20,000,000    7.52% due 07/15/06..........       20,422,200
              Thailand Kingdom
  10,000,000    5.88% due 09/30/00..........        9,744,610
                                              ---------------
              Total foreign governments.....  $    30,166,810
                                              ---------------
                                              ---------------
 MUNICIPAL BONDS -- 0.4%
              FINANCIAL SERVICES -- 0.4%
              Mount Sinai School of Medicine
              NY
  20,000,000    6.00% due 07/01/03..........  $    19,343,300
                                              ---------------
                                              ---------------
 SHORT-TERM SECURITES -- 2.8%
              REPURCHASE AGREEMENTS
 $59,656,000  Interest in $399,594,000 joint
                repurchase agreement dated
                12/31/96 with State Street
                Bank 6.7693% due 01/02/97;
                maturity amount $59,678,435;
                (Collateralized by
                $218,212,000 U.S. Treasury
                Note 6.25% due 06/30/98 and
                $280,160,000 U.S. Treasury
                Strip (principal) 0% due
                05/15/19)...................       59,656,000
 102,480,000  Interest in $300,000,000 joint
                repurchase agreement dated
                12/31/96 with First Boston
                6.75% due 01/02/97; maturity
                amount $102,518,430;
                (Collateralized by
                $301,035,000 U.S. Treasury
                Note 6.25% due 10/31/01)....      102,480,000
                                              ---------------
              Total short-term securites....  $   162,136,000
                                              ---------------
                                              ---------------

                                                             MARKET
                                                              VAULE
                                                         ---------------
 DIVERSIFICATION OF ASSETS:
 Total common stocks (cost $2,927,719,303)....   65.8%   $ 3,871,103,842
 Total U.S. treasuries & Federal agencies
   (cost $1,389,227,676)......................   24.0      1,411,852,939
 Total corporate bonds and notes (cost
   $354,684,170)..............................    6.0        354,049,578
 Total foreign government bonds (cost
   $30,000,000)...............................    0.5         30,166,810
 Total municipal bonds (cost $19,576,238).....    0.4         19,343,300
 Total short-term securities (cost
   $162,136,000)..............................    2.8        162,136,000
                                                ------   ---------------
 Total investment in securities
   (Identified cost $4,883,343,387)...........   99.5      5,848,652,469
 Excess of cash and receivables over
   liabilities................................    0.5         30,876,699
                                                ------   ---------------
 Net assets (applicable to $2.16953 per share
   based on 2,710,050,229 shares
   outstanding)...............................  100.0%   $ 5,879,529,168
                                                ------   ---------------
                                                ------   ---------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $.10 per share; authorized
   4,000,000,000 shares; outstanding 2,710,050,229
   shares.............................................   $   271,005,023
 Capital surplus......................................     4,374,578,836
 Undistributed net investment income..................           527,117
 Undistributed net realized gain on investments.......       268,109,110
 Unrealized appreciation of investments...............       965,309,082
                                                         ---------------
 Net assets, applicable to shares outstanding.........   $ 5,879,529,168
                                                         ---------------
                                                         ---------------

 * Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                               AMORTIZED
 PRINCIPAL                                     COST AND
  AMOUNT                                         VALUE
-----------                                  -------------
U.S. TREASURIES & FEDERAL AGENCIES -- 83.3%
             Federal Farm Credit Bank
$   750,000    5.22% due 02/11/97..........  $     745,541
    850,000    5.23% due 03/10/97..........        841,603
    470,000    5.28% due 01/16/97..........        468,966
    970,000    5.55% due 01/03/97..........        969,701
                                             -------------
                                                 3,025,811
                                             -------------
             Federal Home Loan Bank
    500,000    5.21% due 01/16/97..........        498,915
    500,000    5.21% due 02/13/97..........        496,888
    565,000    5.22% due 02/18/97..........        561,068
  1,000,000    5.31% due 03/10/97..........        989,970
    500,000    5.44% due 01/24/97..........        498,262
                                             -------------
                                                 3,045,103
                                             -------------
             Federal Home Loan Mortgage
               Corp.
    435,000    5.22% due 01/27/97..........        433,360
    500,000    5.22% due 02/11/97..........        497,028
    500,000    5.22% due 03/17/97..........        494,563
                                             -------------
                                                 1,424,951
                                             -------------
             Federal National Mortgage
               Association
    495,000    5.22% due 02/04/97..........        492,560
    500,000    5.22% due 04/03/97..........        493,330
    795,000    5.23% due 01/22/97..........        792,577
    500,000    5.24% due 03/13/97..........        494,833
                                             -------------
                                                 2,273,300
                                             -------------
             Total U.S. treasuries &
               Federal agencies............  $   9,769,165
                                             -------------
                                             -------------

                                               AMORTIZED
 PRINCIPAL                                     COST AND
  AMOUNT                                         VALUE
-----------                                  -------------

REPURCHASE AGREEMENT -- 16.8%
$ 1,970,000  Interest in $108,163,000 joint
               repurchase agreement dated
               12/31/96 with State Street
               Bank 6.70% due 01/02/97;
               maturity amount $1,970,733;
               (Collateralized by
               $53,860,000 U.S. Treasury
               Note 7.5% due 02/15/05 and
               $54,303,000 U.S. Treasury
               Note 8.875% due 08/15/17)...  $   1,970,000
                                             -------------
             Total short-term securities...  $  11,739,165
                                             -------------
                                             -------------

DIVERSIFICATION OF ASSETS:
Total investment in securities
  (Identified cost $11,739,165)*.............  100.1%   $ 11,739,165
Excess of liabilities over cash and
  receivables................................   (0.1)         (9,023)
                                               ------   ------------
Net assets (Applicable to $1.00 per share
  based on 11,730,142 shares outstanding)....  100.0%   $ 11,730,142
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  100,000,000 shares; outstanding 11,730,142
  shares.............................................   $  1,173,014
Capital surplus......................................     10,557,128
                                                        ------------
Net assets, applicable to shares outstanding.........   $ 11,730,142
                                                        ------------
                                                        ------------

* Aggregate cost for Federal income tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Capital Appreciation Fund, Inc.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
 COMMON STOCKS -- 89.2
              AEROSPACE & DEFENSE -- 4.7%
     341,100  Boeing Co.....................  $   36,284,513
   1,012,900  Loral Space &
                Communications..............      18,612,038
     380,200  Northrop Grumman Corp.........      31,461,550
     357,000  Oregon Matallurgical Corp.....      11,513,250
     971,500  Precision Castparts Corp......      48,210,688
     138,628  SPS Technologies, Inc.........       8,906,849
     129,900  Wyman-Gordon Co...............       2,890,275
                                              --------------
                                                 157,879,163
                                              --------------
              BUSINESS SERVICES -- 2.5%
     675,100  Allegiance Corp...............      18,649,638
     269,600  Corporate Express, Inc........       7,936,350
    *398,100  Ionics, Inc...................      19,108,800
     801,400  Manpower, Inc.................      26,045,500
     515,600  United Auto Group, Inc........      13,276,700
                                              --------------
                                                  85,016,988
                                              --------------
              COMMUNICATIONS EQUIPMENT --
              6.5%
    *378,600  Apt Satellite Holdings ADR....       5,300,400
    *600,000  Cisco Systems, Inc............      38,175,000
     970,000  ECI Telecom Ltd...............      20,612,500
    *550,000  Geotek Communication..........       3,918,750
     956,100  Lucent Technologies, Inc......      44,219,625
     375,000  Network General Corp..........      11,343,750
    *917,400  Oak Industries, Inc...........      21,100,200
     503,800  Omnipoint Corp................       9,698,150
    *313,600  Plantronics, Inc..............      14,112,000
    *200,000  Premisys Communications.......       6,750,000
     550,000  Proxim, Inc...................      12,650,000
     767,400  Scitex Corp. Ord..............       7,290,300
    *500,000  TCSI Corp.....................       3,125,000
    *288,400  3 Com Corp....................      21,161,350
                                              --------------
                                                 219,457,025
                                              --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 4.9%
  *1,330,000  Adaptec, Inc..................      53,200,000
    *600,000  Computer Horizons Corp........      23,100,000
     650,000  EMC Corp......................      21,531,250
     500,000  Hewlett-Packard Co............      25,125,000
    *625,000  Symbol Technologies, Inc......      27,656,250
  *2,524,000  Unisys Corp...................      17,037,000
                                              --------------
                                                 167,649,500
                                              --------------
              CONSUMER NON-DURABLES -- 1.7%
     434,600  First Brands Corp.............      12,331,775
    *631,600  Quiksilver, Inc...............      13,500,450
    *344,500  Revlon Inc. Class A...........      10,291,938
     125,000  Sunbeam Corp..................       3,218,750
     400,000  Tommy Hilfiger Corp...........      19,200,000
                                              --------------
                                                  58,542,913
                                              --------------
              CONSUMER SERVICES -- 4.6%
   1,214,500  America West Airlines Class
                B...........................      19,280,188
     395,100  Berg Electronics Corp.........      11,606,063
     660,000  Cheesecake Factory............      11,962,500
     741,300  Harman International..........      41,234,813
     701,900  Landry's Seafood
                Restaurants.................      15,003,113
  *1,550,000  Mirage Resorts................      33,518,750
    *265,851  Planet Hollywood
                International, Inc..........       5,250,557

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              CONSUMER SERVICES --
              (CONTINUED)
     458,100  Royal Caribbean...............  $   10,708,088
     316,400  Starbucks Coffee..............       9,056,950
                                              --------------
                                                 157,621,022
                                              --------------
              ELECTRONICS -- 5.6%
    *325,000  Analog Devices, Inc...........      11,009,375
    *800,000  Credence Systems Corp.........      16,100,000
    *214,600  DSP Communications, Inc.......       4,157,875
     131,000  Etec Systems, Inc.............       5,010,750
     610,000  Measurex Corp.................      14,640,000
     500,750  Molex, Inc....................      17,839,219
    *715,000  Silicon Valley Group..........      14,389,375
    *746,600  Solectron Corp................      39,849,775
     825,000  Stewart & Stevenson...........      24,028,125
     718,228  Thomas & Betts Corp...........      31,871,368
     400,000  Vishay Intertechnology........       9,350,000
                                              --------------
                                                 188,245,862
                                              --------------
              ENERGY AND SERVICES -- 5.5%
     548,800  Alberta Energy................      13,171,200
     660,600  Ashland, Inc..................      28,983,825
  *1,200,000  Input Output Inc..............      22,200,000
     620,000  J Ray McDermott S.A...........      13,640,000
     155,000  Pride Petroleum Services,
                Inc.........................       3,603,750
     520,300  Repsol S.A. ADR...............      19,836,438
    *586,000  Rowan Cos.....................      13,258,250
     451,935  Transocean Offshore...........      28,302,429
   1,000,000  USX-Marathon Group............      23,875,000
     720,000  YPF S.A. Sponsored ADR........      18,180,000
                                              --------------
                                                 185,050,892
                                              --------------
              FINANCIAL SERVICES -- 14.1%
     730,000  Ace Ltd.......................      43,891,250
     616,000  Allstate Corp.................      35,651,000
     556,000  Ambac, Inc....................      36,904,500
     350,000  Bank of Boston Corp...........      22,487,500
    *966,400  Dime Bancorp, Inc.............      14,254,400
     652,800  First USA Inc.................      22,603,200
   1,000,000  Greenpoint Financial Corp.....      47,250,000
    *863,940  Imperial Credit Industries....      18,142,740
     519,100  Legg Mason, Inc...............      19,985,350
     400,070  Long Island Bancorp...........      14,002,450
     432,900  MBIA, Inc.....................      43,831,125
     994,600  Morgan Stanley Group..........      56,816,525
     803,800  North American Mortgage
                Company.....................      15,875,050
     700,000  Peoples Bank..................      20,212,500
     925,000  The Money Store...............      25,553,125
     637,500  United Cos Financial Corp.....      16,973,438
     570,000  Washington Mutual.............      24,688,125
                                              --------------
                                                 479,122,278
                                              --------------
              FOREIGN SECURITIES -- 3.2%
     799,500  Amersham International PLC....      15,734,122
     121,500  Avenor, Inc...................       1,826,324
     737,000  Banyu Pharmaceutical Co.......      10,286,378
   1,856,000  Eisai Co. Ltd.................      36,457,998
     910,000  Sankyo Co., Ltd...............      25,715,515
      36,325  Sulzer AG PC..................      19,370,145
                                              --------------
                                                 109,390,482
                                              --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
 COMMON STOCKS -- (CONTINUED)
              HEALTH CARE -- 13.6%
     870,000  Abbott Laboratories...........  $   44,152,500
    *595,000  Apria Healthcare..............      11,156,250
     448,800  Bard (C.R.), Inc..............      12,566,400
     852,300  Bergen Brunswig Corp. Class
                A...........................      24,290,550
  *1,075,000  Biomet, Inc...................      16,259,375
    *650,000  Coventry Corp.................       6,022,656
   1,169,800  Depuy, Inc....................      23,688,450
     147,500  Ergo Science Corp.............       1,935,938
    *145,000  Genetics Institute-ADR........      12,288,750
     599,000  Genzyme Corp..................      13,028,250
    *576,800  Haemonetics...................      10,887,100
     123,100  HEALTHSOUTH Rehabilitation
                Corp........................       4,754,738
    *600,000  IDX Systems Corp..............      17,175,000
     641,700  Kinetic Concepts, Inc.........       7,860,825
    *901,700  Magellan Health Services,
                Inc.........................      20,175,538
     420,700  McKesson......................      23,559,200
     755,900  Medpartners...................      15,873,900
  *1,200,000  Multicare Cos., Inc...........      24,300,000
     213,700  National Surgery Centers,
                Inc.........................       8,120,600
   1,082,800  Novacare, Inc.................      11,910,800
  *1,050,000  Perrigo.......................       9,581,250
     640,700  Perseptive Biosystems, Inc....       4,444,856
     510,000  Rhone-Poulenc Rorer...........      39,843,750
     981,629  Rhone-Poulenc S.A.............      33,252,682
     220,000  Shared Medical Systems
                Corp........................      10,835,000
    *970,500  Tenet Healthcare Corp.........      21,229,688
    *859,700  Vencor, Inc...................      27,188,013
     295,000  Xomed Surgical................       5,900,000
                                              --------------
                                                 462,282,059
                                              --------------
              INDUSTRIAL MATERIALS -- 2.9%
     623,000  Abitibi Price, Inc............       9,812,250
      50,000  American Pad & Paper, Inc.....       1,131,250
     490,000  Owens Corning Fiberglass
                Corp........................      20,886,250
  *1,800,000  Repap Enterprises.............       5,006,250
    *309,500  Titan Exploration, Inc........       3,714,000
    *603,500  Titanium Metals Corp..........      19,840,063
    *971,300  UCAR Intl. Corp...............      36,545,163
                                              --------------
                                                  96,935,226
                                              --------------
              MANUFACTURING -- 0.4%
     755,000  Cognex Corp...................      13,967,500
                                              --------------
              MEDIA & SERVICES -- 2.5%
  *3,011,600  Mobil Media Corp..............       1,317,575
     206,000  National Education Corp.......       3,141,500
    *850,000  Pronet, Inc...................       3,718,750
     471,140  TCI Satellite Entertainment
                Class A.....................       4,652,508
    *920,000  Tele-Comm Liberty Media Group
                A...........................      26,277,500
  *1,461,400  Tele-Communications, Inc.
                Class A.....................      19,089,538
     412,100  Univision Communication.......      15,247,700
    *449,900  Western Wireless Corp. Class
                A...........................       6,242,363
     250,000  Westwood One, Inc.............       4,156,250
                                              --------------
                                                  83,843,684
                                              --------------
   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              REAL ESTATE -- 0.7%
    *986,400  Castle & Cooke, Inc...........  $   15,659,100
     380,800  Thornburg Mortgage Asset
                Corp........................       8,139,600
                                              --------------
                                                  23,798,700
                                              --------------
              RETAIL -- 2.9%
    *141,200  American Eagle Outfitters.....       1,111,950
    *568,000  Gymboree Corp.................      12,993,000
     450,000  Home Depot, Inc. (The)........      22,556,250
     560,000  Mercantile Stores, Inc........      27,650,000
    *701,000  Saks Holding, Inc.............      18,927,000
     335,000  Limited, Inc. (The)...........       6,155,625
    *600,000  Urban Outfitters, Inc.........       7,800,000
                                              --------------
                                                  97,193,825
                                              --------------
              SOFTWARE & SERVICES -- 7.2%
    *157,500  BBN Corp......................       3,543,750
    *860,000  BMC Software, Inc.............      35,582,500
     401,800  Cadence Design System.........      15,971,550
     271,200  Cognos Corp...................       7,627,500
    *743,900  Compuware Corp................      37,287,988
     200,000  DST Systems, Inc..............       6,275,000
     530,218  First Data Corp...............      19,352,957
    *482,500  Integrated Systems, Inc.......      12,545,000
   1,154,000  Macromedia, Inc...............      20,772,000
    *785,000  Mercury Interactive Corp......      10,205,000
    *425,000  Oracle Systems Corp...........      17,743,750
    *412,400  Parametric Technology Corp....      21,187,050
    *281,100  Policy Management Systems
                CP..........................      12,965,738
    *198,500  Rational Software Corp........       7,853,156
    *335,200  Sterling Software, Inc........      10,600,700
    *232,000  Workgroup Technology Corp.....       1,537,000
    *263,600  Xeikon NV ADR.................       1,977,000
                                              --------------
                                                 243,027,639
                                              --------------
              TRANSPORTATION -- 2.3%
    *370,000  AMR Corp......................      32,606,250
   1,000,000  Canadian Pacific Ltd..........      26,500,000
    *560,780  M.S. Carriers.................       8,972,480
     615,000  Werner Enterprises, Inc.......      11,146,875
                                              --------------
                                                  79,225,605
                                              --------------
              UTILITIES -- 3.4%
   1,550,000  Calpine Corp..................      31,000,000
    *650,000  MFS Communications Co.,
                Inc.........................      35,425,000
     320,000  Portugal Telecom S.A. ADR.....       9,040,000
   1,471,800  Worldcom, Inc.................      38,358,788
                                              --------------
                                                 113,823,788
                                              --------------
              Total common stocks...........  $3,022,074,151
                                              --------------
                                              --------------
 CONVERTIBLE PREFERRED STOCKS -- 1.1%
              AEROSPACE & DEFENSE -- 0.7%
  *1,228,000  Cooper Industries.............      23,792,500
                                              --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD CAPITAL APPRECIATION FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
 CONVERTIBLE PREFERRED STOCKS -- (CONTINUED)
              ENERGY & SERVICES -- 0.4%
     472,100  Sun Co........................  $   11,861,501
                                              --------------
              Total convertible preferred
                stocks......................  $   35,654,001
                                              --------------
                                              --------------

 PREFERRED STOCKS -- 0.6%
              ELECTRONICS
     350,000  Nokia PFD ADS.................  $   20,168,750
                                              --------------
                                              --------------

  PRINCIPAL
   AMOUNT
 -----------
 CORPORATE NOTES -- 0.5%
              FOOD, BEVERAGE & TOBACCO
              Unisys Corp.***
 $15,000,000    12.00% due 04/15/03.........  $   16,050,000
                                              --------------
                                              --------------

   SHARES
 -----------
 WARRANTS -- 0.1%
    *920,200  Nordic American Tanker........  $    4,140,900
                                              --------------
                                              --------------

  PRINCIPAL
   AMOUNT
 -----------
 SHORT-TERM SECURITIES -- 8.3%
              U.S. TREASURY BILL -- 0.2%
 $ 5,000,000    5.06% due 06/26/97..........       4,876,433
                                              --------------
              REPURCHASE AGREEMENTS -- 8.1%
 174,848,000  Interest in $399,594,000 joint
                repurchase agreement dated
                12/31/96 with State Street
                Bank 6.7693% due 01/02/97;
                maturity amount
                $174,913,755;
                (Collateralized by
                $218,212,000 U.S. Treasury
                Note 6.25% due 06/30/98 and
                $280,160,000 U.S. Treasury
                Strip (principal) 0% due
                05/15/19)...................     174,848,000
 100,672,000  Interest in $300,000,000 joint
                repurchase agreement dated
                12/31/96 with First Boston
                6.75% due 01/02/97; maturity
                amount $100,709,752;
                (Collateralized by
                $301,035,000 U.S. Treasury
                Note 6.25% due 10/31/01)....     100,672,000
                                              --------------
                                                 275,520,000
                                              --------------
              Total short-term securities...  $  280,396,433
                                              --------------
                                              --------------

                                                  MARKET
                                                  VALUE
                                              --------------
 DIVERSIFICATION OF ASSETS:
Total common stocks (cost $2,527,790,617)....   89.2 %  $3,022,074,151
Total convertible preferred stocks (cost
  $31,208,778)...............................    1.1        35,654,001
Total non-convertible preferred stocks (cost
  $16,381,570)...............................    0.6        20,168,750
Total corporate notes (cost $15,293,984).....    0.5        16,050,000
Total warrants (cost $4,586,075).............    0.1         4,140,900
Total short-term securities (cost
  $280,396,433)..............................    8.3       280,396,433
                                               ------   --------------
Total investment in securities
  (Identified cost $2,875,657,457)...........   99.8     3,378,484,235
Excess of cash and receivables over
  liabilities................................    0.2         8,185,553
                                               ------   --------------
Net assets (applicable to $3.91433 per share
  based on 865,198,432 shares outstanding)...  100.0 %  $3,386,669,788
                                               ------   --------------
                                               ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  2,000,000,000 shares; outstanding 865,198,432
  shares.............................................   $   86,519,843
Capital surplus......................................    2,536,015,068
Distribution in excess of net investment income......       (1,027,494)
Undistributed net realized gain on investments.......      261,597,674
Unrealized appreciation of investments...............      502,826,778
Unrealized depreciation of futures contracts.........         (322,442)
Unrealized appreciation of forward foreign currency
  contracts (Note 2).................................        1,053,529
Unrealized appreciation of translation on other
  assets and liabilities in foreign currencies.......            6,832
                                                        --------------
Net assets, applicable to shares outstanding.........   $3,386,669,788
                                                        --------------
                                                        --------------

  * Non-income producing during period.
 ** The Fund had 650 Russell 2000 March futures contracts open at December 31,
    1996. The contracts had a market value of $117,893,750 at December 31, 1996. *** Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FORWARD FOREIGN CURRENCY CONTRACTS -- NOTE 2 -- OUTSTANDING AT DECEMBER 31, 1996

                                                                    UNREALIZED
                                  TOTAL     AGGREGATE   DELIVERY   APPRECIATION
DESCRIPTION                       VALUE     FACE VALUE    DATE     (DEPRECIATION)
------------------------------  ----------  ----------  ---------  -------------
French Francs (Sell)            $25,310,813 $25,000,000  06/30/97   $  (310,813)
Japanese Yen (Sell)             28,933,082  30,000,000   04/23/97     1,066,918
Japanese Yen (Sell)             19,702,576  20,000,000   05/26/97       297,424
                                                                   -------------
                                                                    $ 1,053,529
                                                                   -------------
                                                                   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Mortgage Securities Fund, Inc.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

 PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
-----------                                  --------------
U.S. TREASURIES & FEDERAL AGENCIES -- 78.3%
             U.S. TREASURY NOTES -- 0.8%
$ 1,500,000    5.25% due 12/31/97..........  $   1,490,157
  1,000,000    6.25% due 10/31/01..........      1,000,625
                                             --------------
                                             $   2,490,782
                                             --------------
             FEDERAL HOME LOAN MORTGAGE
             CORPORATION -- 25.7%
             Pass-Throughs
  4,336,494     6.00% due 02/01/11 -
               03/01/11....................      4,175,965
 17,119,433     6.50% due 02/01/09 -
               06/01/26....................     16,531,773
 23,195,925     7.00% due 12/01/10 -
               03/01/26....................     22,865,736
 10,874,607     7.50% due 01/01/24 -
               01/01/27....................     10,901,623
  6,551,157     8.00% due 02/01/13 -
               11/01/24....................      6,719,828
  5,771,032     8.50% due 07/01/01 -
               05/01/25....................      5,985,146
  5,643,753     9.00% due 10/15/01 -
               10/01/06....................      5,889,887
  6,435,620     9.50% due 11/01/08.........      6,832,891
  3,548,703    10.00% due 09/01/05 -
               11/01/20....................      3,873,224
                                             --------------
                                                83,776,073
                                             --------------
             COLLATERALIZED MORTGAGE
             OBLIGATIONS -- 1.4%
             Federal Home Loan Mortgage
             Corp. Series 1033, Class E
    503,972     8.10% due 12/15/04.........        506,351
             Fanniemae Strip Series D,
             Class 2
    978,898    11.00% due 04/01/09.........      1,098,189
             Federal National Mortgage
             Association Series 89-87,
             Class G
    391,392     8.75% due 02/25/18.........        390,218
             Federal National Mortgage
             Association Series 90-108,
             Class E
    301,099     8.50% due 06/25/19.........        305,920
             Federal National Mortgage
             Association Series 91-134,
             Class H
    526,965     7.95% due 03/25/20.........        531,707
             Federal National Mortgage
             Association Series 91-G8,
             Class D
  2,064,174     8.50% due 03/25/19.........      2,084,526
                                             --------------
                                                 4,916,911
                                             --------------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION -- 26.5%
             Pass-Throughs
    588,933    5.50% due 04/01/11..........        554,322
  5,402,124    6.00% due 02/01/26..........      5,015,537
  1,981,980    6.20% due 01/01/06..........      1,893,465
 19,190,073    6.50% due 02/01/11 -
               07/01/26....................     18,438,097
 13,667,807    7.00% due 05/01/09 -
               06/01/26....................     13,460,793
 14,519,347    7.50% due 01/01/12 -
               01/01/27....................     14,576,793
 15,467,234    8.00% due 04/01/22 -
               01/01/27....................     15,767,541
  7,505,003    8.50% due 06/01/24 -
               11/01/26....................      7,799,528
  8,247,902    9.00% due 05/01/21 -
               06/01/25....................      8,741,329
                                             --------------
                                                86,247,405
                                             --------------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 23.9%
             Pass-Throughs
 11,704,162     7.00% due 01/15/24 -
               09/15/26....................     11,459,691
 30,642,805     7.50% due 11/15/09 -
               01/01/27....................     30,734,208
 20,979,555     8.00% due 02/15/01 -
               12/29/26....................     21,450,457
  3,411,531     8.50% due 06/15/17 -
               02/15/25....................      3,555,333
  2,294,258     9.00% due 01/15/25 -
               12/15/25....................      2,417,758
  4,007,636     9.50% due 10/15/09 -
               11/15/09....................      4,376,498

 PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
-----------                                  --------------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- (CONTINUED)
$ 2,349,643    10.00% due 11/15/09 -
               05/15/13....................  $   2,590,286
    660,828    11.00% due 02/15/10 -
               09/15/10....................        744,026
     81,745    11.25% due 01/15/01.........         87,921
    116,888    12.00% due 05/15/15.........        132,700
     74,704    12.50% due 06/15/14 -
               08/15/15....................         86,234
     42,849    13.00% due 11/15/14.........         49,378
      8,658    13.50% due 07/15/14.........         10,047
                                             --------------
                                                77,694,537
                                             --------------
             Total U.S. treasuries &
               Federal agencies............  $ 255,125,708
                                             --------------
                                             --------------
CORPORATE NOTES -- 1.0%
             FINANCIAL SERVICES
             Capital Holding Corp.
  3,000,000    0.00% due 02/07/97..........  $   3,091,800
                                             --------------
                                             --------------
ASSET-BACKED SECURITIES -- 1.1%
             Corestates Home Equity Trust
             Series 94-1, Class A
  3,525,605    6.65% due 05/15/09..........  $   3,537,380
                                             --------------
                                             --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.9%
             Bear Stearns Mortgage
             Securities, Inc. Series 95-1,
             Class 1A
  4,240,254    6.47% due 05/25/10..........      4,131,678
             Chase Mortgage Finance Corp.
             Series 93-C2, Class 2A-3
  3,907,530    8.25% due 01/25/24..........      3,957,523
             CMC Securities Corp., Series
             92-D, Class D-2L
    460,081    7.20% due 12/25/08..........        461,075
             Collateralized Mortgage
             Obligation Trust Series 52,
             Class A
    802,740    0.00% due 05/01/17..........        561,918
             Countrywide Mortgage Backed
             Securities, Inc. Series 93-C,
             Class A1
  1,902,890    6.50% due 01/25/24..........      1,898,494
             DLJ Mortgage Acceptance
             Corporation Series 96-TD,
             Class A
  1,163,558    6.88% due 09/29/23..........      1,105,381
             DLJ Mortgage Acceptance
             Corporation Series 96-I, B1
    512,343    7.25% due 09/25/11..........        503,698
             DLJ Mortgage Acceptance
             Corporation Series 96-I, B2
    170,781    7.25% due 09/25/11..........        161,975
             GE Capital Mortgage Services,
             Inc. Series 94-21, Class A
  8,027,019    6.50% due 08/25/09..........      7,867,843
             GE Capital Mortgage Services,
             Inc. Series 94-26, Class A
  8,092,516    7.01% due 07/25/09..........      8,088,114
             GE Capital Mortgage Services,
             Inc. Series 96-1, Class B2
    609,941    6.75% due 02/25/11..........        581,425
             GE Capital Mortgage Services,
             Inc. Series 96-1, Class M
  1,827,881    6.75% due 02/25/11..........      1,764,953
             GE Capital Mortgage Services,
             Inc. Series 96-10, Class B1
    610,837    6.75% due 06/25/11..........        584,861

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD MORTGAGE SECURITIES FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

 PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
-----------                                  --------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- (CONTINUED)
             GE Capital Mortgage Services,
             Inc. Series 96-10, Class B2
$   610,837    6.75% due 06/25/11..........  $     581,751
             Housing Securities, Inc.
             Series 93-E, Class E15
  4,619,952    10.00% due 09/25/08.........      4,923,210
             PNC Mortgage Securities Corp.
             Series 96-2, Class B1
    633,668    6.60% due 02/25/11..........        606,935
             PNC Mortgage Securities Corp.
             Series 96-2, Class B2
    211,223    6.60% due 02/25/11..........        200,926
             PNC Mortgage Securities Corp.
             Series 96-2, Class B3
    337,956    6.60% due 02/25/11..........        312,187
             Prudential Home Mortgage
             Securities Co. Series 96-3,
             Class B1
  1,212,532    6.75% due 03/25/11..........      1,165,421
             Prudential Home Mortgage
             Securities Co. Series 96-3,
             Class B2
    605,781    6.75% due 03/25/11..........        572,519
             Prudential Home Mortgage
             Securities Co. Series 93-H,
             Class 2B
  4,863,581    6.76% due 09/28/08..........      4,735,912
             Residential Funding Mortgage
             Sec I Series 95-S15, Class M3
  1,313,748    7.00% due 10/25/10..........      1,255,456
             Residential Funding Mortgage
             Sec I Series 95-S18, Class M3
    743,469    7.00% due 11/25/10..........        710,289
             Residential Funding Mortgage
             Sec I Series 96-S11, Class M3
    281,525    7.00% due 04/25/11..........        268,456
             Residential Funding Mortgage
             Sec I Series 96-S5, Class M3
    579,746    6.75% due 02/25/11..........        545,235
             Residential Funding Mortgage
             Sec I Series 95-S19, Class M3
    575,072    7.00% due 12/25/10..........        548,375
             Residential Funding Mortgage
             Sec I Series 96-S8, Class M3
    555,599    6.75% due 03/25/11..........        522,526
             Residential Funding Mortgage
             Sec I Series 96-S17, Class M3
    598,871    7.25% due 07/25/11..........        576,787
             Residential Funding Mortgage
             Sec I Series 96-S19, Class M3
    521,079    7.50% due 09/25/11..........        508,052
             Ryland Acceptance Corp. Series
             82, Class 1
    385,057    10.25% due 09/13/11.........        386,380
             Structured Asset Securities
             Corp. Series 96-CFL, Class D
  5,000,000    7.03% due 02/25/28..........      4,910,970
                                             --------------
             Total collateralized mortgage
               obligations.................  $  55,000,325
                                             --------------
                                             --------------
 PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
-----------                                  --------------
SHORT-TERM SECURITIES -- 10.9%

             COMMERCIAL PAPER -- 6.1%
$10,000,000  Smith Barney Corp.
               5.45% due 01/10/97..........  $   9,986,375
 10,000,000  Smith Barney Corp.
               5.45% due 01/09/97..........      9,987,889
                                             --------------
                                             $  19,974,264
                                             --------------
             REPURCHASE AGREEMENT -- 4.8%
 15,447,000  Interest in $108,163,000 joint
               repurchase agreement dated
               12/31/96 with State Street
               Bank 6.70% due 01/02/97;
               maturity amount $15,452,750;
               (Collateralized by
               $53,860,000 U.S. Treasury
               Note 7.5% due 02/15/05 and
               $54,303,000 U.S. Treasury
               Note 8.875% due 08/15/17)...     15,447,000
                                             --------------
             Total short-term securities...  $  35,421,264
                                             --------------
                                             --------------

DIVERSIFICATION OF ASSETS:
Total U.S. treasuries & Federal agencies
  (cost $263,510,647)........................    78.3%    $255,125,708
Total corporate notes (cost $3,204,548)......     1.0        3,091,800
Total asset-backed securities (cost
  $3,481,027)................................     1.1        3,537,380
Total collateralized mortgage obligations
  (cost $45,270,675).........................    16.9       55,000,325
Total short-term securities (cost
  $35,421,264)...............................    10.9       35,421,264
                                               --------   -------------
Total investment in securities
  (Identified cost $350,888,161).............   108.2      352,176,477
Excess of liabilities over cash and
  receivables................................    (8.2)     (26,681,294)
                                               --------   -------------
Net assets (applicable to $1.05576 per share
  based on 308,302,596 shares outstanding)...   100.0%    $325,495,183
                                               --------   -------------
                                               --------   -------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  800,000,000 shares; outstanding 308,302,596 shares...   $ 30,830,260
Capital surplus........................................    305,843,809
Undistributed net investment income....................        179,286
Net realized loss on investments.......................    (12,646,488)
Unrealized appreciation of investments.................      1,288,316
                                                          -------------
Net assets, applicable to shares outstanding...........   $325,495,183
                                                          -------------
                                                          -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Index Fund, Inc.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
 COMMON STOCKS -- 99.1%
              AEROSPACE & DEFENSE -- 2.6%
      30,700  Allied Signal, Inc............  $   2,056,900
      38,999  Boeing Co.....................      4,148,519
       6,900  General Dynamics Corp.........        486,450
      21,000  Lockheed Martin Corp..........      1,921,500
      23,100  McDonnell Douglas Corp........      1,478,400
       6,300  Northrop Grumman Corp.........        521,325
      25,700  Raytheon Co...................      1,236,813
      23,800  Rockwell International
                Corp........................      1,448,825
       9,000  Textron, Inc..................        848,250
      26,100  United Technologies Corp......      1,722,600
                                              -------------
                                                 15,869,582
                                              -------------
              BUSINESS SERVICES -- 1.1%
      14,200  Alco Standard Corp............        733,075
      23,100  Browning Ferris Industries,
                Inc.........................        606,375
       9,000  DeLuxe Corp...................        294,750
      16,400  Donnelley (R.R.) & Sons Co....        514,550
       4,100  Fleming Companies, Inc........         70,725
       9,100  Fluor Corp....................        571,025
       4,400  Foster Wheeler Corp...........        163,350
       5,800  Grainger (W.W.), Inc..........        465,450
       3,400  John H. Harland Co............        112,200
      10,900  Moore Corp. Ltd...............        222,088
       5,200  National Service Industries,
                Inc.........................        194,350
       6,300  Safety Kleen Corp.............        103,163
       7,300  Supervalu, Inc................        207,138
      19,400  Sysco Corp....................        632,925
      52,700  WMX Technologies, Inc.........      1,719,338
                                              -------------
                                                  6,610,502
                                              -------------
              COMMUNICATIONS EQUIPMENT --
              2.9%
      *6,600  Andrew Corp...................        350,213
      21,100  Bay Networks, Inc.............        440,463
     *17,000  Cabletron Systems, Inc........        565,250
     *70,600  Cisco Systems, Inc............      4,491,925
     *12,700  DSC Communications............        227,013
      14,900  General Instrument............        322,213
       4,200  Harris Corp...................        288,225
      69,200  Lucent Technologies...........      3,200,500
      64,500  Motorola, Inc.................      3,958,688
      28,100  Northern Telecom Ltd..........      1,738,688
       4,900  Raychem Corp..................        392,613
       8,400  Scientific Atlanta, Inc.......        126,000
      19,500  Tellabs, Inc..................        733,688
     *18,900  3 Com Corp....................      1,386,788
                                              -------------
                                                 18,222,267
                                              -------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 3.9%
      13,200  Amdahl Corp...................        160,050
      13,500  Apple Computer, Inc...........        281,813
     *29,400  Compaq Computer Corp..........      2,182,950
      *4,300  Data General Corp.............         62,350
      19,600  Dell Computer Corp............      1,041,250
     *16,800  Digital Equipment Corp........        611,100
      25,300  EMC Corp. - Mass..............        838,063
     110,600  Hewlett-Packard Co............      5,557,650
      56,300  International Business
                Machines Corp...............      8,501,300
      16,100  Pitney Bowes, Inc.............        877,450
      27,300  Seagate Technology, Inc.......      1,078,350
      39,900  Sun Microsystems, Inc.........      1,024,931
     *12,900  Tandem Computers..............        177,375
     *19,000  Unisys Corp...................        128,250

   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
              COMPUTERS & OFFICE
              EQUIPMENT -- (CONTINUED)
      35,300  Xerox Corp....................  $   1,857,663
                                              -------------
                                                 24,380,545
                                              -------------
              CONSUMER DURABLES -- 2.3%
      79,200  Chrysler Corp.................      2,613,600
       8,900  Cooper Tire & Rubber Co.......        175,775
      11,100  Dana Corp.....................        362,138
       6,700  Echlin, Inc...................        211,888
     128,900  Ford Motor Co.................      4,108,688
      82,200  General Motors Corp...........      4,582,650
      13,100  Genuine Parts Co..............        582,950
      16,900  Goodyear Tire & Rubber Co.....        868,238
      12,800  ITT Industries................        313,600
      13,800  TRW, Inc......................        683,100
                                              -------------
                                                 14,502,627
                                              -------------
              CONSUMER NON-DURABLES -- 4.2%
       3,000  Alberto Culver Co.............        144,000
      14,400  Avon Products, Inc............        822,600
       9,500  Black & Decker Corp...........        286,188
       3,100  Briggs & Stratton.............        136,400
       3,100  Centex Corp...................        116,638
       5,600  Clorox Co.....................        562,100
      16,000  Colgate Palmolive Co..........      1,476,000
       3,900  Fleetwood.....................        107,250
       8,400  Fruit of the Loom, Inc. Class
                A...........................        318,150
      60,100  Gillette Co...................      4,672,775
      12,000  International Flavors &
                Fragrances..................        540,000
       4,200  Kaufman & Broad Home Corp.....         54,075
      30,700  Kimberly-Clark Corp...........      2,924,175
       7,800  Liz Claiborne, Inc............        301,275
      17,400  Masco Corp....................        626,400
      10,900  Maytag Corp...................        215,275
      17,300  Newell Co.....................        544,950
      31,300  NIKE, Inc. Class B............      1,870,175
      74,100  Proctor & Gamble Co...........      7,965,750
       2,500  Pulte Corp....................         76,875
       6,100  Reebok International Ltd......        256,200
      16,300  Rubbermaid, Inc...............        370,825
       4,200  Russell Corp..................        124,950
       6,600  Snap-On, Inc..................        235,125
       2,200  Springs Industries, Inc.......         94,600
       9,700  Stanley Works.................        261,900
       5,400  Stride Rite Corp..............         54,000
       6,800  Tupperware Corp...............        364,650
       6,900  V F Corp......................        465,750
       8,100  Whirlpool Corp................        377,663
                                              -------------
                                                 26,366,714
                                              -------------
              CONSUMER SERVICES -- 2.0%
      10,700  Brunswick.....................        256,800
      17,100  Darden Restaurants, Inc.......        149,625
      36,200  Eastman Kodak.................      2,905,050
      11,300  H & R Block, Inc..............        327,700
     *11,200  Harrah's Entertainment,
                Inc.........................        222,600
       9,400  Hasbro, Inc...................        365,425
      14,000  HFS, Inc......................        836,500
      26,900  Hilton Hotels Corp............        702,763
      12,700  ITT Corp......................        550,863
      13,900  Marriott International,
                Inc.........................        767,975
      29,600  Mattel, Inc...................        821,400
      75,900  McDonalds Corp................      3,434,475

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD INDEX FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
 COMMON STOCKS -- (CONTINUED)
              CONSUMER SERVICES --
              (CONTINUED)
       4,900  Polaroid Corp.................  $     213,150
      11,500  Ralston Purina Group..........        843,813
      14,100  Wendy's International, Inc....        289,050
                                              -------------
                                                 12,687,189
                                              -------------
              ELECTRONICS -- 6.3%
      14,800  Advanced Micro Devices,
                Inc.........................        381,100
      23,900  AMP, Inc......................        917,163
      19,500  Applied Materials, Inc........        700,781
       5,100  E G & G, Inc..................        102,638
      24,400  Emerson Electric Co...........      2,360,700
     179,000  General Electric..............     17,698,625
       5,400  General Signal Corp...........        230,850
      89,200  Intel Corp....................     11,679,625
       4,500  Johnson Controls, Inc.........        372,938
      14,000  LSI Logic Corp................        374,500
      22,700  Micron Technology, Inc........        661,138
     *15,100  National Semiconductor
                Corp........................        368,063
     *19,000  Silicon Graphics, Inc.........        484,500
       3,600  Tektronix, Inc................        184,500
      20,700  Texas Instruments, Inc........      1,319,625
       5,800  Thomas & Betts Corp...........        257,375
      67,900  Westinghouse Electric Corp....      1,349,513
                                              -------------
                                                 39,443,634
                                              -------------
              ENERGY & SERVICES -- 9.2%
      10,100  Amerada Hess Corp.............        584,538
      54,100  Amoco Corp....................      4,355,050
       7,000  Ashland, Inc..................        307,125
      17,500  Atlantic Richfield Co.........      2,318,750
      15,700  Baker Hughes, Inc.............        541,650
      13,600  Burlington Resources, Inc.....        685,100
      70,900  Chevron Corp..................      4,608,500
      11,400  Coastal Corp..................        557,175
      19,100  Dresser Industries, Inc.......        592,100
     135,000  Exxon Corp....................     13,230,000
      13,600  Halliburton Co................        819,400
       2,700  Helmerich & Payne, Inc........        140,738
       5,300  Kerr-McGee Corp...............        381,600
       3,700  Louisiana Land & Exploration
                Co..........................        198,413
       6,000  McDermott International,
                Inc.........................         99,750
      42,800  Mobil Corp....................      5,232,300
      35,800  Occidental Petroleum Corp.....        836,825
      11,400  Oryx Energy Co................        282,150
      16,400  Panenergy Corp................        738,000
       5,100  Pennzoil Co...................        288,150
      28,600  Phillips Petroleum Co.........      1,265,550
      *9,300  Rowan Cos., Inc...............        210,413
      58,300  Royal Dutch Petroleum Co......      9,954,725
       9,900  Santa Fe Energy Resources,
                Inc.........................        137,363
      26,800  Schlumberger Ltd..............      2,676,650
       7,900  Sun Company, Inc..............        192,563
      28,800  Texaco, Inc...................      2,826,000
      27,200  Union Pacific Resources
                Group.......................        795,600
      27,200  Unocal Corp...................      1,105,000
      31,300  USX-Marathon Group............        747,288
      *5,800  Western Atlas, Inc............        411,075
                                              -------------
                                                 57,119,541
                                              -------------
              FINANCIAL SERVICES -- 14.6%
      12,200  AON Corp......................        757,925
      17,600  Aetna Life & Casualty Co......      1,408,000
      11,500  H.F. Ahmanson & Co............        373,750
   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
              FINANCIAL SERVICES --
              (CONTINUED)
       4,900  Alexander & Alexander.........  $      85,138
      49,800  Allstate Corp.................      2,882,175
      51,500  American Express Co...........      2,909,750
      23,700  American General Corp.........        968,738
      52,700  American International Group,
                Inc.........................      5,704,775
      46,500  Banc One Corp.................      1,999,500
      39,000  BankAmerica Corp..............      3,890,250
      16,600  Bank of Boston Corp...........      1,066,550
      42,600  Bank of New York, Inc.........      1,437,750
       8,900  Bankers Trust NY Corp.........        767,625
      21,200  Barnett Banks, Inc............        871,850
       5,800  Beneficial Corp...............        367,575
      16,800  Boatman Bancshares, Inc.......      1,083,600
      47,700  Chase Manhattan Corp..........      4,257,225
      19,500  Chubb Corp. (The).............      1,048,125
       8,400  CIGNA Corp....................      1,147,650
      51,200  Citicorp......................      5,273,600
      11,700  Comerica, Inc.................        612,788
      24,200  Corestates Financial Corp.....      1,255,375
      17,500  Dean Witter, Discover & Co....      1,159,375
      19,400  Federal Home Loan Mortgage
                Corp........................      2,136,425
     118,700  Federal National Mortgage
                Association.................      4,421,575
      11,500  Fifth Third Bancorp...........        722,344
      14,600  First Bank System, Inc........        996,450
      34,700  First Chicago Corp............      1,865,125
      30,800  First Union Corp..............      2,279,200
      28,500  Fleet Financial Group, Inc....      1,421,438
       9,300  General Re Corp...............      1,467,075
       6,200  Golden West Financial Corp....        391,375
      15,000  Great Western Financial
                Corp........................        435,000
      14,900  Greentree Financial Corp......        575,513
      10,500  Household International
                Corp........................        968,625
       8,300  Jefferson Pilot Corp..........        469,988
      24,500  Keycorp.......................      1,237,250
      12,100  Lincoln National Corp.........        635,250
       4,800  MBIA, Inc.....................        486,000
      24,200  MBNA Corp.....................      1,004,300
       8,000  Marsh and McLennan Cos.,
                Inc.........................        832,000
      14,100  Mellon Bank Corp..............      1,001,100
      17,900  Merrill Lynch & Co., Inc......      1,458,850
       6,600  MGIC Investment...............        501,600
      20,300  Morgan (J.P.) & Co., Inc......      1,981,788
      16,600  Morgan Stanley Group..........        948,275
      24,100  National City Corp............      1,081,488
      31,300  NationsBank Corp..............      3,059,575
      40,300  Norwest Corp..................      1,753,050
      37,100  PNC Bank Corp.................      1,395,888
      10,900  Providian Corp................        559,988
       6,000  Republic New York Corp........        489,750
      14,100  Safeco Corp...................        556,069
      11,900  Salomon Brothers, Inc.........        560,788
       9,300  St. Paul Cos., Inc............        545,213
      24,200  Sun Trust Banks, Inc..........      1,191,850
       7,900  Torchmark Corp................        398,950
       7,700  Transamerica Corp.............        608,300
      69,600  Travelers Group, Inc. (The)...      3,158,100
       8,200  UNUM Corp.....................        592,450
      16,400  US Bancorp Oregon.............        736,975
       4,000  USLife Corp...................        133,000
      13,000  USF&G Corp....................        271,375
      18,000  Wachovia Corp.................      1,017,000
      10,100  Wells Fargo & Co..............      2,724,475
                                              -------------
                                                 90,399,919
                                              -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
 COMMON STOCKS -- (CONTINUED)
              FOOD, BEVERAGE & TOBACCO --
              8.4%
      18,500  American Brands, Inc..........  $     918,063
      54,300  Anheuser Busch Cos., Inc......      2,172,000
      59,200  Archer-Daniels-Midland........      1,302,400
       7,500  Brown-Forman..................        343,125
      15,600  CPC International.............      1,209,000
      25,400  Campbell Soup Co..............      2,038,350
     270,500  Coca-Cola Co..................     14,235,063
      26,200  Conagra, Inc..................      1,303,450
       4,100  Coors Adolph Class B..........         77,900
      17,000  General Mills Co..............      1,077,375
      40,000  H.J. Heinz Co.................      1,430,000
      16,700  Hershey Foods Corp............        730,625
      22,900  Kellogg Co....................      1,502,813
     168,900  Pepsico, Inc..................      4,940,325
      88,500  Philip Morris Cos., Inc.......      9,967,313
      14,800  Quaker Oats Co................        564,250
      52,600  Sara Lee Corp.................      1,959,350
      40,600  Seagram.......................      1,573,250
      20,200  UST, Inc......................        653,975
      17,400  Unilever NV...................      3,049,350
      11,300  Whitman Corp..................        258,488
      12,600  Wrigley Wm Jr., Co............        708,750
                                              -------------
                                                 52,015,215
                                              -------------
              HEALTH CARE -- 10.7%
      84,500  Abbott Laboratories...........      4,288,375
       7,100  Allergan, Inc.................        252,938
      *9,200  Alza Corp.....................        238,050
      69,400  American Home Products
                Corp........................      4,068,575
      28,800  Amgen, Inc....................      1,566,000
       6,200  Bard (C.R.), Inc..............        173,600
       6,000  Bausch & Lomb, Inc............        210,000
      29,700  Baxter International, Inc.....      1,217,700
      13,500  Becton, Dickinson & Co........        585,563
      10,800  Beverly Enterprises, Inc......        137,700
      12,600  Biomet, Inc. ADR..............        190,575
      19,300  Boston Scientific Corp........      1,158,000
      54,500  Bristol-Myers Squibb Co.......      5,926,875
      73,000  Columbia/HCA Healthcare
                Corp........................      2,974,750
       8,100  Guidant Corp..................        461,700
      17,700  Humana, Inc...................        338,513
     144,800  Johnson & Johnson.............      7,203,800
      60,000  Lilly Eli & Co................      4,380,000
      12,900  Loews Corp....................      1,215,825
       8,000  Mallinckrodt Group, Inc.......        353,000
       6,800  Manor Care, Inc...............        183,600
      26,100  Medtronic, Inc................      1,774,800
     131,100  Merck & Co., Inc..............     10,389,675
       4,700  Millipore Corp................        194,463
      12,500  Pall Corp.....................        318,750
      70,100  Pfizer, Inc...................      5,809,538
      55,200  Pharmacia & Upjohn, Inc.......      2,187,300
       9,000  Pioneer Hi-Bred
                International...............        630,000
      40,200  Schering-Plough Corp..........      2,602,950
      25,600  Service Corp. International...        716,800
       2,600  Shared Medical Systems
                Corp........................        128,050
       8,800  St. Jude Medical, Inc.........        375,100
      23,600  Tenet Healthcare Corp.........        516,250
      20,000  United Health Care Corp.......        900,000
       6,800  U.S. Surgical Corp............        267,750
      29,500  Warner-Lambert Co.............      2,212,500
                                              -------------
                                                 66,149,065
                                              -------------
   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
              INDUSTRIAL MATERIALS -- 5.7%
      12,100  Air Products & Chemicals
                Corp........................  $     836,413
      24,600  Alcan Aluminum Ltd............        827,175
      19,000  Allegheny Teledyne, Inc.......        437,000
      18,900  Aluminum Company of America...      1,204,875
      11,600  Armco, Inc....................         47,850
       4,500  Armstrong World Industries,
                Inc.........................        312,750
       4,700  Asarco, Inc...................        116,913
      38,800  Barrick Gold Corp.............      1,115,500
      24,400  Battle Mountain Gold Co.......        167,750
       5,700  Bemis, Inc....................        210,188
      12,100  Bethlehem Steel Corp..........        108,900
       5,300  Boise Cascade Corp............        168,275
      10,400  Champion International
                Corp........................        449,800
      13,900  Crown Cork & Seal, Inc........        755,813
      10,100  Cyprus Amax Minerals..........        236,088
      26,400  Dow Chemical Co...............      2,069,100
      61,200  du Pont (ei) de Nemours &
                Co..........................      5,775,750
       8,400  Eastman Chemical Co...........        464,100
      15,200  Echo Bay Mines Ltd............        100,700
       7,000  Ecolab, Inc...................        263,375
      15,600  Englehard Corp................        298,350
       4,000  FMC Corp......................        280,500
      21,000  Freeport-McMoran Copper &
                Gold, Inc. Class B..........        627,375
       9,900  Georgia-Pacific Corp..........        712,800
       5,800  B.F. Goodrich Co. (The).......        234,900
       9,700  Grace (WR) & Co...............        501,975
       6,900  Great Lakes Chemical Corp.....        322,575
      11,100  Hercules, Inc.................        480,075
      15,900  Homestake Mining Co...........        226,575
      18,300  Inco Co. Ltd..................        583,313
       5,300  Inland Steel Industries,
                Inc.........................        106,000
      32,600  International Paper Co........      1,316,225
       9,400  James River Corp..............        311,375
      11,800  Louisiana-Pacific Corp........        249,275
       5,700  Mead Corp.....................        331,313
      63,900  Monsanto Co...................      2,484,113
      15,500  Morton International, Inc.....        631,625
       7,300  Nalco Chemical Co.............        263,713
      10,800  Newmont Mining Corp...........        483,300
       9,500  Nucor Corp....................        484,500
       5,600  Owens Corning Fiberglass
                Corp........................        238,700
      19,900  PPG Industries, Inc...........      1,116,888
       7,000  Phelps Dodge Corp.............        472,500
      26,000  Placer Dome, Inc..............        565,500
       3,100  Potlatch Corp.................        133,300
      17,000  Praxair.......................        784,125
       6,900  Reynolds Metal Co.............        388,988
       7,000  Rohm & Haas Co................        571,375
      14,300  Santa Fe Pacific Gold Corp....        219,863
       9,300  Sherwin Williams..............        520,800
       5,400  Sigma Aldrich Corp............        337,163
      10,800  Stone Container Corp..........        160,650
       6,000  Temple-Inland, Inc............        324,750
       7,600  Union Camp Corp...............        362,900
      13,800  Union Carbide Corp............        564,075
       9,200  USX - U.S. Steel Group........        288,650
      11,100  Westvaco Corp.................        319,125
      21,600  Weyerhaeuser Co...............      1,023,300
       6,000  Willamette Industries, Inc....        419,250
       9,900  Worthington Industries,
                Inc.........................        179,438
                                              -------------
                                                 35,589,532
                                              -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD INDEX FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
 COMMON STOCKS -- (CONTINUED)
              MANUFACTURING -- 2.8%
      11,400  Avery Dennison
                International...............  $     403,275
       3,300  Ball Corp.....................         85,800
       8,000  Case Corp.....................        436,000
      20,800  Caterpillar, Inc..............      1,565,200
       4,300  Cincinnati Milacron, Inc......         94,063
      11,700  Cooper Industries.............        492,863
      25,000  Corning, Inc..................      1,156,250
       5,000  Crane Co......................        145,000
       4,300  Cummins Engine, Inc...........        197,800
      28,100  Deere & Co....................      1,141,563
      12,200  Dover Corp....................        613,050
       8,400  Eaton Corp....................        585,900
       3,600  Giddings & Lewis..............         46,350
       5,300  Harnischfeger Industries,
                Inc.........................        255,063
      13,800  Honeywell, Inc................        907,350
      13,500  Illinois Tool Works, Inc......      1,078,313
      11,900  Ingersoll-Rand Co.............        529,550
      45,400  Minnesota Mining &
                Manufacturing Co............      3,762,525
         900  Nacco Industries..............         48,150
      *8,000  Navistar International
                Corp........................         73,000
       4,200  PACCAR, Inc...................        285,600
       8,100  Parker-Hannifin Corp..........        313,875
       4,700  Perkin Elmer..................        276,713
      18,600  Tenneco, Inc..................        839,325
      16,300  Thermo Electron Corp..........        670,338
       3,400  Timken Co.....................        155,975
       3,000  Trinova Corp..................        109,125
      17,000  Tyco International Ltd........        898,875
                                              -------------
                                                 17,166,891
                                              -------------
              MEDIA & SERVICES -- 3.1%
      54,500  Airtouch Communications.......      1,376,125
      18,600  Cognizant Corp................        613,800
      35,500  Comcast Corp..................        632,344
      73,700  Walt Disney Co................      5,131,363
      10,500  Dow Jones & Co................        355,688
      18,500  Dun & Bradstreet Corp.........        439,375
      15,300  Gannett Co., Inc..............      1,145,588
       7,700  Harcourt General, Inc.........        355,163
       8,800  Interpublic Group.............        418,000
      *4,100  King World Productions,
                Inc.........................        151,188
      10,200  Knight Ridder, Inc............        390,150
      10,800  McGraw-Hill Cos., Inc.........        498,150
       2,900  Meredith Corp.................        152,975
      10,500  New York Times Co. (The) Class
                A...........................        399,000
     *72,200  Tele-Communications, Inc.
                Class A.....................        943,113
      61,800  Time Warner, Inc..............      2,317,500
      10,800  Times Mirror Co. Class A......        537,300
       6,700  Tribune Co....................        528,463
      67,900  U.S. West Media Group.........      1,256,150
      38,500  Viacom, Inc. Class B..........      1,342,688
                                              -------------
                                                 18,984,123
                                              -------------
              RETAIL -- 4.5%
      27,400  Albertson's, Inc..............        976,125
       8,100  American Greetings Corp. Class
                A...........................        229,838
      15,800  American Stores Co............        645,825
      16,300  Autozone......................        442,138
      11,500  CVS Corp......................        475,813
      11,400  Charming Shoppes, Inc.........         57,713
      10,600  Circuit City Stores, Inc......        319,325
     *42,800  CUC International.............      1,016,500
      23,600  Dayton Hudson Corp............        926,300
   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
              RETAIL -- (CONTINUED)
      12,300  Dillard Department Stores,
                Inc. Class A................  $     379,763
      22,600  Federated Department Stores...        771,225
      30,800  Gap, Inc......................        927,850
       6,500  Giant Food, Inc...............        224,250
       4,200  Great Atlantic & Pacific Tea
                Co..........................        133,875
      52,200  Home Depot, Inc. (The)........      2,616,525
       4,200  Jostens, Inc..................         88,725
      52,600  K Mart Corp...................        545,725
     *13,700  Kroger Co.....................        637,050
      29,500  Limited, Inc. (The)...........        542,063
       2,100  Longs Drug Store..............        103,163
      18,800  Lowe's Cos., Inc..............        667,400
      27,400  May Department Stores Co.
                (The).......................      1,280,950
       4,000  Mercantile Stores, Inc........        197,500
       8,800  Nordstrom, Inc................        311,850
      25,100  J.C. Penney, Inc..............      1,223,625
       6,800  Pep Boys--Manny, Moe, Jack....        209,100
      21,400  Price/Costco, Inc.............        537,675
      13,300  Rite Aid Corp.................        528,675
      42,600  Sears Roebuck & Co............      1,964,925
       8,500  TJX Cos., Inc.................        402,688
       6,300  Tandy Corp....................        277,200
     *29,800  Toys "R" Us Inc...............        894,000
     249,400  Wal-Mart Stores, Inc..........      5,705,025
      26,800  Walgreen Co...................      1,072,000
      16,400  Winn Dixie Stores Inc.........        518,650
      14,500  Woolworth (F.W.) Co...........        317,188
                                              -------------
                                                 28,168,242
                                              -------------
              SOFTWARE & SERVICES -- 3.3%
       5,000  Autodesk, Inc.................        140,000
      31,600  Automatic Data Processing.....      1,354,850
      *7,500  Ceridian Corp.................        303,750
      39,700  Computer Associates Corp......      1,975,075
       8,300  Computer Sciences Corp........        681,638
      48,700  First Data Corp...............      1,777,550
      *5,200  Intergraph Corp...............         53,300
    *130,000  Microsoft Corp................     10,741,250
     *37,400  Novell, Inc...................        354,131
     *71,500  Oracle Systems Corp...........      2,985,125
                                              -------------
                                                 20,366,669
                                              -------------
              TRANSPORTATION -- 1.5%
      *9,900  AMR Corp......................        872,438
      16,600  Burlington Northern Santa Fe
                Corp........................      1,433,825
      23,600  CSX Corp......................        997,100
       4,300  Caliber System, Inc...........         82,775
       8,700  Consolidated Freightways,
                Inc.........................        866,738
       8,100  Delta Airlines, Inc...........        574,088
     *12,400  Federal Express Corp..........        551,800
      34,100  Laidlaw, Inc. Class B.........        392,150
      13,600  Norfolk Southern Corp.........      1,190,000
       8,900  Ryder Systems, Inc............        250,313
      15,800  Southwest Air Lines Co........        349,575
      26,600  Union Pacific Corp............      1,599,325
       7,000  USAir Group...................        163,625
                                              -------------
                                                  9,323,752
                                              -------------
              UTILITIES -- 10.0%
      20,600  Alltel Corp...................        646,325
      20,400  American Electric Power Co.,
                Inc.........................        838,950
      59,700  Ameritech Corp................      3,619,313
     175,900  AT&T Corp.....................      7,651,650

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
 COMMON STOCKS -- (CONTINUED)
              UTILITIES -- (CONTINUED)
      16,000  Baltimore Gas and Electric....  $     428,000
      47,600  Bell Atlantic Corp............      3,082,100
     108,000  BellSouth Corp................      4,360,500
      16,500  Carolina Power and Lighting
                Co..........................        602,250
      22,900  Central & Southwest Corp......        586,813
      17,100  Cinergy Corp..................        570,713
       6,000  Columbia Gas System, Inc.
                (The).......................        381,750
      25,600  Consolidated Edison NY........        748,800
      10,300  Consolidated Natural Gas
                Co..........................        569,075
      15,800  DTE Energy Co.................        511,525
      19,600  Dominion Resources, Inc.......        754,600
      21,900  Duke Power Co.................      1,012,875
       2,200  Eastern Enterprises...........         77,825
      47,100  Edison International..........        936,113
           1  El Paso Natural Gas...........             10
      27,700  Enron Corp....................      1,194,563
       7,600  Enserch Corp..................        174,800
      25,100  Entergy Corp..................        696,525
      19,900  FPL Group, Inc................        915,400
      17,800  Frontier Corp.................        402,725
      13,100  GPU, Inc......................        440,488
     104,600  GTE Corp......................      4,759,243
      25,500  Houston Industries, Inc.......        576,938
      74,300  MCI Communications Corp.......      2,428,681
      15,700  Niagara Mohawk Power Corp.....        155,038
       5,400  Nicor, Inc....................        193,050
      14,900  Noram Energy Corp.............        229,088
       7,500  Northern States Power Co......        344,063
      47,800  NYNEX Corp....................      2,300,375
      16,600  Ohio Edison Co................        377,650
       3,000  Oneok, Inc....................         90,000
       9,200  Pacific Enterprises...........        279,450
      44,800  Pacific Gas & Electric Co.....        940,800
      46,600  Pacific Telesis Group.........      1,712,550
      32,000  Pacificorp....................        656,000
      24,200  Peco Energy Company...........        611,050
       3,800  Peoples Energy Corp...........        128,725
      17,600  PP&L Resources, Inc...........        404,800
      25,900  Public Service Enterprises....        705,775
      65,600  SBC Communications, Inc.......      3,394,800
       9,400  Sonat, Inc....................        484,100
      73,200  Southern Co. (The)............      1,656,150
      46,800  Sprint Corp...................      1,866,150
      24,400  Texas Utilities Co............        994,300
      51,900  U.S. West Communications
                Group.......................      1,673,775
      23,400  Unicom Corp...................        634,725
      11,100  Union Electric Co.............        427,350
      17,100  Williams Companies, Inc.
                (The).......................        641,250
   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
              UTILITIES -- (CONTINUED)
      94,500  Worldcom, Inc.................  $   2,462,906
                                              -------------
                                                 62,332,470
                                              -------------
              Total common stocks...........  $ 615,698,479
                                              -------------
                                              -------------
  PRINCIPAL
   AMOUNT
 -----------
 SHORT-TERM SECURITIES -- 1.4%
              U.S. TREASURY BILL -- 0.1%
              U.S. Treasury Bill
 $   500,000    5.23% due 01/09/97..........  $     499,419
                                              -------------
              REPURCHASE AGREEMENT -- 1.3%
   8,197,000  Interest in $108,163,000 joint
                repurchase agreement dated
                12/31/96 with State Street
                Bank 6.70% due 01/02/97;
                maturity amount $8,200,051;
                (Collaterlized by
                $53,860,000 U.S. Treasury
                Note 7.5% due 02/15/05 and
                $54,303,000 U.S. Treasury
                Note 8.875% due 08/15/17)...      8,197,000
                                              -------------
              Total short-term securities...  $   8,696,419
                                              -------------
                                              -------------

DIVERSIFICATION OF ASSETS:
Total common stocks (cost $511,532,419)......   99.1 %  $615,698,479
Total short-term securities (cost
  $8,696,419)................................    1.4       8,696,419
                                               ------   ------------
Total investment in securities
  (Identified cost $520,228,838).............  100.5     624,394,898
Excess of liabilities over cash and
  receivables................................   (0.5)     (3,330,337)
                                               ------   ------------
Net assets (applicable to $2.38177 per share
  based on 260,757,272 shares outstanding)...  100.0%   $621,064,561
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  400,000,000 shares; outstanding 260,757,272
  shares.............................................   $ 26,075,727
Capital surplus......................................    436,555,681
Undistributed net investment income..................         72,621
Undistributed net realized gain on investments.......     54,305,106
Unrealized depreciation on futures contracts**.......       (110,634)
Unrealized appreciation of investments...............    104,166,060
                                                        ------------
Net assets, applicable to shares outstanding.........   $621,064,561
                                                        ------------
                                                        ------------

  * Non-income producing during period.
** The Fund had 12 Standard & Poor's 500 March 1997 futures contracts open at
   December 31, 1996. The contracts had a market value of $4,457,000 at December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford International Opportunities Fund, Inc.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                                  MARKET
   SHARES                                         VALUE
 -----------                                  --------------
 COMMON STOCKS -- 91.4%
              ARGENTINA -- 0.9%
     500,000  Perezcompanc S.A. B...........  $   3,515,619
     203,000  YPY S.A. ADR..................      5,125,750
                                              --------------
                                                  8,641,369
                                              --------------
              AUSTRALIA -- 4.1%
   1,164,035  Amcor Ltd.....................      7,479,531
   2,584,978  Boral Ltd.....................      7,350,209
     697,260  Broken Hill Proprietary Co.
                Ltd.........................      9,924,129
   5,082,141  Goodman Fielder Ltd...........      6,296,962
   1,790,000  Pioneer International Ltd.....      5,331,435
     243,700  Qantas Airways Ltd. ADR***....      4,064,745
                                              --------------
                                                 40,447,011
                                              --------------
              AUSTRIA -- 0.9%
      83,350  OMV AG........................      9,388,810
                                              --------------
              BELGIUM -- 0.7%
     *81,500  Credit Communal Holding***....      7,427,866
                                              --------------
              BRAZIL -- 1.4%
   4,780,000  Centrais Electicas SA.........      1,711,262
   2,569,600  Cervejaria Brahma Pref........      1,404,622
     241,000  Electrobras On ADR............      4,313,948
  22,840,000  Petroleo Brasileiro...........      3,637,807
  42,650,000  Telecommunic Brasileiras......      3,057,883
                                              --------------
                                                 14,125,522
                                              --------------
              CANADA -- 2.0%
     620,000  Canadian Pacific Ltd..........     16,430,000
    *325,500  Canwest Global Communication
                Corp........................      3,336,375
                                              --------------
                                                 19,766,375
                                              --------------
              CHILE -- 0.7%
     240,000  Enersis S.A. ADR..............      6,660,000
                                              --------------
              DENMARK -- 2.1%
     254,300  TeleDanmark B ADR.............      6,929,675
     293,000  UniDanmark A Registered.......     15,149,417
                                              --------------
                                                 22,079,092
                                              --------------
              FINLAND -- 1.6%
       2,100  Kesko.........................         29,570
  *1,380,000  Merita Bank Ltd. A............      4,281,614
     765,000  Metsa-Serla Oy B..............      5,726,284
     291,000  Rauma Oy......................      6,124,309
                                              --------------
                                                 16,161,777
                                              --------------
              FRANCE -- 7.8%
      61,443  Accor.........................      7,764,973
      99,600  Assurances Generales***.......      3,209,049
     231,000  Assurances Generales de
                France......................      7,442,673
     247,000  Banque Nationale de Paris.....      9,540,317
      88,000  Credit Commerical de France...      4,062,525
     132,432  Havas SA......................      9,272,492
      13,000  Peugeot SA....................      1,460,355
     103,315  Remy Cointreau................      2,921,345
     286,005  Rhone-Poulenc SA..............      9,732,034
      35,965  Saint Gobain..................      5,077,831
      56,945  Societe Generale..............      6,144,982
      66,000  Societe Nationale Elf
                Acquitaine..................      5,996,033
      58,303  Total SA......................      4,732,663
                                              --------------
                                                 77,357,272
                                              --------------

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              GERMANY -- 4.8%
     171,000  Daimler-Benz AG...............  $  11,706,180
      17,250  Degussa AG....................      7,835,267
      70,600  Hornbach Holdings Pref
                (Non-Vtg)...................      5,039,228
      16,800  Karstadt AG...................      5,581,435
      10,449  Mannesmann AG.................      4,489,837
     658,000  Metallgesellschaft AG.........     13,415,248
                                              --------------
                                                 48,067,195
                                              --------------
              HONG KONG -- 3.6%
     850,000  Citic Pacific Ltd.............      4,934,068
   1,090,000  Hutchison Whampoa Ltd.........      8,560,767
     270,000  New World Development Co.
                Ltd.........................      1,823,854
     748,000  Sun Hung Kai Properties.......      9,162,642
     915,000  Swire Pacific Ltd.............      8,724,148
  11,350,000  Tingyi Holding Corp...........      2,971,398
                                              --------------
                                                 36,176,877
                                              --------------
              INDIA -- 0.4%
     217,100  State Bank of India...........      3,853,525
                                              --------------
              INDONESIA -- 0.9%
   4,785,500  Bank Negara Indonesa BNI......      2,532,010
      71,000  Indosat ADR...................      1,943,625
   1,098,000  Jaya Real Property -
                Foreign.....................      1,533,714
     960,000  Jaya Real Property - Foreign
                Reg. D......................      1,340,952
   1,724,000  Kalbe Farma - Foreign
                Registered..................      1,970,285
                                              --------------
                                                  9,320,586
                                              --------------
              IRELAND -- 0.5%
   1,840,000  Smurfit Jefferson Group.......      5,463,155
                                              --------------
              ITALY -- 3.2%
     738,300  Arnoldo Mondadori Editore
                SPA.........................      5,996,715
   2,370,600  Banca Commerciale Italiana
                SPA.........................      4,303,095
   1,550,000  Fiat SPA......................      4,679,053
  *2,630,000  Finanziaria Autogrill SPA.....      2,542,650
   2,190,000  Stet..........................      9,938,178
   1,530,000  Telecom Italia SPA............      3,964,617
                                              --------------
                                                 31,424,308
                                              --------------
              JAPAN -- 18.9%
     503,000  Asahi Organic Chemicals
                Industry Co.................      2,959,843
     194,700  Canon Sales Co., Inc..........      4,327,785
      90,000  Chudenko Corp.................      2,589,816
     561,000  Chugai Pharmaceutical Co......      4,688,291
      54,000  Cosel Co......................        842,078
     435,000  Dai Nippon Printing Co........      7,607,909
     172,000  Danto Corp....................      1,674,507
     174,000  Fuji Machine Manufacturing
                Co..........................      4,602,223
      81,000  Japan Associated Finance
                Co..........................      6,385,371
     652,000  JGC Corp......................      4,881,433
     231,000  Kyudenko Corp.................      2,388,214
     193,000  Mabuchi Motor Co..............      9,694,064
     380,000  Maruichi Steel Tube...........      6,547,773
     529,000  Matsushita Electric Industrial
                Co..........................      8,613,853
     899,000  Mitsubishi Heavy Industries...      7,125,700
     186,000  Murata Manufacturing Co.......      6,169,553
     801,000  NGK Spark Plug................      8,764,280
     553,000  Nippon Express Co.............      3,782,907
      39,230  Nippon Television Network
                Corp........................     11,829,499
     350,000  Nomura Securities Co..........      5,246,834
     792,000  Onward Kashiyama Co. Ltd......     11,122,253
     525,000  Sakura Bank...................      3,745,154
     224,000  Sankyo Co. Ltd................      6,329,973
     305,000  Sanwa Bank Ltd................      4,151,805

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
 COMMON STOCKS -- (CONTINUED)
              JAPAN -- (CONTINUED)
     407,000  Seventy-Seven Bank............  $   3,331,179
      55,000  Sony Corp.....................      3,596,536
     935,000  Sumitomo Realty &
                Development.................      5,880,503
     167,000  Sumitomo Trust & Banking
                Co..........................      1,668,993
     616,000  Toda Construction Co..........      4,670,285
     516,000  Tokio Marine & Fire Insurance
                Co..........................      4,845,696
   1,468,000  Toyo Ink Manufacturing Co.....      6,007,581
     265,000  Toyota Motor Corp.............      7,602,739
     139,600  World Co......................      5,773,068
     918,000  Yamato Kogyo Co...............      8,462,651
      27,000  Yamazaki Baking Co............        430,342
                                              --------------
                                                188,340,691
                                              --------------
              LUXEMBOURG -- 0.2%
     192,100  Indo Gulf GDR.................        155,486
     202,500  Quilmes Industrial ADR........      1,847,813
                                              --------------
                                                  2,003,299
                                              --------------
              MALAYSIA -- 1.5%
   1,870,000  Land & General Holdings
                Berhad......................      4,479,696
     876,000  MBF Capital Berhad............      1,422,131
     720,000  Resorts World Berhad..........      3,278,551
   1,367,400  Sime Darby Berhad.............      5,387,289
                                              --------------
                                                 14,567,667
                                              --------------
              MEXICO -- 2.0%
     364,800  Cemex S.A. - CPO..............      1,309,146
     675,200  Cemex S.A. De C.V.............      2,423,069
   1,466,000  FEMSA S.A. B..................      4,990,955
   1,030,000  Grupo Carao S.A. Series A1....      5,364,583
 *11,140,000  Grupo Financiero Bancomer B...      4,457,698
     274,900  Transportacion Maritima A
                ADR.........................      1,271,413
                                              --------------
                                                 19,816,864
                                              --------------
              NETHERLANDS -- 3.5%
      62,800  Akzo Nobel NV.................      8,568,239
     268,787  Ing Groep NV..................      9,665,372
     218,178  KLM...........................      6,130,094
     209,000  Polygram NV...................     10,632,830
                                              --------------
                                                 34,996,535
                                              --------------
              NEW ZEALAND -- 0.9%
   1,720,680  Air New Zealand Ltd. B........      4,668,374
   1,916,000  Carter Holt Harvey Ltd........      4,345,451
                                              --------------
                                                  9,013,825
                                              --------------
              NORWAY -- 1.9%
     645,500  Fokus Bank....................      4,437,865
     553,801  Nycomed ASA A.................      8,456,130
     370,000  Saga Petroleum AS A...........      6,171,129
                                              --------------
                                                 19,065,124
                                              --------------
              PHILIPPINES -- 0.5%
      44,000  Philippine Long Distance
                ADR.........................      2,244,000
   2,710,000  Pilipino Telephone............      2,292,680
                                              --------------
                                                  4,536,680
                                              --------------
              PORTUGAL -- 0.1%
      10,300  Telecel Communicacoes 144A....        656,811
                                              --------------
              SINGAPORE -- 3.2%
     708,875  Development Bank of
                Singapore...................      9,577,892
     970,000  Far East-Levingston
                Shipbuilding................      5,062,127
   1,000,000  Keppel Corp...................      7,792,288
   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              SINGAPORE -- (CONTINUED)
   1,240,000  Straits Steamship Land........  $   3,971,350
     515,000  United Overseas Bank..........      5,743,417
                                              --------------
                                                 32,147,074
                                              --------------
              SOUTH KOREA -- 1.0%
      51,920  Cho Sun Brewery Co............      1,320,260
     157,000  Korea Electric Power Corp.
                ADR.........................      3,218,500
     *80,260  Korean Air....................      1,234,039
     221,000  Pohang Iron & Steel Ltd.
                ADR.........................      4,475,250
                                              --------------
                                                 10,248,049
                                              --------------
              SPAIN -- 2.1%
      20,700  Acerinox SA...................      2,985,446
     128,000  Empresa Nacional de
                Electricidad ADR............      9,092,598
      63,000  Empresa Nacional de
                Electricidad................      4,410,000
     175,000  Telefonica de Espana SA.......      4,056,313
                                              --------------
                                                 20,544,357
                                              --------------
              SWEDEN -- 1.4%
     132,400  BT Industries AB..............      2,462,615
     269,000  Pharmacia & Upjohn DR.........     11,011,310
                                              --------------
                                                 13,473,925
                                              --------------
              SWITZERLAND -- 2.7%
       4,030  Cie Financiere Richemont AG...      5,642,572
       7,850  Nestle SA.....................      8,401,187
      13,100  Sulzer AG - Part Certified....      6,985,517
       3,200  Sulzer AG - Registered........      1,842,229
       5,475  Swissair Registered...........      4,415,977
                                              --------------
                                                 27,287,482
                                              --------------
              THAILAND -- 1.0%
   6,251,763  Bangkok Metropolitan Bank.....      2,438,281
     375,000  Land & House Co. Ltd..........      2,734,980
     310,000  Siam City Cement Public Co.
                Ltd.........................      1,620,122
     450,000  Siam Commercial...............      3,264,426
                                              --------------
                                                 10,057,809
                                              --------------
              UNITED KINGDOM -- 14.6%
     310,622  Allied Irish Banks PLC........      2,081,087
     133,000  Amersham International PLC....      2,617,434
     852,000  Associated British Foods......      7,064,145
     160,000  Bank of Ireland...............      1,460,766
   1,030,000  Bank of Scotland..............      5,437,742
     471,000  Boc Group PLC.................      7,040,606
     770,000  Boots Company PLC.............      7,939,150
   2,700,000  British Gas PLC...............     10,373,046
   1,032,000  British Telecommunications
                PLC.........................      6,967,114
   1,650,000  BTR...........................      8,019,153
   2,110,000  Cookson Group PLC.............      8,521,591
     960,000  CN de la Rue PLC..............      9,405,306
   1,870,000  National Grid Group PLC.......      6,256,257
   1,747,000  Northern Foods PLC............      6,113,817
     754,784  Powergen PLC..................      7,394,765
   1,220,000  Rank Group PLC................      9,092,309
     616,550  Reckitt & Colman PLC..........      7,638,940
     769,381  Royal & Sun Alliance
                Insurance...................      5,852,473
     675,082  Royal Bank of Scotland
                Group.......................      6,509,935
   1,856,529  Sainsbury (J) PLC.............     12,327,065
   1,110,000  Sun Life & Provincial
                Holdings....................      4,967,303
     610,000  United Biscuits PLC...........      2,192,176
                                              --------------
                                                145,272,180
                                              --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
 COMMON STOCKS -- (CONTINUED)
              VENEZUELA -- 0.3%
      95,600  Cia Anonima Telef De Venezuela
                ADR.........................  $   2,688,750
                                              --------------
              Total common stocks...........  $ 911,077,862
                                              --------------
                                              --------------
 PREFERRED STOCKS -- 0.8%
     140,900  Nokia Pref. ADS...............  $   8,119,363
                                              --------------
                                              --------------

  PRINCIPAL
   AMOUNT
 -----------
 SHORT-TERM SECURITIES -- 7.3%
              U.S. TREASURY BILL -- 1.0%
 $10,000,000    5.00% due 12/11/97..........  $   9,501,678
                                              --------------
              REPURCHASE AGREEMENTS -- 6.3%
  40,063,000  Interest in $399,594,000 joint
                repurchase agreement dated
                12/31/96 with State Street
                Bank 6.7693% due 01/02/97;
                maturity amount $40,078,067;
                (Collateralized by
                $218,212,000 U.S. Treasury
                Note 6.25% due 06/30/98 and
                $280,160,000 U.S. Treasury
                Strip (principal) 0% due
                05/15/19)...................     40,063,000
  22,526,000  Interest in $300,000,000 joint
                repurchase agreement dated
                12/31/96 with First Boston
                6.75% due 01/02/97; maturity
                amount $22,534,447;
                (Collateralized by
                $301,035,000 U.S. Treasury
                Note 6.25% due 10/31/01)....     22,526,000
                                              --------------
                                                 62,589,000
                                              --------------
              Total short-term securities...  $  72,090,678
                                              --------------
                                              --------------

                                                           MARKET
                                                            VALUE
                                                        -------------
DIVERSIFICATION OF ASSETS:
Total common stocks (cost $840,423,679)......   91.4%   $911,077,862
Total preferred stock (cost $4,920,928)......    0.8       8,119,363
Total short term securities (cost
  $72,090,678)...............................    7.3      72,090,678
                                               ------   -------------
Total investment in securities
  (Identified cost $917,435,285).............   99.5     991,287,903
Excess of cash and receivables over
  liabilities................................    0.5       5,255,128
                                               ------   -------------
Net assets (applicable to $1.40688 per share
  based on 708,337,983 shares outstanding)...  100.0%   $996,543,031
                                               ------   -------------
                                               ------   -------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share authorized
  1,500,000,000 shares, outstanding 708,337,983
  shares.............................................   $ 70,833,798
Capital surplus......................................    775,305,019
Undistributed net investment income..................         34,249
Undistributed net realized gain on investments.......     75,679,809
Unrealized appreciation of investments...............     73,852,618
Unrealized appreciation on futures contracts**.......        704,364
Unrealized appreciation on forward foreign currency
  contracts (Note 2).................................         99,800
Unrealized appreciation on translation on other
  assets and liabilities in foreign currencies.......         33,374
                                                        -------------
Net assets, applicable to shares outstanding.........   $996,543,031
                                                        -------------
                                                        -------------

  * Non-income producing during period.
 ** The Fund had 155 March TSE 35 Index futures contracts, 170 March MATIF CAC
    40 Index futures contracts, 388 March ALL ORDS Index futures, 47 Hang Seng index futures contracts, 1600 January IBEX futures contracts, 68 March TSE TOPIX Index futures contracts, 323 January OMX Stock Index futures contracts, 40 March MIB 30 Index futures contracts, and 164 March DTB DAX Index futures contracts open at December 31, 1996. The contracts had a market value of $822,332 at December 31, 1996.
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FORWARD FOREIGN CURRENCY CONTRACTS -- NOTE 2 -- OUTSTANDING AT DECEMBER 31, 1996

                                                                      UNREALIZED
                                              AGGREGATE   DELIVERY   APPRECIATION
DESCRIPTION                     TOTAL VALUE  FACE VALUE     DATE     (DEPRECIATION)
------------------------------  -----------  -----------  ---------  -------------
German Deutschemark (Buy)        $2,987,465   $2,954,956   03/20/97    $  32,509
Spanish Peseta (Buy)             3,581,466    3,543,485    01/17/97       37,981
Japanese Yen (Buy)               2,107,726    2,127,015    03/13/97      (19,289)
Swedish Krona (Buy)              4,357,300    4,308,701    01/24/97       48,599
                                                                     -------------
                                                                       $  99,800
                                                                     -------------
                                                                     -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Dividend and Growth Fund, Inc.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
COMMON STOCKS -- 94.5%
             AEROSPACE & DEFENSE -- 3.2%
    198,200  Northrop Grumman Corp.........  $   16,401,050
    269,600  Sundstrand Corp...............      11,458,000
                                             --------------
                                                 27,859,050
                                             --------------
             BUSINESS SERVICES -- 0.2%
     81,500  Browning Ferris Industries,
               Inc.........................       2,139,375
                                             --------------
             COMMUNICATIONS EQUIPMENT --
             2.9%
     27,000  Comsat Corp...................         664,875
    141,200  Frontier Corp.................       3,194,650
    138,300  NYNEX Corp....................       6,655,688
    281,200  SBC Communications, Inc.......      14,552,100
                                             --------------
                                                 25,067,313
                                             --------------
             COMPUTERS & OFFICE EQUIPMENT -- 1.4%
    226,500  Xerox Corp....................      11,919,563
                                             --------------
             CONSUMER DURABLES -- 5.9%
    342,400  Ford Motor Co.................      10,914,000
    229,130  General Electric Corp.........      22,655,229
    188,800  Goodyear Tire & Rubber Co.....       9,699,600
    163,800  ITT Industries................       4,013,100
    143,900  Smith A.O. Corp...............       4,299,013
                                             --------------
                                                 51,580,942
                                             --------------
             CONSUMER NON-DURABLES -- 4.5%
    181,700  Avon Products, Inc............      10,379,613
    161,600  Colgate Palmolive Co..........      14,907,600
    154,000  Kimberly Clark Corp...........      14,668,500
                                             --------------
                                                 39,955,713
                                             --------------
             CONSUMER SERVICES -- 0.3%
     29,100  Eastman Kodak Co..............       2,335,275
                                             --------------
             ENERGY & SERVICES -- 13.3%
    280,200  Ashland, Inc..................      12,293,775
    333,400  Chevron Corp..................      21,671,000
     78,300  Equitable Resources...........       2,329,425
    211,600  Exxon Corp....................      20,736,800
    221,600  Pennzoil Co...................      12,520,400
    296,300  Phillips Petroleum Co.........      13,111,275
    328,200  Sun Company, Inc..............       7,999,875
    105,444  Union Pacific Resources
               Group.......................       3,084,237
    292,600  Unocal Corp...................      11,886,875
    481,600  USX-Marathon Group............      11,498,200
                                             --------------
                                                117,131,862
                                             --------------
             FINANCIAL SERVICES -- 17.3%
    294,300  Allstate Corp.................      17,032,613
    245,300  American Express Co...........      13,859,450
    371,600  Bancorp Hawaii, Inc...........      15,607,200
     63,000  CIGNA Corp....................       8,607,375
    339,800  Citicorp......................      34,999,400
    414,800  First Bank System, Inc........      28,310,100
    395,700  First Union Corp..............      29,281,800
     84,300  Wachovia Corp.................       4,762,950
                                             --------------
                                                152,460,888
                                             --------------
             FOOD, BEVERAGE & TOBACCO --
             8.2%
    778,950  Flowers Industries, Inc.......      16,747,425
    211,500  General Mills Co..............      13,403,813
    134,100  Interstate Bakeries...........       6,587,663
    120,900  Kellogg Co....................       7,934,063

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
             FOOD, BEVERAGE &
             TOBACCO -- (CONTINUED)
    247,700  Philip Morris Cos., Inc.......  $   27,897,213
                                             --------------
                                                 72,570,177
                                             --------------
             HEALTH CARE -- 11.0%
    236,700  American Home Products
               Corp........................      13,876,538
    199,200  Bard (C.R.), Inc..............       5,577,600
    141,700  Bristol-Myers Squibb Co.......      15,409,875
    272,000  Merck & Co., Inc..............      21,556,000
    495,300  Pharmacia & Upjohn............      19,626,263
    280,900  Warner-Lambert Co.............      21,067,500
                                             --------------
                                                 97,113,776
                                             --------------
             INDUSTRIAL MATERIALS -- 4.9%
    137,800  Calgon Carbon Corp............       1,688,050
     48,800  Crompton & Knowles Corp.......         939,400
     46,600  Dow Chemical Co...............       3,652,275
     91,000  EI du Pont de Nemours & Co....       8,588,125
     30,300  Eastman Chemical Co...........       1,674,075
     30,100  Georgia Gulf Corp.............         808,938
    267,700  International Paper Co........      10,808,388
     44,100  Nalco Chemical Co.............       1,593,113
     46,600  W.R. Grace Co.................       2,411,550
    210,900  Weyerhaeuser Co...............       9,991,388
     26,200  Witco Chemical Corp...........         799,100
                                             --------------
                                                 42,954,402
                                             --------------
             MANUFACTURING -- 1.5%
    160,100  Minnesota Mining &
               Manufacturing Corp..........      13,268,288
                                             --------------
             MEDIA & SERVICES -- 1.5%
     17,900  Acnielson Corp................         270,738
     93,200  Cognizant Corp................       3,075,600
    126,600  Gannett Co., Inc..............       9,479,175
                                             --------------
                                                 12,825,513
                                             --------------
             REAL ESTATE -- 1.2%
    134,100  Patriot American
               Hospitality.................       5,783,063
     80,400  Starwood Lodging Trust........       4,432,050
                                             --------------
                                                 10,215,113
                                             --------------
             RETAIL -- 2.5%
    253,500  Mercantile Stores, Inc........      12,516,563
    208,700  Sears, Roebuck & Co...........       9,626,288
                                             --------------
                                                 22,142,851
                                             --------------
             TRANSPORTATION -- 1.1%
    167,300  Union Pacific Corp............      10,058,913
                                             --------------
             UTILITIES -- 13.6%
    210,700  Ameritech Corp................      12,773,688
    330,400  BellSouth Corp................      13,339,900
     96,800  Carolina Power & Lighting.....       3,533,200
    187,500  Cinergy Corp..................       6,257,813
    258,000  DPL, Inc......................       6,321,000
    189,850  DQE, Inc......................       5,505,650
    415,800  Edison International..........       8,264,025
    255,100  GTE Corp......................      11,607,050
     50,000  Illinova Corp.................       1,375,000
    130,200  N E Electric System...........       4,540,725
    157,400  NIPSCO Industries.............       6,236,975
    159,900  Pacific Enterprises...........       4,856,963

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD DIVIDEND AND GROWTH FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
COMMON STOCKS -- (CONTINUED)
             UTILITIES -- (CONTINUED)
    251,100  Pacific Gas & Electric Co.....  $    5,273,100
    289,400  Pinnacle West Capital.........       9,188,450
     93,700  Public Service Co. of
               Colorado....................       3,642,588
    118,400  Scana Corp....................       3,167,200
    218,600  Texas Utilities...............       8,907,950
    233,500  The Southern Co...............       5,282,939
                                             --------------
                                                120,074,216
                                             --------------
             Total common stocks...........    $831,673,230
                                             --------------
                                             --------------
 PRINCIPAL
  AMOUNT
-----------
CONVERTIBLE PREFERRED STOCK -- 2.7%
             ELECTRONICS -- 1.0%
$   150,400  Loral Space & Comm 144A.......  $    8,422,387
                                             --------------
             MEDIA & SERVICES -- 1.7%
    331,800  American Radio 144A...........      15,262,800
                                             --------------
             Total convertible preferred
               stocks......................  $   23,685,187
                                             --------------
                                             --------------
REPURCHASE AGREEMENTS -- 4.1%
 25,430,000  Interest in $399,594,000 joint
               repurchase agreement dated
               12/31/96 with State Street
               Bank 6.7693% due 01/02/97;
               maturity amount $25,439,564;
               (Collateralized by
               $218,212,000 U.S. Treasury
               Note 6.25% due 06/30/98 and
               $280,160,000 U.S. Treasury
               Strip (principal) 0% due
               05/15/19)...................  $   25,430,000
 11,036,000  Interest in $300,000,000 joint
               repurchase agreement dated
               12/31/96 with First Boston
               6.75% due 01/02/97; maturity
               amount $11,040,138;
               (Collateralized by
               $301,035,000 U.S. Treasury
               Note 6.25% due 10/31/01)....      11,036,000
                                             --------------
             Total short-term securities...  $   36,466,000
                                             --------------
                                             --------------
                                                 MARKET
                                                 VALUE
                                             --------------
DIVERSIFICATION OF ASSETS:

Total common stocks (cost $724,008,011)......   94.5 %  $831,673,230
Total convertible preferred stocks (cost
  $24,312,725)...............................    2.7      23,685,187
Total short-term securities (cost
  $36,466,000)...............................    4.1      36,466,000
                                               ------   ------------
Total investment in securities
  (Identified cost $784,786,736).............  101.3     891,824,417
Excess of liabilities over cash and
  receivables................................   (1.3)    (11,843,975)
                                               ------   ------------
Net assets (applicable to $1.5474 per share
  based on 568,675,128 shares outstanding)...  100.0 %  $879,980,442
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  1,500,000,000 shares; outstanding 568,675,128
  shares.............................................   $ 56,867,513
Capital surplus......................................    688,039,346
Undistributed net investment income..................        246,581
Undistributed net realized gain on investments.......     27,789,321
Unrealized appreciation of investments...............    107,037,681
                                                        ------------
Net assets, applicable to shares outstanding.........   $879,980,442
                                                        ------------
                                                        ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford International Advisers Fund, Inc.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
COMMON STOCKS -- 53.0%
             ARGENTINA -- 0.4%
     20,000  Perezcompanc S.A. B.....................  $      140,625
     12,000  YPY S.A. ADR............................         303,000
                                                       --------------
                                                              443,625
                                                       --------------
             AUSTRALIA -- 2.1%
     63,750  Amcor Ltd...............................         409,627
    154,955  Boral Ltd...............................         440,604
     32,047  Broken Hill Proprietary Co. Ltd.........         456,128
    272,252  Goodman Fielder Ltd.....................         337,330
    110,000  Pioneer International Ltd...............         327,630
     13,000  Qantas Airways Ltd. ADR***..............         216,831
                                                       --------------
                                                            2,188,150
                                                       --------------
             AUSTRIA -- 0.5%
      4,400  OMV AG..................................         495,630
                                                       --------------
             BELGIUM -- 0.4%
     *4,800  Credit Communal Holding***..............         437,469
                                                       --------------
             BRAZIL -- 0.7%
    250,000  Centrais Eletricas S.A..................          89,501
    128,200  Cervejaria Brahma Pref..................          70,078
     13,750  Electrobras On ADR......................         246,128
  1,080,000  Petrol Brasileiro.......................         172,015
  2,070,000  Telecomunic Brasileiras.................         148,413
                                                       --------------
                                                              726,135
                                                       --------------
             CANADA -- 0.9%
     31,000  Canadian Pacific Ltd....................         821,500
     15,900  Canwest Global Communication Corp.......         162,975
                                                       --------------
                                                              984,475
                                                       --------------
             CHILE -- 0.4%
     15,000  Enersis S.A. ADR........................         416,250
                                                       --------------
             DENMARK -- 1.4%
     19,000  Tele Danmark ADR Class B................         517,750
     18,500  UniDanmark A Registered.................         956,533
                                                       --------------
                                                            1,474,283
                                                       --------------
             FINLAND -- 0.9%
        100  Kesko...................................           1,408
    *95,000  Merita Bank Ltd. A......................         294,749
     42,000  Metsa-Serla Oy B........................         314,384
     18,000  Rauma Oy................................         378,823
                                                       --------------
                                                              989,364
                                                       --------------
             FRANCE -- 4.4%
      3,751  Accor...................................         474,040
      4,800  Assurances Generales***.................         154,653
     11,500  Assurances Generales de France..........         370,523
     12,500  Banque Nationale de Paris...............         482,810
      6,000  Credit Commercial de France.............         276,990
      8,215  Havas S.A...............................         575,190
        700  Peugeot S.A.............................          78,634
      7,016  Remy Cointreau..........................         198,385
     15,487  Rhone-Poulenc S.A.......................         526,984
      3,382  Saint Gobain............................         477,497
      2,808  Societe Generale........................         303,014
      3,200  Societe Nationale Elf Aquitaine.........         290,717
      4,389  Total S.A...............................         356,271
                                                       --------------
                                                            4,565,708
                                                       --------------

  SHARES                                                   MARKET
-----------                                                VALUE
                                                       --------------
             GERMANY -- 2.7%
      9,950  Daimler-Benz AG.........................  $      681,149
        980  Degussa AG..............................         445,134
      4,800  Hornbach Holdings Pref (Non-Vtg)........         342,610
      1,230  Karstadt AG.............................         408,641
        450  Mannesmann AG...........................         193,361
     38,400  Metallgesellschaft AG...................         782,896
                                                       --------------
                                                            2,853,791
                                                       --------------
             HONG KONG -- 2.0%
     50,000  Citic Pacific Ltd.......................         290,239
     70,000  Hutchison Whampoa Ltd...................         549,774
     51,000  Lai Sun Development.....................          77,143
     14,000  New World Development Co. Ltd...........          94,570
     39,000  Sun Hung Kai Properties.................         477,731
     50,000  Swire Pacific Ltd.......................         476,729
    700,000  Tingyi Holding Corp.....................         183,258
                                                       --------------
                                                            2,149,444
                                                       --------------
             INDIA -- 0.2%
     11,600  State Bank of India GDR.................         205,900
                                                       --------------
             INDONESIA -- 0.5%
    265,600  Bank Negara Indonesa BNI................         140,476
      4,000  Indosat ADR.............................         109,500
     38,000  Jaya Real Property - Foreign............          53,079
     60,000  Jaya Real Property - Foreign Reg. D.....          83,810
     80,000  Kalbe Farma - Foreign Registered........          91,429
                                                       --------------
                                                              478,294
                                                       --------------
             IRELAND -- 0.3%
    110,000  Smurfit Jefferson Group.................         326,602
                                                       --------------
             ITALY -- 1.7%
     47,900  Arnoldo Mondadori Editore SPA...........         389,060
    160,300  Banca Commerciale Italiana SPA..........         290,975
     70,000  Fiat SPA................................         211,312
   *100,000  Finanziaria Autogril....................          96,679
    128,500  Stet....................................         583,131
     62,000  Telecom Italia SPA......................         160,657
                                                       --------------
                                                            1,731,814
                                                       --------------
             JAPAN -- 11.6%
     16,000  Asahi Organic Chemicals Industry Co.....          94,150
     17,600  Canon Sales Co., Inc....................         391,212
      4,000  Chudenko Corp...........................         115,103
     29,000  Chugai Pharmaceutical Co................         242,354
      2,000  Cosel Co................................          31,188
     39,000  Dai Nippon Printing Co..................         682,088
      7,000  Danto Corp..............................          68,149
     13,000  Fuji Machine Mfg. Co....................         343,844
     42,000  JGC Corp................................         314,448
      4,000  Japan Associated Finance Co.............         315,327
     11,000  Kyudenko Corp...........................         113,724
     12,000  Mabuchi Motor Co........................         602,740
     16,000  Maruichi Steel Tube.....................         275,696
     42,000  Matsushita Electric Industrial Co.......         683,898
     83,000  Mitsubishi Heavy Industries.............         657,879
     12,000  Murata Manufacturing Co.................         398,036
     50,000  NGK Spark Plug..........................         547,084
     67,000  Nippon Express Co.......................         458,327
      1,890  Nippon Television Network Corp..........         569,915
     18,000  Nomura Securities Co....................         269,837
     51,000  Onward Kashiyama Co.....................         716,206

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD INTERNATIONAL ADVISERS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

  SHARES                                                   MARKET
-----------                                                VALUE
                                                       --------------
COMMON STOCKS -- (CONTINUED)
             JAPAN -- (CONTINUED)
     50,000  Sakura Bank.............................  $      356,681
     11,000  Sankyo Co. Ltd..........................         310,847
     26,000  Sanwa Bank Ltd..........................         353,924
     20,000  Seventy-Seven Bank......................         163,694
      4,200  Sony Corp...............................         274,645
     46,000  Sumitomo Realty & Development...........         289,308
      8,000  Sumitomo Trust & Banking Co.............          79,952
     44,000  Toda Construction Co....................         333,592
     26,000  Tokio Marine & Fire Insurance Co........         244,163
     81,000  Toyo Ink Manufacturing Co...............         331,481
     20,000  Toyota Motor Corp.......................         573,792
      9,100  World Co................................         376,325
     55,000  Yamato Kogyo Co.........................         507,022
      1,000  Yamazaki Baking Co. Ltd.................          15,939
                                                       --------------
                                                           12,102,570
                                                       --------------
             LUXEMBOURG -- 0.1%
      8,500  Indo Gulf GDR...........................           6,880
     11,900  Quilmes Industrial ADR..................         108,588
                                                       --------------
                                                              115,468
                                                       --------------
             MALAYSIA -- 0.9%
    101,000  Land & General Holdings Berhad..........         241,952
    110,000  MBF Capital Berhad......................         178,578
     36,000  Resort World Berhad.....................         163,928
     94,000  Sime Darby Berhad.......................         370,342
                                                       --------------
                                                              954,800
                                                       --------------
             MEXICO -- 1.2%
     41,700  Cemex S.A. - CPO........................         149,647
     31,300  Cemex S.A. De C.V.......................         112,325
     90,000  FEMSA S.A. B............................         306,402
     60,000  Grupo Carso S.A. Series A1..............         312,500
   *670,000  Grupo Financiero Bancomer B.............         268,102
     14,650  Transportacion Maritima A ADR...........          67,756
                                                       --------------
                                                            1,216,732
                                                       --------------
             NETHERLANDS -- 2.1%
      3,300  Akzo Nobel NV...........................         450,242
     19,187  Ing Groep NV............................         689,950
     13,010  KLM.....................................         365,539
     13,000  Polygram NV.............................         661,372
                                                       --------------
                                                            2,167,103
                                                       --------------
             NEW ZEALAND -- 0.4%
    102,600  Air New Zealand Ltd. B..................         278,364
     78,000  Carter Holt Harvey Ltd..................         176,902
                                                       --------------
                                                              455,266
                                                       --------------
             NORWAY -- 1.2%
     59,100  Fokus Bank..............................         406,317
     33,344  Nycomed ASA A...........................         509,138
     22,500  Saga Petroleum AS A.....................         375,271
                                                       --------------
                                                            1,290,726
                                                       --------------
             PHILIPPINES -- 0.3%
      3,000  Philippine Long Distance ADR............         153,000
    160,000  Pilipino Telephone......................         135,361
                                                       --------------
                                                              288,361
                                                       --------------
             PORTUGAL -- 0.1%
        600  Telecel Communicacoes***................          38,261
                                                       --------------
  SHARES                                                   MARKET
-----------                                                VALUE
                                                       --------------
             SINGAPORE -- 1.9%
     46,000  Development Bank of Singapore...........  $      621,524
     60,000  Far East-Levingston Shipbuilding........         313,121
     69,000  Keppel Corp.............................         537,668
     80,000  Straits Steamship Land..................         256,216
     23,000  United Overseas Bank....................         256,502
                                                       --------------
                                                            1,985,031
                                                       --------------
             SOUTH KOREA -- 0.5%
      2,830  Cho Sun Brewery Co......................          71,963
      4,350  Korean Air..............................          66,883
      5,000  Korea Electric Power ADR................         102,500
     13,000  Pohang Iron & Steel Ltd. ADR............         263,250
                                                       --------------
                                                              504,596
                                                       --------------
             SPAIN -- 1.2%
      1,750  Acerinox S.A............................         252,393
      4,000  Empresa Nacional de Electricidad ADR....         284,144
      5,250  Empresa Nacional de Electricidad........         367,500
     17,000  Telefonica de Espana S.A................         394,042
                                                       --------------
                                                            1,298,079
                                                       --------------
             SWEDEN -- 0.7%
      6,000  BT Industries AB........................         111,599
     16,000  Pharmacia & Upjohn DR...................         654,948
                                                       --------------
                                                              766,547
                                                       --------------
             SWITZERLAND -- 1.5%
        240  Cie Financiere Richemont AG.............         336,034
        390  Nestle SA...............................         417,384
        865  Sulzer AG - Part Certified..............         461,257
        200  Sulzer AG - Registered..................         115,139
        300  Swissair Registered.....................         241,971
                                                       --------------
                                                            1,571,785
                                                       --------------
             THAILAND -- 0.6%
    310,127  Bangkok Metropolitan Bank...............         120,954
     24,100  Land & House Co. Ltd....................         175,768
     16,000  Siam City Cement Public Co. Ltd.........          83,619
     30,000  Siam Commercial.........................         217,628
                                                       --------------
                                                              597,969
                                                       --------------
             UNITED KINGDOM -- 9.0%
     14,637  Allied Irish Banks PLC..................          98,064
      7,000  Amersham International PLC..............         137,760
     64,000  Associated British Foods................         530,640
     20,000  Bank of Ireland.........................         182,596
    100,000  Bank of Scotland........................         527,936
     29,000  Boc Group PLC...........................         433,498
     50,000  Boots Co. PLC...........................         515,529
     76,000  British Gas PLC.........................         614,699
    760,000  British Telecom Co. PLC.................         513,082
     80,000  BTR.....................................         388,807
    120,000  Cookson Group PLC.......................         484,640
     62,000  CN de la Rue PLC........................         607,426
     90,000  National Grid Group PLC.................         301,103
    104,000  Northern Foods PLC......................         363,959
     50,690  Powergen PLC............................         496,620
     77,000  Rank Group PLC..........................         573,859
     40,350  Reckitt & Colman PLC....................         499,929
     58,469  Royal & Sun Alliance Insurance..........         444,754
     55,233  Royal Bank of Scotland..................         532,622
    116,143  Sainsbury (J) PLC.......................         771,172
     60,000  Sun Life & Provincial Holdings..........         268,503

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES                                                   MARKET
-----------                                                VALUE
                                                       --------------
COMMON STOCKS -- (CONTINUED)
             UNITED KINGDOM -- (CONTINUED)
     20,000  United Biscuits PLC.....................  $       71,875
                                                       --------------
                                                            9,359,073
                                                       --------------
             VENEZUELA -- 0.2%
      5,600  Cia Anonima Telef De Venezuela ADR......         157,500
                                                       --------------
             Total common stocks.....................  $   55,336,801
                                                       --------------
                                                       --------------
PREFERRED STOCK -- 0.4%
             FINLAND -- 0.4%
      6,800  Nokia Corp. Pref. ADS...................  $      391,850
                                                       --------------
                                                       --------------
 PRINCIPAL
  AMOUNT
-----------
FOREIGN CORPORATE BONDS -- 1.6%
             CANADA -- 0.7%
             Centra Gas Ontario
$   465,000    7.80% due 12/01/06....................  $      360,889
             Trans-Canada Pipelines
    415,000    8.55% due 02/01/06....................         341,930
                                                       --------------
                                                              702,819
                                                       --------------
             FRANCE -- 0.9%
             Credit National
  3,300,000    7.25% due 05/14/03....................         687,932
             Electricite Defrance
 32,000,000    4.75% due 12/05/01....................         316,016
                                                       --------------
                                                            1,003,948
                                                       --------------
             Total foreign corporate bonds...........  $    1,706,767
                                                       --------------
                                                       --------------
FOREIGN GOVERNMENT BONDS -- 28.1%
             AUSTRALIA -- 1.2%
             Australia Commonwealth
  1,400,000    9.50% due 08/15/03....................  $    1,244,669
                                                       --------------
             AUSTRIA -- 1.2%
             Austria Republic
 75,000,000    5.00% due 01/22/01....................         735,009
 50,000,000    6.25% due 10/16/03....................         537,930
                                                       --------------
                                                            1,272,939
                                                       --------------
             BELGIUM -- 0.9%
             Belgium Kingdom
  5,000,000    7.00% due 05/15/06....................         170,001
 18,000,000    7.25% due 04/29/04....................         626,511
  3,050,000    9.00% due 06/27/01....................         112,967
                                                       --------------
                                                              909,479
                                                       --------------
             CANADA -- 2.2%
             Canada Government
    340,000    6.50% due 06/01/04....................         253,172
  1,150,000    7.25% due 06/01/03....................         896,463
    100,000    8.00% due 06/01/23....................          81,239
  1,050,000    8.50% due 03/01/00....................         844,610
    250,000    8.75% due 12/01/05....................         212,176
                                                       --------------
                                                            2,287,660
                                                       --------------
             DENMARK -- 1.6%
             Denmark Kingdom
  2,860,000    8.00% due 03/15/06....................         533,319
 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                            --------------
FOREIGN GOVERNMENT BONDS -- (CONTINUED)
             DENMARK -- (CONTINUED)
  5,600,000    9.00% due 11/15/00....................  $    1,081,760
                                                       --------------
                                                            1,615,079
                                                       --------------
             FINLAND -- 1.6%
             Finnish Republic
  7,000,000    7.25% due 04/18/06....................       1,629,309
                                                       --------------
             FRANCE -- 1.5%
             France O.A.T.
  5,900,000    6.00% due 10/25/25....................       1,018,565
  2,626,000    9.50% due 01/25/01....................         600,843
                                                       --------------
                                                            1,619,408
                                                       --------------
             GERMANY -- 6.0%
             German Federal Unity
  2,679,000    6.25% due 01/04/24....................       1,649,876
    375,000    6.50% due 07/15/03....................         258,758
  3,260,000    8.25% due 09/20/01....................       2,421,875
  1,400,000    8.50% due 02/20/01....................       1,041,614
  1,200,000    8.75% due 07/20/00....................         890,164
                                                       --------------
                                                            6,262,287
                                                       --------------
             ITALY -- 3.4%
             Italy BTPS
260,000,000     8.50% due 01/04/99...................         178,520
1,360,000,000    8.50% due 08/01/99...................        934,961
335,000,000     8.50% due 01/01/99...................         229,355
2,100,000,000    9.00% due 10/01/03...................      1,511,641
275,000,000    10.50% due 07/15/00...................         202,601
675,000,000    12.00% due 06/01/01...................         530,056
                                                       --------------
                                                            3,587,134
                                                       --------------
             JAPAN -- 0.4%
             Japan Government #33B
 49,000,000    3.80% due 09/20/16....................         452,512
                                                       --------------
             NETHERLANDS -- 0.4%
             Netherlands Government
    705,000    7.00% due 06/15/05....................         444,666
                                                       --------------
             PORTUGAL -- 0.3%
             Portugal Republic
 43,000,000    9.50% due 02/23/06....................         325,443
                                                       --------------
             SPAIN -- 1.0%
             Spanish Government
 71,500,000     8.40% due 04/30/01...................         601,408
 13,700,000    10.00% due 02/28/05...................         126,715
 29,000,000    11.30% due 01/15/02...................         273,506
                                                       --------------
                                                            1,001,629
                                                       --------------
             SWEDEN -- 1.5%
             Sweden Kingdom
  1,500,000     8.00% due 08/15/07...................         239,878
  4,300,000    10.25% due 05/05/03...................         769,897
  2,700,000    13.00% due 06/15/01...................         509,831
                                                       --------------
                                                            1,519,606
                                                       --------------
             UNITED KINGDOM -- 4.9%
             United Kingdom Treasury Gilt
    475,000    7.00% due 11/06/01....................         804,231

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 HARTFORD INTERNATIONAL ADVISERS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                            --------------
$FOREIGN GOVERNMENT BONDS -- (CONTINUED$)
    800,000    7.75% due 09/08/06....................       1,389,576
    660,000    9.75% due 08/27/02....................       1,251,934
    940,000    9.00% due 03/03/00....................       1,693,075
                                                       --------------
                                                            5,138,816
                                                       --------------
             Total foreign government bonds..........  $   29,310,636
                                                       --------------
                                                       --------------

SUPRANATIONAL -- 4.4%
             Asian Development Bank
120,000,000    5.00% due 02/02/03....................  $    1,201,861
             European Investment Bank
160,000,000    3.00% due 09/20/06....................       1,408,633
             Interamerican Development Bank
100,000,000    6.00% due 10/30/01....................       1,029,551
             International Bank for Recon &
             Development
100,000,000    4.75% due 12/20/04....................       1,003,705
                                                       --------------
             Total supranational.....................  $    4,643,750
                                                       --------------
                                                       --------------
U.S. TREASURIES & FEDERAL AGENCIES -- 3.8%
             U.S. Treasury Notes
  2,000,000     5.25% due 12/31/97...................  $    1,986,874
  2,000,000    6.125% due 12/31/01...................       1,992,500
                                                       --------------
             Total U.S. treasuries & Federal
               agencies..............................  $    3,979,374
                                                       --------------
                                                       --------------
SHORT-TERM SECURITIES -- 9.9%
             U.S. TREASURY BILL -- 0.1%
             U.S. Treasury Bill
    150,000    4.87% due 01/02/97....................         149,980
                                                       --------------
             REPURCHASE AGREEMENT -- 9.8%
  6,609,000  Interest in $399,594,000 joint
               repurchase agreement dated 12/31/96
               with State Street Bank 6.7693% due
               01/02/97; maturity amount $6,611,485;
               (Collateralized by $218,212,000 U.S.
               Treasury Note 6.25% due 06/30/98 and
               $280,160,000 U.S. Treasury Strip
               (principal) 0% due 05/15/19)..........       6,609,000
  3,578,000  Interest in $300,000,000 joint
               repurchase agreement dated 12/31/96
               with First Boston 6.75% due 01/02/97;
               maturity amount $3,579,342;
               (Collateralized by $301,035,000 U.S.
               Treasury Note 6.25% due 10/31/01).....       3,578,000
                                                       --------------
                                                           10,187,000
                                                       --------------
             Total short-term securities.............  $   10,336,980
                                                       --------------
                                                       --------------

                                                            MARKET
                                                            VALUE
                                                        --------------
DIVERSIFICATION OF ASSETS:
Total common stocks (cost $52,493,855).......   53.0%   $   55,336,801
Total preferred stock (cost $237,480)........    0.4           391,850
Total foreign corporate bonds (cost
  $1,426,239)................................    1.6         1,706,767
Total foreign government bonds (cost
  $28,725,284)...............................   28.1        29,310,636
Total supranational (cost $4,792,408)........    4.4         4,643,750
Total U.S. treasuries & Federal agencies
  (cost $3,987,969)..........................    3.8         3,979,374
Total short-term securities (cost
  $10,336,980)...............................    9.9        10,336,980
                                               ------   --------------
Total investment in securities
  (Identified cost $102,000,215).............  101.2       105,706,158
Excess of liabilities over cash and
  receivables................................  (1.2)        (1,220,416)
                                               ------   --------------
Net assets (applicable to $1.16657 per share
  based on 89,565,973 shares outstanding)....  100.0%   $  104,485,742
                                               ------   --------------
                                               ------   --------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  750,000,000 shares; outstanding 89,565,973
  shares.............................................   $    8,956,597
Capital surplus......................................       91,427,240
Distribution in excess of net investment income......         (107,552)
Undistributed net realized gain on investments.......          367,957
Unrealized appreciation of investments...............        3,705,943
Unrealized appreciation on futures contracts**.......          122,560
Unrealized appreciation on forward foreign currency
  contracts (Note 2).................................           23,782
Unrealized depreciation on translation on other
  assets and liabilities in foreign currencies.......          (10,785)
                                                        --------------
Net assets, applicable to shares outstanding.........   $  104,485,742
                                                        --------------
                                                        --------------

  * Non-income producing during period.
 ** The Fund had 12 March TSE 35 Index futures contracts, 8 March MATIF CAC 40
    Index futures contracts, 16 March ALL ORDS Index futures, 3 March LIF FTSE 100 Index futures contracts, 158 January IBEX futures contracts, 23 January OMX Stock Index futures contracts, 4 March MIB 30 Index futures contracts, and 11 March DTB DAX Index futures contracts, 1 March TSE 10 year JGB Index futures contract open at December 31, 1996. The contracts had a market value of $129,156 at December 31, 1996.
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FORWARD FOREIGN CURRENCY CONTRACTS -- NOTE 2 -- OUTSTANDING AT DECEMBER 31, 1996

                                                                      UNREALIZED
                                              AGGREGATE   DELIVERY   APPRECIATION
DESCRIPTION                     TOTAL VALUE  FACE VALUE     DATE     (DEPRECIATION)
------------------------------  -----------  -----------  ---------  -------------
Australian Dollars (Buy)         $ 555,909    $ 554,232    01/17/97    $   1,677
Australian Dollars (Sell)        1,240,273    1,242,571    01/29/97        2,298
Belgian Francs (Sell)              906,180      901,473    03/27/97       (4,707)
British Pounds (Buy)               667,705      610,506    01/08/97       57,199
British Pounds (Buy)               667,705      608,868    01/08/97       58,837
British Pounds (Buy)             1,151,605    1,125,580    03/26/97       26,025
British Pounds (Sell)            1,335,411    1,266,720    01/08/97      (68,691)
British Pounds (Sell)            1,457,980    1,343,486    01/29/97     (114,494)
British Pounds (Sell)              345,671      329,260    01/29/97      (16,411)
British Pounds (Sell)              343,960      326,424    01/29/97      (17,536)
British Pounds (Sell)              516,796      493,619    01/29/97      (23,177)
British Pounds (Sell)              515,085      494,242    01/29/97      (20,843)
British Pounds (Sell)              344,816      338,923    01/29/97       (5,893)
British Pounds (Sell)              855,622      825,000    01/29/97      (30,622)
British Pounds (Sell)              766,638      739,200    01/29/97      (27,438)
Canadian Dollars (Buy)             549,652      552,771    03/03/97       (3,119)
Canadian Dollars (Buy)             857,457      859,662    03/03/97       (2,205)
Canadian Dollars (Buy)             307,826      309,415    03/20/97       (1,589)
Canadian Dollars (Sell)          2,194,105    2,200,301    01/29/97        6,196
Canadian Dollars (Sell)            782,564      784,745    01/29/97        2,181
Canadian Dollars (Sell)          1,407,109    1,426,237    03/03/97       19,128
Danish Krone (Sell)              1,617,087    1,601,318    03/26/97      (15,769)
Dutch Guilder (Sell)               445,576      441,210    03/27/97       (4,366)
Finnish Markkas (Sell)           1,619,641    1,606,639    03/27/97      (13,002)
French Franc (Sell)              2,317,094    2,285,714    01/29/97      (31,380)
French Franc (Sell)                684,892      677,255    03/27/97       (7,637)
German Deutschemarks (Sell)      1,146,384    1,133,721    03/26/97      (12,663)
German Deutschemarks (Sell)      6,264,698    6,218,067    03/27/97      (46,631)
German Deutschemarks (Buy)         689,284      681,783    03/20/97        7,501
German Deutschemarks (Buy)       1,301,992    1,292,120    03/21/97        9,872
Italian Lira (Buy)                 367,159      363,372    03/21/97        3,787
Italian Lira (Sell)              3,580,832    3,552,444    01/29/97      (28,388)
Japanese Yen (Sell)              3,285,764    3,494,893    01/13/97      209,129
Japanese Yen (Sell)                484,345      503,289    01/13/97       18,944
Japanese Yen (Sell)                340,339      347,667    01/13/97        7,328
Japanese Yen (Sell)                 83,895       87,452    01/13/97        3,557
Japanese Yen (Sell)              1,072,479    1,123,422    01/13/97       50,943
Japanese Yen (Sell)                389,206      407,056    01/13/97       17,850
Japanese Yen (Sell)                787,061      810,402    01/13/97       23,341
Japanese Yen (Sell)                289,742      295,310    01/13/97        5,568
Japanese Yen (Sell)                549,546      558,242    01/17/97        8,696
Portuguese Escudo (Sell)           323,319      319,335    01/29/97       (3,984)
Spanish Pesetas (Buy)              406,759      402,446    01/17/97        4,313
Spanish Pesetas (Sell)             992,519      981,686    01/29/97      (10,833)
Swedish Kronas (Buy)               301,510      298,147    01/24/97        3,363
Swedish Kronas (Buy)                97,302       96,217    01/24/97        1,085
Swedish Kronas (Sell)              751,127      746,487    01/29/97       (4,640)
Swedish Kronas (Sell)              772,482      763,464    01/29/97       (9,018)
                                                                     -------------
                                                                       $  23,782
                                                                     -------------
                                                                     -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Small Company Fund, Inc.
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
COMMON STOCKS -- 88.1%
             AEROSPACE & DEFENSE -- 1.1%
     14,100  Gulfstream Aerospace Corp...............  $     341,925
      5,000  Rohr, Inc...............................        113,125
                                                       --------------
                                                             455,050
                                                       --------------
             BUSINESS SERVICES -- 2.4%
    *44,100  Borg-Warner Security....................        474,075
      3,000  Lason, Inc..............................         61,500
     16,800  Prepaid Legal Services..................        306,600
     13,500  Western Wireless Corp. Class A..........        187,313
                                                       --------------
                                                           1,029,488
                                                       --------------
             COMMUNICATION EQUIPMENT -- 5.2%
      4,200  Etec Systems, Inc.......................        160,650
    *23,600  Gilat Satellite Network.................        581,150
    *16,600  Natural Microsystems Corp...............        522,900
    *14,400  Oak Industries, Inc.....................        331,200
     22,100  Scitex Corp.............................        209,950
     *9,600  Videoserver, Inc........................        408,000
                                                       --------------
                                                           2,213,850
                                                       --------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 1.1%
    *40,000  Diamond Multimedia Systems..............        475,000
                                                       --------------
             CONSUMER DURABLES -- 1.0%
     15,200  First Brands Corp.......................        431,300
                                                       --------------
             CONSUMER NON-DURABLES -- 0.1%
      4,900  Vans, Inc...............................         61,250
                                                       --------------
             CONSUMER SERVICES -- 2.9%
     22,600  Golden Bear Golf, Inc...................        254,250
     43,600  Iwerks Entertainment, Inc...............        218,000
      3,200  PJ America, Inc.........................         57,600
     *4,700  Planet Hollywood International, Inc.....         92,825
     25,800  Prime Hospitality Corp..................        416,025
    *44,600  Rally's Hamburgers, Inc.................        203,488
                                                       --------------
                                                           1,242,188
                                                       --------------
             ELECTRONICS -- 5.4%
    *15,100  Actel Corp..............................        358,625
     18,400  Cinductus, Inc..........................        119,600
     25,800  Dallas Semiconductor....................        593,392
     25,000  Gemstar International Group Ltd.........        437,500
     87,300  Intelligent Electronics.................        698,400
      6,900  Puma Technology, Inc....................        119,025
                                                       --------------
                                                           2,326,542
                                                       --------------
             ENERGY & SERVICES -- 1.2%
    *12,900  Falcon Drilling Co......................        506,325
                                                       --------------
             FINANCIAL SERVICES -- 9.8%
      8,700  Bancorp Hawaii, Inc.....................        365,400
        992  Conseco, Inc............................         63,248
     12,500  Frontier Insurance Group................        478,125
     16,900  Imperial Bancorp........................        386,588
     29,000  Imperial Credit Industries..............        609,000
     12,500  Legg Mason, Inc.........................        481,250
      9,300  MMI Companies, Inc......................        299,925
     12,600  Reinsurance Group of America............        593,775
     20,000  Resource Bancshares.....................        285,000
     29,300  Westcorp, Inc...........................        640,938
                                                       --------------
                                                           4,203,249
                                                       --------------

  SHARES                                                   MARKET
-----------                                                VALUE
                                                       --------------
             FOOD, BEVERAGE & TOBACCO -- 1.1%
     12,600  Robert Mondavi Corp. Class B............  $     459,900
                                                       --------------
             HEALTH CARE -- 18.7%
     16,800  Alliance Pharmaceuticlas Corp...........        228,900
     27,700  Amylin Pharmaceuticals, Inc.............        360,100
    *19,400  Apria Healthcare........................        363,750
     11,800  Bergen Brunswig Corp. Class A...........        336,300
    *12,600  FHP International.......................        467,775
    *17,000  Genesis Health Ventures, Inc............        529,125
    *21,900  Haemonetics.............................        413,363
     15,200  IDX Systems Corp........................        435,100
     10,600  Isomedix, Inc...........................        137,800
     33,900  Kinetic Concepts, Inc...................        415,275
     16,800  Ligand Pharmaceuticals Class B..........        249,900
     13,600  Liposome Co., Inc.......................        260,100
     23,500  Magainin Pharmaceuticals, Inc...........        226,188
     24,000  Magellan Health Services, Inc...........        537,000
     18,300  McKesson................................      1,024,800
     22,100  Medpartners.............................        464,100
     39,400  NABI, Inc...............................        344,750
     20,900  Physio-Control International Corp.......        470,250
     23,500  Vencor, Inc.............................        743,188
                                                       --------------
                                                           8,007,764
                                                       --------------
             INDUSTRIAL MATERIALS -- 2.2%
    *21,500  Noble Drilling Corp.....................        427,313
     20,000  Tetra Technologies......................        505,000
                                                       --------------
                                                             932,313
                                                       --------------
             MANUFACTURING -- 4.2%
     15,000  Fore Systems, Inc.......................        493,125
      9,800  Memtec Ltd. ADR.........................        322,175
     12,100  NN Ball & Roller, Inc...................        184,525
     34,500  Tyco Toys, Inc..........................        405,375
     10,600  UCAR International, Inc.................        398,825
                                                       --------------
                                                           1,804,025
                                                       --------------
             MEDIA & SERVICES -- 6.2%
     29,900  American Telecasting....................        171,925
     17,730  HSN.....................................        421,088
    *15,500  International Cabletel, Inc.............        391,375
     19,300  Macromedia, Inc.........................        347,400
     *1,700  Metro Networks, Inc.....................         42,925
    *30,500  Pegasus Communications Corp.............        419,375
     25,400  Peoples Choice TV Corp..................        155,575
     32,500  Playboy Enterprises Class B.............        316,875
     62,300  Valuevisiom International, Inc. Cla.....        334,863
      2,400  West Teleservices Corp..................         54,600
                                                       --------------
                                                           2,656,001
                                                       --------------
             REAL ESTATE -- 0.8%
     20,200  Castle & Cooke, Inc.....................        320,675
                                                       --------------
             RETAIL -- 8.2%
     13,900  Bed & Bath Beyond, Inc..................        337,075
     12,900  Brinker International, Inc..............        206,400
     18,500  Ethan Allen, Inc........................        712,250
     21,200  Gymboree Corp...........................        484,950
      9,700  Mercantile Stores, Inc..................        478,938
     14,000  Saks Holding, Inc.......................        378,000
     69,000  Sports and Recreation...................        534,750
     29,700  Urban Outfitters, Inc...................        386,100
                                                       --------------
                                                           3,518,463
                                                       --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES                                                   MARKET
-----------                                                VALUE
                                                       --------------
COMMON STOCKS -- (CONTINUED)
             SOFTWARE & SERVICES -- 11.4%
     13,000  Affiliated Computer Services Class......  $     386,750
     *5,100  Aurum Software, Inc.....................        117,938
     *3,500  BA Merchant Services, Inc. Class A......         62,563
    *12,500  Bisys Group, Inc........................        463,281
    *18,650  Boole & Babbage, Inc....................        466,250
     12,200  Caere Corp..............................        140,300
     *6,700  Cybermedia, Inc.........................        105,525
     *4,500  Desktop Data, Inc.......................         86,625
     18,000  DST Systems, Inc........................        564,750
    *24,100  IKOS Systems, Inc.......................        482,000
      3,200  Information Management Resources........         67,600
     11,600  Kronos, Inc.............................        371,200
     22,300  Mercury Interactive Corp................        289,900
    *29,800  Premenos Technology Corp................        257,025
    *11,137  Sterling Commerce.......................        392,579
    *19,500  Sterling Software, Inc..................        616,688
                                                       --------------
                                                           4,870,974
                                                       --------------
             TRANSPORTATION -- 2.8%
     23,500  Air Express International...............        757,875
     19,400  Swift Transportation....................        455,900
                                                       --------------
                                                           1,213,775
                                                       --------------
             UTILITIES -- 2.3%
     21,100  McLeod Inc. Class A.....................        538,050
    134,600  Peoples Telephone Co., Inc..............        429,038
                                                       --------------
                                                             967,088
                                                       --------------
             Total common stocks.....................  $  37,695,220
                                                       --------------
                                                       --------------
PREFERRED STOCKS -- 0.6%
             CONSUMER SERVICES -- 0.6%
      9,600  AMC Entertainment.......................  $     259,200
                                                       --------------
                                                       --------------
 PRINCIPAL
  AMOUNT
-----------
REPURCHASE AGREEMENTS -- 10.3%
$ 2,959,000  Interest in $399,594,000 joint
               repurchase agreement dated 12/31/96
               with State Street Bank 6.76935 due
               01/02/97; maturity amount $2,960,113;
               (Collateralized by $218,212,000 U.S.
               Treasury Note 6.25% due 06/30/98 and
               $280,160,000 U.S. Treasury Strip
               (principal) 0% due 05/15/19)..........      2,959,000
  1,470,000  Interest in $300,000,000 joint
               repurchase agreement dated 12/31/96
               with First Boston 6.75% due 01/02/97;
               maturity amount $1,470,551;
               (Collateralized by $301,035,000 U.S.
               Treasury Note 6.25% due 10/31/01).....      1,470,000
                                                       --------------
             Total short-term securities.............  $   4,429,000
                                                       --------------
                                                       --------------

                                                            MARKET
                                                            VALUE
                                                        --------------
DIVERSIFICATION OF ASSETS:
Total common stocks (cost $37,333,971).......   88.1%   $  37,695,220
Total preferred stock (cost $314,555)........    0.6          259,200
Total short-term securities (cost
  $4,429,000)................................   10.3        4,429,000
                                               ------   --------------
Total investment in securities
  (Identified cost $42,077,526)..............   99.0       42,383,420
Excess of cash and receivables over
  liabilities................................    1.0          428,501
                                               ------   --------------
Net assets (applicable to $1.06916 per share
  on 40,042,487 shares outstanding)..........  100.0%   $  42,811,921
                                               ------   --------------
                                               ------   --------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  750,000,000 shares; outstanding 40,042,487
  shares.............................................   $   4,004,249
Capital surplus......................................      38,312,307
Undistributed net investment income..................             156
Undistributed net realized gain on investments.......         189,315
Unrealized appreciation of investments...............         305,894
                                                        --------------
Net assets, applicable to shares outstanding.........   $  42,811,921
                                                        --------------
                                                        --------------

* Non income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Mutual Funds
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                              HARTFORD        HARTFORD          HVA         HARTFORD
                                BOND            STOCK       MONEY MARKET    ADVISERS
                             FUND, INC.      FUND, INC.      FUND, INC.    FUND, INC.
                           --------------   -------------   ------------  -------------
INVESTMENT INCOME:
  Dividends..............    $   --         $  44,361,165   $   --         $ 63,598,453
  Interest...............      25,148,015       5,715,495    24,739,450     116,030,928
  Less: Foreign tax
   withheld..............         (34,375)       (543,069)      --             (740,316)
                           --------------   -------------   ------------  -------------
    Total income.........      25,113,640      49,533,591    24,739,450     178,889,065
                           --------------   -------------   ------------  -------------
EXPENSES:
  Investment advisory
   fees..................       1,152,953       6,450,702     1,121,482      22,209,882
  Administrative service
   fees..................         636,196       4,210,075       784,977       8,785,932
  Accounting services....          18,193         119,798        22,428         250,625
  Custodian fees.........          11,200          23,700        25,535         371,643
  Board of directors.....           2,583          17,011         3,184          35,587
  Other expenses.........          42,113         229,275        43,206         184,623
                           --------------   -------------   ------------  -------------
    Total expenses.......       1,863,238      11,050,561     2,000,812      31,838,292
                           --------------   -------------   ------------  -------------

  Net investment
   income................      23,250,402      38,483,030    22,738,638     147,050,773
                           --------------   -------------   ------------  -------------
  Net realized gain
   (loss) on security
   transactions..........       2,775,436     161,403,731         2,197     267,921,758
  Net realized gain
   (loss) on futures
   contracts.............        --              --             --             --
  Net realized gain
   (loss) on options
   contracts.............        --              --             --             --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (12,099,332)    329,790,776       --          373,870,758
                           --------------   -------------   ------------  -------------
  Net realized and
   unrealized gain (loss)
   on investments........      (9,323,896)    491,194,507         2,197     641,792,516
                           --------------   -------------   ------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $ 13,926,506   $ 529,677,537   $22,740,835    $788,843,289
                           --------------   -------------   ------------  -------------
                           --------------   -------------   ------------  -------------

* From inception, August 9, 1996, to December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             HARTFORD
                               U.S.         HARTFORD        HARTFORD                        HARTFORD         HARTFORD
                            GOVERNMENT       CAPITAL        MORTGAGE       HARTFORD      INTERNATIONAL       DIVIDEND
                           MONEY MARKET   APPRECIATION     SECURITIES        INDEX       OPPORTUNITIES      AND GROWTH
                            FUND, INC.     FUND, INC.      FUND, INC.     FUND, INC.       FUND, INC.       FUND, INC.
                           ------------   -------------   -------------   -----------  ------------------   -----------
INVESTMENT INCOME:
  Dividends..............    $ --         $ 23,305,642     $   --         $ 9,760,927     $20,730,041       $16,432,783
  Interest...............     569,859       11,974,675       22,969,872     1,963,795       3,341,358        1,591,811
  Less: Foreign tax
   withheld..............      --             (961,249)        --             (60,040)     (2,392,963)         (17,265)
                           ------------   -------------   -------------   -----------  ------------------   -----------
    Total income.........     569,859       34,319,068       22,969,872    11,664,682      21,678,436       18,007,329
                           ------------   -------------   -------------   -----------  ------------------   -----------
EXPENSES:
  Investment advisory
   fees..................      26,505       12,519,486          804,297       945,609       4,428,186        2,968,879
  Administrative service
   fees..................      18,554        4,795,769          563,008       827,408       1,493,655          965,006
  Accounting services....         530          136,636           16,145        23,472          42,646           27,177
  Custodian fees.........      14,713           46,610           18,100        16,740         649,998            7,900
  Board of directors.....          75           19,401            2,293         3,333           6,055            3,859
  Other expenses.........       1,362          264,845           56,199        49,602         113,743           52,279
                           ------------   -------------   -------------   -----------  ------------------   -----------
    Total expenses.......      61,739       17,782,747        1,460,042     1,866,164       6,734,283        4,025,100
                           ------------   -------------   -------------   -----------  ------------------   -----------

  Net investment
   income................     508,120       16,536,321       21,509,830     9,798,518      14,944,153       13,982,229
                           ------------   -------------   -------------   -----------  ------------------   -----------
  Net realized gain
   (loss) on security
   transactions..........          99      255,377,198         (441,923)   44,514,753      76,113,210       27,744,666
  Net realized gain
   (loss) on futures
   contracts.............      --            6,073,616          (41,164)    9,782,117       1,237,540           --
  Net realized gain
   (loss) on options
   contracts.............      --              --               (65,625)      --               (3,126)          44,654
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --          239,094,440       (5,189,787)   32,113,387      10,899,075       76,776,242
                           ------------   -------------   -------------   -----------  ------------------   -----------
  Net realized and
   unrealized gain (loss)
   on investments........          99      500,545,254       (5,738,499)   86,410,257      88,246,699       104,565,562
                           ------------   -------------   -------------   -----------  ------------------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $508,219     $517,081,575     $ 15,771,331   $96,208,775     $103,190,852      $118,547,791
                           ------------   -------------   -------------   -----------  ------------------   -----------
                           ------------   -------------   -------------   -----------  ------------------   -----------


                             HARTFORD
                           INTERNATIONAL     HARTFORD
                             ADVISERS      SMALL COMPANY
                            FUND, INC.      FUND, INC.*
                           -------------   -------------
INVESTMENT INCOME:
  Dividends..............   $1,003,081        $ 26,626
  Interest...............    1,995,178          66,570
  Less: Foreign tax
   withheld..............     (147,422)            (78)
                           -------------   -------------
    Total income.........    2,850,837          93,118
                           -------------   -------------
EXPENSES:
  Investment advisory
   fees..................      392,271          31,521
  Administrative service
   fees..................      119,528          13,232
  Accounting services....        3,374             315
  Custodian fees.........      100,000          10,420
  Board of directors.....          479              45
  Other expenses.........        8,699             829
                           -------------   -------------
    Total expenses.......      624,351          56,362
                           -------------   -------------
  Net investment
   income................    2,226,486          36,756
                           -------------   -------------
  Net realized gain
   (loss) on security
   transactions..........    3,178,372         176,416
  Net realized gain
   (loss) on futures
   contracts.............      120,799          12,899
  Net realized gain
   (loss) on options
   contracts.............      --              --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    2,337,601         305,895
                           -------------   -------------
  Net realized and
   unrealized gain (loss)
   on investments........    5,636,772         495,210
                           -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   $7,863,258        $531,966
                           -------------   -------------
                           -------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Mutual Funds
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                               HARTFORD          HARTFORD             HVA           HARTFORD
                                 BOND              STOCK         MONEY MARKET       ADVISERS
                              FUND, INC.        FUND, INC.        FUND, INC.       FUND, INC.
                           ----------------   ---------------   ---------------  ---------------
OPERATIONS:
  Net investment
   income................    $   23,250,402   $    38,483,030   $   22,738,638    $  147,050,773
  Net realized gain on
   security transactions
   and foreign
   currency..............         2,775,436       161,403,731            2,197       267,921,758
  Net realized gain
   (loss) on futures
   contracts.............         --                --                --               --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       (12,099,332)      329,790,776         --             373,870,758
                           ----------------   ---------------   ---------------  ---------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....        13,926,506       529,677,537       22,740,835       788,843,289
DISTRIBUTIONS TO
  SHAREHOLDERS:
  Net investment
   income................       (23,252,299)      (38,048,174)     (22,738,638)     (146,336,279)
  Net realized gain on
   security
   transactions..........         --              (80,821,138)          (2,197)      (97,284,143)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
   shares................       254,369,346     1,358,328,493    2,549,507,437     1,211,458,165
  Reinvested dividends
   and distributions.....        23,252,298       118,869,307       22,740,798       243,620,416
  Cost of shares
   redeemed..............      (208,242,998)     (770,681,048)  (2,369,371,242)     (383,541,029)
                           ----------------   ---------------   ---------------  ---------------
    Net increase
     (decrease) from
     capital share
     transactions........        69,378,646       706,516,752      202,876,993     1,071,537,552
                           ----------------   ---------------   ---------------  ---------------
    Total increase
     (decrease) in net
     assets..............        60,052,853     1,117,324,977      202,876,993     1,616,760,419
NET ASSETS:
  Beginning of period....       342,494,947     1,876,883,614      339,708,583     4,262,768,749
                           ----------------   ---------------   ---------------  ---------------
  End of period..........    $  402,547,800   $ 2,994,208,591   $  542,585,576    $5,879,529,168
                           ----------------   ---------------   ---------------  ---------------
                           ----------------   ---------------   ---------------  ---------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............       254,649,109       360,788,240    2,549,507,437       597,537,609
  Reinvested
   distributions.........        23,512,053        33,332,051       22,740,798       122,083,331
  Shares redeemed........      (208,369,007)     (203,498,988)  (2,369,371,242)     (186,184,804)
                           ----------------   ---------------   ---------------  ---------------
  Net increase (decrease)
   in shares
   outstanding...........        69,792,155       190,621,303      202,876,993       533,436,136
                           ----------------   ---------------   ---------------  ---------------
                           ----------------   ---------------   ---------------  ---------------

* From inception, August 9, 1996, to December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             HARTFORD
                               U.S.          HARTFORD         HARTFORD                        HARTFORD
                            GOVERNMENT        CAPITAL         MORTGAGE        HARTFORD      INTERNATIONAL        HARTFORD
                           MONEY MARKET    APPRECIATION      SECURITIES         INDEX       OPPORTUNITIES   DIVIDEND AND GROWTH
                            FUND, INC.      FUND, INC.       FUND, INC.      FUND, INC.      FUND, INC.         FUND, INC.
                           ------------   ---------------   -------------   -------------   -------------   -------------------
OPERATIONS:
  Net investment
   income................  $   508,120    $    16,536,321   $  21,509,830   $   9,798,518   $ 14,944,153       $ 13,982,229
  Net realized gain on
   security transactions
   and foreign
   currency..............           99        255,377,198        (507,548)     44,514,753     76,110,084         27,789,320
  Net realized gain
   (loss) on futures
   contracts.............      --               6,073,616         (41,164)      9,782,117      1,237,540          --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --             239,094,440      (5,189,787)     32,113,387     10,899,075         76,776,242
                           ------------   ---------------   -------------   -------------   -------------   -------------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      508,219        517,081,575      15,771,331      96,208,775    103,190,852        118,547,791
DISTRIBUTIONS TO
  SHAREHOLDERS:
  Net investment
   income................     (508,120)       (18,981,972)    (20,576,313)     (9,725,897)   (16,566,894)       (13,722,811)
  Net realized gain on
   security
   transactions..........          (99)      (144,074,825)       --            (6,503,101)   (20,342,973)        (6,559,586)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
   shares................   11,370,111      1,992,482,669      60,478,861     909,101,858    271,959,848        514,924,406
  Reinvested dividends
   and distributions.....      508,218        163,056,776      20,576,314      16,228,997     36,909,865         20,282,403
  Cost of shares
   redeemed..............  (10,218,454)    (1,280,786,138)    (78,320,323)   (702,498,963)   (65,082,872)       (18,562,229)
                           ------------   ---------------   -------------   -------------   -------------   -------------------
    Net increase
     (decrease) from
     capital share
     transactions........    1,659,875        874,753,307       2,734,852     222,831,892    243,786,841        516,644,580
                           ------------   ---------------   -------------   -------------   -------------   -------------------
    Total increase
     (decrease) in net
     assets..............    1,659,875      1,228,778,085      (2,070,130)    302,811,669    310,067,826        614,909,974
NET ASSETS:
  Beginning of period....   10,070,267      2,157,891,703     327,565,313     318,252,892    686,475,205        265,070,467
                           ------------   ---------------   -------------   -------------   -------------   -------------------
  End of period..........  $11,730,142    $ 3,386,669,788   $ 325,495,183   $ 621,064,561   $996,543,031       $879,980,441
                           ------------   ---------------   -------------   -------------   -------------   -------------------
                           ------------   ---------------   -------------   -------------   -------------   -------------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............   11,370,111        550,329,695      57,507,862     418,317,811    202,942,268        365,817,586
  Reinvested
   distributions.........      508,218         48,709,013      19,671,794       7,617,074     27,910,095         14,561,833
  Shares redeemed........  (10,218,454)      (352,206,856)    (74,651,995)   (322,113,339)   (48,271,571)       (12,969,461)
                           ------------   ---------------   -------------   -------------   -------------   -------------------
  Net increase (decrease)
   in shares
   outstanding...........    1,659,875        246,831,852       2,527,661     103,821,546    182,580,792        367,409,958
                           ------------   ---------------   -------------   -------------   -------------   -------------------
                           ------------   ---------------   -------------   -------------   -------------   -------------------


                             HARTFORD
                           INTERNATIONAL     HARTFORD
                             ADVISERS      SMALL COMPANY
                            FUND, INC.      FUND, INC.*
                           -------------   -------------
OPERATIONS:
  Net investment
   income................  $  2,226,486     $   $36,756
  Net realized gain on
   security transactions
   and foreign
   currency..............     3,178,372         176,416
  Net realized gain
   (loss) on futures
   contracts.............       120,799          12,899
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     2,337,601         305,895
                           -------------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     7,863,258         531,966
DISTRIBUTIONS TO
  SHAREHOLDERS:
  Net investment
   income................    (3,160,906)        (36,601)
  Net realized gain on
   security
   transactions..........    (2,100,363)        --
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
   shares................    80,121,321      42,814,882
  Reinvested dividends
   and distributions.....     5,081,390          29,636
  Cost of shares
   redeemed..............   (14,583,123)       (527,962)
                           -------------   -------------
    Net increase
     (decrease) from
     capital share
     transactions........    70,619,588      42,316,556
                           -------------   -------------
    Total increase
     (decrease) in net
     assets..............    73,221,577      42,811,921
NET ASSETS:
  Beginning of period....    31,264,165         --
                           -------------   -------------
  End of period..........  $104,485,742     $42,811,921
                           -------------   -------------
                           -------------   -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............    69,719,902      40,509,778
  Reinvested
   distributions.........     4,382,000          27,965
  Shares redeemed........   (12,726,579)       (495,256)
                           -------------   -------------
  Net increase (decrease)
   in shares
   outstanding...........    61,375,323      40,042,487
                           -------------   -------------
                           -------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Mutual Funds
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995

                              HARTFORD         HARTFORD             HVA            HARTFORD
                                BOND             STOCK         MONEY MARKET        ADVISERS
                             FUND, INC.       FUND, INC.        FUND, INC.        FUND, INC.
                           --------------   ---------------   ---------------  ----------------
OPERATIONS:
  Net investment
   income................  $   18,291,476   $    32,886,265   $   17,286,032    $   127,308,402
  Net realized gain
   (loss) on security
   transactions and
   foreign currency......       6,010,729        80,821,093         --               97,284,118
  Net realized gain
   (loss) on futures
   contracts.............        --               --                --                --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      22,790,429       308,861,831         --              649,451,880
                           --------------   ---------------   ---------------  ----------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      47,092,634       422,569,189       17,286,032        874,044,400
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
   income................     (18,291,476)      (32,886,265)     (17,286,032)      (127,308,402)
  Net realized gain on
   security
   transactions..........        --             (47,489,646)        --              (36,509,652)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
   shares................     227,913,447       668,241,451    1,501,677,031        462,346,769
  Reinvested dividends
   and distributions.....      18,291,476        80,375,915       17,286,033        163,818,063
  Cost of shares
   redeemed..............    (179,969,221)     (377,085,012)  (1,500,719,153)      (107,656,490)
                           --------------   ---------------   ---------------  ----------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....      66,235,702       371,532,354       18,243,911        518,508,342
                           --------------   ---------------   ---------------  ----------------
    Total increase
     (decrease) in net
     assets..............      95,036,860       713,725,632       18,243,911      1,228,734,688
NET ASSETS:
  Beginning of period....     247,458,087     1,163,157,982      321,464,672      3,034,034,061
                           --------------   ---------------   ---------------  ----------------
  End of period..........  $  342,494,947   $ 1,876,883,614   $  339,708,583    $ 4,262,768,749
                           --------------   ---------------   ---------------  ----------------
                           --------------   ---------------   ---------------  ----------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............     230,010,396       209,187,665    1,501,677,031        249,891,294
  Reinvested
   distributions.........      18,548,321        27,804,998       17,286,033         93,801,847
  Shares redeemed........    (182,704,340)     (120,045,047)  (1,500,719,153)       (62,784,455)
                           --------------   ---------------   ---------------  ----------------
  Net increase (decrease)
   in shares
   outstanding...........      65,854,377       116,947,616       18,243,911        280,908,686
                           --------------   ---------------   ---------------  ----------------
                           --------------   ---------------   ---------------  ----------------

* From inception, March 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             HARTFORD U.S.        HARTFORD          HARTFORD                        HARTFORD
                              GOVERNMENT           CAPITAL          MORTGAGE        HARTFORD      INTERNATIONAL
                             MONEY MARKET       APPRECIATION       SECURITIES         INDEX       OPPORTUNITIES
                              FUND, INC.         FUND, INC.        FUND, INC.      FUND, INC.      FUND, INC.
                           -----------------   ---------------   --------------   -------------   -------------
OPERATIONS:
  Net investment
   income................     $   522,636      $    15,311,450    $  20,533,930   $   5,497,890   $  9,584,461
  Net realized gain
   (loss) on security
   transactions and
   foreign currency......        --                127,384,090        5,901,957         461,701     21,336,447
  Net realized gain
   (loss) on futures
   contracts.............        --                 18,046,253           70,186       6,181,218        --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        --                236,498,480       20,383,033      55,250,626     48,716,467
                           -----------------   ---------------   --------------   -------------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....         522,636          397,240,273       46,889,106      67,391,435     79,637,375
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
   income................        (522,636)         (15,311,450)     (20,533,930)     (5,497,890)    (9,584,461)
  Net realized gain on
   security
   transactions..........        --                (63,784,485)        --               (65,176)    (5,087,710)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
   shares................       3,856,273        1,268,592,773       26,917,379     473,229,846     97,286,805
  Reinvested dividends
   and distributions.....         522,636           79,095,935       20,533,929       5,563,067     14,672,173
  Cost of shares
   redeemed..............      (3,927,941)        (666,584,981)     (50,387,738)   (380,028,762)   (54,214,080)
                           -----------------   ---------------   --------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....         450,968          681,103,727       (2,936,430)     98,764,151     57,744,898
                           -----------------   ---------------   --------------   -------------   -------------
    Total increase
     (decrease) in net
     assets..............         450,968          999,248,065       23,418,746     160,592,520    122,710,102
NET ASSETS:
  Beginning of period....       9,619,299        1,158,643,638      304,146,567     157,660,372    563,765,103
                           -----------------   ---------------   --------------   -------------   -------------
  End of period..........     $10,070,267      $ 2,157,891,703    $ 327,565,313   $ 318,252,892   $686,475,205
                           -----------------   ---------------   --------------   -------------   -------------
                           -----------------   ---------------   --------------   -------------   -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............       3,856,273          393,716,534       25,766,526     251,812,101     79,597,149
  Reinvested
   distributions.........         522,636           28,381,165       19,717,253       3,055,911     12,477,963
  Shares redeemed........      (3,927,941)        (208,868,838)     (48,682,017)   (201,506,805)   (45,827,064)
                           -----------------   ---------------   --------------   -------------   -------------
  Net increase (decrease)
   in shares
   outstanding...........         450,968          213,228,861       (3,198,238)     53,361,207     46,248,048
                           -----------------   ---------------   --------------   -------------   -------------
                           -----------------   ---------------   --------------   -------------   -------------

                                                   HARTFORD
                                HARTFORD         INTERNATIONAL
                           DIVIDEND AND GROWTH     ADVISERS
                               FUND, INC.         FUND, INC.*
                           -------------------   -------------
OPERATIONS:
  Net investment
   income................     $  3,832,811        $   473,778
  Net realized gain
   (loss) on security
   transactions and
   foreign currency......        6,559,586            473,990
  Net realized gain
   (loss) on futures
   contracts.............        --                   --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       31,161,907          1,503,899
                           -------------------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       41,554,304          2,451,667
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
   income................       (3,832,811)          (473,778)
  Net realized gain on
   security
   transactions..........        --                  (477,974)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
   shares................      174,323,932         30,838,557
  Reinvested dividends
   and distributions.....        3,757,111            478,342
  Cost of shares
   redeemed..............       (5,797,586)        (1,552,649)
                           -------------------   -------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....      172,283,457         29,764,250
                           -------------------   -------------
    Total increase
     (decrease) in net
     assets..............      210,004,950         31,264,165
NET ASSETS:
  Beginning of period....       55,065,517            --
                           -------------------   -------------
  End of period..........     $265,070,467        $31,264,165
                           -------------------   -------------
                           -------------------   -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............      147,459,686         29,196,317
  Reinvested
   distributions.........        3,182,667            434,386
  Shares redeemed........       (4,769,969)        (1,440,053)
                           -------------------   -------------
  Net increase (decrease)
   in shares
   outstanding...........      145,872,384         28,190,650
                           -------------------   -------------
                           -------------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 Hartford Mutual Funds
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

 1.  ORGANIZATION:

    Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc., Hartford Advisers Fund, Inc., Hartford U.S. Government Money Market Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc. and Hartford Small Company Fund, Inc. (the Funds) are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-ended management investment companies.

    Fund shares are made available to serve as the underlying investment media of the variable annuity, variable life insurance and group pension contracts issued by the affiliated life insurance company Separate Accounts of ITT Hartford Life Insurance Companies (Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company). The Fund's objectives are as follows:

Hartford Bond Fund, Inc.       Seeks a high level of current income while preserving capital through investing in high-grade government and corporate bonds and other debt securities.

Hartford Stock Fund, Inc.      Seeks long-term capital growth through a diversified portfolio of equity securities.

HVA Money Market Fund, Inc.    Seeks a high level of current income consistent with liquidity and the need for preservation of capital through high-quality money-market securities.

Hartford Advisers Fund, Inc.   Seeks a high, long-term total rate of return (capital growth and current income) through a varying mix of stocks, bonds and money market instruments.

Hartford U.S. Government       Seeks a high level of current income consistent with preservation of
 Money Market Fund, Inc.       capital through short-term securities issued or guaranteed by the U.S.
                               Government and its Agencies.

Hartford Capital Appreciation  Seeks growth of capital through investment in equity securities of
 Fund, Inc.                    companies with high growth potential, including small emerging companies.

Hartford Mortgage Securities   Seeks a high level of current income by investing primarily in
 Fund, Inc.                    mortgage-backed securities, including securities issued by the
                               Government National Mortgage Association.

Hartford Index Fund, Inc.      Seeks to approximate the price and yield performance represented by the
                               Standard & Poor's 500 Composite Stock Price Index through investments in common stocks.

Hartford International         Seeks a long-term total return consistent with that of international
 Opportunities Fund, Inc.      equity markets through investment primarily in foreign equity securities issues.

Hartford Dividend and Growth   Seeks a high level of current income consistent with growth of capital
 Fund, Inc.                    and moderate investment risk. Primary investments are equity securities and securities convertible into equity securities that typically have above average yield.

Hartford International         Seeks a long-term total rate of return consistent with moderate risk.
 Advisers Fund, Inc.           Investments include a mix of debt, equity and money market instruments primarily with foreign issuers.

Hartford Small Company Fund,   Seeks growth of capital by investing primarily in equity securities
 Inc.                          selected on the basis of potential for capital appreciation.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) SECURITY VALUATION--Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in the HVA Money Market Fund, Inc. and Hartford U.S. Government Money Market Fund, Inc. are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc., and Hartford Small Company Fund Inc., short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

      Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale occurred on such day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale occurred on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by a person designated by the Funds' Board of Directors.

    c) FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) REPURCHASE TRANSACTIONS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

      In June 1996, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 125, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES. This Statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. Under the provisions of SFAS No. 125, transfers of certain financial assets, such as repurchase agreements, are required to be accounted for as sales if control, as defined, over those assets has been surrendered by the transferor. The Statement also requires collateral under repurchase agreements and securities lending transactions to be separately classified by the debtor and recognized as an asset by the creditor in the respective financial statements if certain conditions are met. SFAS No. 125 is effective for transfers of financial assets occurring after December 31, 1996, except for certain transfers for which the effective date has been delayed to January 1, 1998 by SFAS No. 127, DEFERRAL OF THE EFFECTIVE DATE OF CERTAIN PROVISIONS OF FASB STATEMENT NO. 125, issued by the FASB in December 1996. Management does not believe the adoption of this new accounting standard will have a material impact on the financial position or future results of operations of the Funds.

--------------------------------------------------------------------------------
 HARTFORD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996

    e) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (HIMCO). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS--The Funds enter into futures contracts to retain their cash balances and yet be exposed to the market thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. When the funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price or, in the absence of a last sale price, the last offering price or, in the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in excess of cash and receivables over liabilities or excess of liabilities over cash and receivables, as applicable, in the Fund's Statement of Net Assets.

      At any time prior to expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

      The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as excess of cash and receivables over liabilities or excess of liabilities over cash and receivables and subsequently "marked to market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

    g) FEDERAL INCOME TAXES--For Federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable income to their shareholders or otherwise complying with the requirements for regulated investment companies. Accordingly, no provision for Federal income taxes has been made in the accompanying Financial Statements.

    h) FUND SHARE VALUATION AND DIVIDEND DISTRIBUTIONS TO SHAREHOLDERS--Orders for the Fund's shares are executed in accordance with the investment instructions of the contract owners. Dividend income is accrued as of the ex-dividend date. Interest income and expenses are accrued on a daily basis. The net asset value of the Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of the Funds' shares received prior to the close of the Exchange on any day on which the fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the per-share net asset value next determined.

      Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy with respect to the Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc. and Hartford Small Company Fund, Inc. is to distribute dividends from net investment income monthly and distribute realized capital gains, if any, annually.

      HVA Money Market Fund, Inc. and Hartford U.S. Government Money Market Fund, Inc. seek to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing their investments using the amortized cost method. Dividends are distributed monthly.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to cash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts (see Note 7).

    i) FOREIGN CURRENCY CONTRACTS--As of December 31, 1996, Hartford Capital Appreciation Fund, Inc., Hartford International Opportunities Fund, Inc. and Hartford International Advisers Fund, Inc. have entered into forward foreign currency exchange contracts that obligate the Funds to repurchase currencies at specified future dates. The Funds enter into forward foreign currency contracts to manage currency exchange rate risk. The forward foreign currency contracts cost are included in excess cash and receivables over liabilities or excess liabilities over cash and receivables, as applicable, in the Funds Statement of Net Assets.

      Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

    j) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  EXPENSES:

    a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS--HIMCO, a wholly-owned subsidiary of Hartford Life Insurance Company (HL), provides investment management services and supervision for Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers, Fund, Inc. and Hartford Small Company Fund, Inc. pursuant to an Investment Management Agreement, which was approved by each Fund's Board of Directors and shareholders.

      The schedule below reflects the rates of compensation paid to HIMCO for services rendered:

             HARTFORD BOND FUND, INC.
          AND HARTFORD STOCK FUND, INC.

AVERAGE DAILY NET ASSETS               ANNUAL FEE
------------------------------------  ------------
On first $250 million                      .325%
On next $250 million                       .300
On next $500 million                       .275
Over $1 billion                            .250


          HARTFORD ADVISERS FUND, INC.,
    HARTFORD CAPITAL APPRECIATION FUND, INC.,
 HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.,
     HARTFORD DIVIDEND AND GROWTH FUND, INC.,
    HARTFORD INTERNATIONAL ADVISERS FUND, INC.
      AND HARTFORD SMALL COMPANY FUND, INC.

AVERAGE DAILY NET ASSETS               ANNUAL FEE
------------------------------------  ------------
On first $250 million                      .575%
On next $250 million                       .525
On next $500 million                       .475
Over $1 billion                            .425

      HIMCO also serves as investment adviser to Hartford Bond Fund Inc., HVA Money Market Fund, Inc., Hartford U.S. Government Money Market Fund, Inc., Hartford Mortgage Securities Fund, Inc. and Hartford Index Fund, Inc. pursuant to an Agreement, which was approved by each Fund's Board of Directors and shareholders. The annual fees

--------------------------------------------------------------------------------
 HARTFORD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996
      paid to HIMCO are .25% of the average daily net assets for HVA Money Market Fund, Inc., Hartford U.S. Government Money Market Fund, Inc. and Hartford Mortgage Securities Fund, Inc. and .20% of the average daily net assets for Hartford Index Fund, Inc.

      For Hartford Small Company Fund, Inc., HIMCO waived its fees until the Fund's assets (excluding assets contributed by companies affiliated with HIMCO) reached $20 million. For 1996, the fee waived was $11,952.

      Wellington Management Company (Wellington), under a Sub-Investment Advisory Agreement with HIMCO, furnishes an investment program to HIMCO, for utilization by HIMCO in rendering services to Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc. and Hartford Small Company Fund, Inc. Wellington determines the purchase and sale of portfolio securities and places such orders for execution, in the name of the respective Fund. In conjunction with such activities, Wellington regularly furnishes reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) ADMINISTRATIVE SERVICES AGREEMENT--Under an Administrative Services Agreement between HL and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of .175% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, shareholder accounting, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

    c) OPERATING EXPENSES--Allocable expenses of the Funds are charged to each fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Nonallocable expenses are charged to each fund based on specific identification.

 4.  TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

    As of December 31, 1996, the tax cost, aggregate gross unrealized appreciation on all investments where there was an excess of value over tax cost, the aggregate gross unrealized depreciation of investments where there was an excess of tax cost over value and the net unrealized appreciation (depreciation) of investments were as follows:

                                                                          AGGREGATE GROSS   AGGREGATE GROSS
                                                                             UNREALIZED       UNREALIZED     NET UNREALIZED
                                                            TAX COST        APPRECIATION     DEPRECIATION     APPRECIATION
                                                        ----------------  ----------------  ---------------  --------------
Hartford Bond Fund, Inc...............................  $    411,959,593  $      5,910,050  $    (2,624,945) $    3,285,105
Hartford Stock Fund, Inc..............................     2,320,023,744       705,165,338      (36,069,327)    669,096,011
Hartford Advisers Fund, Inc...........................     4,886,005,355     1,025,238,238      (62,591,124)    962,647,114
Hartford Dividend and Growth Fund, Inc................       784,890,284       117,004,938      (10,070,806)    106,934,132
Hartford Capital Appreciation Fund, Inc...............     2,876,667,293       660,646,685     (158,829,742)    501,816,943
Hartford Mortgage Securities Fund, Inc................       350,954,028         3,866,619       (2,644,170)      1,222,449
Hartford Index Fund, Inc..............................       520,448,400       117,761,059      (13,814,561)    103,946,498
Hartford International Opportunities Fund, Inc........       917,435,336       120,474,019      (46,621,452)     73,852,567
Hartford International Advisers Fund, Inc.............       102,027,721         6,840,836       (3,162,399)      3,678,437
Hartford Small Company Fund, Inc......................        42,166,118         2,408,726       (2,191,424)        217,302

 5.  EQUITY OF AFFILIATES:

    a) HARTFORD INTERNATIONAL ADVISERS FUND, INC.--HL redeemed ownership of 10,000,000 shares during 1996 realizing a gain of $1,463,486.

    b) HARTFORD SMALL COMPANY FUND, INC.--HIMCO has ownership of 3,000,000 shares of Hartford Small Company Fund, Inc. representing 7.5% of the total outstanding shares of the Fund as of December 31, 1996.

    c) As of December 31, 1996, certain HL group pension contracts held direct interest in shares as follows:

                                                                                                                  PERCENT OF
                                                                                                                     TOTAL
                                                                                                       SHARES       SHARES
                                                                                                    ------------  -----------
Hartford Bond Fund, Inc...........................................................................        47,060     0.01%
Hartford Stock Fund, Inc..........................................................................        92,167     0.01%
HVA Money Market Fund, Inc........................................................................        31,633     0.01%
Hartford Advisers Fund, Inc.......................................................................    18,752,510     0.69%
Hartford Capital Appreciation Fund, Inc...........................................................    15,519,596     1.79%
Hartford Mortgage Securities Fund, Inc............................................................    17,408,850     5.65%
Hartford Index Fund, Inc..........................................................................    16,432,999     6.30%
Hartford International Opportunities Fund, Inc....................................................     7,835,802     1.11%
Hartford Dividend and Growth Fund, Inc............................................................       443,556     0.08%
Hartford International Advisers Fund, Inc.........................................................        27,096     0.03%
Hartford Small Company Fund, Inc..................................................................        28,535     0.07%

 6.  INVESTMENT TRANSACTIONS:

    Investment transactions (excluding short-term investments) for the year ended December 31, 1996, were as follows:

                                                                                            PURCHASES AT        SALES AT
                                                                                                COST            PROCEEDS
                                                                                          ----------------  ----------------
Hartford Bond Fund, Inc.................................................................   $  829,303,424   $    745,960,818
Hartford Stock Fund, Inc................................................................    1,587,351,083        980,091,109
Hartford Advisers Fund, Inc.............................................................    3,629,548,507      2,632,120,718
Hartford Capital Appreciation Fund, Inc.................................................    2,864,732,163      2,170,279,640
Hartford Mortgage Securities Fund, Inc..................................................      627,266,106        629,848,302
Hartford Index Fund, Inc................................................................      318,741,927         85,951,283
Hartford International Opportunities Fund, Inc..........................................       738,825064        554,302,885
Hartford Dividend and Growth Fund, Inc..................................................      797,686,130        302,163,138
Hartford International Advisers, Fund, Inc..............................................      122,147,523         59,862,398
Hartford Small Company Fund, Inc........................................................       42,881,641          5,409,531

 7.  RECLASS OF CAPITAL ACCOUNTS

    In accordance with statement of position 93-2, Determination, Disclosure, and Financial Statement presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1996 the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                                   UNDISTRIBUTED   UNDISTRIBUTED
                                                                                   NET INVESTMENT  NET REALIZED     CAPITAL
                                                                                   INCOME (LOSS)   GAINS (LOSS)     SURPLUS
                                                                                   --------------  -------------  -----------
Hartford Bond Fund, Inc..........................................................   $      8,085   $      30,403  $   (38,488)
Hartford Stock Fund, Inc.........................................................       (237,625)        237,625      --
Hartford Advisers Fund, Inc......................................................       (187,377)        187,377      --
Hartford Capital Appreciation Fund, Inc..........................................      1,418,157      (1,418,157)     --
Hartford Mortgage Securities Fund, Inc...........................................       (754,232)        754,232      --
Hartford Index Fund, Inc.........................................................        --             --            --
Hartford International Opportunities Fund, Inc...................................      1,662,153      (1,731,747)      69,594
Hartford Dividend and Growth Fund, Inc...........................................        (12,837)       --             12,837
Hartford International Advisers Fund, Inc........................................        826,948        (826,948)     --

--------------------------------------------------------------------------------
 Hartford Mutual Funds
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                   NET REALIZED
                                                       AND
                           NET ASSET                UNREALIZED
                           VALUE AT       NET          GAIN       TOTAL FROM
                           BEGINNING   INVESTMENT   (LOSS) ON     INVESTMENT
                           OF PERIOD     INCOME    INVESTMENTS    OPERATIONS
                           ---------   ----------  ------------   -----------

HARTFORD BOND FUND, INC.
  For the Year Ended
   December 31, 1996.....    $1.028      $0.064      $(0.029)       $ 0.035
  1995...................     0.926       0.064        0.102          0.166
  1994...................     1.044       0.060       (0.100)        (0.040)
  1993...................     1.024       0.062        0.039          0.101
  1992...................     1.061       0.074       (0.019)         0.055
  1991...................     0.979       0.072        0.082          0.154
HARTFORD STOCK FUND, INC.
  For the Year Ended
   December 31, 1996.....     3.527       0.060        0.763          0.823
  1995...................     2.801       0.070        0.840          0.910
  1994...................     3.099       0.061       (0.111)        (0.050)
  1993...................     2.965       0.053        0.339          0.392
  1992...................     2.927       0.051        0.219          0.270
  1991...................     2.452       0.059        0.532          0.591
HVA MONEY MARKET FUND,
  INC.
  For the Year Ended
   December 31, 1996.....     1.00        0.500         --            0.050
  1995...................     1.000       0.056         --            0.056
  1994...................     1.000       0.039         --            0.039
  1993...................     1.000       0.029         --            0.029
  1992...................     1.000       0.036         --            0.036
  1991...................     1.000       0.059         --            0.059
HARTFORD ADVISERS FUND,
  INC.
For the Year Year Ended
  December 31, 1996......     1.958       0.059        0.255          0.314
  1995...................     1.600       0.064        0.377          0.441
  1994...................     1.752       0.054       (0.100)        (0.046)
  1993...................     1.676       0.050        0.145          0.195
  1992...................     1.649       0.059        0.070          0.129
  1991...................     1.436       0.063        0.223          0.286
HARTFORD U.S. GOVERNMENT
  MONEY MARKET FUND, INC.
  For the Year Ended
   December 31, 1996.....     1.000       0.048         --            0.048
  1995...................     1.000       0.054         --            0.054
  1994...................     1.000       0.036         --            0.036
  1993...................     1.000       0.027         --            0.027
  1992...................     1.000       0.032         --            0.032
  1991...................     1.000       0.055         --            0.055
HARTFORD CAPITAL
  APPRECIATION FUND, INC.
  For the Year Ended
   December 31, 1996.....     3.490       0.022        0.655          0.677
  1995...................     2.860       0.030        0.785          0.815
  1994...................     3.052       0.011        0.070          0.081
  1993...................     2.634       0.003        0.526          0.529
  1992...................     2.607       0.008        0.388          0.396
  1991...................     1.709       0.021        0.898          0.919
HARTFORD MORTGAGE
  SECURITIES FUND, INC.
  For the Year Ended
   December 31, 1996.....     1.071       0.069       (0.018)         0.051
  1995...................     0.984       0.068        0.087          0.155
  1994...................     1.075       0.068       (0.086)        (0.018)
  1993...................     1.079       0.071       (0.004)         0.067
  1992...................     1.115       0.086       (0.036)         0.050
  1991...................     1.054       0.088        0.061          0.149
HARTFORD INDEX FUND, INC.
  For the Year Ended
   December 31, 1996.....     2.028       0.044        0.393          0.437
  1995...................     1.522       0.044        0.507          0.551
  1994...................     1.546       0.038       (0.024)         0.014
  1993...................     1.450       0.035        0.096          0.131
  1992...................     1.390       0.033        0.060          0.093
  1991...................     1.134       0.036        0.294          0.330
HARTFORD INTERNATIONAL
  OPPORTUNITIES FUND,
  INC.
  For the Year Ended
   December 31, 1996.....     1.306       0.023        0.140          0.163
  1995...................     1.176       0.020        0.141          0.161
  1994...................     1.215       0.016       (0.039)        (0.023)
  1993...................     0.917       0.009        0.298          0.307
  1992...................     0.973       0.013       (0.056)        (0.043)
  1991...................     0.871       0.011        0.102          0.113
HARTFORD DIVIDEND AND
  GROWTH FUND, INC.
  For the Year Ended
   December 31, 1996.....     1.317       0.034        0.258          0.292
  1995...................     0.994       0.033        0.323          0.356
  From inception, March
   8, 1994, through
   December 31, 1994.....     1.000       0.024       (0.005)         0.019
HARTFORD INTERNATIONAL
  ADVISERS FUND, INC.
  For the Year Ended
   December 31, 1996.....     1.109       0.040        0.093          0.133
  From inception, March
   1, 1995, through
   December 31, 1995.....     1.000       0.030        0.126          0.156
HARTFORD SMALL COMPANY
  FUND, INC.
  From inception, August
   9, 1996, through
   December 31, 1996.....     1.000       0.002        0.069          0.071

(1) Annualized.
(2) Management fees were waived until assets (excluding assets contributed by companies affiliated with HIMCO) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          DIVIDENDS                                 NET ASSET             NET ASSETS
                           FROM NET   DISTRIBUTIONS  NET INCREASE   VALUE AT              AT END OF
                          INVESTMENT  FROM REALIZED  (DECREASE) IN     END      TOTAL       PERIOD
                            INCOME    CAPITAL GAINS   NET ASSETS    OF PERIOD  RETURN   (IN THOUSANDS)
                          ----------  -------------  -------------  ---------  -------  --------------

HARTFORD BOND FUND, INC.
  For the Year Ended
   December 31, 1996.....   $(0.063)     $ --           $(0.028)      $1.00     3.54%     $  402,548
  1995...................    (0.064)       --             0.102        1.028   18.49         342,495
  1994...................    (0.060)      (0.018)        (0.118)       0.926   (3.95)        247,458
  1993...................    (0.062)      (0.019)         0.020        1.044   10.24         239,602
  1992...................    (0.074)      (0.018)        (0.037)       1.024    5.53         128,538
  1991...................    (0.072)       --             0.082        1.061   16.43          97,377
HARTFORD STOCK FUND, INC.
  For the Year Ended
   December 31, 1996.....    (0.059)      (0.148)         0.616        4.143   24.33       2,994,209
  1995...................    (0.070)      (0.114)         0.726        3.527   34.10       1,876,884
  1994...................    (0.061)      (0.187)        (0.298)       2.801   (1.89)      1,163,158
  1993...................    (0.053)      (0.205)         0.134        3.099   14.34         968,425
  1992...................    (0.051)      (0.181)         0.038        2.965   10.04         569,903
  1991...................    (0.059)      (0.057)         0.475        2.927   24.58         406,489
HVA MONEY MARKET FUND,
  INC.
  For the Year Ended
   December 31, 1996.....    (0.050)       --             --           1.000    5.09         542,586
  1995...................    (0.056)       --             --           1.000    5.74         339,709
  1994...................    (0.039)       --             --           1.000    3.95         321,465
  1993...................    (0.029)       --             --           1.000    2.94         234,088
  1992...................    (0.036)       --             --           1.000    3.63         190,246
  1991...................    (0.059)       --             --           1.000    6.01         177,483
HARTFORD ADVISERS FUND,
  INC.
For the Year Year Ended
  December 31, 1996......    (0.059)      (0.044)         0.211        2.169   16.62       5,879,529
  1995...................    (0.064)      (0.019)         0.358        1.958   28.34       4,262,769
  1994...................    (0.054)      (0.052)        (0.152)       1.600   (2.74)      3,034,034
  1993...................    (0.050)      (0.069)         0.076        1.752   12.25       2,426,550
  1992...................    (0.059)      (0.043)         0.027        1.676    8.30         985,747
  1991...................    (0.063)      (0.010)         0.213        1.649   20.33         631,424
HARTFORD U.S. GOVERNMENT
  MONEY MARKET FUND, INC.
  For the Year Ended
   December 31, 1996.....    (0.048)       --             --           1.000    4.87          11,730
  1995...................    (0.054)       --             --           1.000    5.52          10,070
  1994...................    (0.036)       --             --           1.000    3.67           9,619
  1993...................    (0.027)       --             --           1.000    2.68           9,449
  1992...................    (0.032)       --             --           1.000    3.22          10,525
  1991...................    (0.055)       --             --           1.000    5.61          11,257
HARTFORD CAPITAL
  APPRECIATION FUND, INC.
  For the Year Ended
   December 31, 1996.....    (0.025)      (0.228)         0.424        3.914   20.70       3,386,670
  1995...................    (0.030)      (0.155)         0.630        3.490   30.25       2,157,892
  1994...................    (0.011)      (0.262)        (0.192)       2.860    2.50       1,158,644
  1993...................    (0.003)      (0.108)         0.418        3.052   20.80         778,904
  1992...................    (0.008)      (0.361)         0.027        2.634   16.98         300,373
  1991...................    (0.021)       --             0.898        2.607   53.99         158,046
HARTFORD MORTGAGE
  SECURITIES FUND, INC.
  For the Year Ended
   December 31, 1996.....    (0.066)       --            (0.015)       1.056    4.99         325,495
  1995...................    (0.068)       --             0.087        1.071   16.17         327,565
  1994...................    (0.068)      (0.005)        (0.091)       0.984   (1.61)        304,147
  1993...................    (0.071)       --            (0.004)       1.075    6.31         365,198
  1992...................    (0.086)       --            (0.036)       1.079    4.64         258,711
  1991...................    (0.088)       --             0.061        1.115   14.71         162,484
HARTFORD INDEX FUND, INC.
  For the Year Ended
   December 31, 1996.....    (0.044)      (0.039)         0.354        2.382   22.09         621,065
  1995...................    (0.044)      (0.001)         0.506        2.028   36.55         318,253
  1994...................    (0.038)       --            (0.024)       1.522    0.94         157,660
  1993...................    (0.035)       --             0.096        1.546    9.12         140,396
  1992...................    (0.033)       --             0.060        1.450    6.82          82,335
  1991...................    (0.036)      (0.038)         0.256        1.390   29.53          47,770
HARTFORD INTERNATIONAL
  OPPORTUNITIES FUND,
  INC.
  For the Year Ended
   December 31, 1996.....    (0.025)      (0.037)         0.101        1.407   12.91         996,543
  1995...................    (0.020)      (0.011)         0.130        1.306   13.93         686,475
  1994...................    (0.016)       --            (0.039)       1.176   (1.94)        563,765
  1993...................    (0.009)       --             0.298        1.215   33.73         281,608
  1992...................    (0.013)       --            (0.056)       0.917   (4.43)         47,560
  1991...................    (0.011)       --             0.102        0.973   13.00(1)       22,854
HARTFORD DIVIDEND AND
  GROWTH FUND, INC.
  For the Year Ended
   December 31, 1996.....    (0.034)      (0.028)         0.230        1.547   22.91         879,980
  1995...................    (0.033)       --             0.323        1.317   36.37         265,070
  From inception, March
   8, 1994, through
   December 31, 1994.....    (0.024)      (0.001)        (0.006)       0.994   1.96(1)        55,066
HARTFORD INTERNATIONAL
  ADVISERS FUND, INC.
  For the Year Ended
   December 31, 1996.....    (0.051)      (0.024)         0.058        1.167   12.25         104,486
  From inception, March
   1, 1995, through
   December 31, 1995.....    (0.030)      (0.017)         0.109        1.109   15.84(1)       31,264
HARTFORD SMALL COMPANY
  FUND, INC.
  From inception, August
   9, 1996, through
   December 31, 1996.....    (0.002)       --             0.069        1.069   18.12(1)       42,812

                                           RATIO OF
                            RATIO OF          NET
                            OPERATING     INVESTMENT
                            EXPENSES        INCOME      PORTFOLIO   AVERAGE
                           TO AVERAGE     TO AVERAGE    TURNOVER   COMMISSION
                           NET ASSETS     NET ASSETS      RATE     RATE PAID
                          -------------  -------------  ---------  ----------
HARTFORD BOND FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.52%          6.37%          212.0%    $  --
  1995...................   0.53           6.51           215.0        --
  1994...................   0.55           6.23           328.8        --
  1993...................   0.57           5.93           494.3        --
  1992...................   0.64           7.21           434.1        --
  1991...................   0.66           7.29           337.0        --
HARTFORD STOCK FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.46           1.59            42.3      0.0490
  1995...................   0.48           2.23            52.9        --
  1994...................   0.50           2.17            63.8        --
  1993...................   0.53           1.86            69.0        --
  1992...................   0.57           1.90            69.8        --
  1991...................   0.60           2.14            24.3        --
HVA MONEY MARKET FUND,
  INC.
  For the Year Ended
   December 31, 1996.....   0.44           5.04            --          --
  1995...................   0.45           5.57            --          --
  1994...................   0.47           3.99            --          --
  1993...................   0.48           2.91            --          --
  1992...................   0.53           3.60            --          --
  1991...................   0.54           5.88            --          --
HARTFORD ADVISERS FUND,
  INC.
For the Year Year Ended
  December 31, 1996......   0.63           2.92            53.8      0.0487
  1995...................   0.65           3.57            63.5        --
  1994...................   0.65           3.34            60.0        --
  1993...................   0.69           3.07            55.3        --
  1992...................   0.78           3.55            72.8        --
  1991...................   0.81           4.13            42.1        --
HARTFORD U.S. GOVERNMENT
  MONEY MARKET FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.58           4.77            --          --
  1995...................   0.57           5.38            --          --
  1994...................   0.58           3.63            --          --
  1993...................   0.58           2.65            --          --
  1992...................   0.75           3.19            --          --
  1991...................   0.73           5.48            --          --
HARTFORD CAPITAL
  APPRECIATION FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.65           0.60            85.4      0.0665
  1995...................   0.68           0.95            78.6        --
  1994...................   0.72           0.40            73.3        --
  1993...................   0.76           0.12            91.4        --
  1992...................   0.87           0.36           100.3        --
  1991...................   0.92           0.92           107.2        --
HARTFORD MORTGAGE
  SECURITIES FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.45           6.67           201.0        --
  1995...................   0.47           6.50           489.4        --
  1994...................   0.48           6.65           365.7        --
  1993...................   0.49           6.49           183.4        --
  1992...................   0.56           7.96           277.2        --
  1991...................   0.58           8.25           152.2        --
HARTFORD INDEX FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.39           2.07            19.3      0.0500
  1995...................   0.39           2.46             1.5        --
  1994...................   0.45           2.50             1.8        --
  1993...................   0.49           2.36             0.8        --
  1992...................   0.60           2.48             1.2        --
  1991...................   0.67           2.89             6.7        --
HARTFORD INTERNATIONAL
  OPPORTUNITIES FUND,
  INC.
  For the Year Ended
   December 31, 1996.....   0.79           1.74            70.0        --
  1995...................   0.86           1.60            55.6        --
  1994...................   0.85           1.42            46.4        --
  1993...................   1.00           0.84            31.8        --
  1992...................   1.23           1.40            25.1        --
  1991...................   1.24           1.17            24.7        --
HARTFORD DIVIDEND AND
  GROWTH FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.73           2.52            56.9      0.0715
  1995...................   0.77           2.91            41.4        --
  From inception, March
   8, 1994, through
   December 31, 1994.....   0.83(1)        3.52(1)         27.8        --
HARTFORD INTERNATIONAL
  ADVISERS FUND, INC.
  For the Year Ended
   December 31, 1996.....   0.96           3.24            95.2      0.0064
  From inception, March
   1, 1995, through
   December 31, 1995.....   0.65(1)(2)     3.36(1)(2)      47.2        --
HARTFORD SMALL COMPANY
  FUND, INC.
  From inception, August
   9, 1996, through
   December 31, 1996.....   0.72(1)(2)     0.31(1)(2)      31.8      0.0290

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
HARTFORD BOND FUND, INC., HARTFORD STOCK FUND, INC., HVA MONEY MARKET FUND,
INC.,
 HARTFORD ADVISERS FUND, INC., HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC., HARTFORD CAPITAL APPRECIATION FUND, INC., HARTFORD MORTGAGE SECURITIES FUND,
INC.,
 HARTFORD INDEX FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC., HARTFORD DIVIDEND AND GROWTH FUND, INC., HARTFORD INTERNATIONAL ADVISERS FUND,
INC.
 AND HARTFORD SMALL COMPANY FUND, INC.:

 We have audited the accompanying statement of assets of Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc., Hartford Advisers Fund, Inc., Hartford U.S. Government Money Market Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc. and Hartford Small Company Fund, Inc. (all Maryland corporations) (the Funds) as of December 31, 1996, and the related statement of operations for the year then ended (except for Hartford Small Company Fund, Inc., which reflects the period from inception, August 9, 1996, to December 31, 1996), the statements of changes in net assets for each of the two years in the period then ended (except for Hartford International Advisers Fund, Inc., which reflects the year ended December 31, 1996 and the period from inception, March 1, 1995, to December 31, 1995, and Hartford Small Company Fund, Inc., which reflects the period from inception, August 9, 1996, to December 31, 1996) and the financial highlights for each of the five years in the period then ended (except for Hartford Dividend and Growth Fund, Inc., which reflects the two years ended December 31, 1996 and the period from inception, March 8, 1994, to December 31, 1994, Hartford International Advisers Fund, Inc., which reflects the year ended December 31, 1996 and the period from inception, March 1, 1995, to December 31 1995, and Hartford Small Company Fund, Inc., which reflects the period from inception, August 9, 1996, to December 31, 1996). These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc., Hartford Advisers Fund, Inc., Hartford U.S. Government Money Market Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc. and Hartford Small Company Fund, Inc. of December 31, 1996, the results of their operations for the year then ended (except for Hartford Small Company Fund, Inc., which reflects the period from inception, August 9, 1996, to December 31, 1996), the changes in its net assets for each of the two years in the period then ended (except for Hartford International Advisers Fund, Inc., which reflects the year ended December 31, 1996 and the period from inception, March 1, 1995, to December 31, 1995, and Hartford Small Company Fund, Inc., which reflects the period from inception, August 9, 1996, to December 31, 1996) and the financial highlights for each of the five years in the period then ended (except for Hartford Dividend and Growth Fund, Inc., which reflects the two years ended December 31, 1996 and the period from inception, March 8, 1994, to December 31, 1994, Hartford International Advisers Fund, Inc., which reflects the year ended December 31, 1996 and the period from inception, March 1, 1995, to December 31, 1995, and Hartford Small Company Fund, Inc., which reflects the period from inception, August 9, 1996, to December 31, 1996) in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 19, 1997                                           ARTHUR ANDERSEN LLP

    DIRECTORS OF THE FUNDS:

       JOSEPH A. BIERNAT - Director

       JOSEPH H. GAREAU - Director/President

       GOVERNOR WILLIAM A. O'NEILL - Director

       MILLARD H. PRYOR, JR. - Director

       LOWNDES A. SMITH - Director/Chairman

       JOHN K. SPRINGER - Director

       WINIFRED E. COLEMAN - Director

   CUSTODIAN:

       State Street Bank and Trust Company
       P.O. Box 1912
       Boston, MA 02107

   INVESTMENT ADVISER FOR THE MUTUAL FUNDS:

       The Hartford Investment Management Company (HIMCO)
       Hartford Plaza
       Hartford, CT 06115

   SUB-ADVISER FOR THE HARTFORD STOCK FUND, INC., HARTFORD ADVISERS FUND, INC., HARTFORD CAPITAL APPRECIATION FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES
   FUND, INC., HARTFORD DIVIDEND AND GROWTH FUND, INC., HARTFORD INTERNATIONAL ADVISERS FUND, INC., HARTFORD SMALL COMPANY FUND INC.:

       Wellington Management Company
       75 State Street
       Boston, MA 02109

   PRINCIPAL UNDERWRITER FOR THE SEPARATE ACCOUNTS:

       Hartford Equity Sales Company, Inc. (HESCO)
       Hartford Plaza
       Hartford, CT 06115

       Hartford Securities Distribution Company, Inc. (HSD)
       Hartford Plaza
       Hartford, CT 06115

   INDEPENDENT PUBLIC ACCOUNTANTS:

       Arthur Andersen LLP
       One Financial Plaza
       Hartford, CT 06103

_____________________________________________________________________________

Harford Life Insurance Companies                            BULK RATE
P.O. Box 2999                                              U.S. POSTAGE
Hartford, CT 06104-2999                                        PAID
                                                           PERMIT NO. 1
                                                           HARTFORD, CT





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